Morgan Stanley Investment Management

Morgan Stanley Institutional Fund Trust

U.S. Equity Portfolios

Mid Cap Growth Portfolio
U.S. Mid Cap Value Portfolio U.S. Small Cap Value Portfolio Value Portfolio

January 30, 2009

Prospectus

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

U.S. Equity Portfolios Prospectus

January 30, 2009

U.S. Equity Portfolios Prospectus

January 30, 2009

Mid Cap Growth Portfolio

Objective

The Mid Cap Growth Portfolio seeks long-term capital growth.

Approach

The Adviser seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. and non-U.S. mid cap companies. The Adviser selects issuers from a universe comprised of mid cap companies, most with market capitalizations of generally less than $35 billion.

The Portfolio may invest up to 25% of its net assets in securities of foreign issuers, including issuers located in emerging market or developing countries. The securities in which the Portfolio may invest may be denominated in U.S. dollars or in currencies other than U.S. dollars.

Process

The Adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

Under normal circumstances, at least 80% of the Portfolio’s assets will be invested in common stocks of mid cap companies. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes. Derivative instruments used by the Portfolio will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

A company is considered to be a mid cap company if it has a total market capitalization at the time of purchase of $35 billion or less. The market capitalization limit is subject to adjustment annually based upon the Adviser’s assessment as to the capitalization range of companies which possess the fundamental characteristics of mid cap companies. The Portfolio may invest up to 10% of its assets in real estate investment trusts (“REITs”).

Principal Risks

The Portfolio’s principal investment strategies are subject to the following principal risks:

The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer. Investments in mid cap companies may involve greater risk than investments in larger, more established companies. The securities issued by mid cap companies may be less liquid and their prices subject to more abrupt or erratic price movements. In addition, mid cap companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States.

The Portfolio’s investments may be denominated in foreign currencies. As a result, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country. The Adviser may invest in certain instruments, such as derivatives, and may use certain techniques, such as hedging, to manage these risks. However, the Adviser cannot guarantee that it will be practical to hedge these risks in certain markets or under particular conditions or that it will succeed in doing so. The Adviser may use derivatives for other purposes, such as gaining exposure to foreign markets.

REITs pool investors’ funds for investments primarily in real estate properties. Like mutual funds, REITs have expenses, including advisory and administration fees, that are paid by their shareholders. As a result,

1

Mid Cap Growth Portfolio (Cont’d)

shareholders will absorb duplicate levels of fees when the Portfolio invests in REITs. The performance of any Portfolio REIT holdings ultimately depends on the types of real property in which the REITs invest and how well the property is managed. A general downturn in real estate values also can hurt REIT performance. In addition, REITs are subject to certain provisions under federal tax law. The failure of a company to qualify as a REIT could have adverse consequences for the Portfolio, including significantly reducing return to the Portfolio on its investment in such company.

Please see “Investment Strategies and Related Risks” for further information about these and other risks of investing in the Portfolio.

Mid Cap Growth Portfolio
(Class I)
Commenced operations on March 30, 1990

High Quarter	12/31/99	39.27%

Low Quarter	9/30/01	-27.63%

Average Annual Total Returns
(as of 12/31/08)

	Past One Year	Past Five Years	Past Ten Years	Since Inception

Class I1—Return before Taxes	-47.22%	0.62%	1.10%	10.63%

Class I—Return after Taxes on Distributions[2]	-47.22%	0.60%	0.12%	8.47%

Class I—Return after Taxes on Distributions and Sale of Fund Shares[2]	-30.70%	0.55%	0.51%	8.39%

Class P1—Return before Taxes	-47.37%	0.37%	0.86%	5.67%

Russell Midcap® Growth Index (reflects no deduction for fees, expenses or taxes)[3]	-44.32%	-2.33%	-0.19%	7.40%	[5]

Lipper Mid-Cap Growth Funds Index (reflects no deductions for taxes)[4]	-44.04%	-1.18%	0.49%	7.34%	[5]

The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart shows the performance of the Portfolio’s Class I shares year-by-year and best and worst performance for a quarter; the performance of the other Class will differ because the Classes have different ongoing fees. The table shows average annual total returns for the past 1, 5 and 10 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to indices of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. An index does not show actual investment returns. Payment of management or brokerage fees or taxes would lower an index’s performance. An index is unmanaged and should not be considered an investment.

[1]	Class I commenced operations on March 30, 1990. Class P commenced operations on January 31, 1997.

[2]

Included in the table above are the after-tax returns for the Portfolio’s Class I shares. The after-tax returns for the Portfolio’s other Class will vary from Class I shares’ returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods, as applicable.

[3]

The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

[4]

The Lipper Mid-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Mid-Cap Growth Funds classification. The Index is adjusted for capital gains distributions and income dividends. There are currently 30 funds represented in this Index. As of the date of this Prospectus, the Portfolio is in the Lipper Mid-Cap Growth Funds classification.

[5]	Since Inception reflects the inception date of Class I.

2

U.S. Equity Portfolios Prospectus

January 30, 2009

U.S. Mid Cap Value Portfolio

Objective

The U.S. Mid Cap Value Portfolio seeks above-average total return over a market cycle of three to five years.

Approach

The Portfolio invests primarily in common stocks of companies traded on a U.S. securities exchange with capitalizations generally in the range of companies included in the Russell Midcap® Value Index. The Portfolio may purchase stocks that typically do not pay dividends.

Process

The Adviser seeks attractively valued companies experiencing a change that the Adviser believes could have a positive impact on a company’s outlook, such as a change in management, industry dynamics or operational efficiency. In determining whether securities should be sold, the Adviser considers factors such as appreciation to fair value, fundamental change in the company or changes in economic or market trends.

Under normal circumstances, at least 80% of the Portfolio’s assets will be invested in common stocks of companies traded on a U.S. securities exchange with capitalizations within the range of companies included in the Russell Midcap® Value Index. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes. As of December 31, 2008, these market capitalizations range between $24 million and $13.8 billion. Derivative instruments used by the Portfolio will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

The Portfolio may invest up to 20% of its total assets in securities of foreign issuers, including issuers located in emerging market or developing countries. This percentage limitation however, does not apply to securities of foreign companies that are listed in the United States on a national exchange. The securities in which the Portfolio may invest may be denominated in U.S. dollars or in currencies other than U.S. dollars. The Portfolio may invest up to 20% of its net assets in REITs.

Principal Risks

The Portfolio’s principal investment strategies are subject to the following principal risks:

The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer. Investments in mid cap companies may involve greater risk than investments in larger, more established companies. The securities issued by mid cap companies may be less liquid and their prices subject to more abrupt or erratic price movements. In addition, mid cap companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies. The Adviser’s perception that a stock is under- or over-valued may not be accurate or may not be realized. At times, the Portfolio’s guideline for sector weightings may result in significant exposure to one or more market sectors.

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States.

The Portfolio’s investments may be denominated in foreign currencies. As a result, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country. The Adviser may invest in certain instruments, such as derivatives, and may use certain techniques, such as hedging, to manage these risks. However, the Adviser cannot guarantee that it will be practical to hedge these risks in certain markets or under particular conditions or that it will succeed in doing so. The Adviser may use derivatives for other purposes, such as gaining exposure to foreign markets.

3

U.S. Mid Cap Value Portfolio (Cont’d)

REITs pool investors’ funds for investments primarily in commercial real estate properties. Like mutual funds, REITs have expenses, including advisory and administration fees, that are paid by their shareholders. As a result, shareholders will absorb duplicate levels of fees when the Portfolio invests in REITs. The performance of any Portfolio REIT holdings ultimately depends on the types of real property in which the REITs invest and how well the property is managed. A general downturn in real estate values also can hurt REIT performance. In addition, REITs are subject to certain provisions under federal tax law. The failure of a company to qualify as a REIT could have adverse consequences for the Portfolio, including significantly reducing return to the Portfolio on its investment in such company.

Please see “Investment Strategies and Related Risks” for further information about these and other risks of investing in the Portfolio.

U.S. Mid Cap Value Portfolio
(Class I)
Commenced operations on December 30, 1994

High Quarter	6/30/03	23.09%

Low Quarter	12/31/08	-27.41%

Average Annual Total Returns
(as of 12/31/08)

	Past One Year	Past Five Years	Past Ten Years	Since Inception

Class I1—Return before Taxes	-39.78%	0.96%	3.26%	10.74%

Class I—Return after Taxes on Distributions[2]	-39.92%	0.83%	2.12%	8.77%

Class I—Return after Taxes on Distributions and Sale of Fund Shares[2]	-25.68%	0.84%	2.13%	8.34%

Investment Class[1]—Return before Taxes	-39.85%	0.82%	3.11%	7.91%

Class P1—Return before Taxes	-40.19%	0.62%	2.96%	2.99%

Russell Midcap® Value Index (reflects no deduction for fees, expenses or taxes)[3]	-38.44%	0.33%	4.45%	9.45%	[5]

Lipper Mid-Cap Core Funds Index (reflects no deduction for taxes)[4]	-38.53%	-1.29%	3.20%	7.26%	[5]

The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart shows the performance of the Portfolio’s Class I shares year-by-year and best and worst performance for a quarter; the performance of the other Classes will differ because the Classes have different ongoing fees. The table shows average annual total returns for the past 1, 5 and 10 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to indices of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. An index does not show actual investment returns. Payment of management or brokerage fees or taxes would lower an index’s performance. An index is unmanaged and should not be considered an investment.

[1]	Class I commenced operations on December 30, 1994. Investment Class commenced operations on May 10, 1996. Class P commenced operations on July 17, 1998.

[2]

Included in the table above are the after-tax returns for the Portfolio’s Class I shares. The after-tax returns for the Portfolio’s other Classes will vary from the Class I shares’ returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods, as applicable.

[3]

The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

[4]

The Lipper Mid-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Mid-Cap Core Funds classification. The Index is adjusted for capital gains distributions and income dividends. There are currently 30 funds represented in this Index. As of the date of this Prospectus, the Portfolio is in the Lipper Mid-Cap Core Funds classification.

[5]	Since Inception reflects the inception date of Class I.

4

U.S. Equity Portfolios Prospectus

January 30, 2009

U.S. Small Cap Value Portfolio

Objective

The U.S. Small Cap Value Portfolio seeks above-average total return over a market cycle of three to five years.

Approach

The Portfolio invests primarily in common stocks of small capitalization companies traded on a U.S. securities exchange. The Portfolio may purchase stocks that typically do not pay dividends.

Process

The Adviser analyzes securities to identify stocks that are believed to be undervalued relative to the market place or similar companies. For most sectors, sector weightings normally are kept within 10% of those of the Russell 2000® Value Index. For example, if the energy sector represents 15% of the Russell 2000® Value Index, then, as a general matter, the energy sector would represent between 5 to 25% of total Portfolio assets. There are currently more than ten sectors represented in the Russell 2000® Value Index including technology, consumer discretionary, health care, energy and producer durables. In determining whether securities should be sold, the Adviser considers factors such as high valuation relative to other investment opportunities or the market place and deteriorating fundamentals.

Under normal circumstances, at least 80% of the Portfolio’s assets will be invested in common stocks of small cap companies traded on a U.S. securities exchange. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes. Under current market conditions, the Adviser considers a company to be a small cap company if it has a total market capitalization at the time of purchase of $100 million to $2 billion or the high end of the range of companies represented in the Russell 2000® Value Index. The market capitalization limit is subject to adjustment annually based upon the Adviser’s assessment as to the capitalization range of companies which possess the fundamental characteristics of small cap companies. Derivative instruments used by the Portfolio will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy. The Portfolio may invest up to 10% of its assets in REITs. The Portfolio may invest up to 10% of its assets in securities of foreign issuers, including issuers located in emerging market or developing countries. The securities in which the Portfolio may invest may be denominated in U.S. dollars or in currencies other than U.S. dollars.

Principal Risks

The Portfolio’s principal investment strategies are subject to the following principal risks:

The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer. Investments in smaller companies may involve greater risk than investments in larger, more established companies. The securities issued by smaller companies may be less liquid and their prices subject to more abrupt or erratic price movements. In addition, smaller companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies. The Adviser’s perception that a stock is under- or over-valued may not be accurate or may not be realized. At times, the Portfolio’s guideline for sector weightings may result in significant exposure to one or more market sectors.

REITs pool investors’ funds for investments primarily in real estate properties. Like mutual funds, REITs have expenses, including advisory and administration fees, that are paid by their shareholders. As a result, shareholders will absorb duplicate levels of fees when the Portfolio invests in REITs. The performance of any Portfolio REIT holdings ultimately depends on the types of real property in which the REITs invest and how well the property is managed. A general downturn in real estate values also can hurt REIT performance. In addition, REITs are subject to certain provisions under federal tax law. The failure of a company to qualify as a REIT could have adverse consequences for the Portfolio, including significantly reducing return to the Portfolio on its investment in such company.

5

U.S. Small Cap Value Portfolio (Cont’d)

Investing in the securities of foreign issuers, particularly those located in emerging markets, entails the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States.

The Portfolio’s investments may be denominated in foreign currencies. As a result, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country. The Adviser may invest in certain instruments, such as derivatives, and may use certain techniques, such as hedging, to manage these risks. However, the Adviser cannot guarantee that it will be practical to hedge these risks in certain markets or under particular conditions or that it will succeed in doing so. The Adviser may use derivatives for other purposes, such as gaining exposure to foreign markets.

Please see “Investment Strategies and Related Risks” for further information about these and other risks of investing in the Portfolio.

U.S. Small Cap Value Portfolio
(Class I)
Commenced operations on July 1, 1986

High Quarter	6/30/03	19.99%

Low Quarter	12/31/08	-20.17%

Average Annual Total Returns
(as of 12/31/08)

	Past One Year	Past Five Years	Past Ten Years	Since Inception

Class I1—Return before Taxes	-26.99%	3.73%	5.56%	9.77%

Class I—Return after Taxes on Distributions[2]	-27.72%	2.14%	4.07%	7.54%

Class I—Return after Taxes on Distributions and Sale of Fund Shares[2]	-16.77%	3.14%	4.37%	7.56%

Class P1—Return before Taxes	-27.19%	3.46%	—	5.36%

Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)[3]	-28.92%	0.27%	6.11%	9.28%	[5]

Lipper Small-Cap Value Funds Index (reflects no deduction for taxes)[4]	-32.82%	-0.53%	5.87%	—	[4]

The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart shows the performance of the Portfolio’s Class I shares year-by-year and best and worst performance for a quarter; the performance of the other Class will differ because the Classes have different ongoing fees. The table shows average annual total returns for the past 1, 5 and 10 year periods, as applicable, and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to indices of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. An index does not show actual investment returns. Payment of management or brokerage fees or taxes would lower an index’s performance. An index is unmanaged and should not be considered an investment.

[1]	Class I commenced operations on July 1, 1986. Class P commenced operations on January 22, 1999.

[2]

Included in the table above are the after-tax returns for the Portfolio’s Class I shares. The after-tax returns for the Portfolio’s other Class will vary from the Class I shares’ returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods, as applicable.

[3]

The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

[4]

The Lipper Small-Cap Value Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Small-Cap Value Funds classification. The Index is adjusted for capital gains distributions and income dividends. There are currently 30 funds represented in this Index. As of the date of this Prospectus, the Portfolio is in the Lipper Small-Cap Value Funds classification. Since Inception return information is not available for this index.

[5]	Since Inception reflects the inception date of Class I.

6

U.S. Equity Portfolios Prospectus

January 30, 2009

Value Portfolio

Objective

The Value Portfolio seeks above-average total return over a market cycle of three to five years.

Approach

The Portfolio invests primarily in common stocks of companies with capitalizations generally greater than $1 billion. The Portfolio emphasizes a value style of investing, seeking well established companies that appear undervalued and currently are not being recognized within the market place. The Portfolio may purchase stocks that do not pay dividends. The Portfolio may invest, to a limited extent, in equity securities of foreign issuers, including issuers located in emerging market or developing countries, and may also invest in securities of foreign companies that are listed in the United States on a national exchange. The securities in which the Portfolio may invest may be denominated in U.S. dollars or in currencies other than U.S. dollars.

Process

The Adviser begins with a universe of companies that have attributes that may qualify them as value companies. The Adviser then screens these companies for liquidity and then relative value using an appropriate valuation measure for each sector or industry. The Adviser evaluates the companies relative to competitive and market conditions within each industry. The Adviser then conducts a fundamental analysis of each company to identify those companies believed to be attractively valued relative to other companies within the industry. In determining whether securities should be sold, the Adviser considers fair valuations and deteriorating fundamentals. The Portfolio may invest up to 10% of its net assets in REITs.

Principal Risks

The Portfolio’s principal investment strategies are subject to the following principal risks:

The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer. Investments in smaller companies may involve greater risk than investments in larger, more established companies. The securities issued by smaller companies may be less liquid and their prices subject to more abrupt or erratic price movements. In addition, smaller companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies. The Adviser’s perception that a stock is under- or over-valued may not be accurate or may not be realized.

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States.

The Portfolio’s investments may be denominated in foreign currencies. As a result, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country. The Adviser may invest in certain instruments, such as derivatives, and may use certain techniques, such as hedging, to manage these risks. However, the Adviser cannot guarantee that it will be practical to hedge these risks in certain markets or under particular conditions or that it will succeed in doing so. The Adviser may use derivatives for other purposes, such as gaining exposure to foreign markets.

7

Value Portfolio (Cont’d)

REITs pool investors’ funds for investments primarily in commercial real estate properties. Like mutual funds, REITs have expenses, including advisory and administration fees, that are paid by their shareholders. As a result, shareholders will absorb duplicate levels of fees when the Portfolio invests in REITs. The performance of any Portfolio REIT holdings ultimately depends on the types of real property in which the REITs invest and how well the property is managed. A general downturn in real estate values also can hurt REIT performance. In addition, REITs are subject to certain provisions under federal tax law. The failure of a company to qualify as a REIT could have adverse consequences for the Portfolio, including significantly reducing return to the Portfolio on its investment in such company.

Please see “Investment Strategies and Related Risks” for further information about these and other risks of investing in the Portfolio.

Value Portfolio
(Class I)
Commenced operations on November 5, 1984

High Quarter	6/30/03	22.62%

Low Quarter	9/30/02	-23.25%

Average Annual Total Returns
(as of 12/31/08)

	Past One Year	Past Five Years	Past Ten Years	Since Inception

Class I1—Return before Taxes	-36.50%	-2.09%	1.72%	10.08%

Class I—Return after Taxes on Distributions[2]	-36.78%	-3.07%	0.67%	7.25%

Class I—Return after Taxes on Distributions and Sale of Fund Shares[2]	-23.25%	-1.40%	1.39%	7.48%

Class P1—Return before Taxes	-36.59%	-2.32%	1.47%	4.39%

Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)[3]	-36.85%	-0.79%	1.36%	10.59%	[6]

S&P 500® Index (reflects no deduction for fees, expenses or taxes)[4]	-37.00%	-2.19%	-1.38%	9.85%	[6]

Lipper Large-Cap Value Funds Index (reflects no deduction for taxes)[5]	-37.00%	-1.90%	-0.36%	9.31%	[6]

The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart shows the performance of the Portfolio’s Class I shares year-by-year and best and worst performance for a quarter; the performance of the other Class will differ because the Classes have different ongoing fees. The table shows average annual total returns for the past 1, 5 and 10 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to indices of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. An index does not show actual investment returns. Payment of management or brokerage fees or taxes would lower an index’s performance. An index is unmanaged and should not be considered an investment.

[1]	Class I commenced operations on November 5, 1984. Class P commenced operations on July 17, 1996.

[2]

Included in the table above are the after-tax returns for the Portfolio’s Class I shares. The after-tax returns for the Portfolio’s other Classes will vary from the Class I shares’ returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods, as applicable.

[3]

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values.

[4]

The Standard & Poor’s 500® Index (S&P 500®) measures the performance of the large-cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy.

[5]

The Lipper Large-Cap Value Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Large-Cap Value Funds classification. The Index is adjusted for capital gains distributions and income dividends. There are currently 30 funds represented in this Index. As of the date of this Prospectus, the Portfolio is in the Lipper Large-Cap Value Funds classification.

[6]	Since Inception reflects the inception date of Class I.

8

U.S. Equity Portfolios Prospectus

January 30, 2009

The Portfolios do not charge any sales loads or other fees (except as noted in the chart) when you purchase or redeem shares.

Fees and Expenses of the Portfolios

These tables describe the fees and expenses that you may pay if you buy and hold the classes of shares that may be offered by each Portfolio.

Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)

Class I

Portfolio	Shareholder Fees*/ Redemption Fees	†	Advisory Fees	Distribution and/or Service (12b-1) Fees	Shareholder Servicing Fee	Other Expenses	††	Acquired Fund Fees & Expenses	†††	Total Annual Portfolio Operating Expenses

Mid Cap Growth	None		0.500%	None	None	0.17%		—		0.67%

U.S. Mid Cap Value	None		0.720	None	None	0.26		0.01%		0.99

U.S. Small Cap Value	2%		0.661	None	None	0.14		0.01		0.81

Value	None		0.500	None	None	0.20		—		0.70

*	Fees paid directly from your investment.

†

Payable to the U.S. Small Cap Value Portfolio on shares redeemed within 30 days of purchase. See “Redeeming Shares” and “General Shareholder Information” for more information on redemption fees. Redemption fees are a percentage of the amount redeemed.

††	Other Expenses includes sub-transfer agency fees that are incurred on a class-by-class basis.

†††

The Portfolio may invest a portion of its assets in other investment companies (the “Acquired Funds”). The Portfolio’s shareholders indirectly bear a pro rata portion of the expenses of the Acquired Funds in which the Portfolio invests. “Acquired Fund Fees & Expenses” in the table is an estimate of those expenses. The estimate is based upon the average allocation of the Portfolio’s investments in the Acquired Funds and upon the actual total operating expenses of the Acquired Funds (including any current waivers and expense limitations) for the fiscal year ended September 30, 2008. Actual Acquired Fund expenses incurred by the Portfolio may vary with changes in the allocation of Portfolio assets among the Acquired Funds and with other events that directly affect the expenses of the Acquired Funds. Since “Acquired Fund Fees & Expenses” are not directly borne by the Portfolio, they are not reflected in the Portfolio’s financial statements, with the result that the information presented in the table will differ from that presented in the Financial Highlights.

Investment Class^

Portfolio	Shareholder Fees*/ Redemption Fees	Advisory Fees	Distribution and/or Service (12b-1) Fees	Shareholder Servicing Fee	Other Expenses	††	Acquired Fund Fees & Expenses	†††	Total Annual Portfolio Operating Expenses

U.S. Mid Cap Value	None	0.720%	None	0.15%	0.17%		0.01%		1.05%

Value	None	0.500	None	0.15	0.15		—		0.80

^	Only available for purchase by new investors in conjunction with the Morgan Stanley Stable Value Fund.

*	Fees paid directly from your investment.

††	Other Expenses includes sub-transfer agency fees that are incurred on a class-by-class basis.

†††

The Portfolio may invest a portion of its assets in other investment companies (the “Acquired Funds”). The Portfolio’s shareholders indirectly bear a pro rata portion of the expenses of the Acquired Funds in which the Portfolio invests. “Acquired Fund Fees & Expenses” in the table is an estimate of those expenses. The estimate is based upon the average allocation of the Portfolio’s investments in the Acquired Funds and upon the actual total operating expenses of the Acquired Funds (including any current waivers and expense limitations) for the fiscal year ended September 30, 2008. Actual Acquired Fund expenses incurred by the Portfolio may vary with changes in the allocation of Portfolio assets among the Acquired Funds and with other events that directly affect the expenses of the Acquired Funds. Since “Acquired Fund Fees & Expenses” are not directly borne by the Portfolio, they are not reflected in the Portfolio’s financial statements, with the result that the information presented in the table will differ from that presented in the Financial Highlights.

9

The example assumes that you invest $10,000 in each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that each Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be equal to the amounts reflected in the table to the right.

Fees and Expenses of the Portfolios (Cont’d)

Class P

Portfolio	Shareholder Fees*/ Redemption Fees	†	Advisory Fees	Distribution and/or Service (12b-1) Fees	Shareholder Servicing Fee	Other Expenses	††	Acquired Fund Fees & Expenses	†††	Total Annual Portfolio Operating Expenses

Mid Cap Growth	None		0.500%	0.25%	None	0.21%		—		0.96%

U.S. Mid Cap Value	None		0.720	0.25	None	0.24		0.01%		1.22

U.S. Small Cap Value	2%		0.661	0.25	None	0.18		0.01		1.10

Value	None		0.500	0.25	None	0.24		—		0.99

*	Fees paid directly from your investment.

†

Payable to the U.S. Small Cap Value Portfolio on shares redeemed within 30 days of purchase. See “Redeeming Shares” and “General Shareholder Information” for more information on redemption fees. Redemption fees are a percentage of the amount redeemed.

††	Other Expenses includes sub-transfer agency fees that are incurred on a class-by-class basis.

†††

The Portfolio may invest a portion of its assets in other investment companies (the “Acquired Funds”). The Portfolio’s shareholders indirectly bear a pro rata portion of the expenses of the Acquired Funds in which the Portfolio invests. “Acquired Fund Fees & Expenses” in the table is an estimate of those expenses. The estimate is based upon the average allocation of the Portfolio’s investments in the Acquired Funds and upon the actual total operating expenses of the Acquired Funds (including any current waivers and expense limitations) for the fiscal year ended September 30, 2008. Actual Acquired Fund expenses incurred by the Portfolio may vary with changes in the allocation of Portfolio assets among the Acquired Funds and with other events that directly affect the expenses of the Acquired Funds. Since “Acquired Fund Fees & Expenses” are not directly borne by the Portfolio, they are not reflected in the Portfolio’s financial statements, with the result that the information presented in the table will differ from that presented in the Financial Highlights.

Example

This example is intended to help you compare the cost of investing in each Portfolio with the cost of investing in other mutual funds.

Class I

Portfolio	1 Year	3 Years	5 Years	10 Years

Mid Cap Growth	$68	$214	$373	$835

U.S. Mid Cap Value	101	315	547	1,213

U.S. Small Cap Value	83	259	450	1,002

Value	72	224	390	871

Investment Class

Portfolio	1 Year	3 Years	5 Years	10 Years

U.S. Mid Cap Value	$107	$334	$579	$1,283

Value	82	255	444	990

Class P

Portfolio	1 Year	3 Years	5 Years	10 Years

Mid Cap Growth	$98	$306	$531	$1,178

U.S. Mid Cap Value	124	387	670	1,477

U.S. Small Cap Value	112	350	606	1,340

Value	101	315	547	1,213

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U.S. Equity Portfolios Prospectus

January 30, 2009

Investment Strategies and Related Risks

This section discusses in greater detail the Portfolios’ principal investment strategies and the other types of investments that the Portfolios may make. Please read this section in conjunction with the earlier summaries. The Portfolios’ investment practices and limitations are also described in more detail in the Statement of Additional Information (“SAI”), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

An investment in a Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Equity Securities

Equity securities include common stock, preferred stock, convertible securities, American Depositary Receipts (“ADRs”), rights, warrants and shares of investment companies. The Portfolios may invest in equity securities that are publicly traded on securities exchanges or over-the-counter or in equity securities that are not publicly traded. Securities that are not publicly traded may be more difficult to sell and their value may fluctuate more dramatically than other securities. For purposes of these Portfolios, companies traded on a U.S. exchange include companies listed on Nasdaq.

ADRs are U.S. dollar-denominated securities that represent claims to shares of foreign stocks. The Portfolios treat ADRs as U.S. securities for purposes of foreign investment limitations.

Growth stocks generally have higher growth rates, betas and price/earnings ratios, and lower yields than the stock market in general as measured by an appropriate stock market index. Value stocks are stocks that are deemed by the Adviser to be undervalued relative to the stock market in general. The Adviser makes value decisions guided by the appropriate market index, based on value characteristics such as price/earnings and price/book ratios. Value stocks generally are dividend paying common stocks.
However, non-dividend paying stocks also may be selected for their value characteristics.

IPOs

The Portfolios may purchase shares issued as part of, or a short period after, companies’ initial public offerings (“IPOs”), and may at times dispose of those shares shortly after their acquisition. A Portfolio’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time. The purchase of shares issued in IPOs may have a greater impact upon the Portfolio’s total returns during any period that the Portfolio has a small asset base. As the Portfolio assets grow, any impact of IPO investments on the Portfolio’s total return may decline.

Fixed Income Securities

Fixed income securities are securities that pay a fixed or a variable rate of interest until a stated maturity date. Fixed income securities include U.S. government securities, securities issued by federal or federally sponsored agencies and instrumentalities (“agencies”), corporate bonds and notes, asset-backed securities, mortgage securities, high yield securities, municipal bonds, loan participations and assignments, zero coupon bonds, convertible securities, Eurobonds, Brady Bonds, Yankee Bonds, repurchase agreements, commercial paper and cash equivalents.

These securities are subject to risks related to changes in interest rates and in the financial health or credit rating of the issuers. The maturity and duration of a fixed income instrument also affects the extent to which the price of the security will change in response to these and other factors. Longer term securities tend to experience larger price changes than shorter term securities because they are more sensitive to changes in interest rates or in the credit ratings of the issuers.

Fixed income securities may be called (i.e., redeemed by the issuer) prior to final maturity. If a callable security is called, a Portfolio may have to reinvest the proceeds at a lower rate of interest.

Duration

The average duration of a portfolio of fixed income securities represents its exposure to changing interest rates. A Portfolio with a lower average duration generally will experience less price volatility in response

11

to changes in interest rates than a Portfolio with a higher average duration.

Foreign Securities

Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls, or diplomatic developments that could affect an investing portfolio’s investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than in the United States.

Foreign Currency

The investments of the Portfolios may be denominated in foreign currencies. The value of foreign currencies fluctuates relative to the value of the U.S. dollar. Since the Portfolios may invest in such non-U.S. dollar-denominated securities, and therefore may convert the value of such securities into U.S. dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Portfolios’ assets. The Adviser may use derivatives to reduce this risk. The Adviser may in its discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Emerging Market Securities

Investing in emerging market securities enhances the risks of foreign investing. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. In certain countries, the market may be dominated by a few issuers or sectors. Investment funds and structured investments are mechanisms for U.S. and other investors to invest in certain emerging markets that have laws precluding or limiting direct investments by foreign investors.

Derivatives and Other Investments

Derivatives are financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivatives sometimes offer the most economical way of pursuing an investment strategy, limiting risks or enhancing returns, although there is no guarantee of success. Hedging strategies or instruments may not be available or practical in all circumstances. Derivative instruments may be publicly traded or privately negotiated. Derivatives used by the Adviser include futures contracts, options contracts, forward contracts, swaps, CMOs, stripped mortgage-backed securities (“SMBS”) and structured notes.

A forward contract is an obligation to purchase or sell a security or a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency exchange contracts may be used by certain Portfolios consistent with their investments in securities that are denominated in foreign currencies to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, a Portfolio may use cross-hedging or proxy hedging with respect to currencies in which a Portfolio has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency. Cross currency hedges may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies.

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. The Portfolios may use futures contracts to gain exposure to an entire market (e.g., stock index futures) or to control their exposure to changing foreign currency exchange rates or interest rates. Portfolios investing in fixed income securities may use futures to control their exposure to changes in interest rates and to manage the overall maturity and duration of their securities holdings.

12

U.S. Equity Portfolios Prospectus

January 30, 2009

If a Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of a security, futures contract or currency at an agreed-upon price. If a Portfolio “writes” an option, it sells to another person the right to buy from or sell to the Portfolio a specific amount of a security, futures contract or currency at an agreed-upon price. A Portfolio may purchase exchange listed or over-the-counter options that may be covered or uncovered.

A Portfolio may enter into swap transactions, which are contracts in which a Portfolio agrees to exchange the return or interest rate on one instrument for the return or interest rate on another instrument. Payments may be based on currencies, interest rates, referenced debt obligations of a particular issuer, securities indices or commodity indices. Swaps may be used to manage the maturity and duration of a fixed income portfolio, or to gain exposure to a market without directly investing in securities traded in that market.

A Portfolio may enter into credit default swap contracts for hedging purposes, to add leverage to its portfolio or to gain exposure to a credit in which the Portfolio may otherwise invest. When used for hedging purposes, a Portfolio would be the buyer of a credit default swap contract. In that case, a Portfolio would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, a Portfolio would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Portfolio would have spent the stream of payments and received no benefit from the contract. When a Portfolio is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap. A Portfolio will segregate or earmark assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis.

A Portfolio may write (sell) and purchase put and call swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Portfolio may use swap options for hedging purposes or to manage and mitigate any credit and interest rate risk.

CMOs and SMBS are derivatives based on mortgage securities. CMOs are issued in a number of series (known as “tranches”), each of which has a stated maturity. Cash flow from the underlying mortgages is allocated to the tranches in a predetermined, specified order. SMBS are multi-class mortgage securities issued by U.S. government agencies and instrumentalities and financial institutions. They usually have two classes, one receiving most of the principal payments from the mortgages, and one receiving most of the interest. In some cases, classes may receive interest only (called “IOs”) or principal only (called “POs”). Inverse floating rate obligations (“inverse floaters”) are fixed income securities which have coupon rates that vary inversely (often at a multiple) to another specified floating rate, such as LIBOR (London Inter-Bank Offered Rate). If the specified reference rate rises, the coupon rate of the inverse floater falls, while a decrease in the reference rate causes an increase in the inverse floater’s coupon rate.

Risks of Derivatives

The primary risks of derivatives are: (i) changes in the market value of securities held or to be acquired by a Portfolio, and of derivatives relating to those securities, may not be proportionate, (ii) there may not be a liquid market for a Portfolio to sell a derivative, which could result in difficulty closing a position and (iii) magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate.

Hedging the Portfolio’s currency risks involves the risk of mismatching the Portfolio’s obligations under a forward or futures contract with the value of securities denominated in a particular currency. For cross currency hedges, there is an additional risk to the extent that these transactions create exposure to

13

currencies in which the Portfolio’s securities are not denominated.

Mortgage derivatives are subject to the risks of price movements in response to changing interest rates and the level of prepayments made by borrowers. Depending on the class of CMO or SMBS that a Portfolio holds, these price movements may be significantly greater than those experienced by mortgage securities generally, depending on whether the payments are predominantly based on the principal or interest paid on the underlying mortgages. IOs, POs and inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturities. IOs, POs and inverse floaters may exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, the yield to maturity of IOs, POs and inverse floaters is extremely sensitive to prepayment levels. As a result, higher or lower rates of prepayment than that anticipated can have a material effect on a Portfolio’s yield to maturity and could cause a Portfolio to suffer losses.

Leveraging Risk

Certain transactions may give rise to a form of leverage. To mitigate leveraging risk, the Portfolios will earmark liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s portfolio securities.

Temporary Defensive Investments

When the Adviser believes that changes in economic, financial or political conditions warrant, each Portfolio may invest without limit in fixed income securities for temporary defensive purposes that may be inconsistent with the Portfolio’s principal investment strategies, as described in the SAI. If the Adviser incorrectly predicts the effects of these changes, the defensive investments may adversely affect the Portfolio’s performance. Using defensive investments could cause a Portfolio to fail to meet its investment objective.

Portfolio Turnover

Consistent with their investment policies, the Portfolios will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause a Portfolio to incur additional transaction costs and may result in taxable gains being passed through to shareholders.

Portfolio Holdings

A description of the policies and procedures of Morgan Stanley Institutional Fund Trust (the “Fund”)

with respect to the disclosure of each Portfolio’s securities is available in the Fund’s SAI.

Purchasing Shares

Share Class Arrangements

The minimum initial investment generally is $5,000,000 for Class I shares, $1,000,000 for Investment Class shares and $1,000,000 for Class P shares of each Portfolio. Investment Class shares are only available for purchase by new investors in conjunction with the Morgan Stanley Stable Value Fund.

Class I shares are not subject to either a distribution fee or a shareholder servicing fee. Investment Class shares are subject to a monthly shareholder servicing fee at an annual rate of up to 0.15% of each Portfolio’s average daily net assets attributable to Investment Class shares. Class P shares are subject to a monthly service fee at an annual rate of up to 0.25%

14

U.S. Equity Portfolios Prospectus

January 30, 2009

of each Portfolio’s average daily net assets attributable to Class P shares.

General

Shares of each Portfolio may be purchased directly from the Fund or through a financial intermediary. Investors purchasing shares through a financial intermediary may be charged a transaction-based or other fee by the financial intermediary for its services. If you are purchasing shares through a financial intermediary, please consult your intermediary for purchase instructions.

Shares of each Portfolio may, in the Fund’s discretion, be purchased with investment securities (in lieu of or, in conjunction with, cash) acceptable to the Fund. The securities would be accepted by the Fund at their market value in return for shares of each Portfolio.

Shares of each Portfolio may be purchased at the net asset value per share (“NAV”) next determined after we receive your purchase order.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you is that when you open an account, we will ask your name, address, date of birth and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law. In accordance with federal law requirements, the Fund has implemented an anti-money laundering compliance program, which includes designation of an anti-money laundering compliance officer.

Initial Purchase by Mail

You may open an account, subject to acceptance by the Fund, by completing and signing an Account Registration Form provided by Morgan Stanley Services Company Inc. (“Morgan Stanley Services”), the Fund’s transfer agent, which you can obtain by calling Morgan Stanley Services at 1-800-548-7786 and mailing it to Morgan Stanley Institutional Fund Trust. c/o Morgan Stanley Services Company Inc., P.O. Box 219804, Kansas City, MO 64121-9804

together with a check payable to Morgan Stanley Institutional Fund Trust.

Please note that payments to investors who redeem shares purchased by check will not be made until payment of the purchase has been collected, which may take up to eight business days after purchase. You can avoid this delay by purchasing shares by wire.

Initial Purchase by Wire

You may purchase shares of each Portfolio by wiring Federal Funds (monies credited by a Federal Reserve Bank) to JPMorgan Chase Bank N.A. (the “Custodian”). You should forward a completed Account Registration Form to Morgan Stanley Services in advance of the wire. See the section below entitled “Valuation of Shares.” Instruct your bank to send a Federal Funds wire in a specified amount to the Custodian using the following wire instructions:

JPMorgan Chase & Co.
1 Chase Manhattan Plaza
New York, NY 10081
ABA #021000021
DDA #910-2-734143
Attn: Morgan Stanley Institutional Fund
Trust Subscription Account
Ref: (Portfolio Name, Account Number, Account Name)

Additional Investments

You may make additional investments of shares at the NAV next determined after the request is received in good order, by mailing a check (payable to Morgan Stanley Institutional Fund Trust) to Morgan Stanley Services at the address noted under Initial Purchase by Mail or by wiring Federal Funds to the Custodian as outlined above.

Other Purchase Information

The Fund may suspend the offering of shares, or any class of shares, of any Portfolio or reject any purchase orders when we think it is in the best interest of the Fund. The minimum initial investment in Class I shares or Class P shares may be waived for certain investments, including sales through banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) purchasing shares on behalf of their clients in (i) discretionary and non-discretionary advisory programs, (ii) fund supermarkets, (iii) asset allocation programs or (iv) other programs in which the client pays an

15

asset-based fee for advice or for executing transactions in Portfolio shares or for otherwise participating in the program; certain retirement plans with plan assets of at least $5 million investing directly with the Fund; retirement plans investing through certain retirement plan platforms; certain endowments, foundations and other not for profit entities with at least $5 million of investable assets investing directly with the Fund; certain unit investment trusts sponsored by Morgan Stanley or any of its affiliates; other registered investment companies advised by Morgan Stanley Investment Management or any of its affiliates; Morgan Stanley Investment Management and its affiliates with respect to shares held in connection with certain retirement and deferred compensation programs established for their employees; the independent Trustees of the Fund; and clients who owned Portfolio shares as of December 31, 2007. The Fund, in its sole discretion, may waive the minimum initial investment amount for Investment Class shares in certain cases. If the value of your account falls below the minimum initial investment amount for Class I shares, Class P shares or Investment Class shares as a result of share redemptions or you no longer meet one of the waiver criteria set forth above, your account may be subject to involuntary conversion or involuntary redemption. You will be notified prior to any such conversions or redemptions.

Certain patterns of past exchanges and/or purchase or sale transactions involving a Portfolio may result in the Fund rejecting, limiting or prohibiting, at its sole discretion and without prior notice, additional purchases and/or exchanges and may result in a shareholder’s account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions.

Purchases of a Portfolio’s shares will be made in full and fractional shares of the Portfolio calculated to three decimal places.

Redeeming Shares

You may redeem shares of each Portfolio by mail, or, if authorized, by telephone at no charge. The value of shares redeemed may be more or less than the purchase price, depending on the NAV at the time of redemption. Shares of each Portfolio will be redeemed at the NAV next determined after the request is received in good order. If you are redeeming shares through a financial intermediary, please consult your intermediary for redemption instructions.

By Mail

Requests should be addressed to Morgan Stanley Institutional Fund Trust, c/o Morgan Stanley Services Company Inc., P.O. Box 219804, Kansas City, MO 64121-9804.

To be in good order, redemption requests must include the following documentation:

(a) A letter of instruction, if required, or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which the shares are registered;

(b) The share certificates, if issued;

(c) Any required signature guarantees; and

(d) Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianship, corporations, pension and profit sharing plans and other organizations.

By Telephone

You automatically have telephone redemption and exchange privileges unless you indicate otherwise by checking the applicable box on the new account application form or calling Morgan Stanley Services to opt out of such privileges. You may request a redemption of shares by calling the Fund at 1-800-548-7786 and requesting that the redemption proceeds be mailed or wired to you. You cannot redeem shares by telephone if you hold share certificates for those shares. For your protection when calling the Fund, we will employ reasonable

16

U.S. Equity Portfolios Prospectus

January 30, 2009

procedures to confirm that redemption instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security number or other tax identification number. Telephone instructions may also be recorded. If reasonable procedures are employed, none of Morgan Stanley, Morgan Stanley Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions and exchanges may not be available if you cannot reach Morgan Stanley Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund’s other redemption and exchange procedures described in this prospectus. During periods of drastic economic or market changes, it is possible that the telephone privileges may be difficult to implement, although this has not been the case with the Fund in the past. To opt out of telephone privileges, please contact Morgan Stanley Services at 1-800-548-7786.

The Fund will ordinarily pay redemption proceeds within seven business days after receipt of your request. The Fund may suspend the right of redemption or postpone the payment of redemption proceeds at times when the New York Stock Exchange (“NYSE”) is closed or under other circumstances in accordance with interpretations or orders of the U.S. Securities and Exchange Commission (the “Commission”).

If we determine that it is in the best interest of the Fund or Portfolio not to pay redemption proceeds in cash, we may distribute to you securities held by the Portfolio from which you are redeeming. Such in-kind securities may be illiquid and difficult or impossible for a shareholder to sell at a time and at a price that a shareholder would like. If requested, we will pay a portion of your redemption(s) in cash (during any 90 day period) up to the lesser of $250,000 or 1% of the net assets of the Portfolio at the beginning of such period. Redemptions paid in investment securities will give rise to income, gain or loss for income tax purposes in the same manner as redemptions paid in cash. In addition, you may incur brokerage costs and a further gain or loss for income tax purposes when you ultimately sell the securities.

Shares of the U.S. Small Cap Value Portfolio redeemed within 30 days of purchase will be subject to a 2% redemption fee, payable to the Portfolio. The redemption fee is designed to protect the Portfolio and its remaining shareholders from the effects of short-term trading. The redemption fee is not imposed on redemptions made: (i) through systematic withdrawal/ exchange plans, (ii) through pre-approved asset allocation programs, (iii) of shares received by reinvesting income dividends or capital gain distributions, (iv) through certain collective trust funds or other pooled vehicles and (v) on behalf of advisory accounts where client allocations are solely at the discretion of the Morgan Stanley Investment Management investment team. The redemption fee is based on, and deducted from, the redemption proceeds. Each time you redeem or exchange shares, the shares held the longest will be redeemed or exchanged first.

The redemption fee may not be imposed on transactions that occur through certain omnibus accounts at financial intermediaries. Certain financial intermediaries may apply different methodologies than those described above in assessing redemption fees, may impose their own redemption fee that may differ from the Portfolio’s redemption fee or may impose certain trading restrictions to deter market-timing and frequent trading. If you invest in the Portfolio through a financial intermediary, please read that financial intermediary’s materials carefully to learn about any other restrictions or fees that may apply.

17

Frequent Purchases and Redemptions of Shares

Frequent purchases and redemptions of shares by Portfolio shareholders are referred to as “market-timing” or “short-term trading” and may present risks for other shareholders of a Portfolio, which may include, among other things, dilution in the value of a Portfolio’s shares held by long-term shareholders, interference with the efficient management of the Portfolio, increased brokerage and administrative costs, incurring unwanted taxable gains and forcing the Portfolio to hold excess levels of cash.

In addition, a Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which a Portfolio’s securities trade and the time as of which the Portfolio’s net asset value is calculated (“time-zone arbitrage”). For example, a market-timer may purchase shares of a Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio’s net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would redeem the Portfolio’s shares the next day when the Portfolio’s share price would reflect the increased prices in foreign markets for a quick profit at the expense of long-term Portfolio shareholders.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price-arbitrage”).

The Fund discourages and does not accommodate frequent purchases and redemptions of Portfolio shares by Portfolio shareholders and the Fund’s Board of Trustees has adopted policies and procedures with respect to such frequent purchases and redemptions. The Fund’s policies with respect to purchases, exchanges and redemptions of shares are described in the “Purchasing Shares,” “General Shareholder Information” and “Redeeming Shares” sections of this Prospectus. Except as described in each of these sections, and with respect to trades that occur through omnibus accounts at intermediaries as described below, the Fund’s policies regarding frequent trading of shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at intermediaries, such as investment advisers, broker-dealers, transfer agents and third party administrators, the Fund (i) has requested assurance that such intermediaries currently selling shares have in place internal policies and procedures reasonably designed to address market-timing concerns and has instructed such intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective intermediaries to agree to cooperate in enforcing the Fund’s policies with respect to frequent purchases, exchanges and redemptions of shares.

Omnibus accounts generally do not identify customers’ trading activity to the Fund on an individual ongoing basis. Therefore, with respect to trades that occur through omnibus accounts at financial intermediaries, to some extent, the Fund relies on the financial intermediary to monitor frequent short-term trading within the Fund by the financial intermediary’s customers. However, the Fund or the Distributor has entered into agreements with financial intermediaries whereby intermediaries are required to provide certain customer identification and transaction information upon the Fund’s request. The Fund may use this information to help identify and prevent market-timing activity in the Fund. There can be no assurance that the Fund will be able to identify or prevent all market-timing activities.

18

U.S. Equity Portfolios Prospectus

January 30, 2009

General Shareholder Information

Valuation of Shares

The price of a Portfolio’s shares (NAV) is based on the value of the Portfolio’s securities. The NAV of the Portfolios is determined as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for business.

Each Portfolio values its securities at market value. When no market quotations are readily available for securities, including circumstances under which the Adviser determines that a security’s market price is not accurate, we will determine the value for those securities in good faith at fair value using methods approved by the Fund’s Board of Trustees. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund’s Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, a Portfolio’s net asset value will reflect certain portfolio securities’ fair value rather than their market price.

Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The NAV of each Class of shares may differ from that of other classes because of class-specific expenses that each class may pay and the shareholder servicing fees charged to Investment Class and Class P shares.

Exchange Privilege

You may exchange shares of any Portfolio of the Fund for the same Class of shares of other available portfolios of the Fund. In addition, you may exchange each Portfolio’s Class P shares for Class P Shares of available portfolios of Morgan Stanley Institutional Fund, Inc. and each Portfolio’s Class I shares for Class I Shares of available portfolios of Morgan Stanley Institutional Fund, Inc. Exchanges are based on the shares’ respective NAVs.

To obtain a prospectus for another portfolio, call the Fund at 1-800-548-7786 or contact your financial intermediary. If you purchased Portfolio shares through a financial intermediary, certain portfolios may be unavailable for exchange. Contact your financial intermediary to determine which portfolios are available for exchange. See also “Other Purchase Information” for certain limitations relating to exchanges.

You can process your exchange by contacting your financial intermediary. Otherwise, you should send exchange requests by mail to Morgan Stanley Institutional Fund Trust. c/o Morgan Stanley Services Company Inc., P.O. Box 219804, Kansas City, MO 64121-9804. Exchange requests can also be made by calling 1-800-548-7786.

When you exchange for shares of another portfolio, your transaction will be treated the same as an initial purchase. You will be subject to the same minimum initial investment and account size as an initial purchase. The Fund, in its sole discretion, may waive the minimum initial investment amounts in certain cases. An exchange of shares of the U.S. Small Cap Portfolio held for less than 30 days from the date of purchase will be subject to the 2% redemption fee described under the section “Redeeming Shares.” The Fund may terminate or revise the exchange privilege upon required notice or in certain cases without notice.

Tax Considerations

As with any investment, you should consider how your Portfolio investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in a Portfolio. Unless your investment in a Portfolio is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when the Portfolio makes distributions and when you sell shares, including an exchange to another Morgan Stanley Fund.

19

Taxation of Distributions. Your distributions normally are subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Portfolio shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Portfolio. Under current law, a portion of the income dividends you receive may be taxed at the same rates as long-term capital gains. However, even if income received in the form of income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you will not be permitted to offset income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive which are attributable to dividends received by such portfolios from U.S. corporations.

Investment income received by the Portfolios from sources within foreign countries may be subject to foreign income taxes. If more than 50% of a Portfolio’s assets are invested in foreign securities at the end of any fiscal year, the Portfolio may elect to pass through to you for foreign tax credit purposes the amount of foreign income taxes that it paid.

Every January, you will be sent a statement (Internal Revenue Service (“IRS”) Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

Taxation of Sales. Your sale of Portfolio shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Portfolio shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your shares.

When you open your account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to federal backup withholding at a rate of 28% (as of the date of this Prospectus) on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance payment of your taxes due on your income for such year.

Dividends and Distributions

The Portfolios normally declare dividends and distribute substantially all of their net investment income to shareholders as follows:

Class I

Portfolio	Quarterly	Annually

Mid Cap Growth		■

U.S. Mid Cap Value		■

U.S. Small Cap Value		■

Value	■

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U.S. Equity Portfolios Prospectus

January 30, 2009

Investment Class

Portfolio	Quarterly	Annually

U.S. Mid Cap Value		■

Value	■

Class P

Portfolio	Quarterly	Annually

Mid Cap Growth		■

U.S. Mid Cap Value		■

U.S. Small Cap Value		■

Value	■

If any net gains are realized from the sale of underlying securities, the Portfolios normally distribute the gains with the last distributions for the calendar year. All dividends and distributions are automatically paid in additional shares of the Portfolio unless you elect otherwise. If you want to change how your dividends are paid, you must notify the Fund in writing.

Fund Management

Adviser

Morgan Stanley Investment Management Inc., with principal offices at 522 Fifth Avenue, New York, New York 10036, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley is the direct parent of the Adviser. Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of November 30, 2008, the Adviser, together with its affiliated asset management companies, had approximately $393.2 billion in assets under management or supervision.

The Adviser makes investment decisions for the Portfolios and places each Portfolio’s purchase and sales orders. Each Portfolio, in turn, pays the Adviser an annual advisory fee calculated by applying a quarterly rate. The table below shows the Adviser’s annual contractual rates of compensation and the actual rates of compensation as a percentage of each Portfolio’s daily net assets for the Fund’s 2008 fiscal year.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement is available in the Fund’s annual report to shareholders for the fiscal year ended September 30, 2008.

21

Adviser’s Rates of Compensation

Portfolio	Contractual Compensation Rate	FY 2008 Actual Compensation Rate

Mid Cap Growth	0.500%	0.500%

U.S. Mid Cap Value	0.720% of the portion of the daily net assets not exceeding $1 billion; 0.650% of the portion of the daily net assets exceeding $1 billion	0.720%

U.S. Small Cap Value	0.670% of the portion of the daily net assets not exceeding $500 million; 0.645% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; 0.620% of the portion of the daily net assets exceeding $1 billion	0.661%

Value	0.500% of the portion of the daily net assets not exceeding $1 billion; 0.450% of the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion; 0.400% of the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; 0.350% of the portion of the daily net assets exceeding $3 billion	0.500%

Portfolio Management

Mid Cap Growth Portfolio

The Portfolio’s assets are managed within the Growth team. The team consists of portfolio managers and analysts. Current members of the team who are jointly and primarily responsible for the day-to-day management of the Portfolio are Dennis P. Lynch, David S. Cohen and Sam G. Chainani, each a Managing Director of the Adviser, and Alexander T. Norton, Jason C. Yeung and Armistead B. Nash, each an Executive Director of the Adviser.

Mr. Lynch has been associated with the Adviser in an investment management capacity since 1998 and began managing the Portfolio in January 2002. Mr. Cohen has been associated with the Adviser in an investment management capacity since 1993 and began managing the Portfolio in January 2002. Mr. Chainani has been associated with the Adviser in an investment management capacity since 1996 and began managing the Portfolio in June 2004. Mr. Norton has been associated with the Adviser in an investment management capacity since 2000 and began managing the Portfolio in July 2005. Mr. Yeung has been associated with the Adviser in an investment management capacity since 2002 and began managing the Portfolio in September 2007. Mr. Nash has been associated with the Adviser in an investment management capacity since 2002 and began managing the Portfolio in September 2008.

Mr. Lynch is the lead portfolio manager of the Portfolio. Messrs. Cohen, Chainani, Norton, Yeung and Nash are co-portfolio managers. Members of the team collaborate to manage the assets of the Portfolio.

U.S. Mid Cap Value Portfolio

The Portfolio’s assets are managed within the Equity Income team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Thomas R. Copper, a Managing Director of the Adviser, John Mazanec, an Executive Director of the Adviser, Thomas B. Bastian and Mary Jayne Maly, each a Managing Director of the Adviser, and James O. Roeder, Mark J. Laskin and Sergio Marcheli, each an Executive Director of the Adviser.

Mr. Copper has been associated with the Adviser in an investment management capacity since 1986 and began managing the Portfolio in December 2005. Mr. Mazanec has been associated with the Adviser in an investment management capacity since June 2008 and began managing the Portfolio in June 2008. Prior to June 2008, Mr. Mazanec was a portfolio manager at Wasatch Advisers. Mr. Bastian has been associated with the Adviser in an investment management capacity since 2003 and began managing the Portfolio in September 2003. Ms. Maly has been associated with the Adviser in an investment management capacity since 1992 and began managing the Portfolio in

22

U.S. Equity Portfolios Prospectus

January 30, 2009

July 2008. Mr. Roeder has been associated with the Adviser in an investment management capacity since 1999 and began managing the Portfolio in September 2003. Mr. Laskin has been associated with the Adviser in an investment management capacity since 2000 and began managing the Portfolio in January 2007. Mr. Marcheli has been associated with the Adviser in an investment management capacity since 2002 and began mananging the Portfolio in September 2003.

Mr. Copper is the lead manager of the Portfolio and Mr. Mazanec is a co-portfolio manager of the Portfolio. Messrs. Bastian, Roeder, Laskin and Ms. Maly assist Messrs. Copper and Mazanec in the management of the Portfolio and Mr. Marcheli manages the cash position in the Portfolio, submits trades and aids in providing research. Mr. Copper is responsible for the execution of the overall strategy of the Portfolio.

U.S. Small Cap Value Portfolio

The Portfolio’s assets are managed within the Small/Mid Cap Value team. The team consists of portfolio managers and analysts. Current members of the team who are jointly and primarily responsible for the day-to-day management of the Portfolio are Richard Glass, a Managing Director of the Adviser, and Alexander Yaggy, an Executive Director of the Adviser.

Mr. Glass has been associated with the Adviser in an investment management capacity since 2001 and began managing the Portfolio in September 2003. Mr. Yaggy has been associated with the Adviser in a research capacity since July 2004 and began managing the Portfolio in January 2006. Prior to July 2004, he was an analyst at Neuberger Berman.

Mr. Glass is the lead portfolio manager of the Portfolio. Members of the team collaborate to manage the assets of the Portfolio.

Value Portfolio

The Portfolio’s assets are managed within the Multi-Cap Value team. The team consists of portfolio managers and analysts. Current members of the team who are jointly and primarily responsible for the day-to-day management of the Portfolio are B. Robert Baker, Kevin C. Holt and Jason S. Leder, each a Managing Director of the Adviser and James N.

Warwick and Devin E. Armstrong, each an Executive Director of the Adviser.

Mr. Baker has been associated with the Adviser in an investment management capacity since 1991 and began managing the Portfolio in September 2003. Mr. Holt has been associated with the Adviser in an investment management capacity since 1999 and began managing the Portfolio in September 2003. Mr. Leder has been associated with the Adviser in an investment management capacity since 1995 and began managing the Portfolio in September 2003. Mr. Warwick has been associated with the Adviser in an investment management capacity since 2002 and began managing the Portfolio in July 2007. Mr. Armstrong has been associated with the Adviser in a research capacity since 2004 and began managing the Portfolio in an investment management capacity in July 2007. Prior to August 2004, Mr. Armstrong was attending Columbia Business School (August 2002-May 2004).

Mr. Baker is the lead manager of the Portfolio and Messrs. Holt, Leder, Warwick and Armstrong are co-portfolio managers. Each team member is responsible for specific sectors. All team members are responsible for the day-to-day management of the Portfolio and Mr. Baker is responsible for the execution of the overall strategy of the Portfolio.

The Fund’s SAI provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Portfolios.

The composition of each team may change from time to time.

Distributor

Shares of the Fund are distributed exclusively through Morgan Stanley Distribution, Inc. (“MSDI”), a wholly-owned subsidiary of the Adviser. MSDI has entered into arrangements with certain financial intermediaries who may accept purchase and redemption orders for shares of certain Portfolios on its behalf.

23

Shareholder Service Plan (Investment Class)

The Fund has adopted a Shareholder Service Plan (the “Investment Class Service Plan”) for each Portfolio’s Investment Class shares. Under the Investment Class Service Plan, each Portfolio pays the Distributor a monthly shareholder servicing fee at an annual rate of up to 0.15% of the Portfolio’s average daily net assets attributable to Investment Class shares. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Investment Class shares. Shareholder servicing fees relate solely to the Investment Class of each Portfolio and will reduce the net investment income and total return of the Investment Class shares of these Portfolios.

Shareholder Services Plan (Class P)

The Fund has adopted a Shareholder Services Plan for each Portfolio’s Class P Shares pursuant to Rule 12b-1 under the 1940 Act (the “Class P Service Plan”). Under the Class P Service Plan, each Portfolio may pay to the Distributor and other affiliated and unaffiliated broker-dealers, financial institutions and/or intermediaries a monthly service fee at an annual rate of up to 0.25% of the Portfolio’s average daily net assets attributable to Class P Shares. The Distributor may direct that all or any part of this fee be paid directly to its affiliates or other broker-dealers, financial institutions and/or intermediaries that provide shareholder services. Over time the shareholder servicing fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Additional Information

The Adviser and/or Distributor may pay compensation (out of their own funds and not as an expense of any Portfolio) to certain affiliated or unaffiliated brokers or other service providers in connection with the sale or retention of shares of a Portfolio and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated entities with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of Portfolio shares. For more information, please see the Fund’s SAI.

24

Intentionally Left Blank

Financial Highlights

The following financial highlights tables are intended to help you understand the financial performance of each Portfolio for the past five years. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Portfolio (assuming reinvestment of all dividends and distributions). Past performance does not indicate future results. The financial highlights for the fiscal years ended September 30, 2004, September 30, 2005, September 30, 2006, September 30, 2007 and September 30, 2008 have been audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm.

Class I

	Net Asset Value Beginning of Period	Net Investment Income†		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividend Distributions (net investment income )	Capital Gain Distributions (realized net gains )

Mid Cap Growth Portfolio (Commencement of Class I Operations 3/30/90)
2008	$33.68	$0.05	^	$(9.58)	$(9.53)	$(0.16)	—
2007	25.21	0.17		8.42	8.59	(0.12)	—
2006	23.54	0.09		1.58	1.67	—	—
2005	18.52	(0.03)		5.05	5.02	—	—
2004	15.42	(0.04)		3.14	3.10	—	—

U.S. Mid Cap Value Portfolio (Commencement of Class I Operations 12/30/94)
2008	$36.46	$0.28		$(7.54)	$(7.26)	$(0.25)	—
2007	29.09	0.27		7.32	7.59	(0.22)	—
2006	25.65	0.20		3.44	3.64	(0.20)	—
2005	21.13	0.11		4.50	4.61	(0.09)	—
2004	18.07	0.12		2.99	3.11	(0.05)	—

U.S. Small Cap Value Portfolio (Commencement of Class I Operations 7/01/86)
2008	$28.19	$0.06		$(3.82)	$(3.76)	$(0.06)	$(3.18)
2007	26.22	0.06		4.89	4.95	(0.08)	(2.90)
2006	24.41	0.09		3.04	3.13	(0.17)	(1.15)
2005	22.26	0.30		3.93	4.23	(0.01)	(2.07)
2004	18.19	0.04		4.06	4.10	(0.03)	—

Value Portfolio (Commencement of Class I Operations 11/05/84)
2008	$18.46	$0.33	^^	$(4.26)	$(3.93)	$(0.35)	$(1.06)
2007	18.67	0.35		1.60	1.95	(0.37)	(1.79)
2006	17.89	0.37		2.11	2.48	(0.38)	(1.32)
2005	16.44	0.33		1.40	1.73	(0.28)	—
2004	13.64	0.27		2.79	3.06	(0.26)	—

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U.S. Equity Portfolios Prospectus

January 30, 2009

Ernst & Young LLP’s unqualified report appears in the Fund’s Annual Report to Shareholders and is incorporated by reference in the SAI. The Annual Report and each Portfolio’s financial statements, as well as the SAI, are available at no cost from the Fund at the toll free number noted on the back cover to this Prospectus.

Class I

	Total Distributions	Redemption fees		Net Asset Value End of Period	Total Return+		Net Assets End of Period (thousands	)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

Mid Cap Growth Portfolio (Commencement of Class I Operations 3/30/90)
2008	$(0.16)	$0.00	‡	$23.99	(28.42	)%^	$1,609,506		0.63	%++	0.17	%++	37%
2007	(0.12)	0.00	‡	33.68	34.24		1,647,326		0.63	++	0.57	++	64
2006	—	0.00	‡	25.21	7.05	^^^	1,001,395		0.63		0.37		65
2005	—	—		23.54	27.11		755,313		0.62		(0.12)		115
2004	—	—		18.52	20.10		589,479		0.63		(0.23)		147

U.S. Mid Cap Value Portfolio (Commencement of Class I Operations 12/30/94)
2008	$(0.25)	$0.00	‡	$28.95	(20.07)%		$107,988		0.89	%#++	0.84	%#++	64%
2007	(0.22)	0.00	‡	36.46	26.19		151,610		0.89	++	0.80	++	87
2006	(0.20)	0.00	‡	29.09	14.27		118,005		0.90		0.74		66
2005	(0.09)	—		25.65	21.86		128,084		0.87		0.49		72
2004	(0.05)	—		21.13	17.23		246,694		0.90		0.57		146

U.S. Small Cap Value Portfolio (Commencement of Class I Operations 7/01/86)
2008	$(3.24)	$0.00	‡	$21.19	(14.34)%		$651,226		0.80	%++++	0.28	%++++	56%
2007	(2.98)	0.00	‡	28.19	19.74		810,194		0.84	++++	0.23	++++	46
2006	(1.32)	0.00	‡	26.22	13.42		716,208		0.81		0.35		51
2005	(2.08)	—		24.41	19.83		355,671		0.82		1.29		61
2004	(0.03)	—		22.26	22.57		382,898		0.90		0.18		104

Value Portfolio (Commencement of Class I Operations 11/05/84)
2008	$(1.41)	$0.00	‡	$13.12	(22.51	)%^^	$80,633		0.65	%+++	2.09	%+++	13%
2007	(2.16)	0.00	‡	18.46	10.95		285,533		0.63	+++	1.90	+++	28
2006	(1.70)	0.00	‡	18.67	14.68		307,331		0.65		2.07		26
2005	(0.28)	—		17.89	10.55		293,426		0.60		1.88		38
2004	(0.26)	—		16.44	22.56		275,494		0.63		1.75		95

27

Investment Class

	Net Asset Value Beginning of Period	Net Investment Income†		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividend Distributions (net investment income)	Capital Gain Distributions (realized net gains)

U.S. Mid Cap Value Portfolio (Commencement of Investment Class Operations 5/10/96)
2008	$36.27	$0.24		$(7.50)	$(7.26)	$(0.24)	—
2007	28.94	0.22		7.27	7.49	(0.16)	—
2006	25.51	0.13		3.46	3.59	(0.16)	—
2005	21.00	0.08		4.47	4.55	(0.04)	—
2004	17.95	0.08		2.99	3.07	(0.02)	—

Class P

	Net Asset Value Beginning of Period	Net Investment Income†		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividend Distributions (net investment income)	Capital Gain Distributions (realized net gains)

Mid Cap Growth Portfolio (Commencement of Class P Operations 1/31/97)
2008	$32.78	$(0.02	)^	$(9.34)	$(9.36)	$(0.09)	—
2007	24.54	0.09		8.20	8.29	(0.05)	—
2006	22.97	0.03		1.54	1.57	—	—
2005	18.12	(0.08)		4.93	4.85	—	—
2004	15.13	(0.08)		3.07	2.99	—	—

U.S. Mid Cap Value Portfolio (Commencement of Class P Operations 7/17/98)
2008	$36.26	$0.20		$(7.61)	$(7.41)	$(0.20)	—
2007	28.94	0.19		7.28	7.47	(0.15)	—
2006	25.48	0.13		3.43	3.56	(0.10)	—
2005	20.99	0.04		4.47	4.51	(0.02)	—
2004	17.95	0.07		2.97	3.04	(0.00)‡	—

U.S. Small Cap Value Portfolio (Commencement of Class P Operations 1/22/99)
2008	$28.03	$0.01		$(3.81)	$(3.80)	$0.00 ‡	$(3.18)
2007	26.09	0.00	‡	4.86	4.86	(0.02)	(2.90)
2006	24.29	0.02		3.04	3.06	(0.11)	(1.15)
2005	22.20	0.24		3.92	4.16	—	(2.07)
2004	18.16	(0.02)		4.06	4.04	—	—

Value Portfolio (Commencement of Class P Operations 7/17/96)
2008	$18.43	$0.29	^^	$(4.24)	$(3.95)	$(0.31)	$(1.06)
2007	18.64	0.31		1.60	1.91	(0.33)	(1.79)
2006	17.86	0.33		2.10	2.43	(0.33)	(1.32)
2005	16.42	0.29		1.38	1.67	(0.23)	—
2004	13.62	0.23		2.79	3.02	(0.22)	—

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U.S. Equity Portfolios Prospectus

January 30, 2009

Investment Class

	Total Distributions	Redemption fees		Net Asset Value End of Period	Total Return+		Net Assets End of Period (thousands)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

U.S. Mid Cap Value Portfolio (Commencement of Investment Class Operations 5/10/96)
2008	$(0.24)	$0.00	‡	$28.77	(20.18)%		$4,080	1.03	%++	0.73	%++	64%
2007	(0.16)	0.00	‡	36.27	26.01		3,649	1.04	++	0.66	++	87
2006	(0.16)	0.00	‡	28.94	14.10		2,588	1.05		0.50		66
2005	(0.04)	—		25.51	21.67		5,611	1.02		0.33		72
2004	(0.02)	—		21.00	17.09		8,886	1.05		0.42		146

Class P

	Total Distributions	Redemption fees		Net Asset Value End of Period	Total Return+		Net Assets End of Period (thousands)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

Mid Cap Growth Portfolio (Commencement of Class P Operations 1/31/97)
2008	$(0.09)	$0.00	‡	$23.33	(28.59	)%^	$1,236,945	0.88	%#++	(0.07	)%#++	37%
2007	(0.05)	0.00	‡	32.78	33.89		1,520,096	0.88	++	0.31	++	64
2006	—	0.00	‡	24.54	6.79	^^^	1,020,611	0.88		0.10		65
2005	—	—		22.97	26.77		936,566	0.87		(0.37)		115
2004	—	—		18.12	19.76		728,058	0.88		(0.48)		147

U.S. Mid Cap Value Portfolio (Commencement of Class P Operations 7/17/98)
2008	$(0.20)	$0.00	‡	$28.65	(20.29)%		$23,190	1.15	%++	0.61	%++	64%
2007	(0.15)	0.00	‡	36.26	25.87		17,661	1.14	++	0.56	++	87
2006	(0.10)	0.00	‡	28.94	14.02		13,144	1.15		0.48		66
2005	(0.02)	—		25.48	21.52		25,943	1.12		0.18		72
2004	(0.00)‡	—		20.99	16.95		55,340	1.15		0.32		146

U.S. Small Cap Value Portfolio (Commencement of Class P Operations 1/22/99)
2008	$(3.18)	$0.00	‡	$21.05	(14.58)%		$70,699	1.05	%#++++	0.02	%#++++	56%
2007	(2.92)	0.00	‡	28.03	19.45		59,519	1.09	++++	(0.01	)++++	46
2006	(1.26)	0.00	‡	26.09	13.13		26,428	1.06		0.08		51
2005	(2.07)	—		24.29	19.49		25,860	1.07		1.06		61
2004	—	—		22.20	22.30		22,530	1.15		(0.07)		104

Value Portfolio (Commencement of Class P Operations 7/17/96)
2008	$(1.37)	$0.00	‡	$13.11	(22.65	)%^^	$103,097	0.90	%#+++	1.88	%#+++	13%
2007	(2.12)	0.00	‡	18.43	10.69		199,754	0.88	+++	1.65	+++	28
2006	(1.65)	0.00	‡	18.64	14.38		187,718	0.87		1.84		26
2005	(0.23)	—		17.86	10.24		1,113,274	0.85		1.63		38
2004	(0.22)	—		16.42	22.28		943,182	0.88		1.50		95

29

        Class I

        Notes to the Financial Highlights

#

For the periods indicated, the Adviser voluntarily agreed to waive its advisory fees and/or reimburse certain expenses to the extent necessary in order to keep Total Annual Portfolio Operating Expenses actually deducted from portfolio assets for the respective portfolios from exceeding voluntary expense limitations. For the respective periods ended September 30, the Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income (Loss) to Average Net Assets, including these waived and/or reimbursed amounts are listed below.

	Ratio of Expenses to Average Net Assets Before Expenses Waived/Reimbursed by Adviser:

Portfolio	2008		2007	2006	2005	2004
U.S. Mid Cap Value	0.89	%++	N/A	N/A	N/A	N/A

	Ratio of Net Investment Income (Loss) to Average Net Assets Before Expenses Waived/Reimbursed by Adviser:

Portfolio	2008		2007	2006	2005	2004
U.S. Mid Cap Value	0.84	%++	N/A	N/A	N/A	N/A

†	Per share amount is based on average shares outstanding.

‡	Amount is less than $0.005 per share.

+	Calculated based on the net asset value as of the last business day of the period.

++

Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Funds –Money Market Portfolio – Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were affected by less than 0.005%.

+++

Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Funds –Government Portfolio – Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were affected by less than 0.005%.

++++

Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Funds –Money Market Portfolio – Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were affected by approximately 0.01% and less than 0.005% for the years ended September 30, 2008 and September 30, 2007, respectively.

^

During the year, the Portfolio received a regulatory settlement from an unaffiliated third party, which had an impact of less than $0.005 on net investment income per share and less than 0.005% on total returns.

^^

During the year, the Portfolio received a regulatory settlement from an unaffiliated third party, which had an impact of less than $0.005 on net investment income per share and an impact of 0.02% on total returns.

^^^

The Adviser fully reimbursed the Portfolio for losses incurred resulting from the disposal of investments in violation of restrictions. The impact of this reimbursement is not reflected in the total return shown above. With this reimbursement, the total return would have been 7.09%.

        Investment Class

        Notes to the Financial Highlights

†	Per share amount is based on average shares outstanding.

‡	Amount is less than $0.005 per share.

+	Calculated based on the net asset value as of the last business day of the period.

++

Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Funds –Money Market Portfolio – Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were affected by less than 0.005%.

30

U.S. Equity Portfolios Prospectus

January 30, 2009

        Class P

        Notes to the Financial Highlights

#

For the periods indicated, the Adviser voluntarily agreed to waive its advisory fees and/or reimburse certain expenses to the extent necessary in order to keep Total Annual Portfolio Operating Expenses actually deducted from portfolio assets for the respective portfolios from exceeding voluntary expense limitations. For the respective periods ended September 30, the Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income (Loss) to Average Net Assets, including these waived and/or reimbursed amounts are listed below.

	Ratio of Expenses to Average Net Assets Before Expenses Waived/Reimbursed by Adviser:

Portfolio	2008		2007	2006	2005	2004
Mid Cap Growth	0.89	%++	N/A	N/A	N/A	N/A

U.S. Small Cap Value	1.06	++++	N/A	N/A	N/A	N/A

Value	0.91	+++	N/A	N/A	N/A	N/A

	Ratio of Net Investment Income (Loss) to Average Net Assets Before Expenses Waived/Reimbursed by Adviser:

Portfolio	2008		2007	2006	2005	2004
Mid Cap Growth	(0.08	)%++	N/A	N/A	N/A	N/A

U.S. Small Cap Value	0.02	++++	N/A	N/A	N/A	N/A

Value	1.87	+++	N/A	N/A	N/A	N/A

†	Per share amount is based on average shares outstanding.

‡	Amount is less than $0.005 per share.

+	Calculated based on the net asset value as of the last business day of the period.

++

Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were affected by less than 0.005%.

+++

Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Funds – Government Portfolio – Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were affected by less than 0.005%.

++++

Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were affected by approximately 0.01% and less than 0.005% for the years ended September 30, 2008 and September 30, 2007, respectively.

^

During the year, the Portfolio received a regulatory settlement from an unaffiliated third party, which had an impact of less than $0.005 on net investment income per share and less than 0.005% on total returns.

^^

During the year, the Portfolio received a regulatory settlement from an unaffiliated third party, which had an impact of less than $0.01 on net investment income per share and an impact of 0.02% on total returns.

^^^

The Adviser fully reimbursed the Portfolio for losses incurred resulting from the disposal of investments in violation of restrictions. The impact of this reimbursement is not reflected in the total return shown above. With this reimbursement, the total return would have been 6.84%.

31

Where to Find Additional Information

In addition to this Prospectus, the Fund has a SAI, dated January 30, 2009, which contains additional, more detailed information about the Fund and the Portfolios. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

The Fund publishes annual and semi-annual reports (“Shareholder Reports”) that contain additional information about each Portfolio’s investments. In the Fund’s annual report, you will find a discussion of the market conditions and the investment strategies that significantly affected each Portfolio’s performance during the last fiscal year. For additional Fund information, including information regarding the investments comprising the Portfolios, please call the toll-free number below.

You may obtain the SAI and Shareholder Reports without charge by contacting the Fund at the toll-free number below or on our internet site at: www.morganstanley.com/im. If you purchased shares through a financial intermediary, you may also obtain these documents, without charge, by contacting your financial intermediary.

Information about the Fund, including the SAI and Shareholder Reports, may be obtained from the Commission in any of the following ways. (1) In person: you may review and copy documents in the

Commission’s Public Reference Room in Washington D.C. (for information on the operation of the Public Reference Room call 1-202-551-8090); (2) On-line: you may retrieve information from the Commission’s web site at http://www.sec.gov; (3) By mail: you may request documents, upon payment of a duplicating fee, by writing to Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102; or (4) By e-mail: you may request documents, upon payment of a duplicating fee, by e-mailing the Commission at the following address: publicinfo@sec.gov. To aid you in obtaining this information, the Fund’s Investment Company Act registration number is 811-03980.

Morgan Stanley Institutional Fund Trust
c/o Morgan Stanley Services Company Inc.
P.O, Box 219804
Kansas City, MO 64121-9804

For Shareholder Inquiries,
1-800-354-7786.

Prices and Investment Results are available at
www.morganstanley.com/im.

IFTEQPRO 01/09

Morgan Stanley Investment Management

Morgan Stanley Institutional Fund Trust

Fixed Income Portfolios
Core Fixed Income Portfolio Core Plus Fixed Income Portfolio

Intermediate Duration Portfolio

International Fixed Income Portfolio Investment Grade Fixed Income Portfolio Limited Duration Portfolio Long Duration Fixed Income Portfolio Municipal Portfolio

January 30, 2009

Prospectus

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fixed Income Portfolios Prospectus

January 30, 2009

Fixed Income Portfolios Prospectus

January 30, 2009

Core Fixed Income Portfolio

Objective

The Core Fixed Income Portfolio seeks above-average total return over a market cycle of three to five years.

Approach

The Portfolio invests primarily in a diversified mix of U.S. dollar-denominated fixed income securities, particularly U.S. government, corporate and mortgage securities. The Portfolio will ordinarily seek to maintain an average weighted maturity between five and ten years. Although there is no minimum or maximum maturity for any individual security, Morgan Stanley Investment Management Inc. (the “Adviser”) actively manages the interest rate risk of the Portfolio within a range relative to its benchmark. The securities in which the Portfolio invests carry an investment grade rating or, if unrated, are determined to be of a comparable quality by the Adviser at the time of purchase. The Portfolio may invest in to-be-announced pass-through mortgage securities, which settle on a delayed delivery basis (“TBAs”). The Portfolio may invest in asset-backed securities and may use futures, options, forwards, collateralized mortgage obligations (“CMOs”), swaps, options on swaps and other derivatives.

In addition, the Portfolio may invest a portion of its assets in structured investments, structured notes and other types of similarly structured products consistent with the Portfolio’s investment objective and policies. Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities.

The Portfolio may also invest in securities of foreign issuers, including issuers located in emerging market or developing countries. The securities in which the Portfolio may invest will be denominated in U.S. dollars.

Process

The Adviser employs a value approach toward fixed income investing. The Adviser’s research teams evaluate the relative attractiveness among corporate, mortgage and U.S. government securities. The Adviser relies upon value measures to guide its decisions regarding sector and security selection, such as the relative attractiveness of the extra yield offered by securities other than those issued by the U.S. Treasury. The Adviser also measures various types of risk by monitoring interest rates, inflation, the shape of the yield curve, credit risk and prepayment risk. The Adviser’s management team builds an investment portfolio designed to take advantage of its judgment on these factors, while seeking to balance the overall risk of the Portfolio. The Adviser may sell securities or exit positions when it believes that expected risk-adjusted return is low compared to other investment opportunities.

Under normal circumstances, at least 80% of the Portfolio’s assets will be invested in fixed income securities. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes.

Derivative instruments used by the Portfolio will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

Principal Risks

The Portfolio’s principal investment strategies are subject to the following principal risks:

The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes, changes in the general level of spreads between U.S. Treasury and non-Treasury securities, and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Securities with greater spread durations are likely to be more sensitive to changes in spreads between U.S. Treasury and non-Treasury securities, generally making them more volatile than securities with lesser spread durations. Spread duration measures the change in the value of a security (or portfolio) for a given change in the interest rate spread (difference) between Treasury and non-Treasury securities. Prices of fixed income securities generally will move in correlation to changes in an issuer’s credit rating and inversely to movements in interest rates.

Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio’s return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates

1

Core Fixed Income Portfolio (Cont’d)

can also shorten or extend the average life of the Portfolio’s mortgage securities. Rates of prepayment faster or slower than anticipated by the Adviser could result in reduced yields, increased volatility and/or reductions in net asset value. Investments in TBAs may give rise to a form of leverage. Leverage may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Further, TBAs may cause the portfolio turnover rate to appear higher.

Investments in structured investments, structured notes and other types of similarly structured products involve risks, including interest rate risk, credit risk, market risk and other associated risks.

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see “Investment Strategies and Related Risks” for further information about these and other risks of investing in the Portfolio.

Core Fixed Income Portfolio
(Class I)
Commenced operations on September 29, 1987

High Quarter	12/31/00	4.19%

Low Quarter	9/30/08	-5.21%

Average Annual Total Returns
(as of 12/31/08)

	Past One Year	Past Five Years	Past Ten Years	Since Inception

Class I1—Return before Taxes	-11.19%	1.18%	3.67%	6.87%

Class I—Return after Taxes on Distributions[2]	-13.26%	-0.76%	1.52%	4.24%

Class I—Return after Taxes on Distributions and Sale of Fund Shares[2]	-7.24%	-0.06%	1.86%	4.37%

Investment Class[1,3]—Return before Taxes	—	—	—	—

Class P1—Return before Taxes	-11.46%	0.93%	—	3.61%

Barclays Capital U.S. Aggregate Index (reflects no deduction for fees, expenses or taxes)[4]	5.24%	4.65%	5.63%	7.65%	[6]

Lipper Intermediate Investment Grade Debt Funds Index (reflects no deduction for taxes)[5]	-4.71%	2.28%	4.24%	—	[5]

The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart shows the performance of the Portfolio’s Class I shares year-by-year and best and worst performance for a quarter; the performance of the other Classes will differ because the Classes have different ongoing fees. The table shows average annual total returns for the past 1, 5 and 10 year periods, as applicable, and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to indices of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. An index does not show actual investment returns. Payment of management or brokerage fees or taxes would lower an index’s performance. An index is unmanaged and should not be considered an investment.

[1]	Class I commenced operations on September 29, 1987. Investment Class has not commenced operations as of December 31, 2008. Class P commenced operations on March 1, 1999.

[2]

Included in the table above are the after-tax returns for the Portfolio’s Class I shares. The after-tax returns for the Portfolio’s other Classes will vary from Class I shares’ returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods, as applicable.

[3]

The Investment Class has not commenced operations as of December 31, 2008 and therefore does not have return information to report. Return information for the Portfolio’s Investment Class shares will be shown in the Average Annual Total Returns Table in future prospectuses offering the Portfolio’s Investment Class shares after the Portfolio’s Investment Class shares have return information to report. The Investment Class shares would have had similar annual returns to the returns for Class I, but returns for the Investment Class would generally have been lower as expenses of this class are higher.

[4]

The Barclays Capital U.S. Aggregate Index tracks the performance of all U.S. government agency and Treasury securities, investment-grade corporate debt securities, agency mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. This Index was formerly named the Lehman Brothers U.S. Aggregate Index.

[5]

The Lipper Intermediate Investment Grade Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Intermediate Investment Grade Debt Funds classification. The Index is adjusted for capital gains distributions and income dividends. There are currently 30 funds represented in this Index. As of the date of this Prospectus, the Portfolio is in the Lipper Intermediate Investment Grade Debt Funds classification. Since Inception return information is not available for this Index.

[6]	Since Inception reflects the inception date of Class I.

2

Fixed Income Portfolios Prospectus

January 30, 2009

Core Plus Fixed Income Portfolio

Objective

The Core Plus Fixed Income Portfolio seeks above-average total return over a market cycle of three to five years.

Approach

The Portfolio invests primarily in a diversified mix of U.S. dollar-denominated investment grade fixed income securities, particularly U.S. government, corporate and mortgage securities. The Portfolio ordinarily will seek to maintain an average weighted maturity between five and ten years. Although there is no minimum or maximum maturity for any individual security, the Adviser actively manages the interest rate risk of the Portfolio within a range relative to its benchmark. The Portfolio may invest opportunistically in high yield securities (commonly referred to as “junk bonds”). The Portfolio may invest in securities of foreign issuers, including issuers located in emerging market or developing countries. The securities in which the Portfolio may also invest may be denominated in currencies other than U.S. dollars. The Portfolio may also invest in TBAs. The Portfolio may invest in asset-backed securities and may use futures, options, forwards, CMOs, swaps, options on swaps and other derivatives. The Portfolio may invest in public bank loans made by banks or other financial institutions. These public bank loans may be rated investment grade or below investment grade.

In addition, the Portfolio may invest a portion of its assets in structured investments, structured notes and other types of similarly structured products consistent with the Portfolio’s investment objective and policies. Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities.

Process

The Adviser employs a value approach toward fixed income investing. The Adviser’s research teams evaluate the relative attractiveness among corporate, mortgage and U.S. government securities, and also may consider the relative attractiveness of non-dollar-denominated issues. The Adviser relies upon value measures to guide its decisions regarding sector, security and country selection, such as the relative attractiveness of the extra yield offered by securities other than those issued by the U.S. Treasury. The Adviser also measures various types of risk by monitoring interest rates, inflation, the shape of the yield curve, credit risk, prepayment risk, country risk and currency valuations. The Adviser’s management team builds an investment portfolio designed to take advantage of its judgment on these factors, while seeking to balance the overall risk of the Portfolio. The Adviser may sell securities or exit positions when it believes that expected risk-adjusted return is low compared to other investment opportunities.

Under normal circumstances, at least 80% of the Portfolio’s assets will be invested in fixed income securities. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes.

Derivative instruments used by the Portfolio will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

Principal Risks

The Portfolio’s principal investment strategies are subject to the following principal risks:

The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes, changes in the general level of spreads between U.S. Treasury and non-Treasury securities, and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Securities with greater spread durations are likely to be more sensitive to changes in spreads between U.S. Treasury and non-Treasury securities, generally making them more volatile than securities with lesser spread durations. Spread duration measures the change in the value of a security (or portfolio) for a given change in the interest rate spread (difference) between Treasury and non-Treasury securities. Prices of fixed income securities generally will move in correlation to changes in an issuer’s credit rating and inversely to movements in interest rates.

The Portfolio’s investments in high yield securities expose it to a substantial degree of credit risk. These investments are considered speculative under traditional investment standards. High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies. This means that they may have more difficulty making scheduled payments of principal and interest. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer’s financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity, and sudden and substantial decreases in price.

Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio’s return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio’s mortgage securities. Rates of prepayment faster or slower than anticipated by the Adviser could result in reduced yields, increased volatility and/or reductions in net asset value. Investments in TBAs may give rise to a form of leverage. Leverage may cause the Portfolio to be more

3

Core Plus Fixed Income Portfolio (Cont’d)

volatile than if the Portfolio had not been leveraged. Further, TBAs may cause the portfolio turnover rate to appear higher.

Investments in structured investments, structured notes and other types of similarly structured products involve risks, including interest rate risk, credit risk, market risk and other associated risks.

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States.

The Portfolio’s investments may be denominated in foreign currencies. As a result, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country. The Adviser may invest in certain instruments, such as derivatives, and may use certain techniques, such as hedging, to manage these risks. However, the Adviser cannot guarantee that it will be practical to hedge these risks in certain markets or under particular conditions or that it will succeed in doing so. The Adviser may use derivatives for other purposes, such as gaining exposure to foreign markets.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see “Investment Strategies and Related Risks” for further information about these and other risks of investing in the Portfolio.

Core Plus Fixed Income Portfolio
(Class I)
Commenced operations on November 14, 1984

High Quarter	12/31/00	3.84%

Low Quarter	9/30/08	-7.10%

Average Annual Total Returns
(as of 12/31/08)

	Past One Year	Past Five Years	Past Ten Years	Since Inception

Class I1—Return before Taxes	-16.42%	0.06%	3.22%	7.50%

Class I—Return after Taxes on Distributions[2]	-18.74%	-1.89%	0.94%	4.50%

Class I—Return after Taxes on Distributions and Sale of Fund Shares[2]	-10.60%	-0.99%	1.42%	4.66%

Investment Class[1]—Return before Taxes	-16.55%	-0.10%	3.07%	4.05%

Class P1—Return before Taxes	-16.66%	-0.19%	2.96%	3.79%

Barclays Capital U.S. Aggregate Index (reflects no deduction for fees, expenses or taxes)[3]	5.24%	4.65%	5.63%	8.21%	[5]

Lipper Intermediate Investment Grade Debt Funds Index (reflects no deduction for taxes)[4]	-4.71%	2.28%	4.24%	— [4]

The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart shows the performance of the Portfolio’s Class I shares year-by-year and best and worst performance for a quarter; the performance of the other Classes will differ because the Classes have different ongoing fees. The table shows average annual total returns for the past 1, 5 and 10 year periods, as applicable, and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to indices of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. An index does not show actual investment returns. Payment of management or brokerage fees or taxes would lower an index’s performance. An index is unmanaged and should not be considered an investment.

[1]	Class I commenced operations on November 14, 1984. Investment Class commenced operations on October 15, 1996. Class P commenced operations on November 7, 1996.

[2]

Included in the table above are the after-tax returns for the Portfolio’s Class I shares. The after-tax returns for the Portfolio’s other Classes will vary from the Class I shares’ returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods, as applicable.

[3]

The Barclays Capital U.S. Aggregate Index tracks the performance of all U.S. government agency and Treasury securities, investment-grade corporate debt securities, agency mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. This Index was formerly named the Lehman Brothers U.S. Aggregate Index.

[4]

The Lipper Intermediate Investment Grade Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Intermediate Investment Grade Debt Funds classification. The Index is adjusted for capital gains distributions and income dividends. There are currently 30 funds represented in this Index. As of the date of this Prospectus, the Portfolio is in the Lipper Intermediate Investment Grade Debt Funds classification. Since Inception return information is not available for this Index.

[5]	Since Inception reflects the inception date of Class I.

4

Fixed Income Portfolios Prospectus

January 30, 2009

Intermediate Duration Portfolio

Objective

The Intermediate Duration Portfolio seeks above-average total return over a market cycle of three to five years.

Approach

The Portfolio invests primarily in a diversified mix of U.S. dollar-denominated U.S. government securities, investment grade corporate bonds, and mortgage securities. The Portfolio may also invest in securities of foreign issuers, including issuers located in emerging market or developing countries. The securities in which the Portfolio may invest will be denominated in U.S. dollars. The Portfolio seeks value in the fixed income market with only a moderate sensitivity to changes in interest rates. The Portfolio will ordinarily seek to maintain an average duration between two and five years although there is no minimum or maximum maturity for any individual security. The Portfolio may invest in TBAs. The Portfolio may invest in asset-backed securities and may use futures, options, forwards, CMOs, swaps, options on swaps and other derivatives.

In addition, the Portfolio may invest a portion of its assets in structured investments, structured notes and other types of similarly structured products consistent with the Portfolio’s investment objective and policies. Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities.

Process

The Adviser employs a value approach toward fixed income investing. The Adviser’s research teams evaluate the relative attractiveness among corporate, mortgage and U.S. government securities, and also may consider the relative attractiveness of non-dollar-denominated issues. The Adviser relies upon value measures to guide its decisions regarding sector, security and country selection, such as the relative attractiveness of the extra yield offered by securities other than those issued by the U.S. Treasury. The Adviser also measures various types of risk by monitoring interest rates, inflation, the shape of the yield curve, credit risk, prepayment risk, country risk and currency valuations. The Adviser’s management team builds an investment portfolio designed to take advantage of its judgment on these factors, while seeking to balance the overall risk of the Portfolio. The Adviser may sell securities or exit positions when it believes that expected risk-adjusted return is low compared to other investment opportunities.

Under normal circumstances, at least 80% of the Portfolio’s assets will be invested in fixed income securities. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes.

Derivative instruments used by the Portfolio will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

Principal Risks

The Portfolio’s principal investment strategies are subject to the following principal risks:

The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes, changes in the general level of spreads between U.S. Treasury and non-Treasury securities and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Securities with greater spread durations are likely to be more sensitive to changes in spreads between U.S. Treasury and non-Treasury securities, generally making them more volatile than securities with lesser spread durations. Spread duration measures the change in the value of a security (or portfolio) for a given change in the interest rate spread (difference) between Treasury and non-Treasury securities. Prices of fixed income securities generally will move in correlation to changes in an issuer’s credit rating and inversely to movements in interest rates.

Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio’s return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio’s mortgage securities. Rates of prepayment faster or slower than anticipated by the Adviser could result in reduced yields, increased volatility and/or reductions in net asset value. Investments in TBAs may give rise to a form of leverage. Leverage may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Further, TBAs may cause the portfolio turnover rate to appear higher.

5

Intermediate Duration Portfolio (Cont’d)

Investments in structured investments, structured notes and other types of similarly structured products involve risks, including interest rate risk, credit risk, market risk and other associated risks.

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see “Investment Strategies and Related Risks” for further information about these and other risks of investing in the Portfolio.

Intermediate Duration Portfolio
(Class I)
Commenced operations on October 3, 1994

High Quarter	9/30/01	4.79%

Low Quarter	9/30/08	-3.96%

Average Annual Total Returns
(as of 12/31/08)

	Past One Year	Past Five Years	Past Ten Years	Since Inception

Class I1—Return before Taxes	-6.82%	1.59%	3.93%	5.24%

Class I—Return after Taxes on Distributions[2]	-8.30%	0.09%	2.02%	2.97%

Class I—Return after Taxes on Distributions and Sale of Fund Shares[2]	-4.41%	0.51%	2.20%	3.08%

Investment Class[1]—Return before Taxes	-6.97%	1.45%	—	4.20%

Class P1,3—Return before Taxes	—	—	—	—

Barclays Capital Intermediate U.S. Government/Credit Index (reflects no deduction for fees, expenses or taxes)[4]	5.08%	4.21%	5.43%	6.28%	[6]

Lipper Short-Intermediate Investment Grade Debt Funds Index (reflects no deduction for taxes)[5]	-2.50%	2.15%	3.92%	4.94%	[6]

The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart shows the performance of the Portfolio’s Class I shares year-by-year and best and worst performance for a quarter; the performance of the other Classses will differ because the Classes have different ongoing fees. The table shows average annual total returns for the past 1, 5 and 10 year periods, as applicable, and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to indices of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. An index does not show actual investment returns. Payment of management or brokerage fees or taxes would lower an index’s performance. An index is unmanaged and should not be considered an investment.

[1]	Class I commenced operations on October 3, 1994. Investment Class commenced operations on August 16, 1999. Class P has not commenced operations as of December 31, 2008.

[2]

Included in the table above are the after-tax returns for the Portfolio’s Class I shares. The after-tax returns for the Portfolio’s other Class will vary from the Class I shares’ returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods, as applicable.

[3]

Class P was not operational as of December 31, 2008 and therefore does not have return information to report. Return information for the Portfolio’s Class P shares will be shown in the Average Annual Total Returns Table in future prospectuses offering the Portfolio’s Class P shares after the Portfolio’s Class P shares have return information to report. Class P shares would have had similar annual returns to the returns for Class I, but returns for Class P would generally have been lower as expenses of this class are higher.

[4]

The Barclays Capital Intermediate U.S. Government/Credit Index is a fixed income market capitalization-weighted index of investment-grade (BBB-/Baa3) or higher publicly-traded fixed-rate U.S. government, U.S. agency, and corporate issues with remaining maturities of at least one year and not longer than ten years. To be included in the Index, bonds must have an outstanding par value of at least $250 million. Non-dollar denominated and convertible bonds are excluded from the Index. This Index was formerly named the Lehman Brothers Intermediate U.S. Government/Credit Index.

[5]

The Lipper Short-Intermediate Investment Grade Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Short-Intermediate Investment Grade Debt Funds classification. The Index is adjusted for capital gains distributions and income dividends. There are currently 30 funds represented in this Index. As of the date of this Prospectus, the Portfolio is in the Lipper Short-Intermediate Investment Grade Debt Funds classification.

[6]	Since Inception reflects the inception date of Class I.

6

Fixed Income Portfolios Prospectus

January 30, 2009

International Fixed Income Portfolio

Objective

The International Fixed Income Portfolio seeks above-average total return over a market cycle of three to five years.

Approach

The Portfolio invests primarily in investment grade fixed income securities of government and corporate issuers in countries other than the United States, including securities of issuers located in emerging market or developing countries, and, including, to a limited degree, high yield securities (commonly referred to as “junk bonds”). The securities held by the Portfolio ordinarily will be denominated in foreign currencies. The Portfolio will ordinarily seek to maintain an average weighted maturity in excess of five years, although there is no minimum or maximum maturity for any individual security. The Portfolio may invest in asset-backed and mortgage-backed securities and use futures, options, forwards, CMOs, swaps, options on swaps and other derivatives.

In addition, the Portfolio may invest a portion of its assets in structured investments, structured notes and other types of similarly structured products consistent with the Portfolio’s investment objective and policies. Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities.

Process

Morgan Stanley Investment Management Limited (the “Sub-Adviser”) employs a value approach toward fixed income investing. The Sub-Adviser’s research teams evaluate the relative attractiveness of foreign government, corporate, asset-backed and mortgage securities (including CMOs). The Sub-Adviser relies upon value measures, particularly the relative attractiveness of securities issued by foreign governments, against those of corporations and other private entities. The Sub-Adviser also measures various types of risk, by monitoring interest rates, the shape of the yield curve, credit risk, country risk and currency valuations. The Sub-Adviser’s management team builds an investment portfolio designed to take advantage of its judgment on these factors, while seeking to balance the overall risk of the Portfolio. The Sub-Adviser may sell securities or exit positions when it believes that expected risk-adjusted return is low compared to other investment opportunities.

Under normal circumstances, at least 80% of the Portfolio’s assets will be invested in fixed income securities of issuers outside the United States. This policy may be changed without shareholder approval; however, you will be notified in writing of any changes.

Derivative instruments used by the Portfolio will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

Principal Risks

The Portfolio’s principal investment strategies are subject to the following principal risks:

The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes, changes in the general level of spreads between U.S. Treasury and non-Treasury securities and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Securities with greater spread durations are likely to be more sensitive to changes in spreads between U.S. Treasury and non-Treasury securities, generally making them more volatile than securities with lesser spread durations. Spread duration measures the change in the value of a security (or portfolio) for a given change in the interest rate spread (difference) between Treasury and non-Treasury securities. Prices of fixed income securities generally will move in correlation to changes in an issuer’s credit rating and inversely to movements in interest rates.

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States.

The Portfolio may invest in debt obligations known as “sovereign debt,” which are obligations of governmental issuers in emerging market or developing countries and industrialized countries. Certain emerging market or developing countries are among the largest debtors to commercial banks and foreign governments. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when due in accordance with the terms of such obligations.

The Portfolio’s investments may be denominated in foreign currencies. As a result, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country. The Sub-Adviser may invest in certain instruments, such as derivatives, and may use certain techniques, such as hedging, to manage these risks. However, the Sub-Adviser cannot guarantee that it will be practical to hedge these risks in certain markets or under particular conditions or that it will succeed in doing so. The Sub-Adviser may use derivatives for other purposes, such as gaining exposure to foreign markets.

The Portfolio’s investments in high yield securities expose it to a substantial degree of credit risk. These investments are considered speculative under traditional investment standards. High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies. This means that they may have more difficulty making scheduled

7

International Fixed Income Portfolio (Cont’d)

payments of principal and interest. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer’s financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity, and sudden and substantial decreases in price.

Asset-backed and mortgage securities are subject to the risk that changes in interest rates and other factors may affect the prepayment of the receivable, mortgage, loan or other assets underlying the security. Rates of prepayment faster or slower than anticipated by the Sub-Adviser could result in reduced yields, increased volatility and/or reductions in net asset value. The Portfolio’s return may be reduced if prepayments occur and the Portfolio has to reinvest at lower rates. Prepayment rates also can shorten or extend the average life of the Portfolio’s asset-backed or mortgage securities.

Investments in structured investments, structured notes and other types of similarly structured products involve risks, including interest rate risk, credit risk, market risk and other associated risks.

The Portfolio is non-diversified which means that it may invest in the securities of relatively few issuers. The Portfolio therefore may be more susceptible to an adverse event affecting a portfolio investment than a diversified portfolio and a decline in the value of that instrument would cause the Portfolio’s overall value to decline to a greater degree.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see “Investment Strategies and Related Risks” for further information about these and other risks of investing in the Portfolio.

International Fixed Income Portfolio
(Class I)
Commenced operations on April 29, 1994

High Quarter	6/30/02	14.39%

Low Quarter	3/31/01	-5.53%

Average Annual Total Returns
(as of 12/31/08)

	Past One Year	Past Five Years	Past Ten Years	Since Inception

Class I1—Return before Taxes	8.93%	4.97%	4.94%	6.01%

Class I—Return after Taxes on Distributions[2]	3.81%	2,54%	2.97%	3.85%

Class I—Return after Taxes on Distributions and Sale of Fund Shares[2]	6.03%	2.85%	3.07%	3.88%

Class P1—Return before Taxes	8.59%	—	—	10.26%

Class H1,3—Return before Taxes	—	—	—	—

Class L1,3—Return before Taxes	—	—	—	—

Citigroup World Government Bond Ex-U.S. Index (reflects no deduction for fees, expenses or taxes)[4]	10.11%	5.97%	5.59%	6.43%	[6]

Lipper International Income Funds Index (reflects no deduction for taxes)[5]	-0.86%	4.34%	5.26%	6.38%	[6]

The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart shows the performance of the Portfolio’s Class I shares year-by-year and best and worst performance for a quarter; the performance of the other Classes will differ because the Classes have different ongoing fees. The table shows average annual total returns for the past 1, 5 and 10 year periods, as applicable, and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to indices of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. An index does not show actual investment returns. Payment of management or brokerage fees or taxes would lower an index’s performance. An index is unmanaged and should not be considered an investment.

[1]	Class I commenced operations on April 29, 1994. Class P commenced operations on September 28, 2007. Class H commenced operations on January 2, 2008. Class L commenced operations on June 16, 2008.

[2]

Included in the table above are the after-tax returns for the Portfolio’s Class I shares. The after-tax returns for the Portfolio’s other Classes will vary from the Class I shares’ returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods, as applicable.

[3]

Class H and Class L had not completed a full calendar year of operations as of December 31, 2008 and therefore these Classes do not have annualized return information to report. Return information for the Portfolio’s Class H and Class L shares will be shown in the Average Annual Total Returns Table in future prospectuses offering the Portfolio’s Class H and Class L shares after the Portfolio’s Class H and Class L shares have a full calendar year of return information to report. Class H and Class L shares would have had similar annual returns to the returns for Class I, but returns for Class H and Class L would generally have been lower as expenses of these Classes are higher. In addition, Class H has a front-end sales charge.

[4]

The Citigroup World Government Bond Ex-U.S. Index is a market-capitalization weighted benchmark that tracks the performance of the 20 government bonds markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, the Netherlands, Norway, Poland, Portugal, Spain, Sweden, Switzerland and the United Kingdom. Issuers must carry an investment grade (BBB-/Baa3) or higher credit rating to remain eligible for inclusion.

[5]

The Lipper International Income Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Income Funds classification. The Index is adjusted for capital gains distributions and income dividends. There are currently 10 funds represented in this Index. As of the date of this Prospectus, the Portfolio is in the Lipper International Income Funds classification.

[6]	Since Inception reflects the inception date of Class I.

8

Fixed Income Portfolios Prospectus

January 30, 2009

Investment Grade Fixed Income Portfolio

Objective

The Investment Grade Fixed Income Portfolio seeks above-average total return over a market cycle of three to five years.

Approach

The Portfolio invests primarily in a diversified mix of U.S. dollar-denominated fixed income securities, particularly U.S. government, corporate and mortgage securities. The Portfolio may also invest in securities of foreign issuers, including issuers located in emerging market or developing countries. The securities in which the Portfolio may invest will be denominated in U.S. dollars. The Portfolio will ordinarily seek to maintain an average weighted maturity between five and ten years. Although there is no minimum or maximum maturity for any individual security, the Adviser actively manages the interest rate risk of the Portfolio within a range relative to its benchmark. The Portfolio invests exclusively in securities that carry an investment grade rating or, if unrated, are determined to be of a comparable quality by the Adviser, at the time of purchase. The Portfolio may invest in TBAs. The Portfolio may invest in asset-backed securities and may use futures, options, forwards, CMOs, swaps, options on swaps and other derivatives.

In addition, the Portfolio may invest a portion of its assets in structured investments, structured notes and other types of similarly structured products consistent with the Portfolio’s investment objective and policies. Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities.

Process

The Adviser employs a value approach toward fixed income investing. The Adviser’s research teams evaluate the relative attractiveness among corporate, mortgage and U.S. government securities, and also may consider the relative attractiveness of non-dollar-denominated issues. The Adviser relies upon value measures to guide its decisions regarding sector, security and country selection, such as the relative attractiveness of the extra yield offered by securities other than those issued by the U.S. Treasury. The Adviser also measures various types of risk by monitoring interest rates, inflation, the shape of the yield curve, credit risk, prepayment risk, country risk and currency valuations. The Adviser’s management team builds an investment portfolio designed to take advantage of its judgment on these factors, while seeking to balance the overall risk of the Portfolio. The

Adviser may sell securities or exit positions when it believes that expected risk-adjusted return is low compared to other investment opportunities.

Under normal circumstances, at least 80% of the Portfolio’s assets will be invested in investment grade fixed income securities. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes.

Derivative instruments used by the Portfolio will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

Principal Risks

The Portfolio’s principal investment strategies are subject to the following principal risks:

The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes, changes in the general level of spreads between U.S. Treasury and non-Treasury securities, and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Securities with greater spread durations are likely to be more sensitive to changes in spreads between U.S. Treasury and non-Treasury securities, generally making them more volatile than securities with lesser spread durations. Spread duration measures the change in the value of a security (or portfolio) for a given change in the interest rate spread (difference) between U.S. Treasury and non-Treasury securities. Prices of fixed income securities generally will move in correlation to changes in an issuer’s credit rating and inversely to movements in interest rates.

Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio’s return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates

9

Investment Grade Fixed Income Portfolio (Cont’d)

can also shorten or extend the average life of the Portfolio’s mortgage securities. Rates of prepayment faster or slower than anticipated by the Adviser could result in reduced yields, increased volatility and/or reductions in net asset value. Investments in TBAs may give rise to a form of leverage. Leverage may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Further, TBAs may cause the portfolio turnover rate to appear higher.

Investments in structured investments, structured notes and other types of similarly structured products involve risks, including interest rate risk, credit risk, market risk and other associated risks.

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries,

entails the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see “Investment Strategies and Related Risks” for further information about these and other risks of investing in the Portfolio.

Investment Grade Fixed Income Portfolio
(Class I)
Commenced operations on August 31, 1990

High Quarter	12/31/00	3.88%

Low Quarter	9/30/08	-4.37%

Average Annual Total Returns
(as of 12/31/08)

	Past One Year	Past Five Years	Past Ten Years	Since Inception

Class I1—Return before Taxes	-11.31%	1.18%	3.76%	6.44%

Class I—Return after Taxes on Distributions[2]	-13.34%	-0.72%	1.63%	3.90%

Class I—Return after Taxes on Distributions and Sale of Fund Shares[2]	-7.32%	-0.04%	1.94%	4.02%

Class P1—Return before Taxes	-11.39%	1.02%	—	2.30%

Class H1,3—Return before Taxes	—	—	—	—

Class L1,3—Return before Taxes	—	—	—	—

Barclays Capital U.S. Aggregate Index (reflects no deduction for fees, expenses or taxes)[4]	5.24%	4.65%	5.63%	7.17%	[6]

Lipper Intermediate Investment Grade Debt Funds Index (reflects no deduction for taxes)[5]	-4.71%	2.28%	4.24%	6.09%	[6]

The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart shows the performance of the Portfolio’s Class I shares year-by-year and best and worst performance for a quarter; the performance of the other Classes will differ because the Classes have different ongoing fees. The table shows average annual total returns for the past 1, 5 and 10 year periods, as applicable, and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to indices of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. An index does not show actual investment returns. Payment of management or brokerage fees or taxes would lower an index’s performance. An index is unmanaged and should not be considered an investment.

[1]	Class I commenced operations on August 31, 1990. Class P commenced operations on May 20, 2002. Class H commenced operations on January 2, 2008. Class L commenced operations on June 16, 2008.

[2]

Included in the table above are the after-tax returns for the Portfolio’s Class I shares. The after-tax returns for the Portfolio’s other Classes will vary from the Class I shares’ returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods, as applicable.

[3]

Class H and Class L had not completed a full calendar year of operations as of December 31, 2008 and therefore these Classes do not have annualized return information to report. Return information for the Portfolio’s Class H and Class L shares will be shown in the Average Annual Total Returns Table in future prospectuses offering the Portfolio’s Class H and Class L shares after the Portfolio’s Class H and Class L shares have a full calendar year of return information to report. Class H and Class L shares would have had similar annual returns to the returns for Class I, but returns for Class H and Class L would generally have been lower as expenses of these classes are higher. In addition, Class H has a front-end sales charge.

[4]

The Barclays Capital U.S. Aggregate Index tracks the performance of all U.S. government agency and Treasury securities, investment-grade corporate debt securities, agency mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. This Index was formerly named the Lehman Brothers U.S. Aggregate Index.

[5]

The Lipper Intermediate Investment Grade Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Intermediate Investment Grade Debt Funds classification. The Index is adjusted for capital gains distributions and income dividends. There are currently 30 funds represented in this index. As of the date of this Prospectus, the Portfolio is in the Lipper Intermediate Investment Grade Debt Funds classification.

[6]	Since Inception reflects the inception date of Class I.

10

Fixed Income Portfolios Prospectus

January 30, 2009

Limited Duration Portfolio

Objective

The Limited Duration Portfolio seeks above-average total return over a market cycle of three to five years.

Approach

The Portfolio invests primarily in U.S. government securities, investment grade corporate bonds and mortgage securities. The Portfolio seeks value in the fixed income market with only a limited sensitivity to changes in interest rates. The Portfolio will ordinarily seek to maintain an average duration similar to that of the Citigroup 1-3 Year Treasury/Government Sponsored Index, which generally ranges between zero and three years, although there is no minimum or maximum for any individual security. The Portfolio may invest in asset- backed securities and may use futures, options, forwards, CMOs, swaps, options on swaps and other derivatives. The Portfolio may also invest in securities of foreign issuers, including issuers located in emerging market or developing countries. The securities in which the Portfolio may invest may be denominated in U.S. dollars or in currencies other than U.S. dollars.

In addition, the Portfolio may invest a portion of its assets in structured investments, structured notes and other types of similarly structured products consistent with the Portfolio’s investment objective and policies. Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities.

Process

The Adviser employs a value approach toward fixed income investing. The Adviser makes securities and sector decisions based on the anticipated tradeoff between long-run expected return and risk. The Adviser relies upon value measures such as the level of real interest rates, yield curve slopes and credit-adjusted spreads to guide its decisions regarding interest rate, country, sector and security exposure. A team of portfolio managers implements strategies based on these types of value measures. Certain team members focus on specific bonds within each sector. Others seek to ensure that the aggregate risk exposures to changes in the level of interest rates and yield spreads match the Portfolio’s objective. The Adviser may sell securities when it believes that expected risk-adjusted return is low compared to other investment opportunities.

Under normal circumstances, at least 80% of the Portfolio’s assets will be invested in fixed income securities. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes.

Derivative instruments used by the Portfolio will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

Principal Risks

The Portfolio’s principal investment strategies are subject to the following principal risks:

The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes, changes in the general level of spreads between U.S. Treasury and non-Treasury securities, and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Securities with greater spread durations are likely to be more sensitive to changes in spreads between U.S. Treasury and non-U.S. Treasury securities, generally making them more volatile than securities with lesser spread durations. Spread duration measures the change in the value of a security (or portfolio) for a given change in the interest rate spread (difference) between Treasury and non-Treasury securities. Prices of fixed income securities generally will move in correlation to changes in an issuer’s credit rating and inversely to movements in interest rates.

Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio’s return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio’s mortgage securities. Rates of prepayment

11

Limited Duration Portfolio (Cont’d)

faster or slower than anticipated by the Adviser could result in reduced yields, increased volatility and/or reductions in net asset value.

Investments in structured investments, structured notes and other types of similarly structured products involve risks, including interest rate risk, credit risk, market risk and other associated risks.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. The Portfolio’s investments may be denominated in foreign currencies. As a result, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country.

Please see “Investment Strategies and Related Risks” for further information about these and other risks of investing in the Portfolio.

Limited Duration Portfolio
(Class I)
Commenced operations on March 31, 1992

High Quarter	9/30/01	2.92%

Low Quarter	9/30/08	-8.87%

Average Annual Total Returns (as of 12/31/08)

	Past One Year	Past Five Years	Past Ten Years	Since Inception

Class I1—Return before Taxes	-21.05%	-2.56%	1.38%	3.19%

Class I—Return after Taxes on Distributions[2]	-22.87%	-4.06%	-0.34%	1.31%

Class I—Return after Taxes on Distributions and Sale of Fund Shares[2]	-13.58%	-2.90%	0.22%	1.62%

Class P1—Return before Taxes	-21.25%	—	—	-17.15%

Citigroup 1-3 Year Treasury/Government Sponsored Index (reflects no deduction for fees, expenses or taxes)[3]	6.78%	4.14%	4.85%	5.36%	[5]

Lipper Short Investment Grade Debt Funds Index (reflects no deduction for taxes)[4]	-4.61%	1.53%	3.23%	4.32%	[5]

The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart shows the performance of the Portfolio’s Class I shares year-by-year and best and worst performance for a quarter; the performance of the other Class will differ because the Classes have different ongoing fees. The table shows average annual total returns for the past 1, 5 and 10 year periods, as applicable, and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to indices of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. An index does not show actual investment returns. Payment of management or brokerage fees or taxes would lower an index’s performance. An index is unmanaged and should not be considered an investment.

[1]	Class I commenced operations on March 31, 1992. Class P commenced operations on September 28, 2007.

[2]

Included in the table above are the after-tax returns for the Portfolio’s Class I shares. The after-tax returns for the Portfolio’s other Class will vary from the Class I shares’ returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods, as applicable.

[3]

The Citigroup 1-3 Year Treasury/Government Sponsored Index is a fixed income market-value weighted index that includes all U.S. Treasury and U.S. agency securities with remaining maturities of at least one year and not longer than three years.

[4]

The Lipper Short Investment Grade Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Short Investment Grade Debt Funds classification. The Index is adjusted for capital gains distributions and income dividends. There are currently 30 funds represented in this Index. As of the date of this Prospectus, the Portfolio is in the Lipper Short Investment Grade Debt Funds classification.

[5]	Since Inception reflects the inception date of Class I.

12

Fixed Income Portfolios Prospectus

January 30, 2009

Long Duration Fixed Income Portfolio

Objective

The Long Duration Fixed Income Portfolio seeks an above-average total return over a market cycle of three to five years.

Approach

The Portfolio invests primarily in a diversified mix of U.S. dollar-denominated investment grade fixed income securities, particularly U.S. government, corporate and mortgage securities. The securities in which the Portfolio invests carry an investment grade rating or, if unrated, are determined to be of a comparable quality by the Adviser, at the time of purchase and the Portfolio may continue to hold such securities in the event they are downgraded to below investment grade. The Portfolio will ordinarily seek to maintain an average duration of approximately ten or more years. Although there is no minimum or maximum maturity for any individual security, the Adviser actively manages the interest rate risk of the Portfolio within a range relative to its benchmark. The Portfolio may invest in TBAs. The Portfolio may invest in securities of foreign issuers, including issuers located in emerging market or developing countries. The securities in which the Portfolio may invest also may be denominated in currencies other than U.S. dollars. The Portfolio may invest in asset-backed securities and may use futures, options, CMOs, swaps, options on swaps and other derivatives.

In addition, the Portfolio may invest a portion of its assets in structured investments, structured notes and other types of similarly structured products consistent with the Portfolio’s investment objective and policies. Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities.

Process

The Adviser employs a value approach toward fixed income investing. The Adviser’s research teams evaluate the relative attractiveness among corporate, mortgage and U.S. government securities. The Adviser relies upon value measures to guide its decisions regarding sector and security selection, such as the relative attractiveness of the extra yield offered by securities other than those issued by the U.S. Treasury. The Adviser also measures various types of risk by monitoring interest rates, inflation, the shape of the yield curve, credit risk and prepayment risk. The Adviser’s management team builds an investment portfolio designed to take advantage of its judgment on these factors, while seeking to balance the overall risk of the Portfolio. The Adviser may sell securities or exit positions when it believes that expected risk-adjusted return is low compared to other investment opportunities.

Under normal circumstances, at least 80% of the Portfolio’s assets will be invested in fixed income securities. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes.

Derivative instruments used by the Portfolio will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

Principal Risks

The Portfolio’s principal investment strategies are subject to the following principal risks:

The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes, changes in the general level of spreads between U.S. Treasury and non-Treasury securities, and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Securities with greater spread durations are likely to be more sensitive to changes in spreads between U.S. Treasury and non-Treasury securities, generally making them more volatile than securities with lesser spread durations. Spread duration measures the change in the value of a security (or portfolio) for a given change in the interest rate spread (difference) between Treasury and non-Treasury securities. Prices of fixed income securities generally will move in correlation to changes in an issuer’s credit rating and inversely to movements in interest rates.

Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio’s return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio’s mortgage securities. Rates of prepayment faster or slower than anticipated by the Adviser could result in reduced yields, increased volatility and/or reductions in net asset value. Investments in TBAs may give rise to a form of leverage. Leverage may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Further, TBAs may cause the portfolio turnover rate to appear higher.

13

Long Duration Fixed Income Portfolio (Cont’d)

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an affect on the U.S. economy or similar issuers located in the United States.

The Portfolio’s investments may be denominated in foreign currencies. As a result, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country. The Adviser may invest in certain instruments, such as derivatives, and may use certain techniques, such as hedging, to manage these risks. However, the Adviser cannot guarantee that it will be practical to hedge these risks in certain markets or under particular conditions or that it will succeed in doing so. The Adviser may use derivatives for other purposes, such as gaining exposure to foreign markets.

Investments in structured investments, structured notes and other types of similarly structured products involve risks, including interest rate risk, credit risk, market risk and other associated risks.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see “Investment Strategies and Related Risks” for further information about these and other risks of investing in the Portfolio.

Long Duration Fixed Income Portfolio
(Class I)
Commenced operations on July 21, 2006

High Quarter	12/31/08	14.67%

Low Quarter	9/30/08	-2.74%

Average Annual Total Returns
(as of 12/31/08)

	Past One Year	Past Five Years	Past Ten Years	Since Inception

Class I1—Return before Taxes	10.87%	—	—	9.52%

Class I—Return after Taxes on Distributions[2]	8.84%	—	—	7.63%

Class I—Return after Taxes on Distributions and Sale of Fund Shares[2]	6.99%	—	—	7.01%

Class P1—Return before Taxes	10.60%	—	—	9.26%

Barclays Capital U.S. Long Government/Credit Index (reflects no deduction for fees, expenses or taxes)[3]	8.44%	—	—	8.88%	[5]

Lipper Corporate Debt Funds BBB-Rated Index (reflects no deduction for taxes)[4]	-10.23%	—	—	-0.31%	[5]

The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart shows the performance of the Portfolio’s Class I shares year-by-year and best and worst performance for a quarter; the performance of the other Class will differ because the Classes have different ongoing fees. The table shows average annual total returns for the past 1, 5 and 10 year periods, as applicable, and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to indices of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. An index does not show actual investment returns. Payment of management or brokerage fees or taxes would lower an index’s performance. An index is unmanaged and should not be considered an investment.

[1]	Class I commenced operations on July 21, 2006. Class P commenced operations on July 21, 2006.

[2]

Included in the table above are the after-tax returns for the Portfolio’s Class I shares. The after-tax returns for the Portfolio’s other Class will vary from the Class I shares’ returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods, as applicable.

[3]

The Barclays Capital U.S. Long Government/Credit Index tracks the securities in the long maturity range of the Lehman Brothers U.S. Government/ Credit Index which tracks investment-grade (BBB-/Baa3) or higher publicly traded fixed-rate U.S. government, U.S. agency and corporate issues. This Index was formerly named the Lehman Brothers U.S. Long Government/Credit Index.

[4]

The Lipper Corporate Debt Funds BBB-Rated Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Corporate Debt Funds BBB-Rated classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this Prospectus, the Portfolio is in the Lipper Corporate Debt Funds BBB-Rated classification.

[5]	Since Inception reflects the inception date of Class I and Class P.

14

Fixed Income Portfolios Prospectus

January 30, 2009

Municipal Portfolio

Objective

The Municipal Portfolio seeks to realize above-average total return over a market cycle of three to five years, consistent with the conservation of capital and the realization of current income that is exempt from federal income tax.

Approach

The Portfolio invests primarily in fixed income securities issued by local, state and regional governments that provide income that is exempt from federal income taxes (municipal securities). The Portfolio may purchase municipal securities that pay interest that is subject to the federal alternative minimum tax, and securities on which the interest payments are taxable. The Portfolio may invest in high yield municipal securities (commonly referred to as “junk bonds”). The Portfolio will ordinarily seek to maintain an average weighted maturity of between five and ten years, although there is no minimum or maximum maturity for any individual security. The Portfolio may use futures, options, forwards, CMOs, swaps, options on swaps and other derivatives.

The Portfolio may invest in securities of foreign issuers, including issuers located in emerging market or developing countries. The securities in which the Portfolio may invest may be denominated in U.S. dollars or in currencies other than U.S. dollars. The Portfolio may also invest in public bank loans made by banks or other financial institutions. These public bank loans may be rated investment grade or below investment grade.

In addition, the Portfolio may invest a portion of its assets in structured investments, structured notes and other types of similarly structured products consistent with the Portfolio’s investment objective and policies. Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities.

Process

The Adviser employs a value approach toward fixed income investing. The Adviser will vary the Portfolio’s average duration and maturity and the amount invested in particular types of securities based on the risks and rewards offered by different investments. The Adviser analyzes the credit risk, prepayment risk and call risk posed by specific securities considered for investment. The Adviser may sell securities when it believes that expected after-tax risk-adjusted return is low compared to other investment opportunities.

Under normal circumstances, at least 80% of the total income of the Portfolio will be exempt from federal income tax, not including the “alternative minimum tax”. This policy is fundamental and may only be changed by a vote of the Portfolio’s shareholders.

Principal Risks

The Portfolio’s principal investment strategies are subject to the following principal risks:

The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes, changes in the general level of spreads between U.S. Treasury and non-Treasury securities, and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Securities with greater spread durations are likely to be more sensitive to changes in spreads between U.S. Treasury and non-Treasury securities, generally making them more volatile than securities with lesser spread durations. Spread duration measures the change in the value of a security (or portfolio) for a given change in the interest rate spread (difference) between Treasury and non-Treasury securities. Prices of fixed income securities generally will move in correlation to changes in an issuer’s credit rating and inversely to movements in interest rates.

The Portfolio’s investments in high yield securities expose it to a substantial degree of credit risk. These investments are considered speculative under traditional investment standards. High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies. This means that they may have more difficulty making scheduled payments of principal and interest. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer’s financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity and sudden and substantial decreases in price.

Municipal obligations may be general obligations or revenue bonds. General obligation bonds are secured by the issuer’s full faith and credit as well as its taxing power for payment of principal or interest. Revenue bonds are payable solely from the revenues derived from a specified revenue source. These bonds involve the risk that the revenues so derived will not be sufficient to meet interest and or principal payment obligations.

15

Municipal Portfolio (Cont’d)

The Portfolio may invest in municipal lease obligations. Certain lease obligations may contain non-appropriation clauses pursuant to which the municipality has no continuing obligation to make payments unless money is specifically appropriated annually or on some other periodic basis by the legislature.

Municipal securities involve the risk that an issuer may call securities for redemption, which could force the Portfolio to reinvest the proceeds at a lower rate of interest.

Investments in structured investments, structured notes and other types of similarly structured products involve risks, including interest rate risk, credit risk, market risk and other associated risks.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see “Investment Strategies and Related Risks” for further information about these and other risks of investing in the Portfolio.

Municipal Portfolio
(Class I)
Commenced operations on October 1, 1992

High Quarter	12/31/00	4.04%

Low Quarter	9/30/08	-5.13%

Average Annual Total Returns
(as of 12/31/08)

	Past One Year	Past Five Years	Past Ten Years	Since Inception

Class I1—Return before Taxes	-10.07%	0.91%	3.39%	5.01%

Class I—Return after Taxes on Distributions[2]	-10.43%	0.70%	3.18%	4.82%

Class I—Return after Taxes on Distributions and Sale of Fund Shares[2]	-5.22%	1.20%	3.35%	4.83%

Class P1—Return before Taxes	-10.26%	—	—	-5.15%

Class H1,3—Return before Taxes	—	—	—	—

Class L1,3—Return before Taxes	—	—	—	—

Barclays Capital 5 Year Municipal Index (reflects no deduction for fees, expenses or taxes)[4]	5.78%	3.57%	4.57%	5.06%	[8]

Barclays Capital 10 Year Municipal Index (reflects no deduction for fees, expenses or taxes)[5]	1.52%	3.47%	4.69%	5.73%	[8]

Blended Municipal Index (reflects no deduction for fees, expenses or taxes)[6]	3.64%	3.53%	4.63%	5.59%	[8]

Lipper Intermediate Municipal Debt Funds Index (reflects no deduction for taxes)[7]	-2.27%	1.91%	3.39%	4.45%	[8]

The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart shows the performance of the Portfolio’s Class I shares year-by-year and best and worst performance for a quarter; the performance of the other Classes will differ because the Classes have different ongoing fees. The table shows average annual total returns for the past 1, 5 and 10 year period, as applicable, and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to indices of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. An index does not show actual investment returns. Payment of management or brokerage fees or taxes would lower an index’s performance. An index is unmanaged and should not be considered an investment.

[1]	Class I commenced operations on October 1, 1992. Class P commenced operations on June 20, 2007. Class H commenced operations on January 2, 2008. Class L commenced operations on June 16, 2008.

[2]

Included in the table above are the after-tax returns for the Portfolio’s Class I shares. The after-tax returns for the Portfolio’s other Classes will vary from the Class I shares’ returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods, as applicable.

[3]

Class H and Class L had not completed a full calendar year of operations as of December 31, 2008 and therefore these Classes do not have annualized return information to report. Return information for the Portfolio’s Class H and Class L shares will be shown in the Average Annual Total Returns Table in future prospectuses offering the Portfolio’s Class H and Class L shares after the Portfolio’s Class H and Class L shares have a full calendar year of return information to report. Class H and Class L shares would have had similar annual returns to the returns for Class I, but returns for Class H and Class L would generally have been lower as expenses of these Classes are higher. In addition, Class H has a front-end sales charge.

[4]

The Barclays Capital 5 Year Municipal Index is a market capitalization-weighted index of investment-grade (BBB-/Baa3) or higher municipal bonds with maturities of four to six years. To be included in the index, bonds must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the Index. This Index was formerly named the Lehman Brothers 5 Year Municipal Index.

[5]

The Barclays Capital 10 Year Municipal Index is a market capitalization-weighted index of investment-grade (BBB-/Baa3) or higher municipal bonds with maturities of eight to twelve years. To be included in the Index, bonds must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the Index. This Index was formerly named the Lehman Brothers 10 Year Municipal Index.

[6]

The Blended Municipal Index is an unmanaged index comprised of the Barclays Capital Long Municipal Index from 10/1/92 to 3/31/96 and 50% Barclays Capital 10 Year Municipal Index and 50% Barclays Capital 5 Year Municipal Index thereafter.

[7]

The Lipper Intermediate Municipal Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Intermediate Municipal Debt Funds classification. The Index is adjusted for capital gains distributions and income dividends. There are currently 30 funds represented in this Index. As of the date of this Prospectus, the Portfolio is in the Lipper Intermediate Municipal Debt Funds classification.

[8]	Since Inception reflects the inception date of Class I.

16

Fixed Income Portfolios Prospectus

January 30, 2009

Fees and Expenses of the Portfolios

These tables describe the fees and expenses that you may pay if you buy and hold the classes of shares offered by each Portfolio.

The Portfolios do not charge any sales loads or other fees (except as noted in the chart) when you purchase or redeem shares.

Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)

Class I

Portfolio	Shareholder Fees*/ Redemption Fees†	Advisory Fees	Distribution and/or Service (12b-1) Fees	Shareholder Servicing Fee	Other Expenses#	Acquired Fund Fees & Expenses		Total Annual Portfolio Operating Expenses

Core Fixed Income	None	0.375%	None	None	0.15%	—	††	0.53	%**

Core Plus Fixed Income	None	0.332	None	None	0.12	—	††	0.45

Intermediate Duration	None	0.375	None	None	0.15	0.02	††	0.55

International Fixed Income	2%	0.375	None	None	0.26	—		0.64

Investment Grade Fixed Income	None	0.375	None	None	0.15	—	††	0.53

Limited Duration	None	0.300	None	None	0.13	—	††	0.43

Long Duration Fixed Income	None	0.375	None	None	0.37	0.02	††	0.77	**

Municipal	None	0.375	None	None	0.12	—	††	0.50	**

Total Annual Portfolio Operating Expenses reflected in the table above may be higher than the expenses actually deducted from Portfolio assets because of the effect of expense offset arrangements and/or voluntary waivers.

*	Fees paid directly from your investment.

#	Other Expenses includes sub-transfer agency fees that are incurred on a class-by-class basis .

†

Payable to the International Fixed Income Portfolio on shares redeemed within 30 days of purchase. See “Redeeming Shares” and “General Shareholder Information” for more information on redemption fees. Redemption fees are a percentage of the amount redeemed.

††

The Portfolio may invest a portion of its assets in other investment companies (the “Acquired Funds”). The Portfolio’s shareholders indirectly bear a pro rata portion of the expenses of the Acquired Funds in which the Portfolio invests. “Acquired Fund Fees & Expenses” in the table is an estimate of those expenses. The estimate is based upon the average allocation of the Portfolio’s investments in the Acquired Funds and upon the actual total operating expenses of the Acquired Fund (including any current waivers and expense limitations) for the fiscal year ended September 30, 2008. Actual Acquired Fund expenses incurred by the Portfolio may vary with changes in the allocation of Portfolio assets among the Acquired Funds and with other events that directly affect the expenses of the Acquired Funds. Since “Acquired Fund Fees & Expenses” are not directly borne by the Portfolio, they are not reflected in the Portfolio’s financial statements, with the result that the information presented in the table will differ from that presented in the Financial Highlights. If these expenses constituted less than 0.01% of the Portfolio’s average net assets for the fiscal year ended September 30, 2008, that amount is included in Other Expenses.

**

The Adviser has voluntarily agreed to reduce its advisory fee and/or reimburse certain expenses for the Core Fixed Income, Long Duration Fixed Income and Municipal Portfolios so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses (such as interest expense on borrowing), will not exceed 0.50% for each of the Portfolios. This waiver may be terminated at any time without notice. After giving effect to all advisory fee waivers and/or expense reimbursements, the Total Annual Portfolio Operating Expenses, including certain investment related expenses, for such Portfolios were the amounts set forth below.

Portfolio	Total Annual Portfolio Operating Expenses After Adviser Waiver/Reimbursement & Offsets

Core Fixed Income	0.50%

Long Duration Fixed Income	0.50

Municipal	0.50

17

Fees and Expenses of the Portfolios (Cont’d)

Investment Class^

Portfolio	Shareholder Fees*/ Redemption Fees	Advisory Fees	Distribution and/or Service (12b-1) Fees	Shareholder Servicing Fee	Other Expenses#	Acquired Fund Fees & Expenses		Total Annual Portfolio Operating Expenses

Core Fixed Income	None	0.375%	None	0.15%	0.15%	—	††	0.68	%‡

Core Plus Fixed Income	None	0.332	None	0.15	0.12	—	††	0.60

Intermediate Duration	None	0.375	None	0.15	0.14	0.02	%††	0.69

Total Annual Portfolio Operating Expenses reflected in the table above may be higher than the expenses actually deducted from Portfolio assets because of the effect of expense offset arrangements and/or voluntary waivers.

^	Only available for purchase by new investors in conjunction with the Morgan Stanley Stable Value Fund.

*	Fees paid directly from your investment.

#	Other Expenses includes sub-transfer agency fees that are incurred on a class-by-class basis.

‡

As of the date of this Prospectus, the Investment Class of the Core Fixed Income Portfolio is not operational. Other Expenses are based on estimated amounts. The Adviser has voluntarily agreed to reduce its advisory fee and/or reimburse certain expenses for the Core Fixed Income Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses, will not exceed 0.50% for the Portfolio. This waiver may be terminated at any time without notice.

††

The Portfolio may invest a portion of its assets in other investment companies (the “Acquired Funds”). The Portfolio’s shareholders indirectly bear a pro rata portion of the expenses of the Acquired Funds in which the Portfolio invests. “Acquired Fund Fees & Expenses” in the table is an estimate of those expenses. The estimate is based upon the average allocation of the Portfolio’s investments in the Acquired Funds and upon the actual total operating expenses of the Acquired Fund (including any current waivers and expense limitations) for the fiscal year ended September 30, 2008. Actual Acquired Fund expenses incurred by the Portfolio may vary with changes in the allocation of Portfolio assets among the Acquired Funds and with other events that directly affect the expenses of the Acquired Funds. Since “Acquired Fund Fees & Expenses” are not directly borne by the Portfolio, they are not reflected in the Portfolio’s financial statements, with the result that the information presented in the table will differ from that presented in the Financial Highlights. If these expenses constituted less than 0.01% of the Portfolio's average net assets for the fiscal year ended September 30, 2008, that amount is included in Other Expenses.

Class P

Portfolio	Shareholder Fees*/ Redemption Fees †	Advisory Fees	Distribution and/or Service (12b-1) Fees	Shareholder Servicing Fee	Other Expenses#	Acquired Fund Fees & Expenses		Total Annual Portfolio Operating Expenses

Core Fixed Income	None	0.375%	0.25%	None	0.15%	—	††	0.78	%**

Core Plus Fixed Income	None	0.332	0.25	None	0.12	—	††	0.70

Intermediate Duration‡	None	0.375	0.25	None	0.15	0.02	%††	0.80

International Fixed Income	2%	0.375	0.25	None	0.23	—		0.86

Investment Grade Fixed Income	None	0.375	0.25	None	0.22	—	††	0.85

Limited Duration	None	0.300	0.25	None	0.13	—	††	0.68

Long Duration Fixed Income	None	0.375	0.25	None	0.37	0.02	††	1.02	**

Municipal	None	0.375	0.25	None	0.12	—	††	0.75	**

Total Annual Portfolio Operating Expenses reflected in the table above may be higher than the expenses actually deducted from Portfolio assets because of the effect of expense offset arrangements and/or voluntary waivers.

*	Fees paid directly from your investment.

‡	As of the date of this Prospectus, Class P of the Intermediate Duration Portfolio is not operational. Other Expenses are based on estimated amounts.

†

Payable to the International Fixed Income Portfolio on shares redeemed within 30 days of purchase. See “Redeeming Shares” and “General Shareholder Information” for more information on redemption fees. Redemption fees are a percentage of the amount redeemed.

#	Other Expenses includes sub-transfer agency fees that are incurred on a class-by-class basis.

18

Fixed Income Portfolios Prospectus

January 30, 2009

††

The Portfolio may invest a portion of its assets in other investment companies (the “Acquired Funds”). The Portfolio’s shareholders indirectly bear a pro rata portion of the expenses of the Acquired Funds in which the Portfolio invests. “Acquired Fund Fees & Expenses” in the table is an estimate of those expenses. The estimate is based upon the average allocation of the Portfolio’s investments in the Acquired Funds and upon the actual total operating expenses of the Acquired Fund (including any current waivers and expense limitations) for the fiscal year ended September 30, 2008. Actual Acquired Fund expenses incurred by the Portfolio may vary with changes in the allocation of Portfolio assets among the Acquired Funds and with other events that directly affect the expenses of the Acquired Funds. Since “Acquired Fund Fees & Expenses” are not directly borne by the Portfolio, they are not reflected in the Portfolio’s financial statements, with the result that the information presented in the table will differ from that presented in the Financial Highlights. If these expenses constituted less than 0.01% of the Portfolio's average net assets for the fiscal year ended September 30, 2008, that amount is included in Other Expenses.

**

The Adviser has voluntarily agreed to reduce its advisory fee and/or reimburse certain expenses for the Core Fixed Income, Long Duration Fixed Income and Municipal Portfolios so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses (such as interest expense on borrowing), will not exceed 0.75%. This waiver may be terminated at any time without notice. After giving effect to all advisory fee waivers and/or expense reimbursements, the Total Annual Portfolio Operating Expenses, including certain investment related expenses, for such Portfolios were the amounts set forth below.

Portfolio	Total Annual Portfolio Operating Expenses After Adviser Waiver/Reimbursement & Offsets

Core Fixed Income	0.75%

Long Duration Fixed Income	0.75

Municipal	0.75

Class H

	Shareholder Fees*

Portfolio	Maximum Sales Charge (Load) Imposed on Purchases‡	Redemption Fees†	Advisory Fees	Distribution and/or Service (12b-1) Fees	Shareholder Servicing Fee	Other Expenses#		Total Annual Portfolio Operating Expenses

International Fixed Income	3.50%	2%	0.375%	0.25%	None	0.23%		0.86%

Investment Grade Fixed Income	3.50	None	0.375	0.25	None	0.14	††	0.77

Municipal	3.50	None	0.375	0.25	None	0.12	††	0.75	**

Total Annual Portfolio Operating Expenses reflected in the table above may be higher than the expenses actually deducted from Portfolio assets because of the effect of expense offset arrangements and/or voluntary waivers.

*	Fees paid directly from your investment.

†

Payable to the International Fixed Income Portfolio on shares redeemed within 30 days of purchase. See “Redeeming Shares” and “General Shareholder Information” for more information on redemption fees. Redemption fees are a percentage of the amount redeemed.

‡	The sales charge is calculated as a percentage of the offering price. The sales charge is reduced for purchases of $50,000 and over. See “Purchasing Shares.”

#	Other Expenses includes transfer agency and sub-transfer agency fees that are incurred on a class-by-class basis.

††

The Portfolio may invest a portion of its assets in other investment companies (the “Acquired Funds”). The Portfolio’s shareholders indirectly bear a pro rata portion of the expenses of the Acquired Funds in which the Portfolio invests. The Portfolio estimates that these expenses constituted less than 0.01% of the Portfolio’s average net assets for the fiscal year ended September 30, 2008. The Portfolio’s estimated indirect expense from investing in the Acquired Funds is based upon the average allocation of the Portfolio’s investments in the Acquired Funds and upon the actual total operating expenses of the Acquired Funds (including any current waivers and expense limitations) for the fiscal year ended September 30, 2008. Actual Acquired Fund expenses incurred by the Portfolio may vary with changes in the allocation of Portfolio assets among the Acquired Funds and with other events that directly affect the expenses of the Acquired Funds.

**

The Adviser has voluntarily agreed to reduce its advisory fee and/or reimburse the Municipal Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses (such as interest expense on borrowing) and transfer agency fees, will not exceed 0.75% for Class H shares of the Portfolio. This waiver may be terminated at any time without notice. After giving effect to all advisory fee waivers and/or expense reimbursements, the Total Annual Portfolio Operating Expenses, including certain investment related expenses and transfer agency fees, for such Portfolio was the amount set forth below.

Portfolio	Total Annual Portfolio Operating Expenses After Adviser Waiver/Reimbursement & Offsets

Municipal	0.75%

19

Fees and Expenses of the Portfolios (Cont’d)

Class L

Portfolio	Shareholder Fees*/ Redemption Fees†	Advisory Fees	Distribution and/or Service (12b-1) Fees	Shareholder Servicing Fee	Other Expenses#		Portfolio Total Annual Operating Expenses

International Fixed Income	2%	0.375%	0.50%	None	0.24%		1.12%

Investment Grade Fixed Income	None	0.375	0.50	None	0.15	††	1.03

Municipal	None	0.375	0.50	None	0.12	††	1.00	**

Total Annual Portfolio Operating Expenses reflected in the table above may be higher than the expenses actually deducted from Portfolio assets because of the effect of expense offset arrangements and/or voluntary waivers.

*	Fees paid directly from your investment.

†

Payable to the International Fixed Income Portfolio on shares redeemed within 30 days of purchase. See “Redeeming Shares” and “General Shareholder Information” for more information on redemption fees. Redemption fees are a percentage of the amount redeemed.

#	Other Expenses includes transfer agency and sub-transfer agency fees that are incurred on a class-by-class basis.

††

The Portfolio may invest a portion of its assets in other investment companies (the “Acquired Funds”). The Portfolio’s shareholders indirectly bear a pro rata portion of the expenses of the Acquired Funds in which the Portfolio invests. The Portfolio estimates that these expenses constituted less than 0.01% of the Portfolio’s average net assets for the fiscal year ended September 30, 2008. The Portfolio’s estimated indirect expense from investing in the Acquired Funds is based upon the average allocation of the Portfolio’s investments in the Acquired Funds and upon the actual total operating expenses of the Acquired Funds (including any current waivers and expense limitations) for the fiscal year ended September 30, 2008. Actual Acquired Fund expenses incurred by the Portfolio may vary with changes in the allocation of Portfolio assets among the Acquired Funds and with other events that directly affect the expenses of the Acquired Funds.

**

The Adviser has voluntarily agreed to reduce its advisory fee and/or reimburse the Municipal Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses (such as interest expense on borrowing) and transfer agency fees, will not exceed 1.00% for Class L shares of the Portfolio. This waiver may be terminated at any time without notice. After giving effect to all advisory fee waivers and/or expense reimbursements, the Total Annual Portfolio Operating Expenses, including certain investment related expenses and transfer agency fees, for such Portfolio was the amount set forth below.

Portfolio	Total Annual Portfolio Operating Expenses After Adviser Waiver/Reimbursement & Offsets

Municipal	1.00%

The example assumes that you invest $10,000 in each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that each Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be equal to the amounts reflected in the table to the right.

Example

This example is intended to help you compare the cost of investing in each Portfolio with the cost of investing in other mutual funds.

Class I

Portfolio	1 Year	3 Years	5 Years	10 Years

Core Fixed Income	$54	$170	$296	$665

Core Plus Fixed Income	46	144	252	567

Intermediate Duration	56	176	307	689

International Fixed Income	65	205	357	798

Investment Grade Fixed Income	54	170	296	665

Limited Duration	44	138	241	542

Long Duration Fixed Income	79	246	—	—

Municipal	51	160	280	628

20

Fixed Income Portfolios Prospectus

January 30, 2009

Investment Class*

Portfolio	1 Year	3 Years	5 Years	10 Years

Core Fixed Income‡	$69	$218	—	—

Core Plus Fixed Income	61	192	$335	$750

Intermediate Duration	70	221	384	859

*	Only available for purchase by new investors in conjunction with the Morgan Stanley Stable Value Fund.

‡

As of the date of this Prospectus, the Investment Class of shares of the Core Fixed Income Portfolio is not operational. The rate shown is that of the Portfolio’s Class I and includes the 0.15% shareholder servicing fee applicable to the Investment Class.

Class P

Portfolio	1 Year	3 Years	5 Years	10 Years

Core Fixed Income	$80	$249	$433	$966

Core Plus Fixed Income	72	224	390	871

Intermediate Duration*	82	255	—	—

International Fixed Income	88	274	477	1,061

Investment Grade Fixed Income	87	271	471	1,049

Limited Duration	69	218	379	847

Long Duration Fixed Income	104	325	—	—

Municipal	77	240	417	930

*

As of the date of this Prospectus, Class P of the Intermediate Duration Portfolio is not operational. The rate shown is that of the Portfolio’s Class I and includes the 0.25% distribution and/or service fee applicable to Class P.

Class H‡

Portfolio	1 Year	3 Years

International Fixed Income	$435	$615

Investment Grade Fixed Income	426	587

Municipal	424	581

‡	The figures shown reflect the maximum sales charge of 3.50% applicable to purchases of Class H shares. See “Purchasing Shares” for more information.

Class L

Portfolio	1 Year	3 Years

International Fixed Income	$114	$356

Investment Grade Fixed Income	105	328

Municipal	102	318

21

Investment Strategies and Related Risks

This section discusses in greater detail the Portfolios’ principal investment strategies and the other types of investments that the Portfolios may make. Please read this section in conjunction with the earlier summaries. The Portfolios’ investment practices and limitations are also described in more detail in the Statement of Additional Information (“SAI”), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. In connection with the International Fixed Income Portfolio, references to the Adviser include the Sub-Adviser, as applicable.

An investment in a Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Fixed Income Securities

Fixed income securities are securities that pay a fixed or a variable rate of interest until a stated maturity date. Fixed income securities include U.S. government securities, securities issued by federal or federally sponsored agencies and instrumentalities (“agencies”), corporate bonds and notes, asset-backed securities, mortgage securities, high yield securities, municipal bonds, loan participations and assignments, zero coupon bonds, convertible securities, Eurobonds, Brady Bonds, Yankee Bonds, repurchase agreements, commercial paper and cash equivalents.

These securities are subject to risks related to changes in interest rates and in the financial health or credit rating of the issuers. The maturity and duration of a fixed income instrument also affects the extent to which the price of the security will change in response to these and other factors. Longer term securities tend to experience larger price changes than shorter term securities because they are more sensitive to changes in interest rates or in the credit ratings of the issuers.

Fixed income securities may be called (i.e., redeemed by the issuer) prior to final maturity. If a callable security is called, a Portfolio may have to reinvest the proceeds at a lower rate of interest.

Duration

The average duration of a portfolio of fixed income securities represents its exposure to changing interest rates. A portfolio with a lower average duration generally will experience less price volatility in response to changes in interest rates than a portfolio with a higher average duration.

Structured Products

Certain Portfolios may invest a portion of their assets in structured investments, structured notes and other types of similarly structured products consistent with a Portfolio’s investment objectives and policies. Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. This type of restructuring generally involves the deposit with or purchase by an entity of the underlying investments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments or referencing an indicator related to such investments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions. The cash flow or rate of return on a structured investment may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator.

The cash flow or rate of return on a structured investment may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments or referenced indicator could result in a relatively large loss in the value of a structured product. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Portfolios may have the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the issuer. While certain structured investment vehicles enable the investor to acquire interests in a pool of

22

Fixed Income Portfolios Prospectus

January 30, 2009

securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured vehicles generally pay their share of the investment vehicle’s administrative and other expenses. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing a Portfolio’s illiquidity to the extent that the Portfolio, at a particular point in time, may be unable to find qualified buyers for these securities.

Structured notes are derivative securities for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators.

Investments in structured notes involve risks, including interest rate risk, credit risk and market risk. Where a Portfolio’s investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

High Yield Securities

Fixed income securities that are not investment grade are commonly referred to as “junk bonds” or high yield, high risk securities. These securities offer a higher yield than other higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies. This means that they may have more difficulty making scheduled payments of principal and interest. Changes in the value of high yield securities are influenced more by changes in the financial and business position of the issuing company than by changes in interest rates when compared to investment grade securities.

Mortgage Securities

These are fixed income securities that derive their value from or represent interests in a pool of mortgages or mortgage securities. Mortgage securities are subject to prepayment risk—the risk that, as interest rates fall, borrowers will refinance their mortgages and “prepay” principal. A portfolio holding mortgage securities that are experiencing prepayments will have to reinvest these payments at lower prevailing interest rates. On the other hand, when interest rates rise, borrowers are less likely to refinance, resulting in lower prepayments. This can effectively extend the maturity of a Portfolio’s mortgage securities, resulting in greater price volatility. It can be difficult to measure precisely the remaining life of a mortgage security or the average life of a portfolio of such securities.

Certain Portfolios may invest in mortgage securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities. These securities are either direct obligations of the U.S. government or the issuing agency or instrumentality has the right to borrow from the U.S. Treasury to meet its obligations although it is not legally required to extend credit to the agency or instrumentality. Certain of the U.S. government securities purchased by a Portfolio, such as those issued by the Government National Mortgage Association (“Ginnie Mae”) and the Federal Housing Administration are backed by the full faith and credit of the United States. Certain of the U.S. government securities purchased by a Portfolio, such as those issued by the Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”), are not backed by the full faith and credit of the United States and there is a risk that the U.S. government will not provide financial support to these agencies if it is not obligated to do so by law. In September 2008, the U.S. Treasury Department

23

announced that the government would be taking over Fannie Mae and Freddie Mac and placing the companies into a conservatorship. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. The maximum potential liability of the issuers of some U.S. government securities held by the Portfolio may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

To the extent a Portfolio invests in mortgage securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Portfolio may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage backed security and could result in losses to a Portfolio. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

Certain Portfolios may invest in TBAs. Investments in TBAs may give rise to a form of leverage. Leverage may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Further, TBAs may cause the portfolio turnover rate to appear higher.

Asset-Backed Securities

Asset-backed securities represent an interest in a pool of assets such as automobile loans and credit card receivables or home equity loans that have been securitized in pass through structures similar to mortgage-backed securities. These types of pass through securities provide for monthly payments that are a “pass through” of the monthly interest and principal payments made by the individual borrowers on the pooled receivables. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit card use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

Foreign Securities

Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls, or diplomatic developments that could affect an investing portfolio’s investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers, and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than in the United States.

The Portfolios may invest in debt obligations known as “sovereign debt,” which are obligations of governmental issuers in emerging market or developing countries and industrialized countries. Certain emerging market or developing countries are among the largest debtors to commercial banks and foreign governments. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when due in accordance with the terms of such obligations.

Foreign Currency

The investments of certain Portfolios may be denominated in foreign currencies. The value of foreign currencies fluctuates relative to the value of the U.S. dollar. Since the Portfolios may invest in such non-U.S. dollar-denominated securities and therefore may convert the value of such securities into U.S. dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Portfolios’ assets. The Adviser may use derivatives to reduce this risk. The Adviser may in its discretion

24

Fixed Income Portfolios Prospectus

January 30, 2009

choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Emerging Market Securities

Investing in emerging market securities enhances the risks of foreign investing. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. In certain countries, the market may be dominated by a few issuers or sectors. Investment funds and structured investments are mechanisms for U.S. and other investors to invest in certain emerging markets that have laws precluding or limiting direct investments by foreign investors.

Public Bank Loans

Public bank loans are privately negotiated loans for which information about the issuer has been made publicly available. Public bank loans are not registered under the Securities Act of 1933 and are not publicly traded. Bank loans are usually second lien loans, which are lower in priority to senior loans, but have seniority in a company’s capital structure to other liabilities, so that the company is required to pay down these second lien loans prior to other lower-ranked claims on their assets. Bank loans normally pay interest at floating rates, and as a result, may protect investors from increases in interest rates.

Certain public bank loans are illiquid, meaning a Portfolio may not be able to sell them quickly at a fair price. Illiquid securities are also difficult to value. To the extent a bank loan has been deemed illiquid, it will be subject to the Portfolio’s restrictions on investment in illiquid securities. The secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Bank loans are subject to the risk of default in the payment of interest or principal on a loan, which will result in a reduction of income to the Portfolio, and a potential decrease in the Portfolio’s net asset value. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates. Bank loans that are rated below investment grade share the same risks of other below investment grade securities. Because public bank loans usually rank lower in priority of payment to senior loans, they present a greater degree of investment risk due to the fact that the cash flow or other property of the borrower securing the bank loan may be insufficient to meet scheduled payments after meeting the payment obligations of the senior secured obligations of the borrower. These bank loans may exhibit greater price volatility as well.

Derivatives and Other Investments

Derivatives are financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivatives sometimes offer the most economical way of pursuing an investment strategy, limiting risks or enhancing returns, although there is no guarantee of success. Hedging strategies or instruments may not be available or practical in all circumstances. Derivative instruments may be publicly traded or privately negotiated. Derivatives used by the Adviser include futures contracts, options contracts, forward contracts, swaps, CMOs, stripped mortgage-backed securities (“SMBS”) and structured notes.

A forward contract is an obligation to purchase or sell a security or a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency exchange contracts may be used by certain Portfolios consistent with their investments in securities that are denominated in foreign currencies to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, a Portfolio may use cross hedging or proxy hedging with respect to currencies in which a Portfolio has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency. Cross currency hedges may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies.

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. The Portfolios may use futures contracts to gain exposure to an entire market (e.g., stock index futures) or to control their exposure to changing foreign currency exchange rates or interest rates. Portfolios investing in fixed income securities may use futures to control their exposure to changes in interest rates and to manage the overall maturity and duration of their securities holdings.

25

If a Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of a security, futures contract or currency at an agreed-upon price. If a Portfolio “writes” an option, it sells to another person the right to buy from or sell to the Portfolio a specific amount of a security, futures contract or currency at an agreed-upon price. A Portfolio may purchase exchange listed or over-the-counter options that may be covered or uncovered.

The Portfolios may enter into swap transactions, which are contracts in which a Portfolio agrees to exchange the return or interest rate on one instrument for the return or interest rate on another instrument. Payments may be based on currencies, interest rates, referenced debt obligations of a particular issuer, securities indices or commodity indices. Swaps may be used to manage the maturity and duration of a fixed income portfolio, or to gain exposure to a market without directly investing in securities traded in that market.

Certain Portfolios may enter into credit default swap contracts for hedging purposes, to add leverage to its portfolio or to gain exposure to a credit in which the Portfolios may otherwise invest. When used for hedging purposes, a Portfolio would be the buyer of a credit default swap contract. In that case, a Portfolio would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, a Portfolio would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Portfolio would have spent the stream of payments and received no benefit from the contract. When a Portfolio is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap. A Portfolio will segregate or earmark assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis.

Certain Portfolios may write (sell) and purchase put and call swap options. A swap option is a contract that gives a counterparty the right (but not the obligation)

to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Portfolios may use swap options for hedging purposes or to manage and mitigate the credit and interest rate risk of a Portfolio.

CMOs and SMBS are derivatives based on mortgage securities. CMOs are issued in a number of series (known as “tranches”), each of which has a stated maturity. Cash flow from the underlying mortgages is allocated to the tranches in a predetermined, specified order. SMBS are multi-class mortgage securities issued by U.S. government agencies and instrumentalities and financial institutions. They usually have two classes, one receiving most of the principal payments from the mortgages, and one receiving most of the interest. In some cases, classes may receive interest only (called “IOs”) or principal only (called “POs”). Inverse floating rate obligations (“inverse floaters”) are fixed income securities which have coupon rates that vary inversely (often at a multiple) to another specified floating rate, such as LIBOR (London Inter-Bank Offered Rate). If the specified reference rate rises, the coupon rate of the inverse floater falls, while a decrease in the reference rate causes an increase in the inverse floater’s coupon rate.

Risks of Derivatives

The primary risks of derivatives are: (i) changes in the market value of securities held or to be acquired by a Portfolio, and of derivatives relating to those securities, may not be proportionate, (ii) there may not be a liquid market for a Portfolio to sell a derivative, which could result in difficulty closing a position and (iii) magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate.

Hedging the Portfolio’s currency risks involves the risk of mismatching the Portfolio’s obligations under a forward or futures contract with the value of securities denominated in a particular currency. For cross currency hedges, there is an additional risk to the extent that these transactions create exposure to currencies in which the Portfolio’s securities are not denominated.

Mortgage derivatives are subject to the risks of price movements in response to changing interest rates and the level of prepayments made by borrowers. Depending on the class of CMO or SMBS that a

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Fixed Income Portfolios Prospectus

January 30, 2009

Portfolio holds, these price movements may be significantly greater than those experienced by mortgage securities generally, depending on whether the payments are predominantly based on the principal or interest paid on the underlying mortgages. IOs, POs and inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturities. IOs, POs and inverse floaters may exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, the yield to maturity of IOs, POs and inverse floaters is extremely sensitive to prepayment levels. As a result, higher or lower rates of prepayment than that anticipated can have a material effect on a Portfolio’s yield to maturity and could cause a Portfolio to suffer losses.

Leveraging Risk

Certain transactions may give rise to a form of leverage. To mitigate risk, the Portfolios will earmark liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s portfolio securities.

Temporary Defensive Investments

When the Adviser believes that changes in economic, financial or political conditions warrant, each Portfolio may invest without limit in fixed income securities for temporary defensive purposes that may be inconsistent with the Portfolio’s principal investment strategies. If the Adviser incorrectly predicts the effects of these changes, the defensive investments may adversely affect the Portfolio’s performance. Using defensive investments could cause a Portfolio to fail to meet its investment objective.

Portfolio Turnover

Consistent with their investment policies, the Portfolios will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover

(e.g., over 100% per year) will cause a Portfolio to incur additional transaction costs and may result in taxable gains being passed through to shareholders.

Non-Diversification of Investments

A portfolio of investments in a small number of issuers or industries or in securities denominated in only a few foreign currencies increases risk. The International Fixed Income Portfolio is a non-diversified fund for purposes of the 1940 Act. A non-diversified Portfolio may invest a greater percentage of its assets in the securities of a single issuer than a diversified Portfolio. Portfolios that invest in a relatively small number of issuers are more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Some of those issuers also may present substantial credit, currency or other risks.

27

Portfolio Holdings

A description of the policies and procedures of Morgan Stanley Institutional Fund Trust (the “Fund”)

with respect to the disclosure of each Portfolio’s securities is available in the Fund’s SAI.

Purchasing Class I, Investment Class, Class P and Class L Shares

Share Class Arrangements

The minimum initial investment generally is $5,000,000 for Class I shares, $1,000,000 for Investment Class shares, $1,000,000 for Class P shares and $25,000 for Class L shares of each Portfolio. Investment Class shares are only available for purchase by new investors in conjunction with the Morgan Stanley Stable Value Fund.

Class I shares are not subject to either a distribution fee or a shareholder servicing fee. Investment Class shares are subject to a monthly shareholder servicing fee at an annual rate of up to 0.15% of each Portfolio’s average daily net assets attributable to Investment Class shares. Class P shares are subject to a monthly service fee at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to Class P shares. Class L shares are subject to a monthly distribution fee at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to Class L shares and a monthly shareholder servicing fee at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to Class L shares.

General

Shares of each Portfolio may be purchased directly from the Fund or through a financial intermediary. Investors purchasing shares through a financial intermediary may be charged a transaction-based or other fee by the financial intermediary for its services. If you are purchasing shares through a financial intermediary, please consult your intermediary for purchase instructions.

Shares of each Portfolio may, in the Fund’s discretion, be purchased with investment securities (in lieu of or, in conjunction with, cash) acceptable to the Fund. The securities would be accepted by the Fund at their market value in return for shares of each Portfolio.

Shares of each Portfolio may be purchased at the net asset value per share (“NAV”) next determined after we receive your purchase order. The NAV of each Portfolio is determined as of the close of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m.

Eastern Time) on each day the NYSE is open for business. The Fund may, however, elect to remain open on days when the NYSE is closed or closes early but the primary securities markets on which the Portfolios’ securities trade are open, in which case the NAV of each Portfolio will be determined as of the close of such primary securities markets.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you is that when you open an account, we will ask your name, address, date of birth and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law. In accordance with federal law requirements, the Fund has implemented an anti-money laundering compliance program, which includes designation of an anti-money laundering compliance officer.

Initial Purchase by Mail

You may open an account, subject to acceptance by the Fund, by completing and signing an Account Registration Form provided by Morgan Stanley Services Company Inc. (“Morgan Stanley Services”) the Fund’s transfer agent, which you can obtain by calling Morgan Stanley Services at 1-800-548-7786 and mailing it to Morgan Stanley Institutional Fund Trust, c/o Morgan Stanley Services Company Inc., P.O. Box 219804, Kansas City, MO 64121-9804 together with a check payable to Morgan Stanley Institutional Fund Trust.

Please note that payments to investors who redeem shares purchased by check will not be made until payment of the purchase has been collected, which may take up to eight business days after purchase. You can avoid this delay by purchasing shares by wire.

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Fixed Income Portfolios Prospectus

January 30, 2009

Initial Purchase by Wire

You may purchase shares of each Portfolio by wiring Federal Funds (monies credited by a Federal Reserve Bank) to JPMorgan Chase Bank, N.A. (the “Custodian”). You should forward a completed Account Registration Form to Morgan Stanley Services in advance of the wire. See the section below entitled “Valuation of Shares.” Instruct your bank to send a Federal Funds wire in a specified amount to the Custodian using the following wire instructions:

JPMorgan Chase & Co.
1 Chase Manhattan Plaza
New York, NY 10081
ABA #021000021
DDA #910-2-734143
Attn: Morgan Stanley Institutional Fund
Trust Subscription Account
Ref: (Portfolio Name, Account Number,
Account Name)

Additional Investments

You may make additional investments of shares at the NAV next determined after the request is received in good order, by mailing a check (payable to Morgan Stanley Institutional Fund Trust) to Morgan Stanley Services at the address noted under Initial Purchase by Mail or by wiring Federal Funds to the Custodian as outlined above.

Other Purchase Information

The Fund may suspend the offering of shares, or any class of shares, of any Portfolio or reject any purchase orders when we think it is in the best interest of the Fund. The minimum initial investment in Class I shares, Class P shares or Class L shares may be waived for certain investments, including sales through banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) purchasing shares on behalf of their clients in (i) discretionary and non-discretionary advisory programs, (ii) fund supermarkets, (iii) asset allocation programs or (iv) other programs in which the client pays an asset-based fee for advice or for executing transactions in Portfolio shares or for otherwise participating in the program; certain retirement plans investing directly with the Fund (with respect to holders of Class I shares and Class P shares, these plans must have plan assets of at least $5 million); retirement plans investing through certain retirement plan platforms; certain endowments, foundations and other not for profit entities investing directly with the Fund (with respect to holders of Class I shares and Class P shares, these entities must have at least $5 million of investable assets); certain unit investment trusts sponsored by Morgan Stanley or any of its affiliates; other registered investment companies advised by Morgan Stanley Investment Management or any of its affiliates; Morgan Stanley Investment Management and its affiliates with respect to shares held in connection with certain retirement and deferred compensation programs established for their employees; the Independent Trustees of the Fund; and, with respect to holders of Class I shares and Class P shares, clients who owned Portfolio shares as of December 31, 2007. The Fund, in its sole discretion, may waive the minimum initial investment amount for Investment Class shares in certain cases. If the value of your account falls below the minimum initial investment amount for Class I shares, Class P shares, Class L shares or Investment Class shares as a result of share redemptions or you no longer meet one of the waiver criteria set forth above, your account may be subject to involuntary conversion or involuntary redemption. You will be notified prior to any such conversions or redemptions.

Certain patterns of past exchanges and/or purchase or sale transactions involving a Portfolio may result in the Fund rejecting, limiting or prohibiting, at its sole discretion and without prior notice additional purchases and/or exchanges and may result in a shareholder’s account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions.

Purchases of a Portfolio’s shares will be made in full and fractional shares of the Portfolio calculated to three decimal places.

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Purchasing Class H Shares

Class H shares are available to investors with a minimum investment of $25,000. If the value of your account falls below the minimum initial investment amount for Class H shares as a result of share redemptions, your account may be subject to involuntary redemption. You will be notified prior to any such redemptions. Class H shares are subject to a sales charge equal to a maximum of 3.50% calculated as a percentage of the offering price on a single transaction as shown in the table below. As shown below, the sales charge is reduced for purchases of $50,000 and over. Class H shares are subject to a monthly shareholder services fee at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to Class H shares.

	Front-End Sales Charge

Amount of Single Transaction	Percentage of Public Offering Price	Approximate Percentage of Net Amount Invested

$25,000 but less than $50,000	3.50%	3.63%

$50,000 but less than $100,000	3.00%	3.09%

$100,000 but less than $250,000	2.50%	2.56%

$250,000 but less than $500,000	2.00%	2.04%

$500,000 but less than $1 million	1.00%	1.01%

$1 million and over	0.00%	0.00%

You may benefit from a reduced sales charge schedule. (i.e., breakpoint discount) for purchases of Class H shares of a Portfolio, by combining, in a single transaction, your purchase with purchases of Class H shares of a Portfolio by the following related accounts:

■	A single account (including an individual, trust or fiduciary account).

■	A family member account (limited to spouse, and children under the age of 21).

■	Pension, profit sharing or other employee benefit plans of companies and their affiliates.

■	Employer sponsored and individual retirement accounts (including IRAs, Keogh, 401(k), 403(b), 408(k) and 457(b) Plans).

■	Tax-exempt organizations.

■	Groups organized for a purpose other than to buy mutual fund shares.

In addition to investments of $1 million or more, purchases of Class H shares are not subject to a front-end sales charge for accounts of employees of Morgan Stanley and its subsidiaries, such persons’ family members (limited to spouse, and children under the age of 21) and trust accounts for which any such person is a beneficiary.

Combined Purchase Privilege

You will have the benefit of reduced sales charges by combining purchases of Class H shares of a Portfolio for any related account in a single transaction with purchases of Class H shares of another portfolio of the Fund or other Morgan Stanley Institutional Funds for the related account or any other related account. For the purpose of this combined purchase privilege, a “related account” is:

■	A single account (including an individual account, a joint account and a trust account established solely for the benefit of the individual).

■	A family member account (limited to spouse, and children under the age of 21, but including trust accounts established solely for the benefit of a spouse, or children under the age of 21).

■	An IRA and single participant retirement account (such as a Keogh).

■	An UGMA/UTMA account.

Right of Accumulation

You may benefit from a reduced sales charge if the cumulative net asset value of Class H shares of a Portfolio purchased in a single transaction, together with the net asset value of all Class H shares of a portfolio of the Fund or other Morgan Stanley Institutional Funds held in related accounts, amounts

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Fixed Income Portfolios Prospectus

January 30, 2009

to $50,000 or more. For the purposes of the rights of accumulation privilege, a related account is any one of the accounts listed under “Combined Purchase Privilege” above.

Notification

You must notify your authorized financial representative at the time a purchase order is placed, that the purchase qualifies for a reduced sales charge under any of the privileges discussed above. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of your authorized financial representative or the Fund’s transfer agent, Morgan Stanley Services, does not confirm your represented holdings.

In order to obtain a reduced sales charge under any of the privileges discussed above, it may be necessary at the time of purchase for you to inform your authorized financial representative of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoint and/or right of accumulation threshold. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding Class H shares of a Portfolio or other Morgan Stanley Institutional Funds held in all related accounts described above at your authorized financial representative, as well as shares held by related parties, in order to determine whether you have met the sales load breakpoint and/or right of accumulation threshold.

Letter of Intent

The above schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written “Letter of Intent.” A Letter of Intent provides for the purchase of Class H shares of a Portfolio or other Morgan Stanley Institutional Funds within a 13-month period. The initial purchase under a Letter of Intent must be at least 5% of the stated investment goal. The Letter of Intent does not preclude a Portfolio from discontinuing sales of its shares. To determine the applicable sales charge reduction, you may also include (1) the cost of shares of other Class H shares which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the Letter of Intent, and (2) the historical cost of shares of other portfolios of the Fund or other Morgan Stanley Institutional Funds you currently own acquired in exchange for shares of other portfolios of the Fund or other Morgan Stanley Institutional Funds purchased during that period at a price including a front-end sales charge. You may combine purchases and exchanges by family members (limited to spouse, and children under the age of 21) during the periods referenced in (1) and (2) above. You should retain any records necessary to substantiate historical costs because the Fund, the Transfer Agent, your authorized financial representative and any financial intermediaries may not maintain this information. You can obtain a Letter of Intent by contacting your authorized financial representative. If you do not achieve the stated investment goal within the 13-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment. Shares acquired through reinvestment of distributions are not aggregated to achieve the stated investment goal.

General

Class H shares of each Portfolio may be purchased by contacting your authorized financial representative who will assist you, step-by-step, with the procedures to invest in Class H shares of a Portfolio.

Class H shares of each Portfolio may, in the Fund’s discretion, be purchased with investment securities (in lieu of or, in conjunction with, cash) acceptable to the Fund. The securities would be accepted by the Fund at their market value in return for shares of each Portfolio, taking into account any applicable sales charge.

Class H shares of each Portfolio may be purchased at the net asset value per share (“NAV”) (plus any applicable front-end sales charge) next determined after we receive your purchase order. The NAV of each Portfolio is determined as of the close of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for business. The Fund may, however, elect to remain open on days when the NYSE is closed or closes early but the primary securities markets on which the Portfolios’ securities trade are open, in which case the NAV of each Portfolio will be determined as of the close of such primary securities markets.

31

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you is that when you open an account, we will ask your name, address, date of birth and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law. In accordance with federal law requirements, the Fund has implemented an anti-money laundering compliance program, which includes designation of an anti-money laundering compliance officer.

Additional Investments

You may make additional investments of shares at the NAV next determined after the request is received, plus any applicable sales charge, by the method described above.

Order Processing Fee

Your financial intermediary may charge processing or other fees in connection with the purchase or sale of shares of a Portfolio. For example, Morgan Stanley & Co. Incorporated (“Morgan Stanley & Co.”) charges clients an order processing fee of $5.25 (except in certain circumstances, including, but not limited to,

Redeeming Shares

activity in fee-based accounts, exchanges, dividend reinvestments and systematic investment and withdrawal plans) when a client buys or redeems shares of a Portfolio. Please consult your authorized financial representative for more information regarding any such fees.

Other Purchase Information

The Fund may suspend the offering of shares, or any class of shares, of any Portfolio or reject any purchase orders when we think it is in the best interest of the Fund. The Fund, in its sole discretion, may waive the minimum initial and additional investment amounts in certain cases.

Certain patterns of past exchanges and/or purchase or sale transactions involving a Portfolio may result in the Fund rejecting, limiting or prohibiting, at its sole discretion and without prior notice additional purchases and/or exchanges and may result in a shareholder’s account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions.

Purchases of a Portfolio’s shares will be made in full and fractional shares of the Portfolio calculated to three decimal places.

Class I, Investment Class, Class P and Class L

You may redeem Class I, Investment Class, Class P and Class L shares of each Portfolio by mail, or, if authorized, by telephone, at no charge other than as described below. The value of shares redeemed may be more or less than the purchase price, depending on the NAV at the time of redemption. Shares of each Portfolio will be redeemed at the NAV next determined after the request is received in good order. If you are redeeming shares through a financial intermediary, please consult your intermediary for redemption instructions.

By Mail

Requests should be addressed to Morgan Stanley Institutional Fund Trust, c/o Morgan Stanley Services

Company Inc., P.O. Box 219804, Kansas City, MO 64121-9804.

To be in good order, redemption requests must include the following documentation:

(a) A letter of instruction, if required, or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which the shares are registered;

(b) The share certificates, if issued;

(c) Any required signature guarantees; and

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Fixed Income Portfolios Prospectus

January 30, 2009

(d) Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianship, corporations, pension and profit sharing plans and other organizations.

By Telephone

You automatically have telephone redemption and exchange privileges unless you indicate otherwise by checking the applicable box on the new account application form or calling Morgan Stanley Services to opt out of such privileges. You may request a redemption of shares by calling the Fund at 1-800-548-7786 and requesting that the redemption proceeds be mailed or wired to you. You cannot redeem shares by telephone if you hold share certificates for those shares. For your protection when calling the Fund, we will employ reasonable procedures to confirm that redemption instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security number or other tax identification number. Telephone instructions may also be recorded. If reasonable procedures are employed, none of Morgan Stanley, Morgan Stanley Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions and exchanges may not be available if you cannot reach Morgan Stanley Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund’s other redemption and exchange procedures described in this prospectus. During periods of drastic economic or market changes, it is possible that the telephone privileges may be difficult to implement, although this has not been the case with the Fund in the past. To opt out of telephone privileges, please contact Morgan Stanley Services at 1-800-548-7786.

Class H

You may redeem Class H shares of each Portfolio by contacting your authorized financial representative. The value of shares redeemed may be more or less than the purchase price, depending on the NAV at the time of redemption. Class H shares of each Portfolio will be redeemed at the NAV next determined after the request is received in good order.

General

The Fund will ordinarily pay redemption proceeds within seven business days after receipt of your request. The Fund may suspend the right of redemption or postpone the payment of redemption proceeds at times when the NYSE is closed or under other circumstances in accordance with interpretations or orders of the U.S. Securities and Exchange Commission (the “Commission”). The Fund may elect to remain open on days when the NYSE is closed or closes early but the primary securities markets on which the Portfolios’ securities trade are open, in which case the NAV of each Portfolio will be determined as of the close of such primary securities markets.

If we determine that it is in the best interest of the Fund or Portfolio not to pay redemption proceeds in cash, we may distribute to you securities held by the Portfolio from which you are redeeming. Such in-kind securities may be illiquid and difficult or impossible for a shareholder to sell at a time and at a price that a shareholder would like. If requested, we will pay a portion of your redemption(s) in cash (during any 90 day period) up to the lesser of $250,000 or 1% of the net assets of the Portfolio at the beginning of such period. Redemptions paid in investment securities will give rise to income, gain or loss for income tax purposes in the same manner as redemptions paid in cash. In addition, you may incur brokerage costs and a further gain or loss for income tax purposes when you ultimately sell the securities.

Shares of the International Fixed Income Portfolio redeemed within 30 days of purchase will be subject to a 2% redemption fee, payable to the Portfolio. The redemption fee is designed to protect the Portfolio and its remaining shareholders from the effects of short-term trading. The redemption fee is not imposed on redemptions made: (i) through systematic withdrawal/ exchange plans, (ii) through pre-approved asset allocation programs, (iii) of shares received by reinvesting income dividends or capital gain distributions, (iv) through certain collective trust funds or other pooled vehicles and (v) on behalf of advisory accounts where client allocations are solely at the discretion of the Morgan Stanley Investment Management investment team. The redemption fee is based on, and deducted from, the redemption proceeds. Each time you redeem or exchange shares, the shares held the longest will be redeemed or exchanged first.

The redemption fee may not be imposed on transactions that occur through certain omnibus accounts at financial intermediaries. Certain financial

33

intermediaries may apply different methodologies than those described above in assessing redemption fees, may impose their own redemption fee that may differ from the Portfolio’s redemption fee or may impose certain trading restrictions to deter market-timing and frequent trading. If you invest in the Portfolio through a financial intermediary, please read that financial intermediary’s materials carefully to learn about any other restrictions or fees that may apply.

Frequent Purchases and Redemptions of Shares

Frequent purchases and redemptions of shares by Portfolio shareholders are referred to as “market-timing” or “short-term trading” and may present risks for other shareholders of a Portfolio, which may include, among other things, dilution in the value of a Portfolio’s shares held by long-term shareholders, interference with the efficient management of the Portfolio, increased brokerage and administrative costs, incurring unwanted taxable gains and forcing the Portfolio to hold excess levels of cash.

In addition, a Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which a Portfolio’s securities trade and the time as of which the Portfolio’s net asset value is calculated (“time-zone arbitrage”). For example, a market-timer may purchase shares of a Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio’s net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would redeem the Portfolio’s shares the next day when the Portfolio’s share price would reflect the increased prices in foreign markets for a quick profit at the expense of long-term Portfolio shareholders.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price-arbitrage”). Investments in certain fixed income securities, such as high yield bonds, may be adversely affected by price arbitrage trading strategies.

The Fund discourages and does not accommodate frequent purchases and redemptions of Portfolio shares by Portfolio shareholders and the Fund’s Board of Trustees has adopted policies and procedures with respect to such frequent purchases and redemptions. The Fund’s policies with respect to purchases, exchanges and redemptions of Portfolio shares are described in the “Purchasing Shares,” “General Shareholder Information” and “Redeeming Shares” sections of this Prospectus. Except as described in each of these sections, and with respect to trades that occur through omnibus accounts at intermediaries as described below, the Fund’s policies regarding frequent trading of Portfolio shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at intermediaries, such as investment advisers, broker-dealers, transfer agents and third party administrators, the Fund (i) has requested assurance that such intermediaries currently selling Portfolio shares have in place internal policies and procedures reasonably designed to address market-timing concerns and has instructed such intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective intermediaries to agree to cooperate in enforcing the Fund’s policies with respect to frequent purchases, exchanges and redemptions of Portfolio shares.

Omnibus accounts generally do not identify customers’ trading activity to the Fund on an individual ongoing basis. Therefore, with respect to trades that occur through omnibus accounts of financial intermediaries, to some extent, the Fund relies on the financial intermediary to monitor frequent short-term trading within the Fund by the financial intermediary’s customers. However, the Fund or the Distributor has entered into agreements with financial intermediaries whereby intermediaries are required to provide certain customer identification and transaction information upon the Fund’s request. The Fund may use this information to help identify and prevent market-timing activity in the Fund. There can be no assurance that the Fund will be able to identify or prevent all market-timing activities.

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Fixed Income Portfolios Prospectus

January 30, 2009

General Shareholder Information

Share Classes

This Prospectus offers Class I, Investment Class, Class P, Class H and Class L shares of the Portfolios, each having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Class I, Investment Class and Class P shares are generally restricted to investments in minimum amounts that are substantially higher than Class H and Class L shares.

Valuation of Shares

The price of a Portfolio’s shares (NAV (excluding sales charges)) is based on the value of the Portfolio’s securities. The NAV of the Portfolios is determined as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for business. The Fund may, however, elect to remain open and price shares of each Portfolio on days where the NYSE is closed but the primary securities markets on which the Portfolios’ securities trade remain open, in which case the NAV of each Portfolio will be determined as of the close of such primary securities markets.

Each Portfolio values its securities at market value. When no market quotations are readily available for securities, including circumstances under which the Adviser determines that a security’s market price is not accurate, we will determine the value for those securities in good faith at fair value using methods approved by the Fund’s Board of Trustees. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund’s Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, a Portfolio’s net asset value will reflect certain portfolio securities’ fair value rather than their market price.

Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the values of a Portfolio’s portfolio securities may change on days when you will not be able to purchase or sell your shares.

The NAV of each class of shares may differ from that of other classes because of class-specific expenses that each class may pay and the shareholder servicing fees charged to Investment Class, Class P, Class H and Class L shares.

Exchange Privilege

You may exchange shares of any Portfolio of the Fund for the same Class of shares of other available portfolios of the Fund. In addition, you may exchange each Portfolio’s Class I, Class P, Class H and Class L shares for Class I, Class P, Class H and Class L shares, respectively, of available portfolios of Morgan Stanley Institutional Fund, Inc. Exchanges are based on the shares’ respective NAVs.

To obtain a prospectus for another portfolio, call the Fund at 1-800-548-7786 or contact your financial intermediary. If you purchased Portfolio shares through a financial intermediary, certain portfolios may be unavailable for exchange. Contact your financial intermediary to determine which portfolios are available for exchange. See also “Other Purchase Information” for certain limitations relating to exchanges.

With respect to exchanges of Class I, Investment Class, Class P and Class L shares, you can process your exchange by contacting your financial intermediary. With respect to exchanges of Class I, Investment Class, Class P and Class L shares, you may also send exchange requests by mail to Morgan Stanley Institutional Fund Trust, c/o Morgan Stanley Services Company Inc., P.O. Box 219804, Kansas City, MO 64121-9804. Exchange requests for these four share classes can also be made by calling 1-800-548-7786. With respect to Class H shares, you can process your exchange by contacting your authorized financial representative.

When you exchange for shares of another portfolio, your transaction will be treated the same as an initial purchase. You will be subject to the same minimum initial investment and account size as an initial purchase. The Fund, in its sole discretion, may waive the minimum initial investment amounts in certain cases. An exchange of shares of the International Fixed Income Portfolio held for less than 30 days from the date of purchase will be subject to the 2% redemption fee described under the section “Redeeming Shares.”

35

The Fund may terminate or revise the exchange privilege upon required notice or in certain cases without notice.

Tax Considerations

As with any investment, you should consider how your Portfolio investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in a Portfolio. Unless your investment in a Portfolio is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when the Portfolio makes distributions and when you sell shares, including an exchange to another Morgan Stanley Fund.

Taxation of Distributions. Your distributions normally are subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Portfolio shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Portfolio. Under current law, a portion of the income dividends you receive may be taxed at the same rates as long-term capital gains. However, even if income received in the form of income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you will not be permitted to offset income dividends with capital losses. Short term capital gain distributions will continue to be taxed at ordinary income rates.

Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive which are attributable to dividends received by such Portfolios from U.S. corporations.

The Municipal Portfolio intends to pay “exempt-interest” dividends which are excluded from your gross income for federal income tax purposes. When you receive exempt-interest dividends they may be subject to state and local taxes, although some states allow you to exclude that portion of a portfolio’s tax-exempt income which is accountable to municipal securities issued within your state of residence.

Income derived from some municipal securities is subject to the federal “alternative minimum tax.” Certain tax-exempt securities whose proceeds are used to finance private, for-profit organizations are subject to this special tax system that ensures that individuals pay at least some federal taxes. Although interest on these securities is generally exempt from federal income tax, some taxpayers who have many tax deductions or exemptions nevertheless may have to pay tax on the income.

Investment income received by the Portfolios from sources within foreign countries may be subject to foreign income taxes. If more than 50% of a Portfolio’s assets are invested in foreign securities at the end of any fiscal year, the Portfolio may elect to pass through to you for foreign tax credit purposes the amount of foreign income taxes that it paid.

Every January, you will be sent a statement (Internal Revenue Service (“IRS”) Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

Taxation of Sales. Your sale of Portfolio shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Portfolio shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your shares.

When you open your account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to federal backup withholding on taxable distributions and redemption proceeds (as of the date of this Prospectus this rate is 28%). Any withheld amount would be sent to the IRS as an advance payment of your taxes due on your income for such year.

36

Fixed Income Portfolios Prospectus

January 30, 2009

Dividends and Distributions

The Portfolios normally declare dividends and distribute substantially all of their net investment income to shareholders as follows:

Class I

Portfolio	Monthly	Quarterly	Annually

Core Fixed Income		■

Core Plus Fixed Income		■

Intermediate Duration	■

International Fixed Income		■

Investment Grade Fixed Income		■

Limited Duration	■

Long Duration Fixed Income		■

Municipal	■

Investment Class

Portfolio	Monthly	Quarterly	Annually

Core Fixed Income		■

Core Plus Fixed Income		■

Intermediate Duration	■

Class P

Portfolio	Monthly	Quarterly	Annually

Core Fixed Income		■

Core Plus Fixed Income		■

International Fixed Income		■

Investment Grade Fixed Income		■

Limited Duration	■

Long Duration Fixed Income		■

Municipal	■

Class H and Class L

Portfolio	Monthly	Quarterly	Annually

International Fixed Income		■

Investment Grade Fixed Income		■

Municipal	■

If any net gains are realized from the sale of underlying securities, the Portfolios normally distribute the gains with the last distributions for the calendar year. All dividends and distributions are automatically paid in additional shares of the Portfolio unless you elect otherwise. If you want to change how your dividends are paid, you must notify the Fund in writing.

37

Fund Management

Adviser

Morgan Stanley Investment Management Inc., with principal offices at 522 Fifth Avenue, New York, New York 10036, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley is the direct parent of the Adviser. Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of November 30, 2008, the Adviser, together with its affiliated asset management companies, had approximately $393.2 billion in assets under management or supervision.

The Adviser makes investment decisions for the Fund’s Portfolios and places each Portfolio’s purchase and sales orders. Each Portfolio, in turn, pays the Adviser an annual advisory fee calculated by applying a quarterly rate. The table on the following page shows the Adviser’s annual contractual rates of compensation and the actual rates of compensation as a percentage of

Adviser’s Rates of Compensation

each Portfolio’s daily net assets for the Fund’s 2008 fiscal year.

Sub-Adviser

Morgan Stanley Investment Management Limited serves as the Sub-Adviser to the International Fixed Income Portfolio. The Sub-Adviser makes certain day-to-day investment decisions for the International Fixed Income Portfolio and places certain of the International Fixed Income Portfolio’s purchase and sales orders. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund in respect of the International Fixed Income Portfolio. The Sub-Adviser, located at 25 Cabot Square, Canary Wharf, London, England, E14 4QA, is a wholly-owned subsidiary of Morgan Stanley.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory and sub-advisory agreements is available in the Fund’s annual report to shareholders for the fiscal year ended September 30, 2008.

Portfolio	Contractual Compensation Rate	FY 2008 Actual Compensation Rate

Core Fixed Income	0.375%	0.335%

Core Plus Fixed Income	0.375% of the portion of
	the daily net assets not
	exceeding $1 billion;
	0.300% of the portion of
	the daily net assets
	exceeding $1 billion	0.332

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Fixed Income Portfolios Prospectus

January 30, 2009

Adviser’s Rates of Compensation

Portfolio	Contractual Compensation Rate	FY 2008 Actual Compensation Rate

Intermediate Duration	0.375%	0.375%

International Fixed Income	0.375%	0.375%

Investment Grade Fixed Income	0.375%	0.375%

Limited Duration	0.300%	0.300%

Long Duration Fixed Income	0.375%	0.109%

Municipal	0.375%	0.371%

Portfolio Management

Core Fixed Income Portfolio

The Portfolio’s assets are managed within the Taxable Fixed Income team. The team consists of portfolio managers and analysts. Current members of the team who are jointly and primarily responsible for the day-to-day management of the Portfolio are W. David Armstrong, a Managing Director of the Adviser, Jaidip Singh, an Executive Director of the Adviser, and Sanjay Verma, a Managing Director of the Adviser.

Mr. Armstrong has been associated with the Adviser in an investment management capacity since 1998 and began managing the Portfolio in January 2001. Mr. Singh has been associated with the Adviser in an investment management capacity since 1996 and began managing the Portfolio in January 2008. Mr. Verma has been associated with the Adviser in an investment management capacity since April 2008 and began managing the Portfolio in August 2008. Prior to April 2008, Mr. Verma was the co-head of Rates Trading for Morgan Stanley from 2003 to 2008.

All team members are responsible for the execution of the overall strategy of the Portfolio.

Core Plus Fixed Income Portfolio

The Portfolio’s assets are managed within the Taxable Fixed Income team. The team consists of portfolio managers and analysts. Current members of the team who are jointly and primarily responsible for the day-to-day management of the Portfolio are W. David Armstrong and Sanjay Verma, each a Managing Director of the Adviser.

Mr. Armstrong has been associated with the Adviser in an investment management capacity since 1998 and began managing the Portfolio in September 2000. Mr. Verma has been associated with the Adviser in an investment management capacity since April 2008 and began managing the Portfolio in August 2008. Prior to April 2008, Mr. Verma was the co-head of Rates Trading for Morgan Stanley from 2003 to 2008.

All team members are responsible for the execution of the overall strategy of the Portfolio.

Intermediate Duration Portfolio

The Portfolio’s assets are managed within the Taxable Fixed Income team. The team consists of portfolio managers and analysts. Current members of the team who are jointly and primarily responsible for the day-to-day management of the Portfolio are W. David Armstrong, a Managing Director of the Adviser, Jaidip Singh, an Executive Director of the Adviser, and Sanjay Verma, a Managing Director of the Adviser.

Mr. Armstrong has been associated with the Adviser in an investment management capacity since 1998 and began managing the Portfolio in April 2002. Mr. Singh has been associated with the Adviser in an investment management capacity since 1996 and began managing the Portfolio in January 2008. Mr. Verma has been associated with the Adviser in an investment management capacity since April 2008 and began managing the Portfolio in August 2008. Prior to April 2008, Mr. Verma was the co-head of Rates Trading for Morgan Stanley from 2003 to 2008.

All team members are responsible for the execution of the overall strategy of the Portfolio.

International Fixed Income Portfolio

The Portfolio’s assets are managed within the Global Fixed Income team. The team consists of portfolio managers and analysts. Current members of the team who are jointly and primarily responsible for the day-to-day management of the Portfolio are Michael B. Kushma and Christian G. Roth, each a Managing

39

Director of the Sub-Adviser, and Jaidip Singh, an Executive Director of the Adviser.

Mr. Kushma has been associated with the Sub-Adviser in an investment management capacity since 1987 and began managing the Portfolio in September 1996. Mr. Roth has been associated with the Sub-Adviser in an investment management capacity since 1991 and began managing the Portfolio in July 1999. Mr. Singh has been associated with the Adviser in an investment management capacity since 1996 and began managing the Portfolio in September 2006.

All team members are responsible for the execution of the overall strategy of the Portfolio.

Investment Grade Fixed Income Portfolio

The Portfolio’s assets are managed within the Taxable Fixed Income team. The team consists of portfolio managers and analysts. Current members of the team who are jointly and primarily responsible for the day-to-day management of the Portfolio are W. David Armstrong, a Managing Director of the Adviser, Jaidip Singh, an Executive Director of the Adviser, and Sanjay Verma, a Manging Director of the Adviser.

Mr. Armstrong has been associated with the Adviser in an investment management capacity since 1998 and began managing the Portfolio in November 2001. Mr. Singh has been associated with the Adviser in an investment management capacity since 1996 and began managing the Portfolio in January 2008. Mr. Verma has been associated with the Adviser in an investment management capacity since April 2008 and began managing the Portfolio in August 2008. Prior to April 2008, Mr. Verma was the co-head of Rates Trading for Morgan Stanley from 2003 to 2008.

All team members are responsible for the execution of the overall strategy of the Portfolio.

Limited Duration Portfolio

The Portfolio’s assets are managed within the Taxable Fixed Income team. The team consists of portfolio managers and analysts. Current members of the team who are jointly and primarily responsible for the day-today management of the Portfolio are Virginia Keehan, a Vice President of the Adviser, Joseph Mehlman, an Executive Director of the Adviser, and Jaidip Singh, an Executive Director of the Adviser.

Ms. Keehan has been associated with the Adviser in an investment management capacity since February 2004 and began managing the Portfolio in November 2008. Prior to February 2004, Ms. Keehan was a senior portfolio manager at Quadra Capital Management. Mr. Mehlman has been associated with the Adviser in an investment management capacity since 2002 and began managing the Portfolio in May 2008. Mr. Singh has been associated with the Adviser in an investment management capacity since 1996 and began managing the Portfolio in May 2008.

All team members are responsible for the execution of the overall strategy of the Portfolio.

Long Duration Fixed Income Portfolio

The Portfolio’s assets are managed within the Taxable Fixed Income team. The team consists of portfolio managers and analysts. Current members of the team who are jointly and primarily responsible for the day-to-day management of the Portfolio are W. David Armstrong, a Managing Director of the Adviser, and Jaidip Singh, an Executive Director of the Adviser.

Mr. Armstrong has been associated with the Adviser in an investment management capacity since 1998 and began managing the Portfolio at its inception in July 2006. Mr. Singh has been associated with the Adviser in an investment management capacity since 1996 and began managing the Portfolio in December 2007.

All team members are responsible for the execution of the overall strategy of the Portfolio.

Municipal Portfolio

The Portfolio’s assets are managed within the Taxable Fixed Income team. The team consists of portfolio managers and analysts. The current members of the team who are jointly and primarily responsible for the day-today management of the Portfolio are Steven K. Kreider and Neil Stone, each a Managing Director of the Adviser.

Mr. Kreider has been associated with the Adviser in an investment management capacity since 1988 and began managing the Portfolio in April 1992. Mr. Stone has been associated with the Adviser in an investment management capacity since 1995 and began managing the Portfolio in November 1998.

The Fund’s SAI provides additional information about the portfolio manager’s compensation structure, other

40

Fixed Income Portfolios Prospectus

January 30, 2009

accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Portfolios.

The composition of each team may change from time to time.

All team members are responsible for the execution of the overall strategy of the Portfolio.

Distributor

Shares of the Fund are distributed exclusively through Morgan Stanley Distribution, Inc. (“MSDI”), a wholly-owned subsidiary of the Adviser. MSDI has entered into arrangements with certain financial intermediaries who may accept purchase and redemption orders for shares of certain Portfolios on its behalf.

Shareholder Service Plan (Investment Class)

The Fund has adopted a Shareholder Service Plan (the “Investment Class Service Plan”) for each Portfolio’s Investment Class shares. Under the Investment Class Service Plan, each Portfolio pays the Distributor a monthly shareholder servicing fee at an annual rate of up to 0.15% of the Portfolio’s average daily net assets attributable to Investment Class shares. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Investment Class shares. Shareholder servicing fees relate solely to the Investment Class of each Portfolio and will reduce the net investment income and total return of the Investment Class shares of these Portfolios.

Shareholder Services Plans (Class P and Class H)

The Fund has adopted a Shareholder Services Plan for each Portfolio’s Class P Shares and a Shareholder Services Plan for each Portfolio’s Class H Shares, both pursuant to Rule 12b-1 under the 1940 Act (together, the “Class P and Class H Service Plans”). Under the Class P and Class H Service Plans, each Portfolio may pay to the Distributor and other affiliated and unaffiliated broker-dealers, financial institutions and/or intermediaries a monthly service fee at an annual rate of up to 0.25% of the Portfolio’s average daily net assets attributable to Class P Shares and Class H Shares, respectively. The Distributor may direct that all or any part of these fees be paid directly to its affiliates or other broker-dealers, financial institutions and/or intermediaries that provide shareholder services to investors who purchase Class P and Class H shares. Over time the shareholder servicing fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Distribution and Shareholder Services Plan (Class L)

The Fund has adopted a Distribution and Shareholder Services Plan for each Portfolio’s Class L Shares pursuant to Rule 12b-1 under the 1940 Act (the “Class L Plan”). Under the Class L Plan, each Portfolio pays the Distributor a monthly distribution fee at an annual rate of up to 0.25% of the Portfolio’s average daily net assets attributable to Class L shares and a monthly shareholder service fee at an annual rate of up to 0.25% of the Portfolio’s average daily net assets attributable to Class L shares. The Distributor may direct that all or any part of these fees be paid directly to its affiliates or other broker-dealers, financial institutions and/or intermediaries that provide distribution and/or shareholder support services to investors who purchase Class L shares. Over time the distribution fees and shareholder servicing fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Additional Information

The Adviser and/or Distributor may pay compensation (out of their own funds and not as an expense of any Portfolio) to certain affiliated or unaffiliated brokers or other service providers in connection with the sale or retention of shares of a Portfolio and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated entities with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of Portfolio shares. For more information, please see the Fund’s SAI.

41

Financial Highlights

The following financial highlights tables are intended to help you understand the financial performance of each Portfolio for the past five years or, if less than five years, the life of the Portfolio or Class. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Portfolio (assuming reinvestment of all dividends and distributions). The Investment Class shares of the Core Fixed Income Portfolio had not commenced operations as of September 30, 2008. Financial information for the Investment Class of the Core Fixed Income Portfolio will be shown in future prospectuses offering those shares. Past performance does not indicate future results. The financial highlights for the fiscal years ended September 30, 2004, September 30, 2005, September 30, 2006, September 30, 2007 and September 30, 2008, or, if the Portfolio and/or Share Class has not been operational for a full fiscal year, for the period from the commencement of operations of that Portfolio and/or Share Class, have been audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm. Ernst & Young LLP’s unqualified report appears in the Fund’s Annual Report to Shareholders and is incorporated by reference in the SAI. The Annual Report and each Portfolio’s financial statements, as well as the SAI, are available at no cost from the Fund at the toll free number noted on the back cover to this Prospectus.

Class I

	Net Asset Value Beginning of Period	Net Investment Income†	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividend Distributions (net investment income)	Capital Gain Distributions (realized net gain)

Core Fixed Income Portfolio (Commencement of Class I Operations 9/29/87)
2008	$10.77	$0.53	$(1.60)	$(1.07)	$(0.52)	—
2007	10.80	0.52	(0.02)	0.50	(0.53)	—
2006	11.09	0.40	0.00 ‡	0.40	(0.57)	$(0.12)
2005	11.26	0.40	0.07	0.47	(0.45)	(0.19)
2004	11.26	0.33	0.14	0.47	(0.47)	—

Core Plus Fixed Income Portfolio (Commencement of Class I Operations 11/14/84)
2008	$11.40	$0.66	$(2.10)	$(1.44)	$(0.55)	—
2007	11.52	0.58	(0.05)	0.53	(0.65)	—
2006	11.69	0.48	(0.02)	0.46	(0.63)	—
2005	11.69	0.47	0.08	0.55	(0.55)	—
2004	11.71	0.38	0.17	0.55	(0.57)	—

Intermediate Duration Portfolio (Commencement of Class I Operations 10/03/94)
2008	$10.16	$0.43	$(1.15)	$(0.72)	$(0.51)	—
2007	10.17	0.48	0.01	0.49	(0.50)	—
2006	10.22	0.42	(0.08)	0.34	(0.39)	—
2005	10.40	0.37	(0.16)	0.21	(0.36)	$(0.03)
2004	10.49	0.32	(0.01)	0.31	(0.40)	—

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Fixed Income Portfolios Prospectus

January 30, 2009

Class I

	Total Distributions	Redemption fees		Net Asset Value End of Period	Total Return***	Net Assets End of Period (thousands)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

Core Fixed Income Portfolio (Commencement of Class I Operations 9/29/87)
2008	$(0.52)	$0.00	‡	$9.18	(10.40)%	$186,305	0.49	%#+	5.11	%#+	306%
2007	(0.53)	0.00	‡	10.77	4.76	308,111	0.49	#+	4.83	#+	107
2006	(0.69)	0.00	‡	10.80	3.79	299,997	0.50	#	3.71	#	139
2005	(0.64)	—		11.09	4.35	220,350	0.50	#	3.62	#	236
2004	(0.47)	—		11.26	4.33	226,555	0.50	#	2.94	#	371

Core Plus Fixed Income Portfolio (Commencement of Class I Operations 11/14/84)
2008	$(0.55)	$0.00	‡	$9.41	(13.07)%	$1,210,286	0.45	%#++	6.13	%#++	320%
2007	(0.65)	0.00	‡	11.40	4.77	2,367,043	0.44	++	5.10	++	139
2006	(0.63)	0.00	‡	11.52	4.13	2,314,052	0.44		4.24		142
2005	(0.55)	—		11.69	4.84	2,102,609	0.45		4.04		180
2004	(0.57)	—		11.69	4.80	2,120,149	0.50		3.29		334

Intermediate Duration Portfolio (Commencement of Class I Operations 10/03/94)
2008	$(0.51)	—		$8.93	(7.29)%	$3,476	0.52	%#+++	4.36	%#+++	61%
2007	(0.50)	—		10.16	4.87	7,015	0.54	+++	4.71	+++	89
2006	(0.39)	—		10.17	3.33	8,823	0.50		4.20		70
2005	(0.39)	—		10.22	2.22	9,393	0.50		3.59		146
2004	(0.40)	—		10.40	3.06	18,828	0.53		3.07		211

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Class I (Cont’d)

	Net Asset Value Beginning of Period	Net Investment Income†	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividend Distributions (net investment income)	Capital Gain Distributions (realized net gain)

International Fixed Income Portfolio (Commencement of Class I Operations 4/29/94)
2008	$10.97	$0.33	$0.05	$0.38	$(0.79)	$(0.02)
2007	10.35	0.28	0.61	0.89	(0.22)	(0.05)
2006	10.81	0.21	(0.11)	0.10	(0.51)	(0.05)
2005	11.24	0.25	0.01	0.26	(0.69)	—
2004	11.92	0.28	0.63	0.91	(1.59)	—

Investment Grade Fixed Income Portfolio (Commencement of Class I Operations 8/31/90)
2008	$11.15	$0.55	$(1.57)	$(1.02)	$(0.52)	—
2007	11.22	0.52	0.01	0.53	(0.60)	—
2006	11.42	0.41	(0.00)‡	0.41	(0.56)	$(0.05)
2005	11.57	0.42	0.06	0.48	(0.49)	(0.14)
2004	11.54	0.34	0.14	0.48	(0.45)	—

Limited Duration Portfolio (Commencement of Class I Operations 3/31/92)
2008	$10.24	$0.49	$(2.22)	$(1.73)	$(0.51)	—
2007	10.34	0.51	(0.08)	0.43	(0.53)	—
2006	10.34	0.41	(0.02)	0.39	(0.39)	—
2005	10.50	0.30	(0.15)	0.15	(0.31)	—
2004	10.65	0.25	(0.10)	0.15	(0.28)	$(0.02)

Long Duration Fixed Income Portfolio (Commencement of Class I Operations 7/21/06)
2008	$10.33	$0.46	$(0.37)	$0.09	$(0.49)	—
2007	10.48	0.49	(0.18)	0.31	(0.43)	$(0.03)
2006	10.00	0.09	0.39	0.48	—	—

Municipal Portfolio (Commencement of Class I Operations 10/01/92)
2008	$12.82	$0.60	$(1.24)	$(0.64)	$(0.55)	$(0.05)
2007	12.86	0.49	(0.01)	0.48	(0.52)	—
2006	12.66	0.39	0.29	0.68	(0.48)	—
2005	12.66	0.40	0.02	0.42	(0.42)	—
2004	12.53	0.38	0.14	0.52	(0.39)	—

Investment Class

	Net Asset Value Beginning of Period	Net Investment Income†	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividend Distributions (net investment income)	Capital Gain Distributions (realized net gains)

Core Plus Fixed Income Portfolio (Commencement of Investment Class Operations 10/15/96)
2008	$11.39	$0.64	$(2.09)	$(1.45)	$(0.53)	—
2007	11.52	0.56	(0.06)	0.50	(0.63)	—
2006	11.68	0.45	(0.00)‡	0.45	(0.61)	—
2005	11.69	0.45	0.07	0.52	(0.53)	—
2004	11.71	0.36	0.17	0.53	(0.55)	—

Intermediate Duration Portfolio (Commencement of Investment Class Operations 8/16/99)*
2008	$10.12	$0.41	$(1.14)	$(0.73)	$(0.49)	—
2007	10.13	0.46	0.02	0.48	(0.49)	—
2006	10.19	0.39	(0.07)	0.32	(0.38)	—
2005	10.37	0.33	(0.13)	0.20	(0.35)	$(0.03)
2004	10.46	0.30	(0.01)	0.29	(0.38)	—

44

Fixed Income Portfolios Prospectus

January 30, 2009

Class I (Cont’d)

	Total Distributions	Redemption fees		Net Asset Value End of Period	Total Return***	Net Assets End of Period (thousands)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

International Fixed Income Portfolio (Commencement of Class I Operations 4/29/94)
2008	$(0.81)	$0.00	‡	$10.54	3.50%	$185,413	0.60	%#++++	2.95	%#++++	74%
2007	(0.27)	—		10.97	8.76	213,392	0.60	++++	2.66	++++	82
2006	(0.56)	—		10.35	1.12	195,659	0.60		2.02		69
2005	(0.69)	—		10.81	1.81	157,911	0.55		2.17		38
2004	(1.59)	—		11.24	7.95	154,111	0.56		2.52		15

Investment Grade Fixed Income Portfolio (Commencement of Class I Operations 8/31/90)
2008	$(0.52)	$0.00	‡	$9.61	(9.37)%	$316,894	0.52	%++	5.18	%++	325%
2007	(0.60)	0.00	‡	11.15	4.82	519,504	0.50	++	4.74	++	124
2006	(0.61)	0.00	‡	11.22	3.65	525,680	0.50		3.66		154
2005	(0.63)	—		11.42	4.39	499,534	0.50		3.67		240
2004	(0.45)	—		11.57	4.36	527,837	0.50		2.94		332

Limited Duration Portfolio (Commencement of Class I Operations 3/31/92)
2008	$(0.51)	—		$8.00	(17.57)%	$568,156	0.43	%#++	5.22	%#++	20%
2007	(0.53)	$0.00	‡	10.24	4.26	1,058,151	0.45	++	4.94	++	56
2006	(0.39)	—		10.34	3.88	1,077,967	0.42		3.96		64
2005	(0.31)	—		10.34	1.44	1,069,956	0.42		2.92		66
2004	(0.30)	—		10.50	1.47	957,367	0.42		2.36		135

Long Duration Fixed Income Portfolio (Commencement of Class I Operations 7/21/06)
2008	$(0.49)	—		$9.93	0.87%	$27,438	0.49	%#++	4.44	%#++	63%
2007	(0.46)	—		10.33	3.06	25,297	0.50	#++	4.73	#++	49
2006	—	—		10.48	4.80 **	25,677	0.50	#*	4.66	#*	7 **

Municipal Portfolio (Commencement of Class I Operations 10/01/92)
2008	$(0.60)	$0.00	‡	$11.58	(5.24)%	$1,073,173	0.49	%#+++++	4.80	%#+++++	43%
2007	(0.52)	0.00	‡	12.82	3.76	936,633	0.50	+++++	3.80	+++++	29
2006	(0.48)	0.00	‡	12.86	5.53	662,162	0.49		3.09		43
2005	(0.42)	—		12.66	3.38	509,039	0.50		3.12		34
2004	(0.39)	—		12.66	4.02	368,686	0.50	#	3.01	#	105

Investment Class

	Total Distributions	Redemption fees		Net Asset Value End of Period	Total Return***	Net Assets End of Period (thousands)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

Core Plus Fixed Income Portfolio (Commencement of Investment Class Operations 10/15/96)
2008	$(0.53)	$0.00	‡	$9.41	(13.12)%	$123,610	0.60	%+	5.97	%+	320%
2007	(0.63)	0.00	‡	11.39	4.52	150,671	0.59	+	4.97	+	139
2006	(0.61)	0.00	‡	11.52	4.04	142,990	0.59		3.96		142
2005	(0.53)	—		11.68	4.61	310,592	0.60		3.89		180
2004	(0.55)	—		11.69	4.73	146,146	0.65		3.14		334

Intermediate Duration Portfolio (Commencement of Investment Class Operations 8/16/99)*
2008	$(0.49)	—		$8.90	(7.54)%	$132,146	0.67	%++	4.23	%++	61%
2007	(0.49)	—		10.12	4.84	145,739	0.69	++	4.58	++	89
2006	(0.38)	—		10.13	3.19	136,198	0.65		3.87		70
2005	(0.38)	—		10.19	1.99	304,844	0.65		3.22		146
2004	(0.38)	—		10.37	2.86	138,813	0.68		2.92		211

45

Class P

	Net Asset Value Beginning of Period	Net Investment Income	†	Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Dividend Distributions (net investment income)	Capital Gain Distributions (realized net gains)

Core Fixed Income Portfolio (Commencement of Class P Operations 3/01/99)
2008	$10.71	$0.50		$(1.60)		$(1.10)	$(0.49)	—
2007	10.74	0.49		(0.02)		0.47	(0.50)	—
2006	11.03	0.37		0.01		0.38	(0.55)	$(0.12)
2005	11.21	0.37		0.06		0.43	(0.42)	(0.19)
2004	11.22	0.30		0.14		0.44	(0.45)	0.00 ‡

Core Plus Fixed Income Portfolio (Commencement of Class P Operations 11/07/96)
2008	$11.38	$0.63		$(2.09)		$(1.46)	$(0.52)	—
2007	11.50	0.55		(0.05)		0.50	(0.62)	—
2006	11.67	0.46		(0.03)		0.43	(0.60)	—
2005	11.68	0.44		0.07		0.51	(0.52)	—
2004	11.70	0.35		0.17		0.52	(0.54)	—

International Fixed Income Portfolio (Commencement of Class P Operations 9/28/07)
2008	$11.08	$0.30		$0.05		$0.35	$(0.77)	$(0.02)
2007	10.97	0.00	‡	0.11		0.11	—	—

Investment Grade Fixed Income Portfolio (Commencement of Class P Operations 5/20/02)
2008	$11.14	$0.53		$(1.57)		$(1.04)	$(0.50)	—
2007	11.21	0.51		0.00	‡	0.51	(0.58)	—
2006	11.42	0.39		(0.01)		0.38	(0.54)	$(0.05)
2005	11.56	0.41		0.06		0.47	(0.47)	(0.14)
2004	11.53	0.32		0.14		0.46	(0.43)	—

Limited Duration Portfolio (Commencement of Class P Operations 9/28/07)
2008	$10.24	$0.47		$(2.23)		$(1.76)	$(0.48)	—
2007	10.24	0.00	‡	(0.00	) ‡	0.00 ‡	—	—

Long Duration Fixed Income Portfolio (Commencement of Class P Operations 7/21/06)
2008	$10.32	$0.44		$(0.37)		$0.07	$(0.47)	—
2007	10.48	0.46		(0.19)		0.27	(0.40)	$(0.03)
2006	10.00	0.09		0.39		0.48	—	—

Municipal Portfolio (Commencement of Class P Operations 6/20/07)
2008	$12.82	$0.57		$(1.24)		$(0.67)	$(0.52)	$(0.05)
2007	12.69	0.24		0.02		0.26	(0.13)	—

46

Fixed Income Portfolios Prospectus

January 30, 2009

Class P

	Total Distributions	Redemption fees		Net Asset Value End of Period	Total Return***	Net Assets End of Period (thousands)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

Core Fixed Income Portfolio (Commencement of Class P Operations 3/01/99)
2008	$(0.49)	$0.00	‡	$9.12	(10.68)%	$487	0.74	%#+	4.87	%#+	306%
2007	(0.50)	0.00	‡	10.71	4.53	11,805	0.74	#+	4.58	#+	107
2006	(0.67)	0.00	‡	10.74	3.55	9,812	0.75	#	3.43	#	139
2005	(0.61)	—		11.03	4.01	9,954	0.75	#	3.37	#	236
2004	(0.45)	—		11.21	4.12	9,564	0.75	#	2.69	#	371

Core Plus Fixed Income Portfolio (Commencement of Class P Operations 11/07/96)
2008	$(0.52)	$0.00	‡	$9.40	(13.23)%	$97,823	0.70	%#++	5.87	%#++	320%
2007	(0.62)	0.00	‡	11.38	4.42	137,733	0.69	++	4.84	++	139
2006	(0.60)	0.00	‡	11.50	3.97	126,683	0.69		4.00		142
2005	(0.52)	—		11.67	4.49	112,716	0.70		3.79		180
2004	(0.54)	—		11.68	4.57	114,841	0.75		3.04		334

International Fixed Income Portfolio (Commencement of Class P Operations 9/28/07)
2008	$(0.79)	$0.00	‡	$10.64	4.31%	$1,174	0.85	%+++	2.67	%+++	74%
2007	—	—		11.08	—	1,236	1.45	*+++	1.39	*+++	82 **

Investment Grade Fixed Income Portfolio (Commencement of Class P Operations 5/20/02)
2008	$(0.50)	$0.00	‡	$9.60	(9.60)%	$842	0.67	%#++	5.01	%#++	325%
2007	(0.58)	0.00	‡	11.14	4.56	1,177	0.65	#++	4.59	#++	124
2006	(0.59)	0.00	‡	11.21	3.59	778	0.65	#	3.46	#	154
2005	(0.61)	—		11.42	4.23	1,190	0.65	#	3.55	#	240
2004	(0.43)	—		11.56	4.10	1,400	0.65	#	2.79	#	332

Limited Duration Portfolio (Commencement of Class P Operations 9/28/07)
2008	$(0.48)	—		$8.00	(17.77)%	$294	0.68	%++++	4.95	%++++	20%
2007	—	$0.00	‡	10.24	—	1,020	0.59	*++++	5.38	*++++	56 **

Long Duration Fixed Income Portfolio (Commencement of Class P Operations 7/21/06)
2008	$(0.47)	—		$9.92	0.61%	$496	0.74	%#++	4.18	%#++	63%
2007	(0.43)	—		10.32	2.72	516	0.75	#++	4.48	#++	49
2006	—	—		10.48	4.80 **	524	0.75	*#	4.40	*#	7 **

Municipal Portfolio (Commencement of Class P Operations 6/20/07)
2008	$(0.57)	—		$11.58	(5.44)%	$51,780	0.74	%#+++++	4.58	%#+++++	43%
2007	(0.13)	$0.00	‡	12.82	2.02 **	9,945	0.73	*#+++++	6.66	*#+++++	29 **

47

Class H

	Net Asset Value Beginning of Period	Net Investment Income†	Net Gains or Losses on Securities (realized and unrealized)	Total from Investment Operations	Dividend Distributions (net investment income)	Capital Gain Distributions (realized net gains)

International Fixed Income Portfolio (Commencement of Class H Operations 1/02/08)
2008	$10.89	$0.07	$(0.36)	$(0.29)	$(0.05)	—

Investment Grade Fixed Income Portfolio (Commencement of Class H Operations 1/02/08)
2008	$11.15	$0.21	$(1.68)	$(1.47)	$(0.15)	—

Municipal Portfolio (Commencement of Class H Operations 1/02/08)
2008	$12.70	$0.42	$(1.20)	$(0.78)	$(0.34)	—

Class L

	Net Asset Value Beginning of Period	Net Investment Income†	Net Gains or Losses on Securities (realized and unrealized)	Total from Investment Operations	Dividend Distributions (net investment income)	Capital Gain Distributions (realized net gains)

International Fixed Income Portfolio (Commencement of Class L Operations 6/16/08)
2008	$10.94	$0.07	$(0.39)	$(0.32)	—	—

Investment Grade Fixed Income Portfolio (Commencement of Class L Operations 6/16/08)
2008	$10.12	$0.12	$(0.60)	$(0.48)	$(0.01)	—

Municipal Portfolio (Commencement of Class L Operations 6/16/08)
2008	$12.45	$0.13	$(0.91)	$(0.78)	$(0.12)	—

48

Fixed Income Portfolios Prospectus

January 30, 2009

Class H

	Total Distributions	Redemption fees		Net Asset Value End of Period	Total Return***		Net Assets End of Period (thousands)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

International Fixed Income Portfolio (Commencement of Class H Operations 1/02/08)
2008	$(0.05)	—		$10.55	(2.70	)%**	$120	2.69	%*+	0.88	%*+	74	%**

Investment Grade Fixed Income Portfolio (Commencement of Class H Operations 1/02/08)
2008	$(0.15)	—		$9.53	(13.21	)%**	$85	2.98	%*++	2.71	%*++	325	%**

Municipal Portfolio (Commencement of Class H Operations 1/02/08)
2008	$(0.34)	$0.00	‡	$11.58	(6.31	)%**	$8,593	0.80	%#*+++	4.56	%#*+++	43	%**

Class I

	Total Distributions	Redemption fees		Net Asset Value End of Period	Total Return***		Net Assets End of Period (thousands)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

International Fixed Income Portfolio (Commencement of Class L Operations 6/16/08)
2008	—	—		$10.62	(2.93	)%**	$110	1.16	%*+	2.29	%*+	74	%**

Investment Grade Fixed Income Portfolio (Commencement of Class L Operations 6/16/08)
2008	$(0.01)	—		$9.63	(4.73	)%**	$58	1.15	%*++	4.34	%*++	325	%**

Municipal Portfolio (Commencement of Class L Operations 6/16/08)
2008	$(0.12)	$0.00	‡	$11.55	(6.33	)%**	$17,517	0.97	%#*+++	3.92	%#*+++	43	%**

49

Class I

Notes to the Financial Highlights

#

For the periods indicated, the Adviser voluntarily agreed to waive its advisory fees and/or reimburse certain expenses to the extent necessary in order to keep Total Annual Portfolio Operating Expenses actually deducted from portfolio assets for the respective portfolios from exceeding voluntary expense limitations. For the respective periods ended September 30, the Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income (Loss) to Average Net Assets, including these waived and/or reimbursed amounts are listed below.

	Ratio of Expenses to Average Net Assets Before Expenses Waived/Reimbursed by Adviser:

Portfolio	2008		2007		2006		2005	2004

Core Fixed Income	0.53	%+	0.54	%+	0.56%		0.53%	0.52%

Core Plus Fixed Income	0.45	++	N/A		N/A		N/A	N/A

Intermediate Duration	0.52	+++	N/A		N/A		N/A	N/A

International Fixed Income	0.61	++++	N/A		N/A		N/A	N/A

Limited Duration	0.43	++	N/A		N/A		N/A	N/A

Long Duration Fixed Income	0.75	++	0.94	++	1.52	*	N/A	N/A

Municipal	0.50	+++++	N/A		N/A		N/A	0.51

	Ratio of Net Investment Income (Loss) to Average Net Assets Before Expenses Waived/Reimbursed by Adviser:

Portfolio	2008		2007		2006		2005	2004

Core Fixed Income	5.07	%+	4.78	%+	3.65%		3.59%	2.92%

Core Plus Fixed Income	6.13	++	N/A		N/A		N/A	N/A

Intermediate Duration	4.36	+++	N/A		N/A		N/A	N/A

International Fixed Income	2.94	++++	N/A		N/A		N/A	N/A

Limited Duration	5.22	++	N/A		N/A		N/A	N/A

Long Duration Fixed Income	4.18	++	4.29	++	3.64	*	N/A	N/A

Municipal	4.79	+++++	N/A		N/A		N/A	3.00

†	Per share amount is based on average shares outstanding.

‡	Amount is less than $0.005 per share.

+

Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were affected by approximately 0.01% for both years.

++

Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were affected by approximately 0.01% and less than 0.005% for the years ended September 30, 2008 and September 30, 2007, respectively.

+++

Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were affected by approximately 0.02% and less than 0.005% for the years ended September 30, 2008 and September 30, 2007, respectively.

++++

Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were affected by less than 0.005% for the years ended September 30, 2008 and September 30, 2007, respectively.

+++++

Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Funds – Tax-Exempt Portfolio – Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were affected by approximately 0.01% and less than 0.005% for the years ended September 30, 2008 and September 30, 2007, respectively.

*	Annualized

**	Not annualized

***	Calculated based on the net asset value as of the last business day of the period.

Investment Class

Notes to the Financial Highlights

†	Per share amount is based on average shares outstanding.

‡	Amount is less than $0.005 per share.

+

Reflects rebate of certain Portfolio’s expenses in connection with the investments in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were affected by approximately 0.01% and less than 0.005% for the years ended September 30, 2008 and September 30, 2007, respectively.

++

Reflects rebate of certain Portfolio’s expenses in connection with the investments in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were affected by approximately 0.02% and approximately 0.01% for the years ended September 30, 2008 and September 30, 2007, respectively.

*	Only available in conjunction with the Morgan Stanley Stable Value Fund.

***	Calculated based on the net asset value as of the last business day of the period.

50

Fixed Income Portfolios Prospectus

January 30, 2009

Class P

Notes to the Financial Highlights

#

For the periods indicated, the Adviser voluntarily agreed to waive its advisory fees and/or reimburse certain expenses to the extent necessary in order to keep Total Annual Portfolio Operating Expenses actually deducted from portfolio assets for the respective portfolios from exceeding voluntary expense limitations. For the respective periods ended September 30, the Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income (Loss) to Average Net Assets, including these waived and/or reimbursed amounts are listed below.

	Ratio of Expenses to Average Net Assets Before Expenses Waived/Reimbursed by Adviser:

Portfolio	2008		2007		2006		2005	2004

Core Fixed Income	0.78	%+	0.79	%+	0.81%		0.78%	0.77%

Core Plus Fixed Income	0.70	++	N/A		N/A		N/A	N/A

Investment Grade Fixed Income	0.77	++	0.75	++	0.75		0.75	0.75

Long Duration Fixed Income	1.00	++	1.19	++	1.77	*	N/A	N/A

Municipal	0.76	+++++	0.99	*+++++	N/A		N/A	N/A

	Net Investment Income (Loss) to Average Net Assets Before Expenses Waived/Reimbursed by Adviser:

Portfolio	2008		2007		2006		2005	2004

Core Fixed Income	4.84	%+	4.54	%+	3.37%		3.34%	2.67%

Core Plus Fixed Income	5.87	++	N/A		N/A		N/A	N/A

Investment Grade Fixed Income	4.91	++	4.49	++	3.36		3.45	2.69

Long Duration Fixed Income	3.92	++	4.04	++	3.39	*	N/A	N/A

Municipal	4.56	+++++	6.41	*+++++	N/A		N/A	N/A

†	Per share amount is based on average shares outstanding.

‡	Amount is less than $0.005 per share.

+

Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were affected by approximately 0.01% for both years.

++

Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were affected by approximately 0.01% and less than 0.005% for the years ended September 30, 2008 and September 30, 2007, respectively.

+++

Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were affected by less than 0.005% and approximately 0.03% for the years ended September 30, 2008 and September 30, 2007, respectively.

++++

Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were affected by approximately 0.01% and 0.06% for the year ended September 30 2008 and for the period ended September 30, 2007, respectively.

+++++

Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Funds – Tax-Exempt Portfolio – Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were affected by approximately 0.01% and 0.02% for the year ended September 30, 2008 and for the period ended September 30, 2007, respectively.

*	Annualized

**	Not annualized

***	Calculated based on the net asset value as of the last business day of the period.

51

Class H

Notes to the Financial Highlights

#

For the periods indicated, the Adviser voluntarily agreed to waive its advisory fees and/or reimburse certain expenses to the extent necessary in order to keep Total Annual Portfolio Operating Expenses actually deducted from portfolio assets for the respective portfolio from exceeding voluntary expense limitations. For the period ended September 30, the Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income (Loss) to Average Net Assets, including these waived and/or reimbursed amounts are listed below.

	Ratio of Expenses to Average Net Assets Before Expenses Waived/Reimbursed by Adviser:

Portfolio	2008

Municipal	0.79	*+++

	Ratio of Net Investment Income (Loss) to Average Net Assets Before Expenses Waived/Reimbursed by Adviser:

Portfolio	2008

Municipal	4.55	*+++

†	Per share amount is based on average shares outstanding.

‡	Amount is less than $0.005 per share.

+

Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were affected by less than 0.005%.

++

Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were affected by approximately 0.01%.

+++

Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Funds – Tax-Exempt Portfolio – Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were affected by approximately 0.01%.

*	Annualized

**	Not annualized

***	Calculated based on the net asset value as of the last business day of the period.

Class L

Notes to the Financial Highlights

#

For the periods indicated, the Adviser voluntarily agreed to waive its advisory fees and/or reimburse certain expenses to the extent necessary in order to keep Total Annual Portfolio Operating Expenses actually deducted from portfolio assets for the respective portfolio from exceeding voluntary expense limitations. For the period ended September 30, the Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income (Loss) to Average Net Assets, including these waived and/or reimbursed amounts are listed below.

	Ratio of Expenses to Average Net Assets Before Expenses Waived/Reimbursed by Adviser:

Portfolio	2008

Municipal	0.98	*+++

	Ratio of Net Investment Income (Loss) to Average Net Assets Before Expenses Waived/Reimbursed by Adviser:

Portfolio	2008

Municipal	3.91	*+++

†	Per share amount is based on average shares outstanding.

‡	Amount is less than $0.005 per share.

+

Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were affected by less than 0.005%.

++

Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were affected by approximately 0.01%.

+++

Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Funds – Tax-Exempt Portfolio – Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were affected by approximately 0.01%.

*	Annualized

**	Not annualized

***	Calculated based on the net asset value as of the last business day of the period.

52

Fixed Income Portfolios Prospectus

January 30, 2009

53

Where to Find Additional Information

In addition to this Prospectus, the Fund has a SAI, dated January 30, 2009, which contains additional, more detailed information about the Fund and the Portfolios. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

The Fund publishes annual and semi-annual reports (“Shareholder Reports”) that contain additional information about each Portfolio’s investments. In the Fund’s annual report, you will find a discussion of the market conditions and the investment strategies that significantly affected each Portfolio’s performance during the last fiscal year. For additional Fund information, including information regarding the investments comprising the Portfolios, please call the toll-free number below.

You may obtain the SAI and Shareholder Reports, without charge, by contacting the Fund at the toll-free number below or on our internet site at: www.morganstanley.com/im. If you purchased shares through a financial intermediary, you may also obtain these documents, without charge, by contacting your financial intermediary.

Information about the Fund, including the SAI and Shareholder Reports, may be obtained from the Commission in any of the following ways. (1) In person: you may review and copy documents in the

Commission’s Public Reference Room in Washington D.C. (for information on the operation of the Public Reference Room call 1-202-551-8090); (2) On-line: you may retrieve information from the Commission’s web site at http://www.sec.gov; (3) By mail: you may request documents, upon payment of a duplicating fee, by writing to Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102; or (4) By e-mail: you may request documents, upon payment of a duplicating fee, by e-mailing the Securities and Exchange Commission at the following address: publicinfo@sec.gov. To aid you in obtaining this information, the Fund’s Investment Company Act registration number is 811-03980.

Morgan Stanley Institutional Fund Trust
c/o Morgan Stanley Services Company Inc.
P.O. Box 219804
Kansas City, MO 64121-9804

For Shareholder Inquiries,
call 1-800-548-7786.

Prices and Investment Results are available at
www.morganstanley.com/im.

IFTFIPRO 01/09

Morgan Stanley Investment Management

Morgan Stanley Institutional Fund Trust

Advisory Portfolios
Advisory Portfolio Advisory Portfolio II

January 30, 2009

Prospectus

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Advisory Portfolios Prospectus

January 30, 2009

Advisory Portfolios Prospectus

January 30, 2009

Advisory Portfolio

Objective

The Advisory Portfolio seeks returns consistent with returns generated by the market for mortgage securities.

Approach

The Portfolio invests primarily in U.S. dollar-denominated investment grade mortgage securities of the U.S. government and private issuers and in mortgage derivatives. A portion of the securities in which the Portfolio may invest may be below investment grade (commonly referred to as “high yield securities” or “junk bonds”). The Portfolio also invests in other U.S. government securities and investment grade fixed income securities. In addition, the Portfolio may invest a portion of its assets in structured investments, structured notes and other types of similarly structured products consistent with the Portfolio’s investment objective and policies. Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. The Portfolio may invest in asset-backed securities and may use futures, options, forwards, collateralized mortgage obligations (“CMOs”), swaps, options on swaps and other derivatives. The Portfolio may also invest in to-be-announced pass-through mortgage securities, which settle on a delayed delivery basis (“TBAs”).

The Portfolio may also invest in securities of foreign issuers, including issuers located in emerging market or developing countries. The securities in which the Portfolio may invest may be denominated in currencies other than U.S. dollars.

Process

Morgan Stanley Investment Management Inc. (the “Adviser”) employs a value approach toward mortgage investing. The Adviser’s research teams determine the relative attractiveness of mortgage securities, mortgage derivatives, and other U.S. government and fixed income securities. The Adviser measures returns generated by the market for mortgage securities by reference to the Portfolio’s benchmark index. The Adviser also measures various types of risk, by monitoring interest rates, sensitivity to interest rate changes, credit risk, prepayment rates, the shape of the yield curve, country risk and currency valuations. The Adviser’s management team builds an investment portfolio designed to take advantage of its judgment on these factors, while seeking to balance the overall risk of the Portfolio. The Adviser may sell securities or exit positions when it believes that expected risk-adjusted return is low compared to other investment opportunities.

Derivative instruments used by the Portfolio will be counted towards the Portfolio’s exposure in the types of securities listed above to the extent they have economic characteristics similar to such securities.

Principal Risks

The Portfolio’s principal investment strategies are subject to the following principal risks:

The Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.

The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes, changes in the general level of spreads between U.S. Treasury and non-Treasury securities, and changes in the actual or perceived creditworthiness of the issuer. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Securities with greater spread durations are likely to be more sensitive to changes in spreads between U.S. Treasury and non-Treasury securities, generally making them more volatile than securities with lesser spread durations. Spread duration measures the change in the value of a security (or portfolio) for a given change in the interest rate spread (difference) between Treasury and non-Treasury securities. Prices of fixed income securities generally move in correlation to changes in an issuer’s credit rating and inversely to movements in interest rates.

Mortgage securities are also subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio’s return may be reduced if prepayments occur and the Portfolio has to reinvest at lower rates. Prepayment rates also can shorten or extend the average life of the Portfolio’s mortgage securities. Rates of prepayment faster or slower than anticipated by the Adviser could result in reduced yields, increased volatility and/or reductions in net asset value. Investments in TBAs, which are a type of derivative, may give rise to a form of leverage. Leverage may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Further, TBAs may cause the portfolio turnover rate to appear higher.

The Portfolio’s investments in high yield securities expose it to a substantial degree of credit risk. These

1

Advisory Portfolio (Cont’d)

investments are considered speculative under traditional investment standards. High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies. This means that they may have more difficulty making scheduled payments of principal and interest. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer’s financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity and sudden and substantial decreases in price.

Investments in structured investments, structured notes and other types of similarly structured products involve risks, including interest rate risk, credit risk, market risk and other associated risks.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States.

The Portfolio’s investments may be denominated in foreign currencies. As a result, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country. The Adviser may invest in certain instruments, such as derivatives, and may use certain techniques, such as hedging, to manage these risks. However, the Adviser cannot guarantee that it will be practical to hedge these risks in certain markets or under particular conditions or that it will succeed in doing so. The Adviser may use derivatives for other purposes, such as gaining exposure to foreign markets.

Please see “Investment Strategies and Related Risks” for further information about these and other risks of investing in the Portfolio.

Advisory Portfolio
Commenced operations on April 12, 1995

High Quarter	9/30/01	4.14%

Low Quarter	3/31/08	-9.59%

Average Annual Total Returns
(as of 12/31/08)

	Past One Year	Past Five Years	Past Ten Years	Since Inception

Return before Taxes	-21.24%	-1.43%	2.54%	4.31%

Return after Taxes on Distributions[1]	-23.86%	-3.74%	-0.06%	1.55%

Return after Taxes on Distributions and Sale of Fund Shares[1]	-13.70%	-2.37%	0.71%	2.08%

Barclays Capital Mortgage Index (reflects no deduction for fees, expenses or taxes)[2]	8.34%	5.54%	6.04%	6.71%

The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the Portfolio’s performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1, 5 and 10 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. An index does not show actual investment returns. Payment of management or brokerage fees or taxes would lower an index’s performance. An index is unmanaged and should not be considered an investment.

[1]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods, as applicable.

[2]

The Barclays Capital Mortgage Index includes GNMA, FNMA and FHLMC pass-through securities with original maturities of 15, 20 and 30 years, as well as balloon mortgages. The Index is formed by grouping the universe of over 600,000 individual fixed rate MBS pools into approximately 3,500 generic aggregates. These aggregates are defined according to agency, program, pass-through coupon and origination year. Index maturity and liquidity criteria are then applied to these aggregates to determine which qualify for inclusion in the Index. The Index excludes buydown, graduated equity mortgages, project loans, ARMS, non-agency mortgages and CMOs. This Index was formerly named the Lehman Brothers Mortgage Index.

2

Advisory Portfolios Prospectus

January 30, 2009

Advisory Portfolio II

Objective

The Advisory Portfolio II seeks returns consistent with returns generated by the market for mortgage securities.

Approach

The Portfolio invests primarily in U.S. dollar-denominated investment grade mortgage securities of the U.S. government and private issuers and in mortgage derivatives. The Portfolio also invests in other U.S. government securities and U.S. dollar-denominated investment grade fixed income securities. In addition, the Portfolio may invest a portion of its assets in structured investments, structured notes and other types of similarly structured products consistent with the Portfolio’s investment objectives and policies. Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. The Portfolio may invest in asset-backed securities and may use futures, options, forwards, CMOs, swaps, options on swaps and other derivatives. The Portfolio may also invest in TBAs. The Portfolio may also invest in securities of foreign issuers, including issuers located in emerging market or developing countries. The securities in which the Portfolio may invest will be denominated in U.S. dollars and will be investment grade.

Process

The Adviser employs a value approach toward mortgage investing. The Adviser’s research teams determine the relative attractiveness of mortgage securities, mortgage derivatives, and other U.S. government and fixed income securities. The Adviser measures returns generated by the market for mortgage securities by reference to the Portfolio’s benchmark index. The Adviser also measures various types of risk by monitoring interest rates, sensitivity to interest rate changes, credit risk, prepayment rates, the shape of the yield curve and country risk. The Adviser’s management team builds an investment portfolio designed to take advantage of its judgment on these factors, while seeking to balance the overall risk of the Portfolio. The Adviser may sell securities or exit positions when it believes that expected risk-adjusted return is low compared to other investment opportunities.

Derivative instruments used by the Portfolio will be counted towards the Portfolio’s exposure in the types of securities listed above to the extent they have economic characteristics similar to such securities.

Principal Risks

The Portfolio’s principal investment strategies are subject to the following principal risks:

The Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.

The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes, changes in the general level of spreads between U.S. Treasury and non-Treasury securities, and changes in the actual or perceived creditworthiness of the issuer. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Securities with greater spread durations are likely to be more sensitive to changes in spreads between U.S. Treasury and non-Treasury securities, generally making them more volatile than securities with lesser spread durations. Spread duration measures the change in the value of a security (or portfolio) for a given change in the interest rate spread (difference) between Treasury and non-Treasury securities. Prices of fixed income securities generally move in correlation to changes in an issuer’s credit rating and inversely to movements in interest rates.

Mortgage securities are also subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio’s return may be reduced if prepayments occur and the Portfolio has to reinvest at lower rates. Prepayment rates also can shorten or extend the average life of the Portfolio’s mortgage securities. Rates of prepayment faster or slower than anticipated by the Adviser could result in reduced yields, increased volatility and/or reductions in net asset value. Investments in TBAs, which are a type of derivative, may give rise to a form of leverage. Leverage may cause the Portfolio to be

3

Advisory Portfolio II (Cont’d)

more volatile than if the Portfolio had not been leveraged. Further, TBAs may cause the portfolio turnover rate to appear higher.

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States.

Investments in structured investments, structured notes and other types of similarly structured products involve risks, including interest rate risk, credit risk, market risk and other associated risks.

The Portfolio is non-diversified, which means that it may invest in the securities of relatively few issuers. The Portfolio therefore may be more susceptible to an adverse event affecting a portfolio investment than a diversified portfolio and a decline in the value of that investment would cause the Portfolio’s overall value to decline to a greater degree.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see “Investment Strategies and Related Risks” for further information about these and other risks of investing in the Portfolio.

Performance

The Portfolio was recently organized and, as of the date of this Prospectus, had no historical performance to report. Performance information will be provided once the Portfolio has completed a full calendar year of operation.

4

Advisory Portfolios Prospectus

January 30, 2009

The Portfolios do not charge any sales loads or other fees when you purchase or redeem shares.

The example assumes that you invest $10,000 in each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that each Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be equal to the amounts reflected in the table to the right.

Fees and Expenses of the Portfolios

This table describes the fees and expenses that you may pay if you buy and hold shares of each Portfolio.

Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)

Portfolio	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees & Expenses	†	Total Annual Portfolio Operating Expenses**

Advisory Portfolio	0.375%	None	0.09%	0.01%		0.48%

Advisory Portfolio II	0.375	None	0.10	0.03		0.51

Total Annual Portfolio Operating Expenses reflected in the table above may be higher than the expenses actually deducted from Portfolio assets because of the effect of expense offset arrangements and/or voluntary waivers.

†

The Portfolio may invest a portion of its assets in other investment companies (the “Acquired Funds”). The Portfolio’s shareholders indirectly bear a pro rata portion of the expenses of the Acquired Funds in which the Portfolio invests. “Acquired Fund Fees & Expenses” in the table is an estimate of those expenses. The estimate is based upon the average allocation of the Portfolio’s investments in the Acquired Funds and upon the actual total operating expenses of the Acquired Funds (including any current waivers and expense limitations) for the fiscal year ended September 30, 2008. Actual Acquired Fund expenses incurred by the Portfolio may vary with changes in the allocation of Portfolio assets among the Acquired Funds and with other events that directly affect the expenses of the Acquired Funds. Since “Acquired Fund Fees & Expenses” are not directly borne by the Portfolio, they are not reflected in the Portfolio’s financial statements, with the result that the information presented in the table will differ from that presented in the Financial Highlights.

**

The Adviser has voluntarily agreed to waive its advisory fee and/or reimburse all expenses for each Portfolio, excluding certain investment related expenses (such as interest expense on borrowing) and fees paid on behalf of each Portfolio to the Trustees. These advisory fee waivers and/or expense reimbursements may be amended or terminated at any time without notice. After giving effect to all advisory fee waivers and/or expense reimbursements, the Total Annual Portfolio Operating Expenses, including certain investment related expenses and fees paid on behalf of each Portfolio to the Trustees, for such Portfolios were the amounts set forth below:

Portfolio	Total Annual Portfolio Operating Expenses After Adviser Waiver/Reimbursement & Offsets

Advisory Portfolio	0.0010%

Advisory Portfolio II	0.0010

Example

This example is intended to help you compare the cost of investing in each Portfolio with the cost of investing in other mutual funds.

Portfolio	1 Year	3 Years	5 Years	10 Years

Advisory Portfolio	$49	$154	$269	$604

Advisory Portfolio II	52	164	285	640

5

Investment Strategies and Related Risks

This section discusses in greater detail the Portfolios’ principal investment strategies and the other types of investments that the Portfolios may make. Please read this section in conjunction with the earlier summaries. The Portfolios’ investment practices and limitations are also described in more detail in the Statement of Additional Information (“SAI”), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

An investment in a Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Fixed Income Securities

Fixed income securities are securities that pay a fixed or a variable rate of interest until a stated maturity date. Fixed income securities include U.S. government securities, securities issued by federal or federally sponsored agencies and instrumentalities (“agencies”), corporate bonds and notes, asset-backed securities, mortgage securities, high yield securities, municipal bonds, loan participations and assignments, zero coupon bonds, convertible securities, Eurobonds, Brady Bonds, Yankee Bonds, repurchase agreements, commercial paper and cash equivalents.

These securities are subject to risks related to changes in interest rates and in the financial health or credit rating of the issuers. The maturity and duration of a fixed income instrument also affects the extent to which the price of the security will change in response to these and other factors. Longer term securities tend to experience larger price changes than shorter term securities because they are more sensitive to changes in interest rates or in the credit ratings of the issuers.

Fixed income securities may be called (i.e., redeemed by the issuer) prior to final maturity. If a callable security is called, a Portfolio may have to reinvest the proceeds at a lower rate of interest.

Duration

The average duration of a portfolio of fixed income securities represents its exposure to changing interest rates. A portfolio with a lower average duration generally will experience less price volatility in response to changes in interest rates than a portfolio with a higher average duration.

Mortgage Securities

These are fixed income securities that derive their value from or represent interests in a pool of mortgages or mortgage securities. Mortgage securities are subject to prepayment risk—the risk that, as interest rates fall, borrowers will refinance their mortgages and “prepay” principal. A portfolio holding mortgage securities that are experiencing prepayments will have to reinvest these payments at lower prevailing interest rates. On the other hand, when interest rates rise, borrowers are less likely to refinance, resulting in lower prepayments. This can effectively extend the maturity of a Portfolio’s mortgage securities, resulting in greater price volatility. It can be difficult to measure precisely the remaining life of a mortgage security or the average life of a portfolio of such securities.

The Portfolios may invest in mortgage securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities. These securities are either direct obligations of the U.S. government or the issuing agency or instrumentality has the right to borrow from the U.S. Treasury to meet its obligations although it is not legally required to extend credit to the agency or instrumentality. Certain of the U.S. government securities purchased by a Portfolio, such as those issued by the Government National Mortgage Association (“Ginnie Mae”) and the Federal Housing Administration are backed by the full faith and credit of the United States. Certain of the U.S. government securities purchased by a Portfolio, such as those issued by the Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”), are not backed by the full faith and credit of the United States and there is a risk that the U.S. government will not provide financial support to these agencies if it is not obligated to do so by law. In September 2008, the U.S. Treasury Department announced that the government would be taking over Fannie Mae and Freddie Mac and placing the companies into a conservatorship. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. The maximum potential liability of the issuers of some U.S. government securities held by the Portfolio may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

To the extent a Portfolio invests in mortgage securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the

6

Advisory Portfolios Prospectus

January 30, 2009

Portfolio may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage backed security and could result in losses to a Portfolio. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

The Portfolios may invest in to-be-announced pass-through mortgage securities, which settle on a delayed delivery basis (“TBAs”). Investments in TBAs may give rise to a form of leverage. Leverage may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Further, TBAs may cause the portfolio turnover rate to appear higher.

Structured Products

The Portfolios may invest a portion of their assets in structured investments, structured notes and other types of similarly structured products consistent with a Portfolio’s investment objectives and policies. Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. This type of restructuring generally involves the deposit with or purchase by an entity of the underlying investments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments or referencing an indicator related to such investments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions. The cash flow or rate of return on a structured investment may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator.

The cash flow or rate of return on a structured investment may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments or referenced indicator could result in a relatively large loss in the value of a structured product. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Portfolios may have the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the issuer. While certain structured investment vehicles enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured vehicles generally pay their share of the investment vehicle’s administrative and other expenses. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing a Portfolio’s illiquidity to the extent that the Portfolio, at a particular point in time, may be unable to find qualified buyers for these securities.

Structured notes are derivative securities for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators.

Investments in structured notes involve risks, including interest rate risk, credit risk and market risk. Where a Portfolio’s investments in structured notes are based upon the movement of one or more factors, including

7

currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

High Yield Securities

Fixed income securities that are not investment grade are commonly referred to as junk bonds or high yield, high risk securities. These securities offer a higher yield than higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies. This means that they may have more difficulty making scheduled payments of principal and interest. Changes in the value of high yield securities are influenced more by changes in the financial and business position of the issuing company than by changes in interest rates when compared to investment grade securities.

Asset-Backed Securities

Asset-backed securities represent an interest in a pool of assets such as automobile loans and credit card receivables or home equity loans that have been securitized in pass through structures similar to mortgage-backed securities. These types of pass through securities provide for monthly payments that are a “pass through” of the monthly interest and principal payments made by the individual borrowers on the pooled receivables.

Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit card use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

Foreign Securities

Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls, or diplomatic developments that could affect an investing portfolio’s investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers, and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than in the United States.

A Portfolio may invest in debt obligations known as “sovereign debt,” which are obligations of governmental issuers in emerging market or developing countries and industrialized countries. Certain emerging market or developing countries are among the largest debtors to commercial banks and foreign governments. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when due in accordance with the terms of such obligations.

Foreign Currency

The investments of the Advisory Portfolio may be denominated in foreign currencies. The value of foreign currencies fluctuates relative to the value of the U.S. dollar. Since the Advisory Portfolio may invest in such non-U.S. dollar-denominated securities, and therefore may convert the value of such securities into U.S. dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the

8

Advisory Portfolios Prospectus

January 30, 2009

Portfolio’s assets. The Adviser may use derivatives to reduce this risk. The Adviser may, in its discretion, choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Emerging Market Securities

Investing in emerging market securities enhances the risks of foreign investing. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. In certain countries, the market may be dominated by a few issuers or sectors. Investment funds and structured investments are mechanisms for U.S. and other investors to invest in certain emerging markets that have laws precluding or limiting direct investments by foreign investors.

Derivatives and Other Investments

Derivatives are financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivatives sometimes offer the most economical way of pursuing an investment strategy, limiting risks or enhancing returns, although there is no guarantee of success. Hedging strategies or instruments may not be available or practical in all circumstances. Derivative instruments may be publicly traded or privately negotiated. Derivatives used by the Adviser include futures contracts, options contracts, forward contracts, swaps, CMOs, stripped mortgage-backed securities (“SMBS”) and structured notes.

A forward contract is an obligation to purchase or sell a security or a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency exchange contracts may be used by the Advisory Portfolio consistent with its investment in securities that are denominated in foreign currencies to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Portfolio may use cross-hedging or proxy hedging with respect to currencies in which the Portfolio has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency. Cross currency hedges may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies.

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. The Portfolios may use futures contracts to gain exposure to an entire market (e.g., stock index futures) or to control their exposure to changing foreign currency exchange rates or interest rates. The Portfolios may use futures to control their exposure to changes in interest rates and to manage the overall maturity and duration of their securities holdings.

If a Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of a security, futures contract or currency at an agreed-upon price. If a Portfolio “writes” an option, it sells to another person the right to buy from or sell to the Portfolio a specific amount of a security, futures contract or currency at an agreed-upon price. A Portfolio may purchase exchange listed or over-the-counter options that may be covered or uncovered.

A Portfolio may enter into swap transactions, which are contracts in which a Portfolio agrees to exchange the return or interest rate on one instrument for the return or interest rate on another instrument. Payments may be based on currencies, interest rates, referenced debt obligations of a particular issuer, securities indices or commodity indices. Swaps may be used to manage the maturity and duration of a fixed income portfolio, or to gain exposure to a market without directly investing in securities traded in that market.

A Portfolio may enter into credit default swap contracts for hedging purposes, to add leverage to its portfolio or to gain exposure to a credit in which the Portfolio may otherwise invest. When used for hedging purposes, a Portfolio would be the buyer of a credit default swap contract. In that case, a Portfolio would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, a Portfolio would pay to the counterparty a periodic stream of payments over the term of the contract provided that

9

no event of default has occurred. If no default occurs, a Portfolio would have spent the stream of payments and received no benefit from the contract. When a Portfolio is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap. A Portfolio will segregate or earmark assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis.

A Portfolio may write (sell) and purchase put and call swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Portfolio may use swap options for hedging purposes or to manage and mitigate any credit and interest rate risk.

CMOs and SMBS are derivatives based on mortgage securities. CMOs are issued in a number of series (known as “tranches”), each of which has a stated maturity. Cash flow from the underlying mortgages is allocated to the tranches in a predetermined, specified order. SMBS are multi-class mortgage securities issued by U.S. government agencies and instrumentalities and financial institutions. They usually have two classes, one receiving most of the principal payments from the mortgages, and one receiving most of the interest. In some cases, classes may receive interest only (called “IOs”) or principal only (called “POs”). Inverse floating rate obligations (“inverse floaters”) are fixed income securities which have coupon rates that vary inversely (often at a multiple) to another specified floating rate, such as LIBOR (London Inter-Bank Offered Rate). If the specified reference rate rises, the coupon rate of the inverse floater falls, while a decrease in the reference rate causes an increase in the inverse floater’s coupon rate.

Risks of Derivatives

The primary risks of derivatives are: (i) changes in the market value of securities held or to be acquired by a

Portfolio, and of derivatives relating to those securities, may not be proportionate, (ii) there may not be a liquid market for a Portfolio to sell a derivative, which could result in difficulty closing a position and (iii) magnification of losses incurred due to changes in the market value of the securities, instruments, indices, or interest rates to which they relate.

Hedging a Portfolio’s currency risks involves the risk of mismatching the Portfolio’s obligations under a forward or futures contract with the value of securities denominated in a particular currency. For cross currency hedges, there is an additional risk to the extent that these transactions create exposure to currencies in which the Portfolio’s securities are not denominated.

Mortgage derivatives are subject to the risks of price movements in response to changing interest rates and the level of prepayments made by borrowers. Depending on the class of CMO or SMBS that a Portfolio holds, these price movements may be significantly greater than those experienced by mortgage securities generally, depending on whether the payments are predominantly based on the principal or interest paid on the underlying mortgages. IOs, POs and inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturities. IOs, POs and inverse floaters may exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, the yield to maturity of IOs, POs and inverse floaters is extremely sensitive to prepayment levels. As a result, higher or lower rates of prepayment than that anticipated can have a material effect on a Portfolio’s yield to maturity and could cause a Portfolio to suffer losses.

Leveraging Risk

Certain transactions may give rise to a form of leverage. To mitigate leveraging risk, the Portfolios will earmark liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to exaggerate

10

Advisory Portfolios Prospectus

January 30, 2009

the effect of any increase or decrease in the value of the Portfolio’s portfolio securities.

Temporary Defensive Investments

When the Adviser believes that changes in economic, financial or political conditions warrant, each Portfolio may invest without limit in securities of U.S. issuers for temporary defensive purposes that may be inconsistent with the Portfolio’s principal investment strategies. If the Adviser incorrectly predicts the effects of these changes, the defensive investments may adversely affect the Portfolio’s performance. Using defensive investments could cause a Portfolio to fail to meet its investment objectives.

Portfolio Turnover

Consistent with their investment policies, the Portfolios will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause

Portfolio Holdings

a Portfolio to incur additional transaction costs and may result in taxable gains being passed through to shareholders.

Non-Diversification of Investments

A portfolio of investments in a small number of issuers or industries or in securities denominated in only a few foreign currencies increases risk. Advisory Portfolio II is a non-diversified fund for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”). A non-diversified Portfolio may invest a greater percentage of its assets in the securities of a single issuer than a diversified Portfolio. Portfolios that invest in a relatively small number of issuers are more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Some of those issuers also may present substantial credit, currency or other risks.

A description of the policies and procedures of Morgan Stanley Institutional Fund Trust (the “Fund”)

Purchasing Shares

The Portfolios are available only to private advisory clients of the Adviser. Shares of each Portfolio may be purchased at the net asset value per share (“NAV”) next determined after we receive your purchase order. The NAV of each Portfolio is determined as of the close of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for business. The Fund may, however, elect to remain open on days when the NYSE is closed or closes early but the primary securities markets on which the Portfolios’ securities trade are open, in which case the NAV of each Portfolio will be determined as of the close of such primary securities markets.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you is that when you open an account, we will ask your name, address, date with respect to the disclosure of each Portfolio’s securities is available in the Fund’s SAI.

of birth and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law. In accordance with federal law requirements, the Fund has implemented an anti-money laundering compliance program, which includes designation of an anti-money laundering compliance officer.

Other Purchase Information

The Fund may suspend the offering of shares, or any class of shares, of any Portfolio or reject any purchase orders when we think it is in the best interest of the Fund.

Certain patterns of past exchanges and/or purchase or sale transactions involving a Portfolio may result in the Fund rejecting, limiting or prohibiting, at its sole discretion and without prior notice, additional

11

purchases and/or exchanges and may result in a shareholder’s account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions.

Purchases of a Portfolio’s shares will be made in full and fractional shares of the Portfolio calculated to three decimal places.

Redeeming Shares

Shares of each Portfolio will be redeemed at the NAV next determined after we receive your redemption request. The value of shares redeemed may be more or less than the purchase price, depending on the NAV at the time of redemption.

The Fund will ordinarily pay redemption proceeds within seven business days after receipt of your request. The Fund may suspend the right of redemption or postpone the payment of redemption proceeds at times when the NYSE is closed or under other circumstances in accordance with interpretations or orders of the U.S. Securities and Exchange Commission (the “Commission”). The Fund may elect to remain open on days when the NYSE is closed or closes early but the primary securities markets on which the Portfolios’ securities trade are open in which case the NAV of each Portfolio will be determined as of the close of such primary securities markets.

If we determine that it is in the best interest of the Fund or Portfolio not to pay redemption proceeds in cash, we may distribute to you securities held by the Portfolio from which you are redeeming. Such in-kind securities may be illiquid and difficult or impossible for a shareholder to sell at a time and at a price that a shareholder would like. If requested, we will pay a portion of your redemption(s) in cash (during any 90 day period) up to the lesser of $250,000 or 1% of the net assets of the Portfolio at the beginning of such period. Redemptions paid in investment securities will give rise to income, gain or loss for income tax purposes in the same manner as redemptions paid in cash. In addition, you may incur brokerage costs and a further gain or loss for income tax purposes when you ultimately sell the securities.

Frequent Purchases and Redemptions of Shares

Because the Portfolios are only available to private advisory clients of the Adviser and are therefore not susceptible to the same “market-timing” or “short-term trading” practices that the Fund’s more widely offered portfolios are, the Fund does not apply its “market-

timing” or “short-term trading” policies with respect to these Portfolios. However, as noted above under “Purchasing Shares,” the Fund may reject, limit or prohibit, in its sole discretion and without prior notice, additional purchases and/or exchanges.

12

Advisory Portfolios Prospectus

January 30, 2009

General Shareholder Information

Valuation of Shares

The price of a Portfolio’s shares (NAV) is based on the value of the Portfolio’s securities. The NAV of the Portfolios is determined as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for business. The Fund may, however, elect to remain open and price shares of each Portfolio on days when the NYSE is closed but the primary securities markets on which the Portfolios’ securities trade remain open, in which case the NAV of each Portfolio will be determined as of the close of such primary securities markets.

Each Portfolio values its securities at market value. When no quotations are readily available for securities, including circumstances under which the Adviser determines that a security’s market price is not accurate, we will determine the value for those securities in good faith at fair value using methods approved by the Fund’s Board of Trustees. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund’s Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, a Portfolio’s net asset value will reflect certain portfolio securities’ fair value rather than their market price.

Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the values of a Portfolio’s portfolio securities may change on days when you will not be able to purchase or sell your shares.

Tax Considerations

As with any investment, you should consider how your Portfolio investment will be taxed. The tax information in this Prospectus is provided as general information.

You should consult your own tax professional about the tax consequences of an investment in a Portfolio. Unless your investment in a Portfolio is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when the Portfolio makes distributions and when you sell shares, including an exchange to another Morgan Stanley Fund.

Taxation of Distributions. Your distributions normally are subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Portfolio shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Portfolio. Under current law, a portion of the income dividends you receive may be taxed at the same rates as long-term capital gains. However, even if income received in the form of income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you will not be permitted to offset income dividends with capital losses. Short term capital gain distributions will continue to be taxed at ordinary income rates.

Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive which are attributable to dividends received by such Portfolios from U.S. corporations.

Investment income received by the Portfolios from sources within foreign countries may be subject to foreign income taxes. If more than 50% of a Portfolio’s assets are invested in foreign securities at the end of any fiscal year, the Portfolio may elect to pass through to you for foreign tax credit purposes the amount of foreign income taxes that it paid.

Every January, you will be sent a statement (Internal Revenue Service (“IRS”) Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

13

Taxation of Sales. Your sale of Portfolio shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale may be subject to local income tax. Your exchange of Portfolio shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your shares.

When you open your account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to federal backup withholding at a rate of 28% (as of the date of this Prospectus) on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance payment of your taxes due on your income for such year.

Dividends and Distributions

The Portfolios normally declare dividends and distribute substantially all of their net investment income to shareholders monthly.

If any net gains are realized from the sale of underlying securities, the Portfolios normally distribute the gains with the last distributions for the calendar year. All dividends and distributions are automatically paid in additional shares of the Portfolio unless you elect otherwise. If you want to change how your dividends are paid, you must notify the Fund in writing.

14

Advisory Portfolios Prospectus

January 30, 2009

Fund Management

Adviser

Morgan Stanley Investment Management Inc., with principal offices at 522 Fifth Avenue, New York, New York 10036, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley is the direct parent of the Adviser. Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of November 30, 2008, the Adviser, together with its affiliated asset management companies, had approximately $393.2 billion in assets under management or supervision.

The Adviser makes investment decisions for the Fund’s Portfolios and places each Portfolio’s purchase and sales orders. Each Portfolio, in turn, pays the Adviser an annual advisory fee calculated by applying a quarterly rate. The table below shows the Adviser’s annual contractual rates of compensation and actual rates of compensation as a percentage of each Portfolio’s daily net assets for the Fund’s 2008 fiscal year.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement is available in the Fund’s annual report to shareholders for the fiscal year ended September 30, 2008.

Adviser’s Rates of Compensation

Portfolio	Contractual Compensation Rate	FY 2008 Actual Compensation Rate

Advisory Portfolio	0.375%	0.000%

Advisory Portfolio II	0.375%	0.000%

15

Portfolio Management
Advisory Portfolio
Advisory Portfolio II

Each Portfolio’s assets are managed within the Taxable Fixed Income team. The team consists of portfolio managers and analysts. Sheila Huang, an Executive Director of the Adviser, is each Portfolio’s lead portfolio manager and is primarily responsible for the day-to-day management of each Portfolio.

Ms. Huang has been associated with the Adviser in an investment management capacity since August 2008 and began managing each Portfolio in August 2008. Prior to August 2008, Ms. Huang was a Director and portfolio manager at Highland Capital from January 2007 to August 2008. From April 2004 to January 2007, Ms. Huang was a portfolio manager with Credit Suisse.

The Fund’s SAI provides additional information about the portfolio manager’s compensation structure, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Portfolios.

The composition of each team may change from time to time.

Distributor

Shares of the Fund are distributed exclusively through Morgan Stanley Distribution, Inc., a wholly-owned subsidiary of the Adviser.

Additional Information

The Adviser and/or Distributor may pay compensation (out of their own funds and not as an expense of any Portfolio) to certain affiliated or unaffiliated brokers or other service providers in connection with the sale or retention of shares of a Portfolio and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated entities with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of Portfolio shares. For more information, please see the Fund’s SAI.

16

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17

Financial Highlights

The following financial highlights tables are intended to help you understand the financial performance of each Portfolio for the past five years or, if less than five years, the life of the Portfolio. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Portfolio (assuming reinvestment of all dividends and distributions).

Past performance does not indicate future results. The financial highlights for the fiscal years ended September

30, 2004, September 30, 2005, September 30, 2006, September 30, 2007 and September 30, 2008, or, if the Portfolio has not been operational for a full fiscal year, for the period from the commencement of operations of that Portfolio, have been audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm. Ernst & Young LLP’s unqualified report appears in the Fund’s Annual Report to Shareholders and is incorporated by reference in the SAI. The Annual Report and each Portfolio’s financial statements, as well as the SAI, are available at no cost from the Fund at the toll free number noted on the back cover to this Prospectus.

	Net Asset Value Beginning of Period	Net Investment Income†	Net Realized and Unrealized Gain (Loss on Investments )	Total from Investment Operations	Dividend Distributions (net investment income )	Return of Capital

Advisory Portfolio (Commencement of Operations 4/12/95)
2008	$9.29	$0.54	$(2.28)	$(1.74)	$(0.50)	—
2007	9.49	0.51	(0.06)	0.45	(0.61)	$(0.04)
2006	9.84	0.33	0.11	0.44	(0.63)	(0.16)
2005	10.03	0.36	0.07	0.43	(0.62)	—
2004	10.11	0.21	0.21	0.42	(0.50)	—

Advisory Portfolio II (Commencement of Operations 3/11/08)
2008	$8.19	$0.30	$(0.96)	$(0.66)	$(0.25)	—

18

Advisory Portfolios Prospectus

January 30, 2009

	Total Distributions	Net Asset Value End of Period	Total Return††		Net Assets End of Period (thousands	)	Ratio of Expenses to Average Net Assets±		Ratio of Net Investment Income to Average Net Assets±		Portfolio Turnover Rate

Advisory Portfolio (Commencement of Operations 4/12/95)
2008	$(0.50)	$7.05	(19.23)%		$724.596		0.03	%+^	6.29	%+^	484%
2007	(0.65)	9.29	4.88		3,228,079		0.07	+	5.42	+	218
2006	(0.79)	9.49	4.76		3,177,040		0.08		3.41		230
2005	(0.62)	9.84	4.44		3,298,677		0.08		3.66		240
2004	(0.50)	10.03	4.30		3,760,527		0.08		2.09		512

Advisory Portfolio II (Commencement of Operations 3/11/08)
2008	$(0.25)	$7.28	(8.18	)%#	$705,375		0.00	%*++	6.81	%*++	356	%#

19

Notes to the Financial Highlights

±

For the periods indicated, the Adviser voluntarily agreed to waive its advisory fees and/or reimburse certain expenses to the extent necessary in order to keep Total Annual Portfolio Operating Expenses actually deducted from portfolio assets for the respective portfolios from exceeding voluntary expense limitations. For the respective periods ended September 30, the Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income (Loss) to Average Net Assets, including these waived and/or reimbursed amounts are listed below.

	Ratio of Expenses to Average Net Assets Before Expenses Waived/Reimbursed by Adviser:

Portfolio	2008		2007		2006	2005	2004
Advisory Portfolio	0.47	%+^	0.47	%+	0.48%	0.47%	0.49%

Advisory Portfolio II	0.48	%*++	N/A		N/A	N/A	N/A

	Ratio of Net Investment Income (Loss) to Average Net Assets Before Expenses Waived/Reimbursed by Adviser:

Portfolio	2008		2007		2006	2005	2004
Advisory Portfolio	5.85	%+^	5.02	%+	3.01%	3.27%	1.68%

Advisory Portfolio II	6.33	%*++	N/A		N/A	N/A	N/A

†	Per share amount is based on average shares outstanding.

††	Calculated based on the net asset value as of the last business day of the period.

#	Not Annualized.

*	Annualized.

+

Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were affected by approximately 0.01%.

++

Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were affected by less than 0.005%.

^

Effective January 31, 2008, the Adviser has voluntarily agreed to waive its advisory fee and/or reimburse all expenses, other than fees paid on behalf of the Portfolio to the Trustees and after giving effect to custody fee offsets. Prior to January 31, 2008, the Portfolio had a 0.08% cap.

20

Where to Find Additional Information

In addition to this Prospectus, the Fund has a SAI, dated January 30, 2009, which contains additional, more detailed information about the Fund and the Portfolios. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

The Fund publishes annual and semi-annual reports (“Shareholder Reports”) that contain additional information about each Portfolio’s investments. In the Fund’s annual report, you will find a discussion of the market conditions and the investment strategies that significantly affected each Portfolio’s performance during the last fiscal year. For additional Fund information, including information regarding the investments comprising the Portfolios, please call the toll-free number below.

You may obtain the SAI and Shareholder Reports without charge by contacting the Fund at the toll-free number below or on our internet site at: www.morganstanley.com/im.

Information about the Fund, including the SAI and Shareholder Reports, may be obtained from the Commission in any of the following ways. (1) In person: you may review and copy documents in the

Commission’s Public Reference Room in Washington D.C. (for information on the operation of the Public Reference Room call 1-202-551-8090); (2) On-line: you may retrieve information from the Commission’s web site at http://www.sec.gov; (3) By mail: you may request documents, upon payment of a duplicating fee, by writing to Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102; or (4) By e-mail: you may request documents, upon payment of a duplicating fee, by e-mailing the Securities and Exchange Commission at the following address: publicinfo@sec.gov. To aid you in obtaining this information, the Fund’s Investment Company Act registration number is 811-03980.

Morgan Stanley Institutional Fund Trust
c/o Morgan Stanley Services Company Inc.
P.O. Box 219804
Kansas City, MO 64121-9804

For Shareholder Inquiries,
1-800-354-7786.

Prices and Investment Results are available at
www.morganstanley.com/im.

IFTADVPRO 01/09

Morgan Stanley Investment Management

Morgan Stanley Institutional Fund Trust

Balanced Portfolio

The Balanced Portfolio seeks above-average total return over a market cycle of three to five years.

January 30, 2009

Prospectus

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Balanced Portfolio Prospectus

January 30, 2009

Balanced Portfolio Prospectus

January 30, 2009

Balanced Portfolio

Objective

The Balanced Portfolio seeks above-average total return over a market cycle of three to five years.

Approach

The Portfolio invests in a mix of equity and fixed income securities. The Portfolio normally invests 45 to 75% of its assets in equity securities and 25 to 55% of its assets in fixed income securities. The Portfolio may invest up to 30% of its assets in securities of foreign issuers, including issuers located in emerging market or developing countries. The securities in which the Portfolio may invest may be denominated in U.S. dollars or in currencies other than U.S. dollars. The Portfolio’s equity securities generally will be common stocks of large corporations with market capitalizations generally greater than $1 billion. The Portfolio’s fixed income investments generally will include mortgage securities and high yield securities (commonly referred to as “junk bonds”). The Portfolio will ordinarily seek to maintain an average weighted maturity in excess of five years, although there is no minimum or maximum maturity for any individual security. The Portfolio may invest up to 10% of its assets in real estate investment trusts (“REITs”). The Portfolio may invest in asset-backed securities and may use futures, options, forwards, collateralized mortgage obligations (“CMOs”), swaps, options on swaps and other derivatives. The Portfolio may invest up to 20% of its assets in public bank loans made by banks or other financial institutions. These public bank loans may be rated investment grade or below investment grade at the time of purchase.

In addition, the Portfolio may invest a portion of its assets in structured investments, structured notes and other types of similarly structured products consistent with the Portfolio’s investment objective and policies. Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities.

Process

Morgan Stanley Investment Management Inc. (the “Adviser”) determines the Portfolio’s equity and fixed income investment strategies separately and then determines the mix of those strategies that it believes will maximize the return available from both the stock and bond markets, based on proprietary valuation disciplines and analysis. The Adviser evaluates international economic developments in determining the amount to invest in foreign securities. The Adviser also measures various types of risk, by monitoring the level of real interest rates and credit risk. In determining whether securities should be sold, the Adviser considers factors such as deteriorating earnings, cash flow and other fundamentals, as well as high valuations relative to the Portfolio’s potential investment universe.

Derivative instruments used by the Portfolio will be counted toward the investment percentage policies discussed above to the extent they have economic characteristics similar to the securities included within those policies.

Principal Risks

The Portfolio’s principal investment strategies are subject to the following principal risks:

The Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.

The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer.

The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes, changes in the general level of spreads between U.S. Treasury and non-Treasury securities, and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Securities with greater spread durations are likely to be more sensitive to changes in spreads between U.S. Treasury and non-Treasury securities, generally making them more volatile than securities with lesser spread durations. Spread duration measures the change in the value of a security (or

1

Balanced Portfolio (Cont’d)

portfolio) for a given change in the interest rate spread (difference) between Treasury and non-Treasury securities. Prices of fixed income securities generally will move in correlation to changes in an issuer’s credit rating and inversely to movements in interest rates.

Investments in structured investments, structured notes and other types of similarly structured products involve risks, including interest rate risk, credit risk, market risk and other associated risks.

The Portfolio’s investments in high yield securities expose it to a substantial degree of credit risk. These investments are considered speculative under traditional investment standards. High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies. This means that they may have more difficulty making scheduled payments of principal and interest. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer’s financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity and sudden and substantial decreases in price.

Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. Rates of prepayment faster or slower than anticipated by the Adviser could result in reduced yields, increased volatility and/or reductions in net asset value. The Portfolio’s return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio’s mortgage securities.

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States.

The Portfolio’s investments may be denominated in foreign currencies. As a result, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country. The Adviser may invest in certain instruments, such as derivatives, and may use certain techniques, such as hedging, to manage these risks. However, the Adviser cannot guarantee that it will be practical to hedge these risks in certain markets or under particular conditions or that it will succeed in doing so. The Adviser may use derivatives for other purposes, such as gaining exposure to foreign markets.

At various times, some asset classes will perform better or worse than others. There is a risk that the Portfolio could invest too much or too little in particular asset classes, which could adversely affect the Portfolio’s overall performance.

REITs pool investors’ funds for investments primarily in real estate properties. Like mutual funds, REITs have expenses, including advisory and administration fees, that are paid by their shareholders. As a result, shareholders will absorb duplicate levels of fees when the Portfolio invests in REITs. The performance of any Portfolio REIT holdings ultimately depends on the types of real property in which the REITs invest and how well the property is managed. A general downturn in real estate values also can hurt REIT performance. In addition, REITs are subject to certain provisions under federal tax law. The failure of a company to qualify as a REIT could have adverse consequences for the Portfolio, including significantly reducing return to the Portfolio on its investment in such company.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see “Investment Strategies and Related Risks” for further information about these and other risks of investing in the Portfolio.

2

Balanced Portfolio Prospectus

January 30, 2009

Balanced Portfolio (Cont’d)

Balanced Portfolio
(Class I)
Commenced operations on December 31, 1992

High Quarter	12/31/99	11.40%

Low Quarter	12/31/08	-12.60%

Average Annual Total Returns
(as of 12/31/08)

	Past One Year	Past Five Years	Past Ten Years	Since Inception

Class I1—Return before Taxes	-28.42%	1.19%	1.92%	6.30%

Class I—Return after Taxes on Distributions[2]	-29.67%	0.35%	0.38%	4.09%

Class I—Return after Taxes on Distributions and Sale of Fund Shares[2]	-18.27%	0.66%	0.85%	4.27%

Investment Class[1]—Return before Taxes	-28.50%	1.06%	1.74%	4.18%

Class P1—Return before Taxes	-28.65%	0.92%	1.66%	4.34%

S&P 500® Index (reflects no deduction for fees, expenses or taxes)[3]	-37.00%	-2.19%	-1.38%	6.68%	[7]

Barclays Capital U.S. Aggregate Index (reflects no deduction for fees, expenses or taxes)[4]	5.24%	4.65%	5.63%	6.40%	[7]

60/40 Blended Index (reflects no deduction for fees, expenses or taxes)[5]	-21.63%	0.82%	1.84%	6.96%	[7]

Lipper Mixed Asset Target Allocation Growth Funds Index (reflects no deduction for taxes)[6]	-29.06%	-0.10%	1.77%	6.31%	[7]

The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart shows the performance of the Portfolio’s Class I shares year-by-year and best and worst performance for a quarter; the performance of the other Classes will differ because the Classes have different ongoing fees. The table shows average annual total returns for the past 1, 5 and 10 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to indices of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. An index does not show actual investment returns. Payment of management or brokerage fees or taxes would lower an index’s performance. An index is unmanaged and should not be considered an investment.

[1]	Class I commenced operations on December 31, 1992. Investment Class commenced operations on April 3, 1997. Class P commenced operations on November 1, 1996.

[2]

Included in the table above are the after-tax returns for the Portfolio’s Class I shares. The after-tax returns for the Portfolio’s other Classes will vary from the Class I shares’ returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods, as applicable.

[3]

The Standard & Poor’s 500® Index (S&P 500®) measures the performance of the large-cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy.

[4]

The Barclays Capital U.S. Aggregate Index tracks the performance of all U.S. government agency and Treasury securities, investment-grade corporate debt securities, agency mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. This Index was formerly named the Lehman Brothers U.S. Aggregate Index.

[5]	The 60/40 Blended Index is comprised of 60% S&P 500® Index and 40% Barclays Capital U.S. Aggregate Index.

[6]

The Lipper Mixed Asset Target Allocation Growth Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Mixed Asset Target Allocation Growth Funds classification. The Index is adjusted for capital gains distributions and income dividends. There are currently 30 funds represented in this Index. As of the date of this Prospectus, the Portfolio is in the Lipper Mixed Asset Target Allocation Growth Funds classification.

[7]	Since Inception reflects the inception date of Class I.

3

The Portfolio does not charge any sales load or other fees (except as noted in the chart) when you purchase or redeem shares.

Fees and Expenses of the Portfolio

These tables describe the fees and expenses that you may pay if you buy and hold the classes of shares offered by the Portfolio.

Annual Portfolio Operating Expenses
 (expenses that are deducted from Portfolio assets)

Class I

Portfolio	Advisory Fees	Distribution and/or Service (12b-1) Fees	Shareholder Servicing Fee	Other Expenses	Acquired Fund Fees & Expenses††	Total Annual Portfolio Operating Expenses

Balanced	0.450%	None	None	0.13%	0.08%	0.66%

††

The Portfolio may invest a portion of its assets in other investment companies (the “Acquired Funds”). The Portfolio’s shareholders indirectly bear a pro rata portion of the expenses of the Acquired Funds in which the Portfolio invests. “Acquired Fund Fees & Expenses” in the table is an estimate of those expenses. The estimate is based upon the average allocation of the Portfolio’s investments in the Acquired Funds and upon the actual total operating expenses of the Acquired Funds (including any current waivers and expense limitations) for the fiscal year ended September 30, 2008. Actual Acquired Fund expenses incurred by the Portfolio may vary with changes in the allocation of Portfolio assets among the Acquired Funds and with other events that directly affect the expenses of the Acquired Funds. Since “Acquired Fund Fees & Expenses” are not directly borne by the Portfolio, they are not reflected in the Portfolio’s financial statements, with the result that the information presented in the table will differ from that presented in the Financial Highlights.

Investment Class^

Portfolio	Advisory Fees	Distribution and/or Service (12b-1) Fees	Shareholder Servicing Fee	Other Expenses	Acquired Fund Fees & Expenses††	Total Annual Portfolio Operating Expenses

Balanced	0.450%	None	0.15%	0.13%	0.08%	0.81%

^	Only available for purchase by new investors in conjunction with the Morgan Stanley Stable Value Fund.

††

The Portfolio may invest a portion of its assets in other investment companies (the “Acquired Funds”). The Portfolio’s shareholders indirectly bear a pro rata portion of the expenses of the Acquired Funds in which the Portfolio invests. “Acquired Fund Fees & Expenses” in the table is an estimate of those expenses. The estimate is based upon the average allocation of the Portfolio’s investments in the Acquired Funds and upon the actual total operating expenses of the Acquired Funds (including any current waivers and expense limitations) for the fiscal year ended September 30, 2008. Actual Acquired Fund expenses incurred by the Portfolio may vary with changes in the allocation of Portfolio assets among the Acquired Funds and with other events that directly affect the expenses of the Acquired Funds. Since “Acquired Fund Fees & Expenses” are not directly borne by the Portfolio, they are not reflected in the Portfolio’s financial statements, with the result that the information presented in the table will differ from that presented in the Financial Highlights.

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Balanced Portfolio Prospectus

January 30, 2009

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods. The example assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be equal to the amounts reflected in the table to the right.

Fees and Expenses of the Portfolio (Cont’d)

Class P

Portfolio	Advisory Fees	Distribution and/or Service (12b-1) Fees	Shareholder Servicing Fee	Other Expenses	Acquired Fund Fees & Expenses††	Total Annual Portfolio Operating Expenses

Balanced	0.450%	0.25%	None	0.13%	0.08%	0.91%

††

The Portfolio may invest a portion of its assets in other investment companies (the “Acquired Funds”). The Portfolio’s shareholders indirectly bear a pro rata portion of the expenses of the Acquired Funds in which the Portfolio invests. “Acquired Fund Fees & Expenses” in the table is an estimate of those expenses. The estimate is based upon the average allocation of the Portfolio’s investments in the Acquired Funds and upon the actual total operating expenses of the Acquired Funds (including any current waivers and expense limitations) for the fiscal year ended September 30, 2008. Actual Acquired Fund expenses incurred by the Portfolio may vary with changes in the allocation of Portfolio assets among the Acquired Funds and with other events that directly affect the expenses of the Acquired Funds. Since “Acquired Fund Fees & Expenses” are not directly borne by the Portfolio, they are not reflected in the Portfolio’s financial statements, with the result that the information presented in the table will differ from that presented in the Financial Highlights.

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

Class I

Portfolio	1 Year	3 Years	5 Years	10 Years

Balanced	$67	$211	$368	$822

Investment Class

Portfolio	1 Year	3 Years	5 Years	10 Years

Balanced	$83	$259	$450	$1,002

Class P

Portfolio	1 Year	3 Years	5 Years	10 Years

Balanced	$93	$290	$504	$1,120

5

Investment Strategies and Related Risks

This section discusses in greater detail the Portfolio’s principal investment strategies and the other types of investments that the Portfolio may make. Please read this section in conjunction with the earlier summaries. The Portfolio’s investment practices and limitations are also described in more detail in the Statement of Additional Information (“SAI”), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Equity Securities

Equity securities include common stock, preferred stock, convertible securities, American Depositary Receipts (“ADRs”), rights, warrants and shares of investment companies. The Portfolio may invest in equity securities that are publicly traded on securities exchanges or over-the-counter or in equity securities that are not publicly traded. Securities that are not publicly traded may be more difficult to sell and their value may fluctuate more dramatically than other securities. For purposes of the Portfolio, companies traded on a U.S. exchange include companies listed on Nasdaq.

ADRs are U.S. dollar-denominated securities that represent claims to shares of foreign stocks. The Portfolio treats ADRs as U.S. securities for purposes of foreign investment limitations.

Growth stocks generally have higher growth rates, betas and price/earnings ratios, and lower yields than the stock market in general as measured by an appropriate stock market index. Value stocks are stocks that are deemed by the Adviser to be undervalued relative to the stock market in general. The Adviser makes value decisions guided by the appropriate market index, based on value characteristics such as price/earnings and price/book ratios. Value stocks generally are dividend paying common stocks. However, non-dividend paying stocks also may be selected for their value characteristics.

IPOs

The Portfolio may purchase shares issued as part of, or a short period after, companies’ initial public offerings (“IPOs”), and may at times dispose of those shares shortly after their acquisition. The Portfolio’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time. The purchase of shares issued in IPOs may have a greater impact upon the Portfolio’s total returns during any period that the Portfolio has a small asset base. As the Portfolio’s assets grow, any impact of IPO investments on the Portfolio’s total return may decline.

Fixed Income Securities

Fixed income securities are securities that pay a fixed or a variable rate of interest until a stated maturity date. Fixed income securities include U.S. government securities, securities issued by federal or federally sponsored agencies and instrumentalities (“agencies”), corporate bonds and notes, asset-backed securities, mortgage securities, high yield securities, municipal bonds, loan participations and assignments, zero coupon bonds, convertible securities, Eurobonds, Brady Bonds, Yankee Bonds, repurchase agreements, commercial paper and cash equivalents.

These securities are subject to risks related to changes in interest rates and in the financial health or credit rating of the issuers. The maturity and duration of a fixed income instrument also affects the extent to which the price of the security will change in response to these and other factors. Longer term securities tend to experience larger price changes than shorter term securities because they are more sensitive to changes in interest rates or in the credit ratings of the issuers.

Fixed income securities may be called (i.e., redeemed by the issuer) prior to final maturity. If a callable security is called, the Portfolio may have to reinvest the proceeds at a lower rate of interest.

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Balanced Portfolio Prospectus

January 30, 2009

Duration

The average duration of a portfolio of fixed income securities represents its exposure to changing interest rates. A portfolio with a lower average duration generally will experience less price volatility in response to changes in interest rates than a portfolio with a higher average duration.

Structured Products

The Portfolio may invest a portion of its assets in structured investments, structured notes and other types of similarly structured products consistent with the Portfolio’s investment objectives and policies. Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. This type of restructuring generally involves the deposit with or purchase by an entity of the underlying investments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments or referencing an indicator related to such investments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions. The cash flow or rate of return on a structured investment may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator.

The cash flow or rate of return on a structured investment may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments or referenced indicator could result in a relatively large loss in the value of a structured product. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Portfolio may have the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the issuer. While certain structured investment vehicles enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured vehicles generally pay their share of the investment vehicle’s administrative and other expenses. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the Portfolio’s illiquidity to the extent that the Portfolio, at a particular point in time, may be unable to find qualified buyers for these securities.

Structured notes are derivative securities for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators.

Investments in structured notes involve risks, including interest rate risk, credit risk and market risk. Where the Portfolio’s investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

7

High Yield Securities

Fixed income securities that are not investment grade are commonly referred to as “junk bonds” or high yield, high risk securities. These securities offer a higher yield than other higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies. This means that they may have more difficulty making scheduled payments of principal and interest. Changes in the value of high yield securities are influenced more by changes in the financial and business position of the issuing company than by changes in interest rates when compared to investment grade securities.

Mortgage Securities

These are fixed income securities that derive their value from or represent interests in a pool of mortgages or mortgage securities. Mortgage securities are subject to prepayment risk—the risk that, as interest rates fall, borrowers will refinance their mortgages and “prepay” principal. A portfolio holding mortgage securities that are experiencing prepayments will have to reinvest these payments at lower prevailing interest rates. On the other hand, when interest rates rise, borrowers are less likely to refinance, resulting in lower prepayments. This can effectively extend the maturity of the Portfolio’s mortgage securities, resulting in greater price volatility. It can be difficult to measure precisely the remaining life of a mortgage security or the average life of a portfolio of such securities.

The Portfolio may invest in mortgage securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities. These securities are either direct obligations of the U.S. government or the issuing agency or instrumentality has the right to borrow from the U.S. Treasury to meet its obligations although it is not legally required to extend credit to the agency or instrumentality. Certain of the U.S. government securities purchased by the Portfolio, such as those issued by the Government National Mortgage Association (“Ginnie Mae”) and the Federal Housing Administration are backed by the full faith and credit of the United States. Certain of the U.S. government securities purchased by the Portfolio, such as those issued by the Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”), are not backed by the full faith and credit of the United States and there is a risk that the U.S. government will not provide financial support to these agencies if it is not obligated to do so by law. In September 2008, the U.S. Treasury Department announced that the government would be taking over Fannie Mae and Freddie Mac and placing the companies into a conservatorship. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. The maximum potential liability of the issuers of some U.S. government securities held by the Portfolio may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

To the extent the Portfolio invests in mortgage securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Portfolio may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage backed security and could result in losses to a Portfolio. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

The Portfolio may invest in to-be-announced pass-through mortgage securities, which settle on a delayed delivery basis (“TBAs”). Investments in TBAs may give rise to a form of leverage. Leverage may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Further, TBAs may cause the portfolio turnover rate to appear higher.

Asset-Backed Securities

Asset-backed securities represent an interest in a pool of assets such as automobile loans and credit card receivables or home equity loans that have been securitized in pass through structures similar to

8

Balanced Portfolio Prospectus

January 30, 2009

mortgage-backed securities. These types of pass through securities provide for monthly payments that are a “pass through” of the monthly interest and principal payments made by the individual borrowers on the pooled receivables. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit card use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

Foreign Securities

Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls, or diplomatic developments that could affect an investing portfolio’s investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers, and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than in the United States.

The Portfolio may invest in debt obligations known as “sovereign debt,” which are obligations of governmental issuers in emerging market or developing countries and industrialized countries. Certain emerging market or developing countries are among the largest debtors to commercial banks and foreign governments. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principle and/or pay interest when due in accordance with the terms of such obligations.

Foreign Currency

The Portfolio’s investments may be denominated in foreign currencies. The value of foreign currencies fluctuates relative to the value of the U.S. dollar. Since the Portfolio may invest in such non-U.S. dollar-denominated securities, and therefore may convert the value of such securities into U.S. dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Portfolio’s assets. The Adviser may use derivatives to reduce this risk. The Adviser may in its discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Emerging Market Securities

Investing in emerging market securities enhances the risks of foreign investing. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. In certain countries, the market may be dominated by a few issuers or sectors. Investment funds and structured investments are mechanisms for U.S. and other investors to invest in certain emerging markets that have laws precluding or limiting direct investments by foreign investors.

Public Bank Loans

Public bank loans are privately negotiated loans for which information about the issuer has been made publicly available. Public bank loans are not registered under the Securities Act of 1933 and are not publicly traded. Bank loans are usually second lien loans, which are lower in priority to senior loans, but have seniority in a company’s capital structure to other liabilities, so that the company is required to pay down these second lien loans prior to other lower-ranked claims on their assets. Bank loans normally pay interest at floating rates, and as a result, may protect investors from increases in interest rates.

Certain public bank loans are illiquid, meaning the Portfolio may not be able to sell them quickly at a fair price. Illiquid securities are also difficult to value. To

9

the extent a bank loan has been deemed illiquid, it will be subject to the Portfolio’s restrictions on investment in illiquid securities. The secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Bank loans are subject to the risk of default in the payment of interest or principal on a loan, which will result in a reduction of income to the Portfolio, and a potential decrease in the Portfolio’s net asset value. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates. Bank loans that are rated below investment grade share the same risks of other below investment grade securities. Because public bank loans usually rank lower in priority of payment to senior loans, they present a greater degree of investment risk due to the fact that the cash flow or other property of the borrower securing the bank loan may be insufficient to meet scheduled payments after meeting the payment obligations of the senior secured obligations of the borrower. These bank loans may exhibit greater price volatility as well.

Derivatives and Other Investments

Derivatives are financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivatives sometimes offer the most economical way of pursuing an investment strategy, limiting risks or enhancing returns, although there is no guarantee of success. Hedging strategies or instruments may not be available or practical in all circumstances. Derivative instruments may be publicly traded or privately negotiated. Derivatives used by the Adviser include futures contracts, options contracts, forward contracts, swaps, CMOs, stripped mortgage-backed securities (“SMBS”) and structured notes.

A forward contract is an obligation to purchase or sell a security or a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency exchange contracts may be used by the Portfolio consistent with its investment in securities that are denominated in foreign currencies to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Portfolio may use cross hedging or proxy hedging with respect to currencies in which the Portfolio expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency. Cross currency hedges may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies.

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. The Portfolio may use futures contracts to gain exposure to an entire market (e.g., stock index futures) or to control their exposure to changing foreign currency exchange rates or interest rates. Portfolios investing in fixed income securities may use futures to control their exposure to changes in interest rates and to manage the overall maturity and duration of their securities holdings.

If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of a security, futures contract or currency at an agreed-upon price. If the Portfolio “writes” an option, it sells to another person the right to buy from or sell to the Portfolio a specific amount of a security, futures contract or currency at an agreed-upon price. A Portfolio may purchase exchange listed or over-the-counter options that may be covered or uncovered.

The Portfolio may enter into swap transactions, which are contracts in which the Portfolio agrees to exchange the return or interest rate on one instrument for the return or interest rate on another instrument. Payments may be based on currencies, interest rates, referenced debt obligations of a particular issuer, total return on interest rate indices, securities indices or commodity indices. Swaps may be used to manage the maturity and duration of a fixed income portfolio, or to gain exposure to a market without directly investing in securities traded in that market.

The Portfolio may enter into credit default swap contracts for hedging purposes, to add leverage to its portfolio or to gain exposure to a credit in which the Portfolio may otherwise invest. When used for hedging purposes, the Portfolio would be the buyer of a credit default swap contract. In that case, the Portfolio would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of

10

Balanced Portfolio Prospectus

January 30, 2009

a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would have spent the stream of payments and received no benefit from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. The Portfolio will segregate or earmark assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis.

The Portfolio may write (sell) and purchase put and call swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Portfolio may use swap options for hedging purposes or to manage and mitigate any credit and interest rate risk.

CMOs and SMBS are derivatives based on mortgage securities. CMOs are issued in a number of series (known as “tranches”), each of which has a stated maturity. Cash flow from the underlying mortgages is allocated to the tranches in a predetermined, specified order. SMBS are multi-class mortgage securities issued by U.S. government agencies and instrumentalities and financial institutions. They usually have two classes, one receiving most of the principal payments from the mortgages, and one receiving most of the interest. In some cases, classes may receive interest only (called “IOs”) or principal only (called “POs”). Inverse floating rate obligations (“inverse floaters”) are fixed income securities which have coupon rates that vary inversely (often at a multiple) to another specified floating rate, such as LIBOR (London Inter-Bank Offered Rate). If the specified reference rate rises, the coupon rate of the inverse floater falls, while a decrease in the reference rate causes an increase in the inverse floater’s coupon rate.

Risks of Derivatives

The primary risks of derivatives are: (i) changes in the market value of securities held or to be acquired by the Portfolio, and of derivatives relating to those securities, may not be proportionate, (ii) there may not be a liquid market for the Portfolio to sell a derivative, which could result in difficulty closing a position and (iii) magnification of losses incurred due to changes in the market value of the securities, instruments, indices, or interest rates to which they relate.

Hedging the Portfolio’s currency risks involves the risk of mismatching the Portfolio’s obligations under a forward or futures contract with the value of securities denominated in a particular currency. For cross currency hedges, there is an additional risk to the extent that these transactions create exposure to currencies in which the Portfolio’s securities are not denominated.

Mortgage derivatives are subject to the risks of price movements in response to changing interest rates and the level of prepayments made by borrowers. Depending on the class of CMO or SMBS that the Portfolio holds, these price movements may be significantly greater than those experienced by mortgage securities generally, depending on whether the payments are predominantly based on the principal or interest paid on the underlying mortgages. IOs, POs and inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturities. IOs, POs and inverse floaters may exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, the yield to maturity of IOs, POs and inverse floaters is extremely sensitive to prepayment levels. As a result, higher or lower rates of prepayment than that anticipated can have a material effect on the Portfolio’s yield to maturity and could cause the Portfolio to suffer losses.

Leveraging Risk

Certain transactions may give rise to a form of leverage. To mitigate leveraging risk, the Portfolio will earmark liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Portfolio to liquidate portfolio positions when it

11

may not be advantageous to do so to satisfy its obligations or to meet earmarking requirements. Leverage, including borrowing, may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s portfolio securities.

Temporary Defensive Investments

When the Adviser believes that changes in economic, financial or political conditions warrant, the Portfolio may invest without limit in fixed income securities for temporary defensive purposes that may be inconsistent with the Portfolio’s principal investment strategies. If the Adviser incorrectly predicts the effects of these changes, the defensive investments may adversely affect the Portfolio’s performance. Using defensive investments could cause the Portfolio to fail to meet its investment objective.

Portfolio Turnover

Consistent with their investment policies, the Portfolio will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause a Portfolio to incur additional transaction costs and may result in taxable gains being passed through to shareholders.

Portfolio Holdings

A description of the policies and procedures of Morgan Stanley Institutional Fund Trust (the “Fund”)

with respect to the disclosure of the Portfolio’s securities is available in the Fund’s SAI.

Purchasing Shares

Share Class Arrangements

The minimum initial investment generally is $5,000,000 for Class I shares, $1,000,000 for Investment Class shares and $1,000,000 for Class P shares of the Portfolio. Investment Class shares are only available for purchase by new investors in conjunction with the Morgan Stanley Stable Value Fund.

Class I shares are not subject to either a distribution fee or a shareholder servicing fee. Investment Class shares are subject to a monthly shareholder servicing fee at an annual rate of up to 0.15% of the Portfolio’s average daily net assets attributable to Investment Class shares. Class P shares are subject to a monthly service fee at an annual rate of up to 0.25% of the Portfolio’s average daily net assets attributable to Class P shares.

General

Shares of the Portfolio may be purchased directly from Morgan Stanley Institutional Fund Trust or through a financial intermediary. Investors purchasing shares through a financial intermediary may be charged a transaction-based or other fee by the financial intermediary for its services. If you are purchasing shares through a financial intermediary, please consult your intermediary for purchase instructions.

Shares of the Portfolio may, in the Fund’s discretion, be purchased with investment securities (in lieu of or, in conjunction with, cash) acceptable to the Fund. The securities would be accepted by the Fund at their market value in return for shares of the Portfolio.

Shares of the Portfolio may be purchased at the net asset value per share (“NAV”) next determined after we receive your purchase order. The NAV of the Portfolio is determined as of the close of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for business. The Fund may, however, elect to remain open on days when the NYSE is closed or closes early but the primary securities markets on which the Portfolio’s securities trade are open, in which case the NAV of the Portfolio will be determined as of the close of such primary securities markets.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you is that when you open an account, we will ask your name, address, date of birth and other information that will allow us to identify you. If we are unable to verify your identity,

12

Balanced Portfolio Prospectus

January 30, 2009

we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law. In accordance with federal law requirements, the Fund has implemented an anti-money laundering compliance program, which includes designation of an anti-money laundering compliance officer.

Initial Purchase by Mail

You may open an account, subject to acceptance by the Fund, by completing and signing an Account Registration Form provided by Morgan Stanley Services Company Inc. (“Morgan Stanley Services”), the Fund’s transfer agent, which you can obtain by calling Morgan Stanley Services at 1-800-548-7786 and mailing it to Morgan Stanley Institutional Fund Trust, c/o Morgan Stanley Services Company Inc., P.O. Box 219804, Kansas City, MO 64121-9804 together with a check payable to Morgan Stanley Institutional Fund Trust.

Please note that payments to investors who redeem shares purchased by check will not be made until payment of the purchase has been collected, which may take up to eight business days after purchase. You can avoid this delay by purchasing shares by wire.

Initial Purchase by Wire

You may purchase shares of the Portfolio by wiring Federal Funds (monies credited by a Federal Reserve Bank) to JPMorgan Chase Bank, N.A. (the “Custodian”). You should forward a completed Account Registration Form to Morgan Stanley Services in advance of the wire. See the section below entitled “Valuation of Shares.” Instruct your bank to send a Federal Funds wire in a specified amount to the Custodian using the following wire instructions:

JPMorgan Chase & Co.
1 Chase Manhattan Plaza
New York, NY 10081
ABA #021000021
DDA #910-2-734143
Attn: Morgan Stanley Institutional Fund
Trust Subscription Account
Ref: (Portfolio Name, Account Number, Account Name)

Additional Investments

You may make additional investments of shares at the NAV next determined after the request is received in good order, by mailing a check (payable to Morgan Stanley Institutional Fund Trust) to Morgan Stanley Services at the address noted under Initial Purchase by Mail or by wiring Federal Funds to the Custodian as outlined above.

Other Purchase Information

The Fund may suspend the offering of shares, or any class of shares, of the Portfolio or reject any purchase orders when we think it is in the best interest of the Fund. The minimum initial investment in Class I shares or Class P shares may be waived for certain investments, including sales through banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) purchasing shares on behalf of their clients in (i) discretionary and non-discretionary advisory programs, (ii) fund supermarkets, (iii) asset allocation programs or (iv) other programs in which the client pays an asset-based fee for advice or for executing transactions in Portfolio shares or for otherwise participating in the program; certain retirement plans with plan assets of at least $5 million investing directly with the Fund; retirement plans investing through certain retirement plan platforms; certain endowments, foundations and other not for profit entities with at least $5 million of investable assets investing directly with the Fund; certain unit investment trusts sponsored by Morgan Stanley or any of its affiliates; other registered investment companies advised by Morgan Stanley Investment Management or any of its affiliates; Morgan Stanley Investment Management and its affiliates with respect to shares held in connection with certain retirement and deferred compensation programs established for their employees; the Independent Trustees of the Fund; and clients who owned Portfolio shares as of December 31, 2007. The Fund, in its sole discretion, may waive the minimum initial investment amount for Investment Class shares in certain cases. If the value of your account falls below the minimum initial investment amount for Class I shares, Class P shares or Investment Class shares as a result of share redemptions or you no longer meet one of the waiver criteria set forth above, your account may be subject to involuntary conversion or involuntary redemption. You will be notified prior to any such conversions or redemptions.

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Certain patterns of past exchanges and/or purchase or sale transactions involving the Portfolio may result in the Fund rejecting, limiting or prohibiting, at its sole discretion, and without prior notice, additional purchases and/or exchanges and may result in a shareholder’s account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. Purchases of the Portfolio’s shares will be made in full and fractional shares of the Portfolio calculated to three decimal places.

Redeeming Shares

You may redeem shares of the Portfolio by mail, or, if authorized, by telephone at no charge. The value of shares redeemed may be more or less than the purchase price, depending on the NAV at the time of redemption. Shares of the Portfolio will be redeemed at the NAV next determined after we receive your redemption request in good order. If you are redeeming shares through a financial intermediary, please consult your intermediary for redemption instructions.

By Mail

Requests should be addressed to Morgan Stanley Institutional Fund Trust, c/o Morgan Stanley Services Company Inc., P.O. Box 219804, Kansas City, MO 64121-9804.

To be in good order, redemption requests must include the following documentation:

(a) A letter of instruction, if required, or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which the shares are registered;

(b) The share certificates, if issued;

(c) Any required signature guarantees; and

(d) Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianship, corporations, pension and profit sharing plans and other organizations.

By Telephone

You automatically have telephone redemption and exchange privileges unless you indicate otherwise by checking the applicable box on the new account application form or calling Morgan Stanley Services to opt out of such privileges. You may request a redemption of shares by calling the Fund at 1-800-548-7786 and requesting that the redemption proceeds be mailed or wired to you. You cannot redeem shares by telephone if you hold share certificates for those shares. For your protection when calling the Fund, we will employ reasonable procedures to confirm that redemption instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security number or other tax identification number. Telephone instructions may also be recorded. If reasonable procedures are employed, none of Morgan Stanley, Morgan Stanley Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions and exchanges may not be available if you cannot reach Morgan Stanley Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund’s other redemption and exchange procedures described in this Prospectus. During periods of drastic economic or market changes, it is possible that the telephone privileges may be difficult to implement, although this has not been the case with the Fund in the past. To opt out of telephone privileges, please contact Morgan Stanley Services at 1-800-548-7786.

The Fund will ordinarily pay redemption proceeds within seven business days after receipt of your request. The Fund may suspend the right of redemption or postpone the payment of redemption proceeds at times when the NYSE is closed or under other circumstances in accordance with interpretations or orders of the U.S. Securities and Exchange Commission (the “Commission”). The Fund may elect to remain open on days when the NYSE is closed or closes early but the primary securities markets on which the Portfolio’s securities trade are open, in which case the NAV of the Portfolio will be determined as of the close of such primary securities markets.

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Balanced Portfolio Prospectus

January 30, 2009

If we determine that it is in the best interest of the Fund or Portfolio not to pay redemption proceeds in cash, we may distribute to you securities held by the Portfolio from which you are redeeming. Such in-kind securities may be illiquid and difficult or impossible for a shareholder to sell at a time and at a price that a shareholder would like. If requested, we will pay a portion of your redemption(s) in cash (during any 90 day period) up to the lesser of $250,000 or 1% of the net assets of the Portfolio at the beginning of such period. Redemptions paid in investment securities will give rise to income, gain or loss for income tax purposes in the same manner as redemptions paid in cash. In addition, you may incur brokerage costs and a further gain or loss for income tax purposes when you ultimately sell the securities.

Frequent Purchases and Redemptions of Shares

Frequent purchases and redemptions of shares by Portfolio shareholders are referred to as “market-timing” or “short-term trading” and may present risks for other shareholders of the Portfolio, which may include, among other things, dilution in the value of the Portfolio’s shares held by long-term shareholders, interference with the efficient management of the Portfolio, increased brokerage and administrative costs, incurring unwanted taxable gains and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio’s securities trade and the time as of which the Portfolio’s net asset value is calculated (“time-zone arbitrage”). For example, a market-timer may purchase shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio’s net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would redeem the Portfolio’s shares the next day when the Portfolio’s share price would reflect the increased prices in foreign markets for a quick profit at the expense of long-term Portfolio shareholders.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price-arbitrage”). Investments in certain fixed income securities, such as high yield bonds, may be adversely affected by price arbitrage trading strategies.

The Fund discourages and does not accommodate frequent purchases and redemptions of Portfolio shares by Portfolio shareholders and the Fund’s Board of Trustees has adopted policies and procedures with respect to such frequent purchases and redemptions. The Fund’s policies with respect to purchases, exchanges and redemptions of shares are described in the “Purchasing Shares,” “General Shareholder Information” and “Redeeming Shares” sections of this Prospectus. Except as described in each of these sections, and with respect to trades that occur through omnibus accounts at intermediaries as described below, the Fund’s policies regarding frequent trading of shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at intermediaries, such as investment advisers, broker-dealers, transfer agents and third party administrators, the Fund (i) has requested assurance that such intermediaries currently selling shares have in place internal policies and procedures reasonably designed to address market-timing concerns and has instructed such intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective intermediaries to agree to cooperate in enforcing the Fund’s policies with respect to frequent purchases, exchanges and redemptions of shares.

Omnibus accounts generally do not identify customers’ trading activity to the Fund on an individual ongoing basis. Therefore, with respect to trades that occur through omnibus accounts at financial intermediaries, to some extent, the Fund relies on the financial intermediary to monitor frequent short-term trading within the Fund by the financial intermediary’s customers. However, the Fund or the Distributor has entered into agreements with financial intermediaries whereby intermediaries are required to provide certain customer identification and transaction information upon the Fund’s request. The Fund may use this information to help identify and prevent market-timing activity in the Fund. There can be no assurance that the Fund will be able to identify or prevent all market-timing activities.

15

General Shareholder Information

Valuation of Shares

The price of the Portfolio’s shares (NAV) is based on the value of the Portfolio’s securities. The NAV of the Portfolio is determined as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for business. The Fund may, however, elect to remain open and price shares of the Portfolio on days where the NYSE is closed but the primary securities markets on which the Portfolio’s securities trade remain open, in which case the NAV of the Portfolio will be determined as of the close of such primary securities markets.

The Portfolio values its securities at market value. When no market quotations are readily available for securities, including circumstances under which the Adviser determines that a security’s market price is not accurate, we will determine the value for those securities in good faith at fair value using methods approved by the Fund’s Board of Trustees. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund’s Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Portfolio’s net asset value will reflect certain portfolio securities’ fair value rather than their market price.

Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the values of the Portfolio’s portfolio securities may change on days when you will not be able to purchase or sell your shares.

The NAV of each Class of shares may differ from that of other classes because of class-specific expenses that each class may pay and the shareholder servicing fees charged to Investment Class and Class P shares.

Exchange Privilege

You may exchange shares of any Portfolio of the Fund for the same Class of shares of other available portfolios of the Fund. In addition, you may exchange the Portfolio’s Class P shares for Class P Shares of available portfolios of Morgan Stanley Institutional Fund, Inc. and the Portfolio’s Class I shares for Class I Shares of available portfolios of Morgan Stanley Institutional Fund, Inc. Exchanges are based on the shares’ respective NAVs.

To obtain a prospectus for another portfolio, call the Fund at 1-800-548-7786 or contact your financial intermediary. If you purchased Portfolio shares through a financial intermediary, certain portfolios may be unavailable for exchange. Contact your financial intermediary to determine which portfolios are available for exchange. See also “Other Purchase Information” for certain limitations relating to exchanges.

You can process your exchange by contacting your financial intermediary. Otherwise, you should send exchange requests by mail to Morgan Stanley Institutional Fund Trust, c/o Morgan Stanley Services Company Inc., P.O. Box 219804, Kansas City, MO 64121-9804. Exchange requests can also be made by calling 1-800-548-7786.

When you exchange for shares of another portfolio, your transaction will be treated the same as an initial purchase. You will be subject to the same minimum initial investment and account size as an initial purchase. The Fund, in its sole discretion, may waive the minimum initial investment amounts in certain cases. The Fund may terminate or revise the exchange privilege upon required notice or in certain cases without notice.

Tax Considerations

As with any investment, you should consider how your Portfolio investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Portfolio. Unless your investment in the Portfolio is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when the Portfolio makes distributions and when you sell shares,

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Balanced Portfolio Prospectus

January 30, 2009

including an exchange to another Morgan Stanley Fund.

Taxation of Distributions. Your distributions normally are subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Portfolio shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Portfolio. Under current law, a portion of the income dividends you receive may be taxed at the same rates as long-term capital gains. However, even if income received in the form of income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you will not be permitted to offset income dividends with capital losses. Short term capital gain distributions will continue to be taxed at ordinary income taxes.

Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive which are attributable to dividends received by such portfolios from U.S. corporations.

Investment income received by the Portfolio from sources within foreign countries may be subject to foreign income taxes. If more than 50% of the Portfolio’s assets are invested in foreign securities at the end of any fiscal year, the Portfolio may elect to pass through to you for foreign tax credit purposes the amount of foreign income taxes that it paid.

Every January, you will be sent a statement (Internal Revenue Service (“IRS”) Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

Taxation of Sales. Your sale of Portfolio shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Portfolio shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your shares.

When you open your account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to federal backup withholding at a rate of 28% (as of the date of this Prospectus) on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance payment of your taxes due on your income for such year.

Dividends and Distributions

The Portfolio normally declares dividends and distributes substantially all of its net investment income to shareholders quarterly.

If any net gains are realized from the sale of underlying securities, the Portfolio normally distributes the gains with the last distributions for the calendar year. All dividends and distributions are automatically paid in additional shares of the Portfolio unless you elect otherwise. If you want to change how your dividends are paid, you must notify the Fund in writing.

17

Fund Management

Adviser

Morgan Stanley Investment Management Inc., with principal offices at 522 Fifth Avenue, New York, New York 10036, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley is the direct parent of the Adviser. Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of November 30, 2008, the Adviser, together with its affiliated asset management companies, had approximately $393.2 billion in assets under management or supervision.

The Adviser makes investment decisions for the Fund’s Portfolio and places the Portfolio’s purchase and sales orders. The Portfolio, in turn, pays the Adviser an annual advisory fee calculated by applying a quarterly rate. The table below shows the Adviser’s annual contractual rate of compensation and the actual rate of compensation as a percentage of the Portfolio’s daily net assets for the Fund’s 2008 fiscal year.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement is available in the Fund’s annual report to shareholders for the fiscal year ended September 30, 2008.

Adviser’s Rates of Compensation

Portfolio	Contractual Compensation Rate	FY 2008 Actual Compensation Rate

Balanced	0.450%	0.450%

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Balanced Portfolio Prospectus

January 30, 2009

Portfolio Management

The Portfolio’s assets are managed within the Global Asset Allocation and Taxable Fixed Income teams. The teams consist of portfolio managers and analysts.

Francine J. Bovich, a Managing Director of the Adviser, is a current member of the Global Asset Allocation team primarily responsible for the day-to-day management of the Portfolio. Ms. Bovich has been associated with the Adviser in an investment management capacity since 1993 and began managing the Portfolio in June 2002.

Current members of the Taxable Fixed Income team jointly and primarily responsible for the day-to-day management of the fixed income allocation portion of the Portfolio are W. David Armstrong and Sanjay Verma, each a Managing Director of the Adviser. Mr. Armstrong has been associated with the Adviser in an investment management capacity since 1998 and began managing the Portfolio in January 2005. Mr. Verma has been associated with the Adviser in an investment management capacity since April 2008 and began managing the Portfolio in August 2008. Prior to April 2008, Mr. Verma was the co-head of Rates Trading for Morgan Stanley from 2003-2008.

The Fund’s SAI provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Portfolio.

The composition of the team may change from time to time.

Distributor

Shares of the Fund are distributed exclusively through Morgan Stanley Distribution, Inc. (“MSDI”), a wholly-owned subsidiary of the Adviser. MSDI has entered into arrangements with certain financial intermediaries who may accept purchase and redemption orders for shares of the Portfolio on its behalf.

Shareholder Service Plan (Investment Class)

The Fund has adopted a Shareholder Service Plan (the “Investment Class Service Plan”) for the Portfolio’s

Investment Class shares. Under the Investment Class Service Plan, the Portfolio pays the Distributor a monthly shareholder servicing fee at an annual rate of up to 0.15% of the Portfolio’s average daily net assets attributable to Investment Class shares. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Investment Class shares. Shareholder servicing fees relate solely to the Investment Class of the Portfolio and will reduce the net investment income and total return of the Investment Class shares of the Portfolio.

Shareholder Services Plan (Class P)

The Fund has adopted a Shareholder Services Plan for the Portfolio’s Class P shares pursuant to Rule 12b-1 under the 1940 Act (the “Class P Service Plan”). Under the Class P Service Plan, the Portfolio may pay to the Distributor and other affiliated and unaffiliated broker-dealers, financial institutions and/or intermediaries a monthly service fee at an annual rate of up to 0.25% of the Portfolio’s average daily net assets attributable to Class P shares. The Distributor may direct that all or any part of this fee be paid directly to its affiliates or other broker-dealers, financial institutions and/or intermediaries that provide shareholder services. Over time the shareholder servicing fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Additional Information

The Adviser and/or Distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers or other service providers in connection with the sale or retention of shares of the Portfolio and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated entities with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of Portfolio shares. For more information, please see the Fund’s SAI.

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Financial Highlights

The following financial highlights tables are intended to help you understand the financial performance of the Portfolio for the past five years. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

Past performance does not indicate future results. The financial highlights for the fiscal years ended September 30, 2004, September 30, 2005, September 30, 2006, September 30, 2007 and

September 30, 2008 have been audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm. Ernst & Young LLP’s unqualified report appears in the Fund’s Annual Report to Shareholders and is incorporated by reference in the SAI. The Annual Report and the Portfolio’s financial statements, as well as the SAI, are available at no cost from the Fund at the toll free number noted on the back cover to this Prospectus.

Class I

	Net Asset Value Beginning of Period	Net Investment Income†	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividend Distributions (net investment income)	Total Distributions

Balanced Portfolio (Commencement of Class I Operations 12/31/92)
2008	$14.69	$0.38	$(2.84)	$(2.46)	$(0.36)	$(0.36)
2007	12.63	0.32	2.00	2.32	(0.26)	(0.26)
2006	11.95	0.25	0.72	0.97	(0.29)	(0.29)
2005	10.90	0.24	1.09	1.33	(0.28)	(0.28)
2004	10.15	0.18	0.78	0.96	(0.21)	(0.21)

Investment Class

	Net Asset Value Beginning of Period	Net Investment Income†	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividend Distributions (net investment income)	Total Distributions

Balanced Portfolio (Commencement of Investment Class Operations 4/03/97)
2008	$14.67	$0.35	$(2.83)	$(2.48)	$(0.34)	$(0.34)
2007	12.61	0.30	2.00	2.30	(0.24)	(0.24)
2006	11.93	0.23	0.72	0.95	(0.27)	(0.27)
2005	10.89	0.22	1.08	1.30	(0.26)	(0.26)
2004	10.13	0.17	0.78	0.95	(0.19)	(0.19)

Class P
	Net Asset Value Beginning of Period	Net Investment Income†	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividend Distributions (net investment income)	Total Distributions

Balanced Portfolio (Commencement of Class P Operations 11/01/96)
2008	$14.66	$0.32	$(2.81)	$(2.49)	$(0.33)	$(0.33)
2007	12.61	0.29	1.98	2.27	(0.22)	(0.22)
2006	11.93	0.22	0.72	0.94	(0.26)	(0.26)
2005	10.88	0.22	1.08	1.30	(0.25)	(0.25)
2004	10.13	0.15	0.78	0.93	(0.18)	(0.18)

20

Balanced Portfolio Prospectus

January 30, 2009

Class I

	Redemption Fees		Net Asset Value End of Period	Total Return††		Net Assets End of Period (thousands)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

Balanced Portfolio (Commencement of Class I Operations 12/31/92)
2008	$0.00	‡	$11.87	(17.02	) %	$40,799	0.57	%#+	2.66	%#+	148%
2007	0.00	‡	14.69	18.57		310,886	0.61	+	2.35	+	60
2006	0.00	‡	12.63	8.21		256,754	0.60		2.02		71
2005	—		11.95	12.33		236,730	0.62		2.11		111
2004	—		10.90	9.49		203,889	0.62		1.67		208

Investment Class
	Redemption Fees		Net Asset Value End of Period	Total Return††		Net Assets End of Period (thousands)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

Balanced Portfolio (Commencement of Investment Class Operations 4/03/97)
2008	$0.00	‡	$11.85	(17.17	) %	$4,141	0.79	%+	2.50	%+	148%
2007	0.00	‡	14.67	18.43		5,103	0.76	+	2.21	+	60
2006	0.00	‡	12.61	8.07		4,102	0.75		1.87		71
2005	—		11.93	12.09		3,706	0.77		1.95		111
2004	—		10.89	9.43		3,117	0.77		1.59		208

Class P
	Redemption Fees		Net Asset Value End of Period	Total Return††		Net Assets End of Period (thousands)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

Balanced Portfolio (Commencement of Class P Operations 11/01/96)
2008	$0.00	‡	$11.84	(17.26	) %	$32,398	0.90	%#+	2.35	%#+	148%
2007	0.00	‡	14.66	18.23		31,183	0.87	+	2.11	+	60
2006	0.00	‡	12.61	7.96		36,870	0.85		1.77		71
2005	—		11.93	12.05		37,863	0.87		1.90		111
2004	—		10.88	9.27		57,322	0.87		1.42		208

21

            Class I

            Notes to the Financial Highlights

#

For the periods indicated, the Adviser voluntarily agreed to waive its advisory fees and/or reimburse certain expenses to the extent necessary in order to keep Total Annual Portfolio Operating Expenses actually deducted from portfolio assets for the portfolio from exceeding voluntary expense limitations. For the respective periods ended September 30, the Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income (Loss) to Average Net Assets, including these waived and/or reimbursed amounts are listed below.

	Ratio of Expenses to Average Net Assets Before Expenses Waived/Reimbursed by Adviser:

Portfolio	2008		2007	2006	2005	2004
Balanced	0.58%	+	N/A	N/A	N/A	N/A

	Ratio of Net Investment Income (Loss) to Average Net Assets Before Expenses Waived/Reimbursed by Adviser:

Portfolio	2008		2007	2006	2005	2004
Balanced	2.65%	+	N/A	N/A	N/A	N/A

†	Per share amount is based on average shares outstanding.

‡	Amount is less than $0.005 per share.

††	Calculated based on the net asset value as of the last business day of the period.

+

Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were affected by approximately 0.05% and less than 0.005% for the years ended September 30, 2008 and September 30, 2007, respectively.

            Investment Class

            Notes to the Financial Highlights

†	Per share amount is based on average shares outstanding.

‡	Amount is less than $0.005 per share.

††	Calculated based on the net asset value as of the last business day of the period.

+

Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were affected by approximately 0.05% and less than 0.005% for the years ended September 30, 2008 and September 30, 2007, respectively.

            Class P

            Notes to the Financial Highlights

#

For the periods indicated, the Adviser voluntarily agreed to waive its advisory fees and/or reimburse certain expenses to the extent necessary in order to keep Total Annual Portfolio Operating Expenses actually deducted from portfolio assets for the portfolio from exceeding voluntary expense limitations. For the respective periods ended September 30, the Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income (Loss) to Average Net Assets, including these waived and/or reimbursed amounts are listed below.

	Ratio of Expenses to Average Net Assets Before Expenses Waived/Reimbursed by Adviser:

Portfolio	2008		2007	2006	2005	2004
Balanced	0.91%	+	N/A	N/A	N/A	N/A

	Ratio of Net Investment Income (Loss) to Average Net Assets Before Expenses Waived/Reimbursed by Adviser:

Portfolio	2008		2007	2006	2005	2004
Balanced	2.34%	+	N/A	N/A	N/A	N/A

†	Per share amount is based on average shares outstanding.

‡	Amount is less than $0.005 per share.

††	Calculated based on the net asset value as of the last business day of the period.

+

Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were affected by approximately 0.06% and less than 0.005% for the years ended September 30, 2008 and September 30, 2007, respectively.

22

Where to Find Additional Information

In addition to this Prospectus, the Fund has a SAI, dated January 30, 2009, which contains additional, more detailed information about the Fund and the Portfolio. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

The Fund publishes annual and semi-annual reports (“Shareholder Reports”) that contain additional information about the Portfolio’s investments. In the Fund’s annual report, you will find a discussion of the market conditions and the investment strategies that significantly affected the Portfolio’s performance during the last fiscal year. For additional Fund information, including information regarding the investments comprising of Portfolio, please call the toll-free number below.

You may obtain the SAI and Shareholder Reports without charge by contacting the Fund at the toll-free number below or on our internet site at: www.morganstanley.com/im. If you purchased shares through a financial intermediary, you may also obtain these documents, without charge, by contacting your financial intermediary.

Information about the Fund, including the SAI and Shareholder Reports, may be obtained from the Commission in any of the following ways. (1) In person: you may review and copy documents in the

Commission’s Public Reference Room in Washington D.C. (for information on the operation of the Public Reference Room call 1-202-551-8090); (2) On-line: you may retrieve information from the Commission’s web site at http://www.sec.gov; (3) By mail: you may request documents, upon payment of a duplicating fee, by writing to Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102; or (4) By e-mail: you may request documents, upon payment of a duplicating fee, by e-mailing the Securities and Exchange Commission at the following address: publicinfo@sec.gov. To aid you in obtaining this information, the Fund’s Investment Company Act registration number is 811-03980.

Morgan Stanley Institutional Fund Trust
c/o Morgan Stanley Services Company Inc.
P.O. Box 219804
Kansas City, MO 64121-9804

For Shareholder Inquiries,
call 1-800-548-7786.

Prices and Investment Results are available at
www.morganstanley.com/im.

IFTBALPRO 01/09

MORGAN STANLEY INSTITUTIONAL FUND TRUST

STATEMENT OF ADDITIONAL INFORMATION
RELATING TO THE FOLLOWING PROSPECTUSES:

U.S. EQUITY PORTFOLIOS PROSPECTUS,
FIXED INCOME PORTFOLIOS PROSPECTUS,
ADVISORY PORTFOLIOS PROSPECTUSES AND
BALANCED PORTFOLIO PROSPECTUS

January 30, 2009

          Morgan Stanley Institutional Fund Trust (the “Fund”) is a mutual fund consisting of 15 portfolios offering a variety of investment alternatives. This Statement of Additional Information (the “SAI”) sets forth information about the Fund applicable to all 15 portfolios (each a “Portfolio” and collectively, the “Portfolios”). Following is a list of the Portfolios:

U.S. EQUITY PORTFOLIOS:
Mid Cap Growth Portfolio
U.S. Mid Cap Value Portfolio
U.S. Small Cap Value Portfolio
Value Portfolio

FIXED INCOME PORTFOLIOS:
Core Fixed Income Portfolio
Core Plus Fixed Income Portfolio
Intermediate Duration Portfolio
International Fixed Income Portfolio
Investment Grade Fixed Income Portfolio
Limited Duration Portfolio
Long Duration Fixed Income Portfolio
Municipal Portfolio

ADVISORY PORTFOLIOS:
Advisory Portfolio
Advisory Portfolio II

BALANCED PORTFOLIO:
Balanced Portfolio

          This SAI is not a prospectus but should be read in conjunction with the Fund’s prospectuses, each dated January 30, 2009, as may be supplemented from time to time. To obtain any of these prospectuses, please call Shareholder Services at the number indicated below.

          The Fund’s most recent annual report is a separate document supplied with this SAI and includes the Fund’s audited financial statements, including notes thereto, and the report of Ernst & Young LLP, which are incorporated by reference into this SAI.

SHAREHOLDER SERVICES: 1-800-548-7786
PRICES AND INVESTMENT RESULTS: WWW.MORGANSTANLEY.COM/IM

-i-

THE PORTFOLIOS’ INVESTMENTS AND STRATEGIES

          Each prospectus describes the investment objectives, principal investment strategies and principal risks associated with each applicable Portfolio. The Portfolios may engage in a variety of investment strategies and invest in a variety of securities and other instruments. The following tables summarize the permissible strategies and investments for each Portfolio. The tables exclude strategies and investments that Portfolios may make solely for temporary defensive purposes. More details about each strategy and investment and related risks are provided in the discussion following the tables.

EQUITY AND BALANCED PORTFOLIOS

	Mid Cap Growth Portfolio	U.S. Mid Cap Value Portfolio	U.S. Small Cap Value Portfolio	Value Portfolio	Balanced Portfolio

Strategies

Asset Allocation Management					x

Core Equity Investing					x

Emerging Market Investing	x	x	x	x	x

Fixed Income Management and Asset Allocation					x

Fixed Income Value Investing

Foreign Fixed Income Investing					x

Foreign Investing	x	x	x	x	x

Growth Stock Investing	x	x

High Yield Investing					x

International Equity Investing	x	x	x	x	x

Maturity and Duration Management					x

Mortgage Investing					x

Municipals Management

Value Investing					x

Value Stock Investing		x	x	x	x

EQUITY AND BALANCED PORTFOLIOS

	Mid Cap Growth Portfolio	U.S. Mid Cap Value Portfolio	U.S. Small Cap Value Portfolio	Value Portfolio	Balanced Portfolio

Investments

ADRs	x	x	x	x	x

Agencies	x	x	x	x	x

Asset-Backed Securities					x

Borrowing	x	x	x	x	x

Brady Bonds					x

Cash Equivalents	x	x	x	x	x

CMOs					x

Commercial Paper	x	x	x	x	x

Common Stock	x	x	x	x	x

Convertibles	x	x	x	x	x

Corporates	x	x	x	x	x

Depositary Receipts	x	x	x	x	x

Derivatives	x	x	x	x	x

Emerging Market Securities	x	x	x	x	x

Equity Securities	x	x	x	x	x

Fixed Income Securities	x	x	x	x	x

Floaters					x

Foreign Currency	x	x	x	x	x

Foreign Securities	x	x	x	x	x

EQUITY AND BALANCED PORTFOLIOS

	Mid Cap Growth Portfolio	U.S. Mid Cap Value Portfolio	U.S. Small Cap Value Portfolio	Value Portfolio	Balanced Portfolio

Forwards	x	x	x	x	x

Futures	x	x	x	x	x

High Yield Securities					x

Inverse Floaters					x

Investment Companies	x	x	x	x	x

Investment Funds					x

Investment Grade Securities	x	x	x	x	x

Limited Partnerships	x	x	x	x	x

Loan Participations and Assignments					x

Mortgage Securities					x

Municipals					x

Non-Publicly Traded Securities, Private Placements and Restricted Securities	x	x	x	x	x

Options	x	x	x	x	x

Private Investments in Public Equity	x	x	x	x	x

Preferred Stock	x	x	x	x	x

Public Bank Loans					x

REITs	x	x	x	x	x

Repurchase Agreements	x	x	x	x	x

Reverse Repurchase Agreements	x	x	x	x	x

Rights	x	x	x	x	x

Securities Lending	x	x	x	x	x

Short Selling	x	x	x	x	x

EQUITY AND BALANCED PORTFOLIOS

	Mid Cap Growth Portfolio	U.S. Mid Cap Value Portfolio	U.S. Small Cap Value Portfolio	Value Portfolio	Balanced Portfolio

SMBS					x

Structured Products	x	x	x	x	x

Swaps		x	x	x	x

U.S. Government Securities	x	x	x	x	x

Warrants	x	x	x	x	x

When, As and If Issued Securities, Delayed Delivery Securities and Forward Commitments	x	x	x	x	x

Yankee and Eurobond Obligations	x	x	x	x	x

Zero Coupons	x	x	x	x	x

FIXED INCOME PORTFOLIOS

	Core Fixed Income Portfolio	Core Plus Fixed Income Portfolio	Intermediate Duration Portfolio	International Fixed Income Portfolio	Investment Grade Fixed Income Portfolio	Limited Duration Portfolio	Long Duration Fixed Income Portfolio	Municipal Portfolio	Advisory Portfolio	Advisory Portfolio II

Strategies

Asset Allocation Management

Core Equity Investing

Emerging Market Investing		x	x	x	x	x		x	x	x

Fixed Income Management and Asset Allocation

Fixed Income Value Investing	x	x	x	x	x	x	x	x	x	x

Foreign Fixed Income Investing		x	x	x	x	x		x	x

Foreign Investing		x	x	x	x	x		x	x	x

Growth Stock Investing

High Yield Investing		x		x				x	x

International Equity Investing

Maturity and Duration Management	x	x	x	x	x	x	x	x	x	x

Mortgage Investing	x	x	x	x	x	x	x	x	x	x

Municipals Management								x

Value Investing	x	x	x	x	x	x	x	x	x	x

Value Stock Investing

FIXED INCOME PORTFOLIOS

	Core Fixed Income Portfolio	Core Plus Fixed Income Portfolio	Intermediate Duration Portfolio	International Fixed Income Portfolio	Investment Grade Fixed Income Portfolio	Limited Duration Portfolio	Long Duration Fixed Income Portfolio	Municipal Portfolio	Advisory Portfolio	Advisory Portfolio II

Investments

ADRs	x	x	x	x	x	x	x	x	x	x

Agencies	x	x	x	x	x	x	x	x	x	x

Asset-Backed Securities	x	x	x	x	x	x	x	x	x	x

Borrowing	x	x	x	x	x	x	x	x	x	x

Brady Bonds		x	x	x	x	x		x	x	x

Cash Equivalents	x	x	x	x	x	x	x	x	x	x

CMOs	x	x	x	x	x	x	x	x	x	x

Commercial Paper	x	x	x	x	x	x	x	x	x	x

Common Stock

Convertibles	x	x	x	x	x	x	x	x	x	x

Corporates	x	x	x	x	x	x	x	x	x	x

Depositary Receipts	x	x	x	x	x	x	x	x	x	x

Derivatives	x	x	x	x	x	x	x	x	x	x

Emerging Market Securities	x	x	x	x	x	x	x	x	x	x

Equity Securities

Fixed Income Securities	x	x	x	x	x	x	x	x	x	x

Floaters	x	x	x	x	x	x	x	x	x	x

Foreign Currency		x	x	x	x	x	x	x	x

Foreign Securities	x	x	x	x	x	x	x	x	x	x

Forwards		x	x	x	x	x	x	x	x	x

FIXED INCOME PORTFOLIOS

	Core Fixed Income Portfolio	Core Plus Fixed Income Portfolio	Intermediate Duration Portfolio	International Fixed Income Portfolio	Investment Grade Fixed Income Portfolio	Limited Duration Portfolio	Long Duration Fixed Income Portfolio	Municipal Portfolio	Advisory Portfolio	Advisory Portfolio II

Futures	x	x	x	x	x	x	x	x	x	x

High Yield Securities		x		x				x	x

Inverse Floaters	x	x	x	x	x	x	x	x	x	x

Investment Companies	x	x	x	x	x	x	x	x	x	x

Investment Funds

Investment Grade Securities	x	x	x	x	x	x	x	x	x	x

Limited Partnerships

Loan Participations and Assignments		x

Mortgage Securities	x	x	x	x	x	x	x	x	x	x

Municipals	x	x	x	x	x		x	x

Non-Publicly Traded Securities, Private Placements and Restricted Securities	x	x	x	x	x	x	x	x	x	x

Options	x	x	x	x	x	x	x	x	x	x

Private Investments in Public Equity

Preferred Stock	x	x	x	x	x	x	x	x	x	x

Public Bank Loans		x						x

Repurchase Agreements	x	x	x	x	x	x	x	x	x	x

Reverse Repurchase Agreements	x	x	x	x	x	x	x	x	x	x

Rights		x

Securities Lending	x	x	x	x	x	x	x	x	x	x

Short Selling	x	x	x	x	x	x	x	x	x	x

SMBS	x	x	x	x	x	x	x	x	x	x

Structured Products	x	x	x	x	x	x	x	x	x	x

FIXED INCOME PORTFOLIOS

	Core Fixed Income Portfolio	Core Plus Fixed Income Portfolio	Intermediate Duration Portfolio	International Fixed Income Portfolio	Investment Grade Fixed Income Portfolio	Limited Duration Portfolio	Long Duration Fixed Income Portfolio	Municipal Portfolio	Advisory Portfolio	Advisory Portfolio II

Swaps	x	x	x	x	x	x	x	x	x	x

U.S. Government Securities	x	x	x	x	x	x	x	x	x	x

Warrants	x

When, As and If Issued Securities, Delayed Delivery Securities and Forward Commitments	x	x	x	x	x	x	x	x	x	x

Yankee and Eurobond Obligations	x	x	x	x	x	x	x	x	x	x

Zero Coupons	x	x	x	x	x	x	x	x	x	x

INVESTMENT STRATEGIES AND RISKS

          Morgan Stanley Investment Management Inc. is the adviser (the “Adviser”) to the Fund. As used in this Section and elsewhere in this SAI, the term “Adviser” includes Morgan Stanley Investment Management Limited (the “Sub-Adviser”), as Sub-Adviser to the International Fixed Income Portfolio, as applicable.

          Asset Allocation Management: The approach of the Adviser to asset allocation management is to determine investment strategies for each asset class in a Portfolio separately, and then determine the mix of those strategies expected to maximize the return potential within each market. Strategic judgments on the mix among asset classes are based on valuation disciplines and tools for analysis which have been developed over the Adviser’s long history of managing balanced accounts.

          Tactical asset-allocation shifts are based on comparisons of prospective risks, potential returns and the likely risk-reducing benefits derived from combining different asset classes into a single portfolio. Experienced teams of equity, fixed income and international investment professionals manage the investments in each asset class.

          Core Equity Investing: The Adviser’s “core” or primary equity strategy emphasizes common stocks of large companies, with targeted investments in small company stocks that promise special growth opportunities. Depending on the Adviser’s outlook for the economy and different market sectors, the mix between value stocks and growth stocks will change.

          Emerging Market Investing: The Adviser’s approach to emerging market investing is based on the Adviser’s evaluation of both short-term and long-term international economic trends and the relative attractiveness of emerging markets and individual emerging market securities.

          As used in this SAI, an emerging market describes any country which is generally considered to be an emerging or developing country by the members of the international financial community, such as the International Bank for Reconstruction and Development (more commonly known as the World Bank) and the International Finance Corporation. There are currently over 130 countries which are generally considered to be emerging or developing countries by the international financial community, approximately 40 of which currently have stock markets. Emerging markets may include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

          Currently, investing in many emerging markets is either not feasible or very costly, or may involve unacceptable political risks. Other special risks include the possible increased likelihood of expropriation or the return to power of a communist regime which would institute policies to expropriate, nationalize or otherwise confiscate investments. A Portfolio will focus its investments on those emerging market countries in which the Adviser believes the potential for market appreciation outweighs these risks and the cost of investment. Investing in emerging markets also involves an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

          Fixed Income Management and Asset Allocation: In selecting fixed income securities for certain Portfolios, the Adviser considers the value offered by various segments of the fixed income securities market relative to cash equivalents and equity securities. The Adviser may find that certain segments of the fixed income securities market offer more or less attractive relative value when compared to equity securities or when compared to other fixed income securities.

          For example, in a given interest rate environment, equity securities may be judged to be fairly valued when compared to intermediate duration fixed income securities, but overvalued compared to long duration fixed income securities. Consequently, while a Portfolio investing only in fixed income securities may not emphasize long duration assets to the same extent, the fixed income portion of a balanced investment may invest a percentage of its assets in long duration bonds on the basis of their valuation relative to equity securities.

          Fixed Income Value Investing: The Adviser employs a value investing philosophy in the management of certain Portfolios. Bond prices and yields reflect implicit market forecasts regarding a variety of factors, such as inflation, economic growth, credit risk and prepayment risk. The Adviser uses a series of quantitative models and tools to assess and help identify situations where implicit market forecasts appear to be extremely optimistic or pessimistic. The Adviser then analyzes these findings and establishes the Portfolio’s interest rate, sector and security selection positions so as to take advantage of the most attractive of these value opportunities.

          Foreign Fixed Income Investing: The Adviser invests in foreign bonds and other fixed income securities denominated in foreign currencies, where, in the opinion of the Adviser, the combination of current yield and currency value offer attractive expected returns. When the total return opportunities in a foreign bond market appear attractive in local currency terms, but where in the Adviser’s judgment unacceptable currency risk exists, currency futures and options, forwards and swaps may be used to hedge the currency risk.

          Foreign Investing: Investors should recognize that investing in foreign bonds and foreign equities involves certain special considerations which are not typically associated with investing in domestic securities.

          As non-U.S. companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to U.S. companies, there may be less publicly available information about certain foreign securities than about U.S. securities. Foreign bonds and foreign equities may be less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States. With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. Additionally, there may be difficulty in obtaining and enforcing judgments against foreign issuers.

          Because foreign bonds and foreign equities may be denominated in foreign currencies, and because a Portfolio may temporarily hold uninvested reserves in bank deposits of foreign currencies prior to reinvestment or conversion to U.S. dollars, a Portfolio may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

          Although a Portfolio will endeavor to achieve the most favorable execution costs in its portfolio transactions in foreign securities, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodial arrangements of a Portfolio’s foreign securities will be greater than the expenses for the custodial arrangements for handling U.S. securities of equal value. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income a Portfolio receives from the companies comprising the Portfolio’s investments.

          Growth Stock Investing: This strategy involves the Adviser’s focus on common stocks that generally have higher growth rates, betas, and price/earnings ratios, and lower yields than the stock market in general as measured by an appropriate market index.

          High Yield Investing: This strategy involves investments in high yield (high risk) securities based on the Adviser’s analysis of economic and industry trends and individual security characteristics. The Adviser conducts credit analysis for each security considered for investment to evaluate its attractiveness relative to its risk. A high level of diversification is also maintained to limit credit exposure to individual issuers. See “High Yield Securities” below for further discussion of these securities, including risks.

          International Equity Investing: The Adviser’s approach to international equity investing is based on its evaluation of both short-term and long-term international economic trends and the relative attractiveness of non-U.S. equity markets and individual securities.

          The Adviser generally considers fundamental investment characteristics, the principles of valuation and diversification and a relatively long-term investment time horizon. Since liquidity will also be a consideration, emphasis will likely be influenced by the relative market capitalizations of different non-U.S. stock markets and individual securities. Portfolios seek to diversify investments broadly among both developed and newly industrializing foreign countries. Where appropriate, a Portfolio may also invest in regulated investment companies or investment funds which invest in such countries to the extent allowed by applicable law. If a Portfolio were to invest in regulated investment companies or investment funds, the Portfolio would, in addition to its own expenses, indirectly bear its ratable share of expenses (e.g., advisory and administrative fees) of the regulated investment company or investment fund.

          Maturity and Duration Management: One of two main components of the Adviser’s fixed income investment strategy is maturity and duration management. The maturity and duration structure of a Portfolio investing in fixed income securities is actively managed in anticipation of cyclical interest rate changes. Adjustments are not made in an effort to capture short-term, day-to-day movements in the market, but instead are implemented in anticipation of longer term shifts in the levels of interest rates. Adjustments made to shorten portfolio maturity and duration are made to limit capital losses during periods when interest rates are expected to rise. Conversely, adjustments made to lengthen maturity are intended to produce capital appreciation in periods when interest rates are expected to fall. The foundation for maturity and duration strategy lies in analysis of the U.S. and global economies, focusing on levels of real interest rates, monetary and fiscal policy actions, and cyclical indicators. See “Value Investing” for a description of the second main component of the Adviser’s fixed income strategy.

          About Maturity and Duration. Most debt obligations provide interest (coupon) payments in addition to a final (par) payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in the level and structure of interest rates. Traditionally, a debt security’s term-to-maturity has been used as a proxy for the sensitivity of the security’s price to changes in interest rates (which is the interest rate risk or volatility of the security). However, term-to-maturity measures only the time until a debt security provides its final payment, taking no account of the pattern of the security’s payments prior to maturity.

          Duration is a measure of the expected life of a fixed income security that was developed as a more precise alternative to the concept of term-to-maturity. Duration incorporates a bond’s yield, coupon interest payments, final maturity and call features into one measure. Duration is one of the fundamental tools used by the Adviser in the selection of fixed income securities. Duration is a measure of the expected life of a fixed income security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always shorter than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a fixed income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter the duration of the security.

          There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities generally is 30 years, but current prepayment rates are more critical in determining the securities’ interest rate exposure. In these and other similar situations, the Adviser will use sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

          Mortgage Investing: As described in the applicable prospectus, certain Portfolios may invest in mortgage-related securities. These include mortgage securities representing interests in pools of mortgage loans made by lenders such as commercial banks, savings and loan associations, mortgage bankers and others. The pools are assembled by various organizations, including the Government National Mortgage Association (“Ginnie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Federal National Mortgage Association (“Fannie Mae”), other government agencies and instrumentalities, and private issuers. It is expected that a Portfolio’s primary emphasis will be in mortgage securities issued by the various government-related organizations. However, a Portfolio may invest, without limit, in mortgage securities issued by private issuers when the Adviser deems that the quality of the investment, the quality of the issuer, and market conditions warrant such investments. Securities issued by private issuers will be rated investment grade by Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”), or be deemed by the Adviser to be of comparable investment quality.

          Municipals Management: Municipals management emphasizes a diversified portfolio of high grade municipal debt securities. These securities generally provide interest income that is exempt from federal regular income tax. However, the interest on certain types of municipal securities may be subject to the alternative minimum tax (“AMT”).

          The Adviser manages the Municipal Portfolio with the goal of maximizing its total return. This means that it may invest in taxable investments when the prospective after-tax total return on such investments is attractive, regardless of the taxable nature of income on the security. The Municipal Portfolio also may invest in taxable investments such as U.S. Governments, agencies, corporates, cash equivalents, preferred stocks, mortgage securities, asset-backed securities, floaters and inverse floaters.

          Value Investing: One of two primary components of the Adviser’s fixed income strategy is value investing. The Adviser seeks to identify undervalued sectors and securities through analysis of credit quality, option characteristics and liquidity. Quantitative models are used in conjunction with judgment and experience to evaluate and select securities with embedded put or call options which are attractive on a risk- and option-adjusted basis. Successful value investing will permit a Portfolio to benefit from the price appreciation of individual securities during periods when interest rates are unchanged.

          Value Stock Investing: This strategy involves investing primarily in common stocks that it believes are undervalued relative to the stock market in general as measured by an appropriate market index. The Adviser determines value using a variety of measures, including price/earnings and price/book ratios. Value stocks generally pay dividends, but the Adviser may select non-dividend paying stocks for their value characteristics.

INVESTMENTS AND RISKS

          ADRs: American Depositary Receipts (“ADRs”) are dollar-denominated securities which are listed and traded in the United States, but which represent claims to shares of foreign stocks. They are treated as U.S. equity securities for purposes of the Portfolios’ investment policies. ADRs may be either sponsored or unsponsored. Sponsored ADRs are established jointly by a depositary and the underlying issuer, whereas unsponsored ADRs may be established by a depositary without participation by the underlying issuer. Holders of unsponsored ADRs generally bear all the costs associated with establishing unsponsored ADRs. In addition, the issuers of the securities underlying unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the ADRs. ADRs also include American Depositary Shares.

          Agencies: Agencies are fixed income securities issued or guaranteed by federal agencies and U.S. Government sponsored instrumentalities. They may or may not be backed by the full faith and credit of the U.S. Government. If they are not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank and others. Certain debt issued by Resolution Funding Corporation has both its principal and interest backed by the full faith and credit of the U.S. Treasury in that its principal is defeased by U.S. Treasury zero coupon issues, while the U.S. Treasury is explicitly required to advance funds sufficient to pay interest on it, if needed. Certain agencies and instrumentalities, such as Ginnie Mae, are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make “indefinite and unlimited” drawings on the Treasury if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Fannie Mae, are not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist them in meeting their debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System, are federally chartered institutions under U.S. Government supervision, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S. Government. Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration and The Tennessee Valley Authority.

          An instrumentality of the U.S. Government is a government agency organized under federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and Fannie Mae.

          Asset-Backed Securities: Asset-backed securities are securities secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt. Credit support for asset-backed securities may be based on the underlying assets and/or provided by a third party through credit enhancements. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees (which are generally provided by the issuer), senior-subordinated structures and over-collateralization.

          Asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts for a certain period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with the mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holders.

          There may be a limited secondary market for certain of the asset-backed securities in which the Fund invests.

          Borrowing. Each Portfolio is permitted to borrow money from banks in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”), or the rules and regulations promulgated by the United States Securities and Exchange Commission (“SEC”) thereunder. Currently, the 1940 Act permits a fund to borrow money from banks in an amount up to 33⅓% of its total assets (including the amount borrowed) less its liabilities (not including any borrowings but including the fair market value at the time of computation of any other senior securities then outstanding). Each Portfolio may also borrow an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes such as clearance of portfolio transactions. Each Portfolio will only borrow when the Adviser believes that such borrowings will benefit the Portfolio after taking into account considerations such as interest income and possible gains or losses upon liquidation. Each Portfolio will maintain asset coverage in accordance with the 1940 Act.

          Borrowing by a Portfolio creates an opportunity for increased net income but, at the same time, creates special risks. For example, leveraging may exaggerate changes in and increase the volatility of the net asset value of Portfolio shares. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s portfolio securities. The use of leverage also may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to maintain asset coverage.

          In general, each Portfolio may not issue any class of senior security, except that each Portfolio may (i) borrow from banks, provided that immediately following any such borrowing there is an asset coverage of at least 300%

for all Portfolio borrowings and in the event such asset coverage falls below 300% the Portfolio will within three days or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%, and (ii) engage in trading practices which could be deemed to involve the issuance of a senior security, including but not limited to options, futures, forward contracts and reverse repurchase agreements, provided that the Portfolio earmarks or segregates liquid assets in accordance with applicable SEC regulations and interpretations.

          Brady Bonds: Brady Bonds are both Emerging Market Securities and Foreign Fixed Income Securities. They are created by exchanging existing commercial bank loans to foreign entities for new obligations for the purpose of restructuring the issuers’ debts under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Bonds have been issued fairly recently and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated). They are actively traded in the over-the-counter secondary market. A Portfolio will only invest in Brady Bonds consistent with quality specifications.

          Dollar-denominated, collateralized Brady Bonds may be fixed rate par bonds or floating rate discount bonds. These Brady Bonds are generally collateralized in full as to principal due at maturity by U.S. Treasury Zero Coupon Obligations having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized.

          Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury Zero Coupon Obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments due on the Brady Bonds in the normal course. In light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds generally are viewed as speculative.

          Cash Equivalents: Cash equivalents are short-term fixed income securities comprising:

          (1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers’ acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

          Each Portfolio may invest in obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars) and U.S. branches of foreign banks (Yankee dollars). Euro and Yankee dollar investments will involve some of the same risks of investing in international securities that are discussed in various foreign investing sections of this SAI.

          A Portfolio will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation and (iii) in the case of foreign branches of U.S. banks, the security is deemed by the Adviser to be of an investment quality comparable with other debt securities which the Portfolio may purchase.

          (2) Each Portfolio may invest in commercial paper (see below) rated at time of purchase by one or more nationally recognized statistical rating organizations (“NRSRO”) in one of their two highest categories (e.g., A-l or A-2 by Standard & Poor’s or Prime 1 or Prime 2 by Moody’s) or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated high-grade by a NRSRO (e.g., A or better by Moody’s, Standard & Poor’s or Fitch IBCA, Inc. (“Fitch”));

          (3) Short-term corporate obligations rated high-grade at the time of purchase by a NRSRO (e.g., A or better by Moody’s, Standard & Poor’s or Fitch);

          (4) U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

          (5) Government Agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Farm Credit Banks, Federal Intermediate Credit Bank, Fannie Mae, Federal Financing Bank, the Tennessee Valley Authority and others; and

          (6) Repurchase agreements collateralized by the securities listed above.

          Commercial Paper. Commercial paper refers to short-term fixed income securities with maturities ranging from 1 to 270 days. They are primarily issued by corporations needing to finance large amounts of receivables, but may be issued by banks and other borrowers. Commercial paper is issued either directly or through broker-dealers, and may be discounted or interest-bearing. Commercial paper is unsecured, but is almost always backed by bank lines of credit. Virtually all commercial paper is rated by Moody’s or Standard & Poor’s.

          Commercial paper rated A-1 by Standard & Poor’s has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated “A” or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer’s industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer’s commercial paper is A-1, A-2 or A-3.

          The rating Prime-1 is the highest commercial paper rating assigned by Moody’s. Among the factors considered by Moody’s in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

          CMOs: Collateralized mortgage obligations (“CMOs”) are Derivatives structured as debt obligations or multiclass pass-through certificates. CMOs are issued by agencies or instrumentalities of the U.S. Government or by private originators or investors in mortgage loans. They are backed by mortgage securities (discussed below) or whole loans (all such assets, the “Mortgage Assets”) and are evidenced by a series of bonds or certificates issued in multiple classes. Each class of a CMO, often referred to as a “tranche,” may be issued with a specific fixed or floating coupon rate and has a stated maturity or final scheduled distribution date. The principal and interest on the underlying Mortgage Assets may be allocated among the several classes of a series of CMOs in many ways. Interest is paid or accrues on CMOs on a monthly, quarterly or semi-annual basis.

          CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing. CMOs that are issued by private sector entities and are backed by assets lacking a guarantee of an entity having the credit status of a governmental agency or instrumentality are generally structured with one or more types of credit enhancement as described below. An issuer of CMOs may elect to be treated for federal income tax purposes as a real estate mortgage investment conduit (a “REMIC”). An issuer of CMOs issued after 1991 must elect to be treated as a REMIC or it will be taxed as a corporation under rules regarding taxable mortgage pools.

          The principal and interest on the Mortgage Assets may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to prevailing market yields on Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage-related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final scheduled distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile. In addition, some inverse floating rate obligation CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of these CMOs is sensitive not only to changes in interest rates, but also to changes in prepayment rates on the related underlying Mortgage Assets.

          Included within the category of CMOs are PAC Bonds. PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payments, provided that, among other things, the actual prepayment experience on the underlying Mortgage Assets falls within a predefined range. If the actual prepayment experience on the underlying Mortgage Assets is faster or slower than the predefined range or if deviations from other assumptions occur, payments on the PAC Bond may be earlier or later than predicted and the yield may rise or fall. The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted. Because of these features, PAC Bonds generally are less subject to the risk of prepayment than are other types of mortgage-related securities.

          Certain Portfolios may invest in inverse floating rate obligations (“inverse floaters”). Inverse floaters are classes of CMOs that have coupon rates that vary inversely (sometimes at a multiple) to another specified floating rate such as LIBOR (London Inter-Bank Offered Rate). If the specified reference rate rises, the coupon rate of the inverse floater falls, while a decrease in the referenced rate causes an increase in the inverse floater coupon rate. Inverse floaters are extremely sensitive to prepayment levels as well as changes in interest rate levels. As a result, higher or lower rates of prepayment than that anticipated and/or adverse changes in interest rates could cause inverse floaters to decline in value substantially.

          Risks. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, the Adviser seeks to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

          Like bonds in general, mortgage securities will generally decline in price when interest rates rise. Rising interest rates also tend to discourage refinancings of home mortgages with the result that the average life of mortgage securities that a Portfolio holds may be lengthened. This extension of average life causes the market price of the securities to decrease further than if their average lives were fixed. In part to compensate for these risks, mortgages will generally offer higher yields than comparable bonds. However, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk because additional mortgage prepayments must be reinvested at lower interest rates.

          Commercial Paper: See Cash Equivalents.

          Common Stock: Common stocks are equity securities representing an ownership interest in a corporation, entitling the shareholder to voting rights and receipt of dividends paid based on proportionate ownership.

          Convertibles: Convertibles may be considered either equity securities or fixed income securities. They are commonly Corporates (as defined below) or preferred stocks which may be exchanged for a fixed number of shares of common stock at the purchaser’s option. Convertibles may be viewed as an investment in the convertible security or the security into which it may be exchanged. Therefore, the Fund’s Equity, Fixed Income and Balanced Portfolios may all purchase convertibles.

          Corporates: Corporate bonds (“Corporates”) are fixed income securities issued by private corporations. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder. A Portfolio will buy Corporates subject to any quality constraints. If a Portfolio holds a security that is downgraded, the Portfolio may retain the security if the Adviser deems retention of the security to be in the best interests of the Portfolio.

          Depositary Receipts: Depositary receipts are Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) and other similar types of depositary shares. Depositary receipts are securities that can be traded in U.S. or foreign securities markets but which represent ownership interests in a security or pool of securities by a foreign or U.S. corporation. Depositary receipts may be sponsored or unsponsored. The depositary of unsponsored depositary receipts may provide less information to receipt holders.

          Holders of unsponsored GDRs and EDRs generally bear all the costs associated with establishing the unsponsored GDRs and EDRs. The depositary of unsponsored GDRs and EDRs is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored GDRs and EDRs voting rights with respect to the deposited securities or pool of securities. GDRs and EDRs are not necessarily denominated in the same currency as the underlying securities to which they may be connected. Generally, GDRs or EDRs in registered form are designed for use in the U.S. securities market and GDRs or EDRs in bearer form are designed for use in securities markets outside the United States. Portfolios may invest in sponsored and unsponsored GDRs and EDRs. For purposes of the Fund’s investment policies, a Portfolio’s investments in GDRs or EDRs will be deemed to be investments in the underlying securities.

          Derivatives: Derivatives are financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivatives may include the following instruments, each of which is described in this SAI: CMOs, Forwards, Futures, Inverse Floaters, Options, SMBS, Structured Investments, Structured Notes and Swaps.

          A Portfolio may enter into OTC Derivatives transactions with counterparties approved by the Adviser in accordance with guidelines established by the Fund’s Board of Trustees (the “Board”).

          When a Portfolio engages in certain types of derivatives transactions, including certain forwards, futures, options and mortgage derivatives, it will have to segregate cash and/or liquid securities to cover its obligations. At certain levels, this can cause a Portfolio to lose flexibility in managing its investments properly, responding to shareholder redemption requests, or meeting other obligations. A Portfolio in that position could be forced to sell other securities that it wanted to retain or to realize unintended gains or losses.

          Emerging Market Securities: An emerging market security is one issued by a foreign government or private issuer that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market or developing country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in an emerging market or (iii) it is organized under the laws of, or has a principal office in, an emerging market or developing country. Based on these criteria it is possible for a security to be considered issued by an issuer in more than one country. Therefore, it is possible for the securities of any issuer that has one or more of these characteristics in connection with any emerging market or developing country not to be considered an emerging market security if it has one or more of these characteristics in connection with a developed country.

          Emerging market describes any country which is generally considered to be an emerging or developing country by major organizations in the international financial community, such as the International Bank for Reconstruction and Development (more commonly known as the World Bank) and the International Finance Corporation. Emerging markets can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

          The economies of individual emerging market or developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

          Prior governmental approval for foreign investments may be required under certain circumstances in some emerging market or developing countries, and the extent of foreign investment in certain fixed income securities and domestic companies may be subject to limitations in other emerging market or developing countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging market or developing countries to prevent, among other concerns, violation of foreign investment limitations. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental registration or approval for such repatriation. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.

          Investment in emerging market or developing countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer’s poor or deteriorating financial condition may increase the likelihood that the investing Portfolio will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud. Emerging market or developing countries also pose the risk of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) that could adversely affect the economies of such countries or the value of a Portfolio’s investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the United States.

          Portfolios that invest in emerging markets may also be exposed to an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

          Equity Securities: Equity securities generally represent an ownership interest in an issuer, or may be convertible into or represent a right to acquire an ownership interest in an issuer. While there are many types of equity securities, prices of all equity securities will fluctuate. Economic, political and other events may affect the prices of broad equity markets. For example, changes in inflation or consumer demand may affect the prices of equity securities generally in the United States. Similar events also may affect the prices of particular equity securities. For example, news about the success or failure of a new product may affect the price of a particular issuer’s equity securities. Equity securities include the following types of instruments, each of which is described in this SAI: ADRs, Common Stock, Convertibles, Investment Companies, Preferred Stock, Limited Partnership Interests, Rights and Warrants.

          Fixed Income Securities: Fixed income securities generally represent an issuer’s obligation to repay to the investor (or lender) the amount borrowed plus interest over a specified time period. A typical fixed income security specifies a fixed date when the amount borrowed (principal) is due in full, known as the maturity date, and specifies dates when periodic interest (coupon) payments will be made over the life of the security.

          Fixed income securities come in many varieties and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (e.g., conversion rights). Prices of fixed income securities fluctuate and, in particular, are subject to several key risks including, but not limited to, interest rate risk, credit risk, prepayment risk, and spread risk. Fixed income securities include the following types of instruments, each of which is described in this SAI: Agencies, Asset-Backed Securities, Cash Equivalents, Convertibles, Corporates, Floaters, High Yield Securities, Inverse Floaters, Loan Participations and Assignments, Mortgage Securities, Municipals, Preferred Stock, Public Bank Loans, Repurchase Agreements, U.S. Government Securities, When, As and If Issued Securities, Delayed Delivery and Forward Commitments, Yankee and Eurodollar Obligations and Zero Coupons.

          Interest rate risk arises due to general changes in the level of market rates after the purchase of a fixed income security. Generally, the values of fixed income securities vary inversely with changes in interest rates. During periods of falling interest rates, the values of most outstanding fixed income securities generally rise and during periods of rising interest rates, the values of most fixed income securities generally decline. While fixed income securities with longer final maturities often have higher yields than those with shorter maturities, they usually possess greater price sensitivity to changes in interest rates and other factors. Traditionally, the remaining term to maturity has been used as a barometer of a fixed income security’s sensitivity to interest rate changes. This measure, however, considers only the time until the final principal payment and takes no account of the pattern or amount of principal or interest payments prior to maturity. Duration combines consideration of yield, coupon, interest and principal payments, final maturity, and call (prepayment) features. Duration measures the likely percentage change in a fixed income security’s price for a small parallel shift in the general level of interest rates; it is also an estimate of the weighted average life of the remaining cash flows of a fixed income security. In almost all cases, the duration of a fixed income security is shorter than its term to maturity.

          Credit risk, also known as default risk, represents the possibility that an issuer may be unable to meet scheduled interest and principal payment obligations. It is most often associated with corporate bonds, although it can be present in other fixed income securities, as well (note that the market generally assumes that obligations of the U.S. Treasury are free from credit risk). Credit ratings and quantitative models attempt to measure the degree of credit risk in fixed income securities, and provide insight as to whether prevailing yield spreads afford sufficient compensation for such risk. Other things being equal, fixed income securities with high degrees of credit risk should trade in the market at lower prices (and higher yields) than fixed income securities with low degrees of credit risk.

          Prepayment risk, also known as call risk, arises due to the issuer’s ability to prepay all or most of the fixed income security prior to the stated final maturity date. Prepayments generally rise in response to a decline in interest rates as debtors take advantage of the opportunity to refinance their obligations. This risk is often associated with mortgage securities where the underlying mortgage loans can be refinanced, although it can also be present in corporate or other types of bonds with call provisions. When a prepayment occurs, a Portfolio may be forced to reinvest in lower yielding fixed income securities. Quantitative models are designed to help assess the degree of prepayment risk, and provide insight as to whether prevailing yield spreads afford sufficient compensation for such risk.

          Spread risk is the potential for the value of a Portfolio’s assets to fall due to the widening of spreads. Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference (or “spread”) between the yield of a security and the yield of a benchmark, such as a U.S. Treasury security with a comparable maturity, measures the additional interest paid for credit risk. As the spread on a security widens (or increases), the price (or value) of the security falls. Spread widening may occur, among other reasons, as a result of market concerns over the stability of the market, excess supply, general credit concerns in other markets, security- or market-specific credit concerns or general reductions in risk tolerance.

          Economic, political and other events also may affect the prices of broad fixed income markets, although the risks associated with such events are transmitted to the market via changes in the prevailing levels of interest rates, credit risk, prepayment risk or spread risk.

          Floaters: Floaters are fixed income securities with a floating or variable rate of interest, i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain floating or variable rate obligations may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floating or variable rate obligations represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under the various foreign investing sections.

          Foreign Currency: Certain Portfolios investing in foreign securities will regularly transact security purchases and sales in foreign currencies. These Portfolios may hold foreign currency or purchase or sell currencies on a forward basis. See Forwards, below.

          Foreign currency warrants. Portfolios may invest in foreign currency warrants, which entitle the holder to receive from the issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time.

          Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen or the Euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges.

          Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case where the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.

          Foreign currency warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to complex political or economic factors.

          Principal exchange rate linked securities. Principal exchange rate linked securities are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” principal exchange rate linked securities are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

          Performance indexed paper. Performance indexed paper is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

          Foreign Securities: Foreign securities include Brady Bonds, Depositary Receipts, Emerging Market Securities, Foreign Currency, Foreign Equity Securities (defined below), Foreign Fixed Income Securities (defined below) and Investment Funds. Investing in foreign securities involves certain special risks not typically associated with investing in domestic securities. Since the securities of foreign issuers are frequently denominated in foreign currencies, and since the Portfolios may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Portfolios will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. Certain Portfolios may enter into forward foreign currency exchange contracts to hedge their respective holdings and commitments against changes in the level of future currency rates. See Forwards, below. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

          As non-U.S. companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic issuers, there may be less publicly available information about certain foreign securities than about domestic securities. Securities of some foreign issuers are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed issuers than in the United States. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

          Although the Portfolios will endeavor to achieve most favorable execution costs in their portfolio transactions, fixed commissions on many foreign exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodian arrangements of the Portfolio’s foreign securities will be somewhat greater than the expenses for the custodian arrangements for handling U.S. securities of equal value.

          Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries. However, these foreign withholding taxes are not expected to have a significant impact on those Portfolios for which the investment objective is to seek long-term capital appreciation and any income should be considered incidental.

          The Adviser considers an issuer to be from a particular country or geographic region if (i) its principal securities trading market is in that country or geographic region; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in that country or geographic region; or (iii) it is organized under the laws of, or has a principal office in that country or geographic region. By applying these tests, it is possible that a particular company could be deemed to be from more than one country or geographic region.

          Foreign Equity Securities. Foreign equity securities are equity securities of foreign issuers denominated in foreign currency and traded primarily in non-U.S. markets, including Depositary Receipts.

          Foreign Fixed Income Securities. Foreign fixed income securities are fixed income securities which may be U.S. dollar denominated or denominated in a foreign currency, which include: (1) obligations issued or guaranteed by foreign national governments, their agencies, instrumentalities, or political subdivisions; (2) debt securities issued, guaranteed or sponsored by supranational organizations established or supported by several national governments, including the World Bank, the European Community, the Asian Development Bank and others; (3) non-government foreign corporate debt securities; and (4) foreign mortgage securities and various other mortgages and asset-backed securities.

          Forwards: Forward Foreign Currency Exchange Contracts (“Forwards”) are derivatives which may be used to protect against uncertainty in the level of future foreign exchange rates or to gain or modify exposure to a particular currency. In addition, a Portfolio may use cross-hedging or proxy hedging with respect to currencies in which the Portfolio has or expects to have portfolio or currency exposure. Forwards are an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Such contracts do not eliminate fluctuations caused by changes in the local currency prices of the securities, but rather, they establish an exchange rate at a future date.

          Also, although such contracts can minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized.

          A Portfolio may use Forwards in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities denominated in foreign currencies (transaction hedge) or to lock in the U.S. dollar value of portfolio positions (position hedge). In addition, a Portfolio may cross hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Portfolio has or expects to have portfolio exposure. Portfolios may also engage in proxy hedging, which is defined as entering into positions in one currency to hedge investments denominated in another currency, where the two currencies are economically linked. A Portfolio’s entry into Forwards, as well as any use of cross or proxy hedging techniques, will generally require the Portfolio to hold liquid securities or cash equal to the Portfolio’s obligations in a segregated account throughout the duration of the contract.

          A Portfolio may also combine Forwards with investments in securities denominated in other currencies in order to achieve desired credit and currency exposures. Such combinations are generally referred to as “synthetic” securities. For example, in lieu of purchasing a foreign bond, a Portfolio may purchase a U.S. dollar-denominated security and at the same time enter into a forward contract to exchange U.S. dollars for the contract’s underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, a Portfolio may be able to lock in the foreign currency value of the security and adopt a synthetic investment position reflecting the credit quality of the U.S. dollar-denominated security.

          Risks. Forwards are not traded on contract markets regulated by the SEC or the Commodity Futures Trading Commission (“CFTC”). They are traded through financial institutions acting as market-makers. Portfolios that trade Forwards could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with them.

          Forwards may be traded on foreign exchanges. These transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Portfolio’s ability to act upon economic events occurring in foreign markets during non business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume.

          Currency hedging strategies involve certain other risks as well. There is a risk in adopting a transaction hedge or position hedge to the extent that the value of a security denominated in foreign currency is not exactly matched with a Portfolio’s obligation under the Forward. On the date of maturity, a Portfolio may be exposed to some risk of loss from fluctuations in that currency. Although the Adviser will attempt to hold such mismatching to a minimum, there can be no assurance that the Adviser will be able to do so. For proxy hedges, cross hedges or a synthetic position, there is an additional risk in that these transactions create residual foreign currency exposure. When a Portfolio enters into Forwards for purposes of creating a position hedge, transaction hedge, cross hedge or a synthetic security, it will generally be required to hold liquid securities or cash in a segregated account with a daily value at least equal to its obligation under the Forward. See also “Leverage” above for a description of leverage risk.

          Futures: Futures contracts and options on futures contracts (“Futures”) are derivatives. Each Portfolio may invest in Futures. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts, which are standardized as to maturity date and underlying financial instrument, are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act (“CEA”) by the CFTC.

          Although Futures by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold” or “selling” a contract previously “purchased”) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

          Futures traders are required to make a good faith margin deposit in cash or acceptable securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying securities) if it is not terminated prior to the specified delivery date. Minimum initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on the basis of margin deposits that may range upward from less than 5% of the value of the contract being traded. A Portfolio’s margin deposits will be placed in a segregated account maintained by the Fund’s custodian or with a futures commission merchant as approved by the Board.

          After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. A Portfolio expects to earn interest income on its margin deposits.

          Traders in futures contracts may be broadly classified as either “hedgers” or “speculators.” Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the value of the underlying securities.

          Although techniques other than the sale and purchase of futures contracts could be used to control a Portfolio’s exposure to market fluctuations, the use of Futures may be a more effective means of hedging this exposure. While the Portfolios will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

          Limitations on Futures Contracts. The CFTC eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment adviser to the company claims an exclusion from regulation as a commodity pool operator. In connection with its management of the Fund, the Adviser has claimed such an exclusion from registration as a commodity pool operator under the CEA. Therefore, it is not subject to the registration and regulatory requirements of the CEA. Therefore, there are no limitations on the extent to which a Portfolio may engage in non-hedging transactions involving futures and options thereon except as set forth in a Portfolio’s prospectus or this SAI. There is no overall limitation on the percentage of a Portfolio’s net assets which may be subject to a hedge position.

          Risks. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to make delivery of the instruments underlying interest rate futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on a Portfolio’s ability to effectively hedge. A Portfolio will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

          The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. A Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

          A Portfolio’s use of futures involves the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the Portfolio securities being hedged. It is also possible that a Portfolio could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk that a Portfolio could lose margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. See also “Leverage Risks” below for a description of leverage risk.

          Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit the Portfolio’s ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of the Fund’s transactions effected on foreign exchanges.

          High Yield Securities: High yield securities are fixed income securities, generally Corporates, Preferred Stocks and Convertibles, rated Ba through C by Moody’s or BB through D by Standard & Poor’s, and unrated fixed income securities considered to be of equivalent quality. Securities rated less than Baa by Moody’s or BBB by Standard & Poor’s are classified as non-investment grade securities and are commonly referred to as “junk bonds” or high yield, high risk securities. Such securities carry a high degree of risk and are considered speculative by the major credit rating agencies. See Appendix B for more information about fixed income security ratings. Investment grade securities that a Portfolio holds may be downgraded to below investment grade by the rating agencies. If a Portfolio holds a security that is downgraded, the Portfolio may choose to retain the security.

          While fixed income securities rated below investment grade offer high yields, they also normally carry with them a greater degree of risk than securities with higher ratings. Lower-rated bonds are considered speculative by traditional investment standards. High yield securities may be issued as a consequence of corporate restructuring or similar events. Also, high yield securities are often issued by smaller, less credit worthy companies, or by highly leveraged (indebted) firms, which are generally less able than more established or less leveraged firms to make scheduled payments of interest and principal. High yield securities issued under these circumstances pose substantial risks. The price movement of high yield securities is influenced less by changes in interest rates and more by the financial and business position of the issuing corporation when compared to investment grade bonds. Compared with investment grade securities, the values of high yield securities tend to be more volatile and may react with greater sensitivity to changes in interest rates.

          The high yield market is subject to credit risk. Default rates and recoveries fluctuate, driven by numerous factors including the general economy. In addition, the secondary market for high yield securities is generally less liquid than that for investment grade corporate securities. In periods of reduced market liquidity, high yield bond prices may become more volatile, and both the high yield market and a Portfolio may experience sudden and substantial price declines.

          A lower level of liquidity might have an effect on a Portfolio’s ability to value or dispose of such securities. Also, there may be significant disparities in the prices quoted for high yield securities by various dealers. Under such conditions, a Portfolio may find it difficult to value its securities accurately. A Portfolio may also be forced to sell securities at a significant loss in order to meet shareholder redemptions. These factors add to the risks associated with investing in high yield securities.

          High yield bonds may also present risks based on payment expectations. For example, high yield bonds may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return for investors.

          Certain types of high yield bonds are non-income paying securities. For example, zero coupons pay interest only at maturity and payment-in-kind bonds pay interest in the form of additional securities. Payment in the form of additional securities, or interest income recognized through discount accretion, will, however, be treated as ordinary income which will be distributed to shareholders even though the Portfolio does not receive periodic cash flow from these investments.

          Inverse Floaters: Inverse floating rate obligations (“Inverse Floaters”) are fixed income securities which have coupon rates that vary inversely to another specified floating rate, such as LIBOR (London Inter-Bank Offered Rate). If the specified reference rate rises, the coupon rate of the inverse floater falls, while a decrease in the reference rate causes an increase in the inverse floater’s coupon rate. Inverse Floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity. Inverse floater CMOs exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. Some inverse floater CMOs are extremely sensitive to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets.

          Investment Companies: Investment companies are equity securities and include open-end, closed-end and unregistered investment companies. The 1940 Act generally prohibits a Portfolio from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Portfolio’s total assets in any one investment company and no more than 10% in any combination of investment companies. The 1940 Act also prohibits the Portfolios from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company.

          To the extent a Portfolio invests a portion of its assets in investment companies, those assets will be subject to the expenses of the investment company as well as to the expenses of the Portfolio itself. A Portfolio may not purchase shares of any affiliated investment company except as permitted by SEC rule or order.

          Investment Funds: Some emerging market countries have laws and regulations that currently preclude or limit direct foreign investment in the securities of their companies. However, certain emerging market countries through investment funds permit indirect foreign investment in the securities of companies listed and traded on the stock exchanges in these countries. Portfolios that may invest in these Investment Funds are subject to applicable law as discussed under Investment Restrictions and will invest in such Investment Funds only where appropriate given that the Portfolio’s shareholders will bear indirectly the layer of expenses of the underlying investment funds in addition to their proportionate share of the expenses of the Portfolio. Under certain circumstances, an investment in an Investment Fund will be subject to the additional limitations that apply to investments in investment companies.

          Investment Grade Securities: Investment grade securities are fixed income securities that are (a) rated by one or more NRSROs in one of the four highest rating categories at the time of purchase (e.g., AAA, AA, A or BBB by Standard & Poor’s or Fitch or Aaa, Aa, A or Baa by Moody’s); (b) guaranteed by the U.S. Government or a private issuer; or (c) considered by the Adviser to be investment grade quality. Securities rated BBB or Baa represent the lowest of four levels of investment grade securities and are regarded as borderline between definitely sound obligations and those in which the speculative element begins to predominate. Securities rated A or higher are considered to be “high grade.” Any Portfolio is permitted to hold investment grade securities or “high grade” securities, and may hold unrated securities if the Adviser considers the risks involved in owning that security to be equivalent to the risks involved in holding an investment grade security or “high grade” security, respectively. The Adviser may retain securities if their ratings fall below investment grade if it deems retention of the security to be in the best interests of the Portfolio.

          Mortgage securities, including mortgage pass-throughs and CMOs, deemed investment grade by the Adviser, will either carry a guarantee from an agency or instrumentality of the U.S. Government or a private issuer of the timely payment of principal and interest (such guarantees do not extend to the market value of such securities or the net asset value per share of the Portfolio) or, in the case of unrated securities, be sufficiently seasoned that they are considered by the Adviser to be investment grade quality.

          Leverage Risks: Certain transactions may give rise to a form of leverage. To mitigate leveraging risk, the Portfolios will earmark liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s portfolio securities.

          Limited Partnerships: A limited partnership interest entitles a Portfolio to participate in the investment return of the partnership’s assets as defined by the agreement among the partners. As a limited partner, a Portfolio generally is not permitted to participate in the management of the partnership. However, unlike a general partner whose liability is not limited, a limited partner’s liability generally is limited to the amount of its commitment to the partnership.

          Loan Participations and Assignments: Loan participations and assignments are fixed income securities. A Portfolio may invest in fixed rate and floating rate loans (“Loans”) arranged through private negotiations between an issuer of sovereign debt obligations (see below) and one or more financial institutions (“Lenders”). A Portfolio’s investments in Loans are expected in most instances to be in the form of participation in Loans (“Participations”) and assignments of all or a portion of Loans (“Assignments”) from third parties. In the case of a Participation, a Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. If a Lender selling a Participation becomes insolvent, a Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation. Even under such a structure, in the event of the Lender’s insolvency, the Lender’s servicing of the Participation may be delayed and the assignability of the Participation may be impaired. A Portfolio will acquire Participations only if the Lender interpositioned between the Portfolio and the borrower is determined by the Adviser to be creditworthy.

          When a Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, the Portfolio anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Portfolio’s ability to dispose of particular Assignments or Participations when necessary to meet the Portfolio’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Portfolio to assign a value to those securities for purposes of valuing the Portfolio’s holdings and calculating its net asset value.

          Participations and Assignments involve a risk of loss in case of default or insolvency of the borrower. In addition, they may offer less legal protection to a Portfolio in the event of fraud or misrepresentation and may involve a risk of insolvency of the Lender. Certain Participations and Assignments may also include standby financing commitments that obligate the investing Portfolio to supply additional cash to the borrower on demand. Participations involving emerging market country issuers may relate to Loans as to which there has been or currently exists an event of default or other failure to make payment when due, and may represent amounts owed to Lenders that are themselves subject to political and economic risks, including the risk of currency devaluation, expropriation, or failure. Those Participations and Assignments present additional risk of default or loss.

          Sovereign Debt. Debt obligations known as “sovereign debt” are obligations of governmental issuers in emerging market countries and industrialized countries.

          Certain emerging market countries are among the largest debtors to commercial banks and foreign governments. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when due in accordance with the terms of such obligations.

          A governmental entity’s willingness or ability to repay principal and pay interest due in a timely manner may be affected by, among other factors, its cash flow situations, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government’s dependence on expected disbursements from third parties, the government’s policy toward the International Monetary Fund and the political constraints to which a government may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a debtor’s implementation of economic reforms or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the government debtor, which may further impair such debtor’s ability or willingness to timely service its debts. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements. The issuers of the government debt securities in which a Portfolio may invest have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. There can be no assurance that the Brady Bonds and other foreign governmental debt securities in which the Portfolio may invest will not be subject to similar restructuring arrangements or to requests for new credit, which may adversely affect the Portfolio’s holdings. See also, Brady Bonds. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

          Mortgage Securities: Mortgage-backed securities (“Mortgage Securities”) are fixed income securities representing an ownership interest in a pool of residential and commercial mortgage loans. Generally, these securities are designed to provide monthly payments of interest and principal to the investor. The mortgagee’s monthly payments to his/her lending institution are passed through to investors such as the Portfolio. Most issuers or poolers provide guarantees of payments, regardless of whether the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit, collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuer. The pools are assembled by various governmental, government-related and private organizations. Portfolios may invest in securities issued or guaranteed by Ginnie Mae, Freddie Mac, Fannie Mae, private issuers and other government agencies. There can be no assurance that the private insurers can meet their obligations under the policies. Mortgage securities issued by non-agency issuers, whether or not such securities are subject to guarantees, may entail greater risk. If a Portfolio purchases a mortgage security that does not have an issuer-provided guarantee, the security will be rated investment grade at the time of purchase by one or more NRSROs, or, if unrated, deemed by the Adviser to be of equivalent quality.

          A mortgage-backed bond is a collateralized debt security issued by a thrift or financial institution. The bondholder has a first priority perfected security interest in collateral, usually consisting of agency mortgage pass-through securities, although other assets, including U.S. Treasuries (including zero coupon U.S. Treasuries), agencies, cash equivalent securities, whole loans and corporate bonds, may qualify. The amount of collateral must be continuously maintained at levels from 115% to 150% of the principal amount of the bonds issued, depending on the specific issue structure and collateral type. See “Leverage Risks” above for a description of leverage risk.

          Average Life. The average life of pass-through pools varies with the maturities, coupon rates, and type of the underlying mortgage instruments. In addition, a pool’s term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions.

          Returns of Mortgage Securities. Yields on mortgage pass-through securities are typically quoted based on a prepayment assumption derived from the coupon and maturity of the underlying instruments. Actual prepayment experience may cause the realized return to differ from the assumed yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the realized returns of the Portfolios. The compounding effect from reinvestment of monthly payments received by each Portfolio will increase its return to shareholders, compared to bonds that pay interest semi-annually.

          About Mortgage Securities. Interests in pools of mortgage securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments resulting from the sale of the underlying property, refinancing or foreclosure net of fees or costs which may be incurred. Some mortgage securities are described as “modified pass-through.” These securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make payment.

          Residential Mortgage-Backed Securities. Pools consist of whole mortgage loans or participation in loans. The majority of these loans are made to purchasers of 1-4 family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate fixed-term mortgages, the Portfolios may purchase pools of adjustable rate mortgages (“ARM”), growing equity mortgages (“GEM”), graduated payment mortgages (“GPM”) and other types where the principal and interest payment procedures vary. ARMs are mortgages which reset the mortgage’s interest rate with changes in open market interest rates. The Portfolios’ interest income will vary with changes in the applicable interest rate on pools of ARMs. GPM and GEM pools maintain constant interest rates, with varying levels of principal repayment over the life of the mortgage. These different interest and principal payment procedures should not impact the

Portfolios’ net asset values since the prices at which these securities are valued each day will reflect the payment procedures.

          All poolers apply standards for qualifications to local lending institutions which originate mortgages for the pools. Poolers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

          Residential mortgage loans are pooled by Freddie Mac. Freddie Mac is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Freddie Mac issues Participation Certificates which represent interests in mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal.

          Fannie Mae is a Government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, banks, commercial banks, credit unions, mortgage bankers, state and local housing finance agencies and other financial institutions. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae.

          In September 2008, the U.S. Treasury Department announced that the government would be taking over Freddie Mac and Fannie Mae and placing the companies into a conservatorship. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac.

          The principal government guarantor of mortgage-backed securities is Ginnie Mae. Ginnie Mae is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Mae is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by approved institutions and backed by pools of FHA-insured or VA-guaranteed mortgages.

          Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Pools created by such non-governmental issuers generally offer a higher rate of interest than Government and Government-related pools because there are no direct or indirect Government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers can meet their obligations under the policies. The Portfolios will purchase mortgage securities that are rated investment grade quality by Moody’s and/or Standard & Poor’s or, if unrated, deemed by the Adviser to be of investment grade quality.

          It is expected that governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payment may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-backed securities are developed and offered to investors, the Portfolios will, consistent with their investment objective and policies, consider making investments in such types of securities.

          There are two methods of trading mortgage securities. A specified pool transaction is a trade in which the pool number of the security to be delivered on the settlement date is known at the time the trade is made. This is in contrast with the typical mortgage security transaction, called a “TBA” (to be announced) transaction, in which the type of mortgage securities to be delivered is specified at the time of trade but the actual pool numbers of the securities that will be delivered are not known at the time of the trade. The pool numbers of the pools to be delivered at settlement will be announced shortly before settlement takes place. The terms of the TBA trade may be made more specific if desired. Generally, agency pass-through mortgage securities are traded on a TBA basis. See “Leverage Risks” above for a description of leverage risk.

          Risks. Due to the possibility that prepayments on home mortgages will alter cash flow on Mortgage Securities, it is not possible to determine in advance the actual final maturity date or average life. Like bonds in general,

Mortgage Securities will generally decline in price when interest rates rise. Rising interest rates also tend to discourage refinancings of home mortgages, with the result that the average life of mortgage securities held by a Portfolio may be lengthened. This extension of average life causes the market price of the securities to decrease further than if their average lives were fixed. However, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk because additional mortgage prepayments must be reinvested at lower interest rates. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, the Adviser seeks to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. Prepayments at a time when interest rates are falling generally means that a Portfolio may have to invest the principal payments it receives at lower interest rates. In selecting Mortgage Securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

          Commercial Mortgage-Backed Securities (“CMBS”). CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS have certain distinct characteristics. Commercial mortgage loans are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of the remaining principal balance or “balloon” is due and is repaid through the attainment of an additional loan or sale of the property. Unlike most single family residential mortgages, commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid. The provisions generally impose significant prepayment penalties on loans, and, in come cases there may be prohibitions on principal prepayments for several years following origination.

          Municipals: Municipal securities are fixed income securities issued by local, state and regional governments that provide interest income which is exempt from federal income taxes. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain industrial development bonds are also considered municipal bonds if their interest is exempt from federal income tax. Industrial development bonds are issued by, or on behalf of, public authorities to obtain funds for various privately-operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewage works. Industrial development bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.

          The two principal classifications of municipal bonds are “general obligation” and “revenue” or “special tax” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues.

          Industrial revenue bonds in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Short-term municipal obligations issued by states, cities, municipalities or municipal agencies, include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and short-term discount notes.

          Municipal notes are issued to meet the short-term funding requirements of local, regional and state governments. Municipal notes include bond anticipation notes, revenue anticipation notes and tax and revenue anticipation notes. These are short-term debt obligations issued by state and local governments to aid cash flows while waiting for taxes or revenue to be collected, at which time the debt is retired. Other types of municipal notes in which the Portfolio may invest are construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

          Municipal bonds generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works. Municipal bonds may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

          Note obligations with demand or put options may have a stated maturity in excess of one year, but permit any holder to demand payment of principal plus accrued interest upon a specified number of days’ notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer of such notes normally has a corresponding right, after a given period, to repay at its discretion the outstanding principal of the note plus accrued interest upon a specific number of days’ notice to the bondholders. The interest rate on a demand note may be based upon a known lending rate, such as the prime lending rate, and be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals. Each note purchased by the Portfolios will meet the quality criteria set out in the prospectus for the Portfolios.

          The yields of municipal bonds depend on, among other things, general money market conditions, conditions in the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody’s and Standard & Poor’s represent their opinions of the quality of the municipal bonds rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields, while municipal bonds of the same maturity and coupon, but with different ratings, may have the same yield. It will be the responsibility of the Adviser to appraise independently the fundamental quality of the bonds held by the Portfolios.

          Municipal bonds are sometimes purchased on a “when-issued” or “delayed-delivery” basis, which means the Portfolio has committed to purchase certain specified securities at an agreed upon price when they are issued. The period between commitment date and issuance date can be a month or more. It is possible that the securities will never be issued and the commitment canceled.

          From time to time proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of the Portfolios to achieve their investment objectives. In that event, the Fund’s Trustees and officers would reevaluate investment objectives and policies and consider recommending to shareholders changes in such objectives and policies.

          Similarly, from time to time proposals have been introduced before state and local legislatures to restrict or eliminate the state and local income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of a Portfolio to achieve its investment objective.

          The Portfolios eligible to purchase municipal bonds may also purchase bonds the income on which is subject to the AMT (“AMT bonds”). AMT bonds are tax-exempt private activity bonds issued after August 7, 1986, the proceeds of which are directed, at least in part, to private, for-profit organizations. While the income from AMT bonds is exempt from regular federal income tax, it is a tax preference item in the calculation of the alternative minimum tax. The alternative minimum tax is a special separate tax that applies to some taxpayers who have certain adjustments to income or tax preference items.

          Lease Obligations. Included within the revenue bonds category, as noted above, are participations in lease obligations or installment purchase contracts (hereinafter collectively called “lease obligations”) of municipalities. State and local governments, agencies or authorities issue lease obligations to acquire equipment and facilities. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases, and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer), have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional and statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing “non-appropriation” clauses are dependent on future legislative actions. If such legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

          In addition, lease obligations represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional municipal obligations, and, as a result, certain of such lease obligations may be considered illiquid securities. To determine whether or not a Portfolio will consider such securities to be illiquid (and subject to each Portfolio’s limitation on investing in illiquid securities), the Board has established guidelines to be utilized by the Portfolios in determining the liquidity of a lease obligation. The factors to be considered in making the determination include: 1) the frequency of trades and quoted prices for the obligation; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; 3) the willingness of dealers to undertake to make a market in the security; and 4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

          Non-Publicly Traded Securities, Private Placements and Restricted Securities: The Portfolios may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed and restricted securities. Such unlisted securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Portfolio or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being sold, a Portfolio may be required to bear the expenses of registration.

          Options: Options are derivatives. An option is a legal contract that gives the holder the right to buy or sell a specified amount of the underlying security or futures contract at a fixed or determinable price upon the exercise of the option. A call option conveys the right to buy, and a put option conveys the right to sell, a specified quantity of the underlying security.

          Portfolios may purchase over-the-counter options (“OTC Options”) from, or sell them to, securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC Option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Portfolios expect generally to enter into OTC Options that have cash settlement provisions, although it is not required to do so.

          Unless the parties provide for it, there is no central clearing or guaranty function in an OTC Option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC Option it has entered into with a Portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, the Portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor of credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC Option will be satisfied. The staff of the SEC currently takes the position that OTC Options purchased by the Portfolios or sold by them (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to each Portfolio’s limitation on investing in illiquid securities.

          Certain portfolios also may write put and call options on investments held in their portfolios. A Portfolio that has written an option receives a premium that increases the Portfolio’s return on the underlying in the event the option expires unexercised or is closed out at a profit. However, by writing a call option, a Portfolio will limit its opportunity to profit from an increase in the market value of the underlying above the exercise price of the option.

By writing a put option, a Portfolio will be exposed to the amount by which the price of the underlying is less than the strike price.

          By writing an option, a Portfolio incurs an obligation either to buy (in the case of a put option) or sell (in the case of a call option) the underlying from the purchaser of the option at the option’s exercise price, upon exercise by the purchaser. Pursuant to guidelines established by the Board of Trustees, the Portfolios may only write options that are “covered.” A covered call option means that until the expiration of the option, the Portfolio will either earmark or segregate sufficient liquid assets to cover its obligations under the option or will continue to own (i) the underlying; (ii) securities or instruments convertible or exchangeable without the payment of any consideration into the underlying; or (iii) a call option on the same underlying with a strike price no higher than the price at which the underlying was sold pursuant to a short option position. In the case of a put option, the Portfolio will either earmark or segregate sufficient liquid assets to cover its obligations under the option or will own another put option on the same underlying with an equal or higher strike price.

          Risks of Options. Investments in options involve some of the same risks that are involved in connection with investments in futures contracts (e.g., the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying security or contract will not be fully reflected in the value of the option purchased. Those price changes also can result in a Portfolio holding an option that will expire worthless. For example, if a Portfolio purchases a call option and the price of the underlying security falls to rise above the option’s strike price, the Portfolio would not exercise the option. As a result, the option will expire worthless and the Portfolio will lose the price it paid for the option. By contrast, if a Portfolio writes a call option on a security and the price of the underlying security rises above the strike price, the purchaser of the option may exercise the option, so that the Portfolio will not benefit from the increase in value of the underlying security.

          Depending on the pricing of the option compared to either the futures contract or securities, an option may or may not be less risky than ownership of the futures contract or actual securities. The market prices of options generally can be more volatile than the market prices on the underlying futures contract or securities. Another risk is that the Counterparty to an over-the-counter option will be unable to fulfill its obligation to the Portfolio due to bankruptcy or other circumstances.

          Options on Currencies. Certain Portfolios may purchase and write options on foreign currencies for purposes similar to that in which they would use futures contracts on foreign currencies, or forward contracts. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. To protect against such diminution in the value of portfolio securities, a Portfolio may purchase put options on the foreign currency. If the value of the currency falls, a Portfolio will have the right to sell the currency for a fixed amount in dollars and thereby offset, in whole or in part, the adverse effect that the foreign currency’s fall would have had on the Portfolio’s holdings.

          Conversely, a Portfolio may buy call options on a foreign currency when the Adviser wants to purchase securities denominated in that currency and believes that the dollar value of that foreign currency will increase, thereby increasing the cost of acquiring those securities. Purchasing such options may offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Portfolio derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Portfolios lose money on transactions in foreign currency options, which could reduce the gain the Portfolio might have achieved from advantageous changes in the exchange rates.

          A Portfolio may write options on foreign currencies for the same purposes. For example, where a Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the anticipated decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

          Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

          A Portfolio may only write covered call options on foreign currencies. A call option written on a foreign currency by a Portfolio is “covered” if the Portfolio owns the underlying foreign currency covered by the call, an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the custodian) or upon conversion or exchange of other foreign currency held in its portfolio. A written call option is also covered if a Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written, (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash or liquid securities in a segregated account with the custodian or (c) maintains in a segregated account cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars, marked-to-market daily.

          A Portfolio may also write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline in the U.S. dollar value of a security which a Portfolio owns or has the right to acquire due to an adverse change in the exchange rate and which is denominated in the currency underlying the option. In such circumstances, the Portfolio will either “cover” the transaction as described above or collateralize the option by maintaining in a segregated account with the custodian, cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

          Combined Transactions. A Portfolio may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple foreign currency transactions (including forward foreign currency exchange contracts) and any combination of futures, options and foreign currency transactions, instead of a single transaction, as part of a single hedging strategy when, in the opinion of the Adviser, it is in the best interest of the Portfolio to do so. A combined transaction, while part of a single strategy, may contain elements of risk that are present in each of its component transactions and will be structured in accordance with applicable SEC regulations and SEC staff guidelines.

          Risks of Options on Futures Contracts and on Foreign Currencies. Options on foreign currencies are traded over-the-counter through financial institutions acting as market-makers, although they are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, a Portfolio that writes options could lose amounts substantially in excess of its initial investment, due to the margin and collateral requirements.

          Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

          The purchase and sale of exchange-traded foreign currency options, however, are subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effect of other political and economic events. In addition, exchange-traded options of foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

          The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

          There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less then $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.

          When conducted outside the United States, options may not be regulated as rigorously as in the United States and may not involve a clearing mechanism and related guarantees. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies, securities and other instruments. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Portfolio’s ability to act upon economic events occurring in foreign markets during non business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume.

          Private Investments in Public Equity: A Portfolio may purchase equity securities in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class (“private investments in public equity” or “PIPES”). Shares in PIPES generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPES are restricted as to resale and the Portfolio cannot freely trade the securities. Generally, such restrictions cause the PIPES to be illiquid during this time. PIPES may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

          As a general matter, a Portfolio may not invest more than 15% of its net assets in illiquid securities, such as securities for which there is not a readily available secondary market or securities that are restricted from sale to the public without registration. However, certain Restricted Securities can be offered and sold to qualified institutional buyers under Rule 144A (“Rule 144A Securities”) under the Securities Act of 1933, as amended (the “1933 Act”), and may be deemed to be liquid under guidelines adopted by the Fund’s Board of Trustees. The Portfolios may invest without limit in liquid Rule 144A Securities. Rule 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities.

          Preferred Stock. Preferred stocks are non-voting ownership shares in a corporation which pay a fixed or variable stream of dividends. Preferred stocks have a preference over common stocks in the event of the liquidation of an issuer. Preferred stocks have many of the characteristics of both equity securities and fixed income securities. Therefore, the Fund’s Equity, Fixed Income and Balanced Portfolios may all purchase preferred stocks.

          Public Bank Loans. Certain Portfolios may invest in public loans made by banks or other financial institutions, which may be rated investment grade (Baa or higher by Moody’s, BBB or higher by Standard & Poor’s) or below investment grade (below Baa by Moody’s or below BBB by Standard & Poor’s). Public bank loans are privately negotiated loans for which information about the issuer has been made publicly available. However, public bank loans are not registered under the 1933 Act, and are not publicly traded. They usually are second lien loans normally lower in priority of payment to senior loans, but have seniority in a company’s capital structure to other claims, such as subordinated corporate bonds or publicly-issued equity so that in the event of bankruptcy or liquidation, the company is required to pay down these second lien loans prior to such other lower-ranked claims on their assets. Bank loans normally pay floating rates that reset frequently, and as a result, protect investors from increases in interest rates.

          Bank loans generally are negotiated between a borrower and several financial institutional lenders represented by one or more lenders acting as agent of all the lenders. The agent is responsible for negotiating the loan agreement that establishes the terms and conditions of the loan and the rights of the borrower and the lenders, monitoring any collateral, and collecting principal and interest on the loan. By investing in a loan, a Portfolio becomes a member of a syndicate of lenders. Certain bank loans are illiquid, meaning the Portfolio may not be able to sell them quickly at a fair price. Illiquid securities are also difficult to value. To the extent a bank loan has been deemed illiquid, it will be subject to a Portfolio’s restrictions on investment in illiquid securities. The secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

          Bank loans are subject to the risk of default. Default in the payment of interest or principal on a loan will result in a reduction of income to a Portfolio, a reduction in the value of the loan, and a potential decrease in the Portfolio’s net asset value. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates. Bank loans are subject to the risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments. As discussed above, however, because bank loans reside higher in the capital structure than high yield bonds, default losses have been historically lower in the bank loan market. Bank loans that are rated below investment grade share the same risks of other below investment grade securities.

          Real Estate Investment Trusts: Certain Portfolios may invest in real estate investment trusts (“REITs”). REITs pool investors’ funds for investment primarily in real estate properties or real estate-related loans. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized management skills, may not be diversified (which may increase the volatility of the REIT’s value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the “Code”). REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code. In addition, investments in REITs may involve duplication of management fees and certain other expenses, as a Portfolio indirectly bears its proportionate share of any expenses paid by REITs in which it invests.

          Repurchase Agreements: Repurchase agreements are fixed income securities in the form of an agreement backed by collateral. Each Portfolio may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit and certain bankers’ acceptances. Repurchase agreements are transactions by which a Portfolio purchases a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date (usually within seven days of purchase). The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. In these transactions, the securities purchased by a Portfolio have a total value in excess of the value of the repurchase agreement and are held by the Portfolio’s custodian bank until repurchased. Such agreements permit a Portfolio to keep all its assets at work while retaining “overnight” flexibility in pursuit of investments of a longer-term nature. The Adviser and Morgan Stanley Investment Management Inc. (the “Administrator”) will continually monitor the value of the underlying securities to ensure that their value always equals or exceeds the repurchase price.

          Pursuant to an SEC order, the Portfolios may pool their daily uninvested cash balances in order to invest in repurchase agreements on a joint basis. By entering into repurchase agreements on a joint basis, it is expected that the Portfolios will incur lower transaction costs and potentially obtain higher rates of interest on such repurchase agreements. Each Portfolio’s participation in the income from jointly purchased repurchase agreements will be based on that Portfolio’s percentage share in the total repurchase agreement.

          The use of repurchase agreements involves certain risks. For example, if the seller of the agreements defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a Portfolio may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of a Portfolio and therefore subject to sale by the trustee in bankruptcy. Finally, it is possible that a Portfolio may not be able to substantiate its interest in the underlying securities. While the Adviser acknowledges these risks, it is expected that such risks can be controlled through stringent security and counterparty selection criteria and careful monitoring procedures. See “Leverage Risks,” above, for a description of leverage risk.

          Reverse Repurchase Agreements: Under a Reverse Repurchase Agreement, a Portfolio sells a security and promises to repurchase that security at an agreed upon future date and price. The price paid to repurchase the security reflects interest accrued during the term of the agreement. The Portfolio will establish a separate custodial account holding cash and other liquid assets in an amount not less than the purchase obligations of the agreement. Reverse Repurchase Agreements may be viewed as a speculative form of borrowing called leveraging. A Portfolio may invest in reverse repurchase agreements if (i) interest earned from leveraging exceeds the interest expense of the original reverse repurchase transaction and (ii) proceeds from the transaction are not invested for longer than the term of the Reverse Repurchase Agreement.

          Rights: Rights are equity securities representing a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance, before the stock is offered to the general public. A stockholder who purchases rights may be able to retain the same ownership percentage after the new stock offering. A right usually enables the stockholder to purchase common stock at a price below the initial offering price. A Portfolio that purchases a right takes the risk that the right might expire worthless because the market value of the common stock falls below the price fixed by the right.

          Securities Lending: Each Portfolio may lend its portfolio securities to brokers, dealers, banks and other institutional investors. By lending its portfolio securities, a Portfolio attempts to increase its net investment income through the receipt of interest on the cash collateral with respect to the loan or fees received from the borrower in connection with the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. The Fund employs an agent to implement the securities lending program and the agent receives a portion of the fee paid by the Borrower to the Fund for its services.

          Each Portfolio may lend its portfolio securities so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned; (ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower “marks to market” on a daily basis); (iii) the loan be made subject to termination by the Portfolio at any time; and (iv) the Portfolio receive a reasonable return on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. In addition, voting rights may pass with the loaned securities, but the Portfolio will retain the right to call any security in anticipation of a vote that the Adviser deems material to the security on loan.

          There may be risks of delay and costs involved in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. These delays and costs could be greater for foreign securities. However, loans will be made only to borrowers deemed by the Adviser to be creditworthy and when, in the judgment of the Adviser, the income which can be earned from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer, bank or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund’s Board. The Portfolio also bears the risk that the reinvestment of collateral will result in a principal loss. Finally, there is the risk that the price of the securities will increase while they are on loan and the collateral will not be adequate to cover their value.

          Short Selling: A short sale is a transaction in which a Portfolio sells securities that it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. To deliver the securities to the buyer, the Portfolio arranges through a broker to borrow the securities and, in so doing, the Portfolio becomes obligated to replace the securities borrowed at their market price at the time of replacement. When selling short, the Portfolio intends to replace the securities at a lower price and therefore, profit from the difference between the cost to replace the securities and the proceeds received from the sale of the securities. When the Portfolio makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Portfolio replaces the borrowed securities. The Portfolio may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

          A Portfolio secures its obligation to replace the borrowed securities by depositing collateral with the broker, consisting of cash or other liquid securities. The Portfolio also must place in a segregated account with its custodian cash or other liquid securities equal in value to the difference, if any, between (i) the current market value of the securities sold short and (ii) any cash or other liquid securities deposited as collateral with the broker in connection with the short sale. This amount will be adjusted daily to reflect changes in the value of the securities sold short. A Portfolio also can cover its obligations by owning another security (such as a call option) giving it the right to obtain the same kind and amount of the security it sold short.

          Risks. Short sales by a Portfolio involve certain risks and special considerations. If the Adviser incorrectly predicts that the price of a borrowed security will decline, the Portfolio will have to replace the securities by purchasing them at a higher price than it received from the sale. Therefore, losses from short sales may be unlimited. By contrast, when a Portfolio purchases a security and holds it, the Portfolio cannot lose more than the amount it paid for the security.

          SMBS: Stripped mortgage-backed securities (“SMBS”) are derivatives in the form of multiclass mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

          SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). IOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and the rate of repayment decreases. The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio’s yield to maturity from these securities and may result in losses. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

          SMBS are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Certain of these securities may be deemed “illiquid” and subject to each Portfolio’s limitation on investing in illiquid securities.

          Structured Products: Certain Portfolios may invest a portion of their assets in structured investments, structured notes and other types of similarly structured products consistent with a Portfolio’s investment objectives and policies. Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. This type of restructuring generally involves the deposit with or purchase by an entity of the underlying investments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments or referencing an indicator related to such investments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions. The cash flow or rate of return on a structured investment may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator.

          The cash flow or rate of return on a structured investment may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments or referenced indicator could result in a relatively large loss in the value of a structured product. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Portfolios may have the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the issuer. While certain structured investment vehicles enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured vehicles generally pay their share of the investment vehicle’s administrative and other expenses. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing a Portfolio’s illiquidity to the extent that the Portfolio, at a particular point in time, may be unable to find qualified buyers for these securities.

          Structured Notes: Structured notes are derivative securities for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The Portfolios will use structured notes consistent with their investment objectives and policies.

          Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Where a Portfolio’s investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

          Swaps: All Portfolios, except the Mid Cap Growth Portfolio, may enter into swap contracts (“Swaps”). A swap is a Derivative in the form of an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term “specified index” includes currencies, fixed interest rates, prices, total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Portfolio may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which the Portfolios may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

          The swaps in which a Portfolio may engage also include rate caps, floors and collars under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that a Portfolio is contractually obligated to make. If the other party to a swap defaults, a Portfolio’s risk of loss consists of the net amount of payments that a Portfolio is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the Counterparty, the Portfolios may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors, and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

          Options on Swaps. Certain Portfolios may engage in swap options for hedging purposes or to manage and mitigate credit and interest rate risk. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Certain Portfolios may write (sell) and purchase put and call swap options. The use of swap options involves risks, including, among others, changes in the market value of securities held by certain Portfolios, and of swap options relating to those securities may not be proportionate, (ii) there may not be a liquid market to sell a swap option, which could result in difficulty closing a position, (iii) swap options can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate and (iv) counterparty risk.

          A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments. A Portfolio’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap Counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities to avoid any potential leveraging of the Portfolio. All of the Portfolios, except the Mid Cap Growth Portfolio, may enter into OTC Derivatives transactions (swaps, caps, floors, puts, etc., but excluding foreign exchange contracts) with Counterparties that are approved by the Adviser in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each Counterparty and various credit enhancement techniques (for example, collateralization of amounts due from Counterparties) to limit exposure to Counterparties with ratings below AA.

          Risks. Interest rate and total rate of return swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate and total rate of return swaps is limited to the net amount of interest payments that a Portfolio is contractually obligated to make. If the other party to an interest rate or total rate of return swap defaults, a Portfolio’s risk of loss consists of the net amount of interest payments that a Portfolio is contractually entitled to receive. In contrast, currency swaps may involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap may be subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid.

          The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolios would be less favorable than it would have been if this investment technique were not used.

          Credit Default Swaps. Certain Portfolios may enter into credit default swap contracts for hedging purposes or to add leverage to the Portfolio. As the seller in a credit default swap contract, a Portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Portfolio would keep the stream of payments and would have no payment obligations. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

          A Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk that the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default.

          A Portfolio will earmark or segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis.

          U.S. Government Securities: The term “U.S. Government securities” refers to a variety of fixed income securities issued or guaranteed by the U.S. Government and various instrumentalities and agencies. The U.S. Governments that certain Portfolios may purchase include U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government. In addition, certain Portfolios may purchase securities issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are Ginnie Mae and the Federal Housing Administration.

          Certain of the Portfolios may also purchase securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the U.S. Treasury. Among these agencies and instrumentalities are Fannie Mae, Freddie Mac and the Federal Home Loan Banks. Further, certain Portfolios may purchase securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Farm Credit System.

          Warrants: Warrants are equity securities in the form of options issued by a corporation which give the holder the right to purchase stock, usually at a price that is higher than the market price at the time the warrant is issued. A purchaser takes the risk that the warrant may expire worthless because the market price of the common stock fails to rise above the price set by the warrant.

          When-Issued and Delayed Delivery Securities and Forward Commitments. A Portfolio may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. A Portfolio may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

          At the time a Portfolio makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of a Portfolio’s assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. A Portfolio will also establish a segregated account on the Portfolio’s books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis. See “Leverage Risks” above for a description of leverage risk.

          When, As and If Issued Securities: A Portfolio may purchase securities on a “when, as and if issued” basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of a Portfolio until the Adviser determines that issuance of the security is probable. At that time, the Portfolio will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Portfolio will also establish a segregated account on its books in which it will maintain cash, cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.

          An increase in the percentage of the Portfolio’s assets committed to the purchase of securities on a “when, as and if issued” basis may increase the volatility of its net asset value. The Portfolio may also sell securities on a “when, as and if issued” basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Portfolio at the time of sale.

          Yankee and Eurobond Obligations: Each Portfolio may invest in Eurobond and Yankee obligations, which are fixed income securities. The Eurobonds that the Portfolios will purchase may include bonds issued and denominated in euros (the new currency unit implemented on January 1, 1999 by the countries participating in the EMU). Eurobonds may be issued by government and corporate issuers in Europe. Yankee bank obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

          Eurobond and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. However, Eurobond (and to a limited extent, Yankee) obligations also are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issuers.

          Zero Coupons: Each Portfolio may invest in zero coupon bonds (“Zero Coupons”), which are fixed income securities that do not make regular interest payments. Instead, Zero Coupons are sold at substantial discounts from their face value. The difference between a Zero Coupon’s issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. For tax purposes, a portion of this imputed interest is deemed as income received by zero coupon bondholders each year. Each Portfolio intends to pass along such interest as a component of the Portfolio’s distributions of net investment income.

          Zero Coupons may offer investors the opportunity to earn higher yields than those available on ordinary interest-paying obligations of similar credit quality and maturity. However, Zero Coupon prices may also exhibit greater price volatility than ordinary fixed income securities because of the manner in which their principal and interest are returned to the investor. Zero Coupon Treasury Bonds are sold under a variety of different names, such as: Certificate of Accrual on Treasury Securities (“CATS”), Treasury Receipts (“TRS”), Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) and Treasury Investment Growth Receipts (“TIGERS”).

INVESTMENT LIMITATIONS

          Fundamental Limitations. Each Portfolio is subject to the following restrictions which are fundamental policies and may not be changed without the approval of the lesser of: (1) at least 67% of the voting securities of the Portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Portfolio.

          As a matter of fundamental policy, each Portfolio will not change its objective and will not:

          (1) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Portfolio from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the 1940 Act, as amended from time to time;

          (2) purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities which are secured by interests in real estate;

          (3) make loans of money or property to any person, except (a) to the extent that securities or interests in which the Portfolio may invest are considered to be loans, (b) through the loan of portfolio securities, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time;

          (4) invest in a manner inconsistent with its classification as a “diversified company” as a provided by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the 1940 Act, as amended from time to time (this restriction does not apply to the International Fixed Income Portfolio or Advisory Portfolio II);

          (5) borrow money, except the Portfolio may borrow money to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Company from the provisions of the 1940 Act, as amended from time to time;

          (6) underwrite the securities of other issuers (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the disposition of restricted securities);

          (7) acquire any securities of companies within one industry, if, as a result of such acquisition, more than 25% of the value of the Portfolio’s total assets would be invested in securities of companies within such industry; provided, however that (i) there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (ii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (iii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (iv) asset-backed securities will be classified according to the underlying assets securing such securities; and (v) the Advisory Portfolio and the Advisory Portfolio II will concentrate in mortgage-backed securities; and

          (8) issue senior securities, except the Portfolio may issue senior securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the 1940 Act, as amended from time to time.

          Non-Fundamental Limitations. Each Portfolio is also subject to the following restrictions which may be changed by the Board without shareholder approval.

          As a matter of non-fundamental policy, no Portfolio will:

          (1) in the case of any Equity Portfolio, enter into futures contracts to the extent that each Portfolio’s outstanding obligations to purchase securities under these contracts in combination with its outstanding obligations with respect to options transactions would exceed 50% of each Portfolio’s total assets, and will maintain assets sufficient to meet its obligations under such contracts in a segregated account with the custodian bank or will otherwise comply with the SEC’s position on asset coverage;

          (2) in the case of any Fixed Income Portfolio, enter into futures contracts or options on futures contracts for purposes other than bona fide hedging if more than 5% of the Portfolio’s total assets at the time of the transaction would be required as margin and option premiums to secure the Portfolio’s obligations under such contracts;

          (3) purchase on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, provided that each Portfolio may make margin deposits in connection with transactions in options, futures, and options on futures;

          (4) sell short unless the Portfolio (i) by virtue of its ownership of other securities, has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, or (ii) maintains in a segregated account on the books of the Fund’s custodian an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short or such other amount as the SEC or its staff may permit by rule, regulation, order or interpretation (transactions in futures contracts and options, however, are not deemed to constitute selling securities short);

          (5) pledge, mortgage or hypothecate assets in an amount greater than 50% of its total assets, provided that each Portfolio may earmark or segregate assets without limit in order to comply with the requirements of Section 18(f) of the 1940 Act and applicable rules, regulations or interpretations of the SEC and its staff;

          (6) invest more than an aggregate of 15% of the net assets of the Portfolio determined at the time of investment, in illiquid securities provided that this limitation shall not apply to any investment in securities that are not registered under the 1933 Act but that can be sold to qualified institutional investors in accordance with Rule 144A under the 1933 Act and are determined to be liquid securities under guidelines or procedures adopted by the Board;

          (7) invest for the purpose of exercising control over management of any company; and

          (8) invest its assets in securities of any investment company, except as permitted by the 1940 Act or the rules, regulations, interpretations or orders of the SEC and its staff thereunder; provided that no Portfolio will invest in other investment companies in reliance on Sections 12(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the 1940 Act.

          Unless otherwise indicated, if a percentage limitation on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of the Portfolio’s assets will not be considered a violation of the restriction, and the sale of securities will not be required. The foregoing does not apply to borrowings or investments in illiquid securities.

          Pursuant to an order from the SEC, the Portfolios may enter into interfund lending arrangements. Interfund loans and borrowings permit each Portfolio to lend money directly to and borrow from other Portfolios of the Fund for temporary purposes. Such loans and borrowings normally extend overnight but may have a maximum duration of seven days. A Portfolio will borrow through the interfund lending facility only when the costs are lower than the costs of bank loans, and will lend through the facility only when the returns are higher than those available from an investment in repurchase agreements. In addition, a Portfolio will borrow and lend money through interfund lending arrangements only if, and to the extent that, such practice is consistent with the Portfolio’s investment objectives and other investments. Any delay in repayment to a lending Portfolio could result in a lost investment opportunity or additional borrowing costs.

DISCLOSURE OF PORTFOLIO HOLDINGS

          The Fund’s Board of Trustees, the Adviser and Morgan Stanley Investment Management Limited, as Sub-Adviser to the International Fixed Income Portfolio, have adopted policies and procedures regarding disclosure of portfolio holdings (the “Policy”). Pursuant to the Policy, the Adviser and the Sub-Adviser may disclose information concerning Fund portfolio holdings only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the Fund’s, the Adviser’s and the Sub-Adviser’s fiduciary duties to Fund shareholders. Neither the Adviser nor the Sub-Adviser may receive compensation or any other consideration in connection with the disclosure of information about the portfolio securities of the Fund. Consideration includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser, the Sub-Adviser or by any affiliated person of the Adviser or the Sub-Adviser. Non-public information concerning portfolio holdings may be divulged to third parties only when the Fund has a legitimate business purpose for doing so and the recipients of the information are subject to a duty of confidentiality. Under no circumstances shall current or prospective Fund shareholders receive non-public portfolio holdings information, except as described below.

          The Fund makes available on its public website the following portfolio holdings information:

•	complete portfolio holdings information monthly, at least 15 calendar days after the end of each month; and

•	top 10 (or top 15) holdings monthly, at least 15 calendar days after the end of each month (other than with respect to the Advisory Portfolio, the Advisory Portfolio II and Municipal Portfolio).

          The Fund provides a complete schedule of portfolio holdings for the second and fourth fiscal quarters in its semiannual and annual reports, and for the first and third fiscal quarters in its filings with the SEC on Form N-Q.

          All other portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is non-public information for purposes of the Policy.

          The Fund may make selective disclosure of non-public portfolio holdings. Third parties eligible to receive such disclosures currently include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics services and service providers, provided that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the non-public information. Non-public portfolio holdings information may not be disclosed to a third party unless and until the arrangement has been reviewed and approved pursuant to the requirements set forth in the Policy. Subject to the terms and conditions of any agreement between the Adviser, the Sub-Adviser or the Fund and the third party recipient, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which Fund non-public portfolio holdings information is released, and no lag period shall apply (unless otherwise indicated below).

          The Adviser and the Sub-Adviser may provide interest lists to broker-dealers who execute securities transactions for the Fund without entering into a non-disclosure agreement with the broker-dealers, provided that the interest list satisfies all of the following criteria: (1) the interest list must contain only the CUSIP numbers and/or ticker symbols of securities held in all registered management investment companies advised by the Adviser, the Sub-Adviser or any affiliate of the Adviser or the Sub-Adviser (the “MSIM Funds”) on an aggregate, rather than a fund-by-fund basis; (2) the interest list must not contain information about the number or value of shares owned by a specified MSIM Fund; (3) the interest list may identify the investment strategy, but not the particular MSIM Funds, to which the list relates; and (4) the interest list may not identify the portfolio manager or team members responsible for managing the MSIM Funds.

          Fund shareholders may elect in some circumstances to redeem their shares of the Fund in exchange for their pro rata share of the securities held by the Fund. Under such circumstances, Fund shareholders may receive a complete listing of the holdings of the Fund up to seven calendar days prior to making the redemption request provided that they represent orally or in writing that they agree to not to disclose or trade on the basis of the portfolio holdings information.

          The Fund may discuss or otherwise disclose performance attribution analyses (i.e., mention the effects of having a particular security in the portfolio(s)) where such discussion is not contemporaneously made public, provided that the particular holding has been disclosed publicly. Additionally, any discussion of the analyses may not be more current than the date the holding was disclosed publicly.

          The Fund may disclose portfolio holdings to transition managers, provided that the Fund has entered into a non-disclosure or confidentiality agreement with the party requesting that the information be provided to the transition manager and the party to the non-disclosure agreement has, in turn, entered into a non-disclosure or confidentiality agreement with the transition manager.

          The Adviser and/or the Fund have entered into ongoing arrangements to make available public and/or non-public information about the Fund’s portfolio securities. Provided that the recipient of the information falls into one or more of the categories listed below, and the recipient has entered into a non-disclosure agreement with the Fund, or owes a duty of trust or confidence to the Adviser or Fund, the recipient may receive portfolio holdings information pursuant to such agreement without obtaining pre-approval from either the Portfolio Holdings Review Committee (the “PHRC”) or the Fund’s Board of Trustees. In all such instances, however, the PHRC will be responsible for reporting to the Fund’s Board of Trustees, or designated committee thereof, material information concerning the ongoing arrangements at each Board’s next regularly scheduled Board meeting. Categories of parties eligible to receive information pursuant to such ongoing arrangements include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers and service providers.

          The Adviser, the Fund and/or certain Portfolios currently have entered into ongoing arrangements with the following parties:

Name	Information Disclosed	Frequency(1)	Lag Time

Service Providers
RiskMetrics Group (proxy voting agent)(*)	Complete portfolio holdings	Daily basis	(2)
FT Interactive Data Pricing Service Provider(*)	Complete portfolio holdings	As needed	(2)
Morgan Stanley Trust(*)	Complete portfolio holdings	As needed	(2)
State Street Bank and Trust Company(*)	Complete portfolio holdings	As needed	(2)
Fund Rating Agencies
Lipper(*)	Top ten and complete portfolio holdings	Quarterly basis	Approximately 15 days after quarter end and approximately 30 days after quarter end
Morningstar(**)	Top ten and complete portfolio holdings	Quarterly basis	Approximately 15 days after quarter end and approximately 30 days after quarter end
Standard & Poor’s(*)	Complete portfolio holdings	Quarterly basis	Approximately 15 day lag
Investment Company Institute(**)	Top ten portfolio holdings	Quarterly basis	Approximately 15 days after quarter end
Consultants and Analysts
Americh Massena & Associates, Inc.(*)	Top ten and complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end
Bloomberg(**)	Complete portfolio holdings	Quarterly basis	Approximately 30 days after quarter end
Callan Associates(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/quarter end
Cambridge Associates(*)	Top ten and complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end
Citigroup(*)	Complete portfolio holdings	Monthly and quarterly basis, respectively(5)	At least one day after month/quarter end
Credit Suisse First Boston(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively	Approximately 10-12 days after month/quarter end
CTC Consulting, Incorporated(**)	Top ten and complete portfolio holdings	Quarterly basis	Approximately 15 days after quarter end and approximately 30 days after quarter end, respectively
Evaluation Associates(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively(3)	Approximately 10-12 days after month/quarter end
Fund Evaluation Group(**)	Top ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end
Jeffrey Slocum & Associates(*)	Complete portfolio holdings(4)	Quarterly basis(5)	Approximately 10-12 days after quarter end
Hammond Associates(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end
Hartland & Co.(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end
Hewitt Associates(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/quarter end
Mercer Investment Consulting(*)	Complete portfolio holdings	As needed	(2)
Merrill Lynch(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/quarter end
Mobius(**)	Top ten portfolio holdings(3)	Monthly basis	At least 15 days after month end
Nelsons(**)	Top ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end
Prime Buchholz & Associates, Inc.(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end
PSN(**)	Top ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end
PFM Asset Management LLC(*)	Top ten and complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end
Royal Bank of Canada(*)	Complete portfolio holdings	As needed	(2)

Name	Information Disclosed	Frequency(1)	Lag Time

Russell Investment Group/Russell/ Mellon Analytical Services, Inc.(**)	Top ten and complete portfolio holdings	Monthly and quarterly basis	At least 15 days after month end and at least 30 days after quarter end, respectively
SEI Trust Company(*)	Complete portfolio holdings	As needed	(2)
Stratford Advisory Group, Inc.(*)	Top ten portfolio holdings(6)	Quarterly basis(5)	Approximately 10-12 days after quarter end
Thompson Financial(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end
Watershed Investment Consultants, Inc.(*)	Top ten and complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end
Yanni Partners(**)	Top ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end
Portfolio Analytics Providers
Fact Set Research Systems(*)	Complete portfolio holdings	Daily basis	One day

(*)	This entity has agreed to maintain Fund non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information.

(**)	The Fund does not currently have a non-disclosure agreement in place with this entity and therefore the entity can only receive publicly available information.

(1)	Dissemination of portfolio holdings information to entities listed above may occur less frequently than indicated (or not at all).

(2)	Information will typically be provided on a real time basis or as soon thereafter as possible.

(3)	Complete portfolio holdings will also be provided upon request from time to time on a quarterly basis, with at least a 30 day lag.

(4)	Top ten portfolio holdings will also be provided upon request from time to time, with at least a 15 day lag.

(5)	This information will also be provided upon request from time to time.

(6)	Complete portfolio holdings will also be provided upon request from time to time.

          In addition, persons who owe a duty of trust or confidence to the Investment Adviser, the Sub-Adviser or the Fund may receive non-public portfolio holdings information without entering into a non-disclosure agreement. Currently, these persons include (i) the Fund’s independent registered public accounting firm (as of the Fund’s fiscal year end and on an as needed basis), (ii) counsel to the Fund (on an as needed basis), (iii) counsel to the Independent Trustees (on an as needed basis) and (iv) members of the Board of Trustees (on an as needed basis).

          All selective disclosures of non-public portfolio holdings information made to third parties pursuant to the exemptions set forth in the Policy must be pre-approved by both the PHRC and the Fund’s Board of Trustees (or designated committee thereof), except for (i) disclosures made to third parties pursuant to ongoing arrangements (discussed above); (ii) disclosures made to third parties pursuant to Special Meetings of the PHRC; (iii) broker-dealer interest lists; (iv) shareholder in-kind distributions; (v) attribution analyses; or (vi) in connection with transition managers. The Adviser and the Sub-Adviser shall report quarterly to the Board of Trustees (or a designated committee thereof) information concerning all parties receiving non-public portfolio holdings information pursuant to an exemption. Procedures to monitor the use of such non-public portfolio holdings information include requiring annual certifications that the recipients have utilized such information only pursuant to the terms of the agreement between the recipient and the Adviser and, for those recipients receiving information electronically, acceptance of the information will constitute reaffirmation that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the material non-public information.

          In no instance may the Adviser, the Sub-Adviser or the Fund receive any compensation or consideration in exchange for the portfolio holdings information.

          The PHRC is responsible for creating and implementing the Policy and, in this regard, has expressly adopted it. The following are some of the functions and responsibilities of the PHRC:

          (a) The PHRC, which will consist of executive officers of the Fund and the Adviser or their designees, is responsible for establishing portfolio holdings disclosure policies and guidelines and determining how portfolio holdings information will be disclosed on an ongoing basis.

          (b) The PHRC will periodically review and have the authority to amend as necessary the Fund’s portfolio holdings disclosure policies and guidelines (as expressed by the Policy).

          (c) The PHRC will meet at least quarterly to (among other matters): (1) address any outstanding issues relating to the Policy, including matters relating to (i) disclosures made to third parties pursuant to ongoing arrangements (described above); (ii) broker-dealer interest lists; (iii) shareholder in-kind distributions; (iv) attribution analyses; or (v) in connection with transition managers; (2) review non-disclosure agreements that have been executed with third parties and determine whether the third parties will receive portfolio holdings information; and (3) generally review the procedures that the Adviser and Sub-Adviser employs to ensure that disclosure of information about portfolio securities is in the best interests of Fund shareholders, including procedures to address conflicts between the interests of Fund shareholders, on the one hand, and those of the Adviser, the Sub-Adviser, Morgan Stanley Distribution, Inc., as distributor of the Fund (the “Distributor”), or any affiliated person of the Fund, the Adviser, the Sub-Adviser or the Distributor, on the other.

          (d) Any member of the PHRC may call a Special Meeting of the PHRC to consider whether a third-party that is not listed in (c) above may receive non-public portfolio holdings information pursuant to a validly executed non-disclosure agreement. At least three members of the PHRC, or their designees, and one member of the Fund’s Audit Committee, or his or her designee, shall be present at the Special Meeting in order to constitute a quorum. At any Special Meeting at which a quorum is present, the decision of a majority of the PHRC members present and voting shall be determinative as to any matter submitted to a vote; provided, however, that the Audit Committee member, or his or her designee, must concur in the determination in order for it to become effective.

          (e) The PHRC, or its designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the PHRC, or its designee(s) for a period of at least six years. The PHRC, or its designee(s), will report their decisions to the Board of Trustees at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made by the PHRC during the most recently ended calendar quarter immediately preceding the Board meeting.

PURCHASE OF SHARES

          Each Portfolio reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders and (iii) to reduce or waive the minimum for initial and additional investments. The minimum initial or additional investment in Class I shares, Class P shares or Class L shares may be waived for certain investments, including sales through banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) purchasing shares on behalf of their clients in (i) discretionary and non-discretionary advisory programs, (ii) fund supermarkets, (iii) asset allocation programs or (iv) other programs in which the client pays an asset-based fee for advice or for executing transactions in Portfolio shares or for otherwise participating in the program; certain retirement plans investing directly with the Fund (with respect to holders of Class I shares and Class P shares, these plans must have plan assets of at least $5 million); retirement plans investing through certain retirement plan platforms; certain endowments, foundations and other not for profit entities investing directly with the Fund (with respect to holders of Class I shares and Class P shares, these entitites must have at least $5 million of investable assets); certain unit investment trusts sponsored by Morgan Stanley or any of its affiliates; other registered investment companies advised by Morgan Stanley Investment Management or any of its affiliates; Morgan Stanley Investment Management and its affiliates with respect to shares held in connection with certain retirement and deferred compensation programs established for their employees; the Independent Trustees of the Fund; and clients who owned Portfolio shares as of December 31, 2007. The Fund, in its sole discretion, may waive the minimum initial investment amount for Investment Class shares in certain cases. If the value of your account falls below the minimum initial investment amount for Class I shares, Class P shares, Class L shares or Investment Class shares as a result of share redemptions or you no longer meet one of the waiver criteria set forth above, your account may be subject to involuntary conversion or involuntary redemption.

          Investors purchasing and redeeming shares of the Portfolios through a financial intermediary may be charged a transaction-based fee or other fee for the financial intermediary’s services. Each financial intermediary is responsible for sending you a schedule of fees and information regarding any additional or different conditions regarding purchases and redemptions. Customers of financial intermediaries should read this SAI in light of the terms governing accounts with their organization. The Fund does not pay compensation to or receive compensation from financial intermediaries for the sale of Class I shares.

          Class H shares are subject to a sales charge equal to a maximum of 3.50% calculated as a percentage of the offering price. Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice.

          Neither the Distributor nor the Fund will be responsible for any loss, liability, cost, or expense for acting upon facsimile instructions or upon telephone instructions that they reasonably believe to be genuine. In order to confirm that telephone instructions in connection with redemptions are genuine, the Fund and Distributor will provide written confirmation of transactions initiated by telephone.

          Conversion To a New Share Class. If the value of an account falls below the investment minimum for the Class of shares held by the account because of shareholder redemption(s) or the failure to meet one of the waiver criteria set forth above, and if the account value remains below such investment minimum, the shares in such account may, at the Adviser’s discretion, convert to another class of shares offered by the Portfolio, if an account meets the minimum investment amount for such class, and will be subject to the shareholder services fee and other features applicable to such shares. Conversion to another class of shares will result in holding a share class with higher fees. The Fund will not convert to another class of shares based solely upon changes in the market that reduce the net asset value of shares. Under current tax law, conversion between share classes is not a taxable event to the shareholder. Shareholders will be notified prior to any such conversion.

          Involuntary Redemption of Shares. If the value of an account falls below the investment minimum for (i) Class H shares or Class L shares; (ii) Class P shares (where the applicable Portfolio does not offer Class H shares or Class L shares); (iii) Class I shares (where the applicable Portfolio does not offer Class H shares, Class L shares or Class P shares) or (iv) Investment Class shares, because of shareholder redemption(s) or you no longer meet one of the waiver criteria set forth above, and if the account value remains below such investment minimum, the shares in such account may be subject to redemption by the Fund. The Fund will not redeem shares based solely upon changes in the market that reduce the net asset value of shares. If shares are redeemed, redemption proceeds will be promptly paid to the shareholder. Shareholders will be notified prior to any such redemption.

REDEMPTION OF SHARES

          Each Portfolio may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange (“NYSE”) is closed, or trading on the NYSE is restricted as determined by the SEC, (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the SEC may permit. The Fund has made an election with the SEC pursuant to Rule 18f-1 under the 1940 Act to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Portfolio at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part in investment securities or in cash, as the Trustees may deem advisable; however, payment will be made wholly in cash unless the Trustees believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Fund’s prospectuses under “Valuation of Shares” and a redeeming shareholder would normally incur brokerage expenses in converting these securities to cash.

          Redemption proceeds may be more or less than the shareholder’s cost depending on the market value of the securities held by the Portfolio. See each prospectus for additional information about redeeming shares of a Portfolio.

TRANSACTIONS WITH BROKER/DEALERS

          The Fund has authorized certain brokers to accept on its behalf purchase and redemption orders. Some of these brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. For purposes of determining the purchase price of shares, the Fund will be deemed to have received a purchase or redemption order when an authorized broker, or if applicable, a broker’s authorized designee, accepts the order. In other words, orders will be priced at the net asset value next computed after such orders are accepted by an authorized broker or the broker’s authorized designee.

SHAREHOLDER SERVICES

Transfer of Shares

          Shareholders may transfer shares of the Fund’s Portfolios to another person by written request to Shareholder Services at Morgan Stanley Institutional Fund Trust, c/o Morgan Stanley Services Company Inc., P.O. Box 219804, Kansas City, MO 64121-9804.. If shares are being transferred to a new account, requests for transfer must be accompanied by a completed Account Registration Form for the receiving party. If shares are being transferred to an existing account, the request should clearly identify the account and number of shares to be transferred and include the signature of all registered owners and all share certificates, if any, which are subject to the transfer. The signature on the letter of request, the share certificate or any stock power must be guaranteed in the same manner as described under “Redemption of Shares.” As in the case of redemptions, the written request must be received in good order before any transfer can be made.

VALUATION OF SHARES

          Net asset value per share (“NAV”) is determined by dividing the total market value of each Portfolio’s investments and other assets, less any liabilities, by the total outstanding shares of that Portfolio. The NAV for each class of shares offered by the Fund may differ due to class-specific expenses paid by each class, including the shareholder servicing fees charged to Investment Class shares, Class P shares, Class H shares and Class L shares.

          In the calculation of a Portfolio’s NAV: (1) an equity portfolio security listed or traded on the NYSE, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; and (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. For equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day. When market quotations are not readily available, including circumstances under which it is determined by the Adviser that the sale price, the bid price or the mean between the last reported bid and asked price are not reflective of a security’s market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE.

          Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, unless the Board determines such valuation does not reflect the securities’ market value, in which case these securities will be valued at their fair value as determined by the Board.

          Certain of a Portfolio’s securities may be valued by an outside pricing service approved by the Board. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

          Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities and all options on equity securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest price published by the commodities exchange on which they trade unless it is determined that such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

          Generally, trading in foreign securities, as well as corporate bonds, U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio’s shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE and will therefore not be reflected in the computation of a Portfolio’s net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

MANAGEMENT OF THE FUND

          The Board supervises the Fund’s affairs under the laws governing business trusts in the Commonwealth of Pennsylvania. The Board has approved contracts under which certain companies provide essential management, administrative and shareholder services to the Fund.

          Trustees and Officers. The Board of the Fund consists of 10 Trustees. These same individuals also serve as directors or trustees for certain of the funds advised by Morgan Stanley Investment Advisors Inc. (the “Retail Funds”) and certain of the funds advised by Morgan Stanley AIP GP LP and the Adviser (the “Institutional Funds”). Nine Trustees have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser’s parent company, Morgan Stanley. These are the “non-interested” or “Independent” Trustees. The other Trustee (the “Interested Trustee”) is affiliated with the Adviser.

          Independent Trustees. The Independent Trustees of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee (as of December 31, 2008) and other directorships, if any, held by the Trustees, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley Investment Advisors Inc.).

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee

Frank L. Bowman (64) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006

Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Insurance, Valuation and Compliance Committee (since February 2007); Served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) through November 2008; retired as Admiral, U.S. Navy in January 2005 after serving over 8 years as Director of the Naval Nuclear Propulsion Program and Deputy Administrator—Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004). Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l’Orde National du Mérite by the French Government.

				161	Director of the Armed Services YMCA of the USA; member, BP America External Advisory Council (energy).

Michael Bozic (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994

Private investor; Chairperson of the Insurance, Valuation and Compliance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006), Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				163	Director of various business organizations.

*	This is the earliest date the Trustee began serving the Retail Funds or Institutional Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee

Kathleen A. Dennis (55) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	161	Director of various non-profit organizations.

Dr. Manuel H. Johnson (59) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	163	Director of NVR, Inc. (home construction); Director of Evergreen Energy.

Joseph J. Kearns (66) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001-July 2003); CFO of the J. Paul Getty Trust.	164	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

*	This is the earliest date the Trustee began serving the Retail Funds or Institutional Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee

Michael F. Klein (50) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed-Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				161	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (72) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Trustee since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	163	None.

W. Allen Reed (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	161	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.

*	This is the earliest date the Trustee began serving the Retail Funds or Institutional Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee

Fergus Reid (76) c/o Lumelite Plastics Corporation 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman of Lumelite Plastics Corporation; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	164	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by J.P. Morgan Investment Management Inc.

          The Trustee who is affiliated with the Adviser or affiliates of the Adviser (as set forth below) and executive officers of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee (as of December 31, 2008) and the other directorships, if any, held by the Interested Trustee, are shown below.

Interested Trustee:

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee	Other Directorships Held by Interested Trustee

James F. Higgins (60) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	162	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*	This is the earliest date the Trustee began serving the Retail Funds or Institutional Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

Executive Officers:

Name, Age and Address of Executive Trustee	Position(s) Held with Registrant	Length of Time Served***	Principal Occupation(s) During Past 5 Years

Randy Takian (34) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	President and Principal Executive Officer (since September 2008)

President and Principal Executive Officer (since September 2008) of funds in the Fund Complex; President and Chief Executive Officer of Morgan Stanley Services Company Inc. (since September 2008). President of Morgan Stanley Investment Advisors Inc. (since July 2008). Head of Retail and Intermediary business with Morgan Stanley Investment Management (since July 2008). Head of Liquidity and Bank Trust business (since July 2008) and the Latin American franchise (since July 2008) at Morgan Stanley Investment Management. Managing Director, Director and/or Officer of the Adviser and various entities affiliated with the Adviser. Formerly Head of Strategy and Product Development for the Alternatives Group and Senior Loan Investment Management. Formerly with Bank of America (July 1996-March 2006), most recently as Head of Strategy, Mergers and Acquisitions team for Global Wealth and Investment Management.

***	This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

Name, Age and Address of Executive Trustee	Position(s) Held with Registrant	Length of Time Served***	Principal Occupation(s) During Past 5 Years

Kevin Klingert (46) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2008

Global Head, Chief Operating Officer and acting Chief Investment Officer of the Global Fixed Income Group of the Adviser and Morgan Stanley Investment Advisors Inc. (since April 2008). Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management (since December 2007). Managing Director of the Adviser and Morgan Stanley Investment Advisors Inc. (since December 2007). Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock (October 1991 to January 2007).

Amy R. Doberman (46) 522 Fifth Avenue New York, NY 10036	Vice President	Since July 2004

Managing Director of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of the Adviser and various entities affiliated with the Adviser. Formerly, Managing Director and General Counsel—Americas, UBS Global Asset Management (July 2000 to July 2004).

Carsten Otto (45) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004

Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007) and Chief Compliance Officer of the Retail Funds and Institutional Funds (since October 2004). Formerly, U.S. Director of Compliance (October 2004-April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (42) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with the Adviser.

Mary E. Mullin (41) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

James Garrett (40) 522 Fifth Avenue New York, NY 10036	Treasurer and Chief Financial Officer	Treasurer since February 2002 and Chief Financial Officer since July 2003	Head of Global Fund Administration; Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Chief Financial Officer of the Institutional Funds.

***	This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

          For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Adviser, Morgan Stanley Investment Advisors Inc. and Morgan Stanley AIP GP LP) for the calendar year ended December 31, 2008 is set forth in the table below.

Name of Trustee	Dollar Range of Equity Securities in the Fund (as of December 31, 2008)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies (as of December 31, 2008)

Independent:
Frank L. Bowman(1)	None	over $100,000
Michael Bozic	None	over $100,000
Kathleen A. Dennis	None	over $100,000
Manuel H. Johnson	None	over $100,000
Joseph J. Kearns(1)	$10,001 - $50,000(2)	over $100,000
Michael F. Klein	(3)	over $100,000
Michael E. Nugent	None	over $100,000
W. Allen Reed(1)	(4)	over $100,000
Fergus Reid(1)	over $100,000(5)	over $100,000

Interested:
James F. Higgins	None	over $100,000

(1)

Includes the total amount of compensation deferred by the Trustee at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolio thereof) that are offered as investment options under the plan.

(2)	Balanced Portfolio.

(3)	$10,001 - $50,000 in each of the Investment Grade Fixed Income Portfolio and the Mid Cap Growth Portfolio.

(4)	$1 - $10,000 in the Value Portfolio and $10,001 - $50,000 in the Mid Cap Growth Portfolio.

(5)	Municipal Portfolio.

          As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.

          As of December 31, 2008, the Trustees and Officers of the Fund, as a group, owned less than 1% of the outstanding common stock of each Portfolio of the Fund.

          Independent Trustees and the Committees. Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Institutional Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia. These are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Institutional Funds’ Boards, such individuals may reject other attractive assignments because the Institutional Funds make substantial demands on their time. The Board has four committees: (1) Audit Committee, (2) Governance Committee, (3) Insurance, Valuation and Compliance Committee and (4) Investment Committee. Three of the Independent Trustees serve as members of the Audit Committee, three Independent Trustees serve as members of the Governance Committee, four Trustees, including three Independent Trustees, serve as members of the Insurance, Valuation and Compliance Committee and all of the Trustees serve as members of the Investment Committee.

          The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, shareholder service plans and distribution and underwriting agreements, continually reviewing fund performance, checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy.

          The Board of Trustees has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund’s independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm’s duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund’s system of internal controls; and preparing and submitting Committee meeting minutes to the full Board. The Fund has adopted a formal, written Audit Committee Charter.

          The members of the Audit Committee of the Fund are Joseph J. Kearns, Michael E. Nugent and W. Allen Reed. None of the members of the Fund’s Audit Committee is an “interested person,” as defined under the Investment Company Act, of the Fund (with such disinterested Trustees being “Independent Trustees” or individually, “Independent Trustee”). Each Independent Trustee is also “independent” from the Fund under the listing standards of the NYSE. The Chairperson of the Audit Committee of the Fund is Joseph J. Kearns.

          The Board of Trustees of the Fund also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Trustees on the Fund’s Board and on committees of the Board and recommends such qualified individuals for nomination by the Fund’s Independent Trustees as candidates for election as Independent Trustees, advises the Fund’s Board with respect to Board composition, procedures and committees, develops and recommends to the Fund’s Board a set of corporate governance principles applicable to the Fund, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund’s Board of Trustees and any Board committees and oversees periodic evaluations of the Fund’s Board and its committees. The members of the Governance Committee of the Fund are Kathleen A. Dennis, Michael F. Klein and Fergus Reid, each of whom is an Independent Trustee. The Chairperson of the Governance Committee is Fergus Reid.

          The Fund does not have a separate nominating committee. While the Fund’s Governance Committee recommends qualified candidates for nominations as Independent Trustees, the Board of Trustees of the Fund believes that the task of nominating prospective Independent Trustees is important enough to require the participation of all current Independent Trustees, rather than a separate committee consisting of only certain Independent Trustees. Accordingly, each Independent Trustee (Frank L. Bowman, Michael Bozic, Kathleen A. Dennis, Manuel H. Johnson, Joseph J. Kearns, Michael F. Klein, Michael E. Nugent, W. Allen Reed and Fergus Reid) participates in the election and nomination of candidates for election as Independent Trustees for the Fund for which the Independent Trustee serves. Persons recommended by the Fund’s Governance Committee as candidates for nomination as Independent Trustees shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board’s ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent Trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Fund’s Board as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below under the caption “Shareholder Communications.”

          The Board formed an Insurance, Valuation and Compliance Committee to review the valuation process, address insurance coverage and oversee the compliance function for the Fund and the Board. The Insurance, Valuation and Compliance Committee consists of Frank L. Bowman, Michael Bozic, James F. Higgins and Manuel H. Johnson. Frank L. Bowman, Michael Bozic and Manuel H. Johnson are Independent Trustees. The Chairperson of the Insurance, Valuation and Compliance Committee is Michael Bozic. The Insurance, Valuation and

Compliance Committee has an Insurance Sub-Committee to review and monitor the insurance coverage maintained by the Fund. The Chairperson of the Insurance Sub-Committee is Frank L. Bowman.

          The Investment Committee oversees the portfolio investment process for and reviews the performance of the Fund. The Investment Committee also recommends to the Board to approve or renew the Fund’s Investment Advisory, Sub-Advisory, as applicable, and Administration Agreements. The members of the Investment Committee are Frank L. Bowman, Michael Bozic, Kathleen A. Dennis, James F. Higgins, Manuel H. Johnson, Joseph J. Kearns, Michael F. Klein, Michael E. Nugent, W. Allen Reed and Fergus Reid. The Chairperson of the Investment Committee is Manuel H. Johnson.

          The Investment Committee has three Sub-Committees, each with its own Chairperson. Each Sub-Committee focuses on the funds’ primary areas of investment, namely equities, fixed income and alternatives. The Sub-Committees and their members are as follows:

(1)	Equity—W. Allen Reed (Chairperson), Frank L. Bowman and Michael E. Nugent.

(2)	Fixed Income—Michael F. Klein (Chairperson), Michael Bozic and Fergus Reid.

(3)	Money Market and Alternatives—Kathleen A. Dennis (Chairperson), James F. Higgins and Joseph J. Kearns.

          During the Fund’s fiscal year ended September 30, 2008, the Board of Trustees held the following meetings:

Board of Trustees	9

Committee/Sub-Committee:	Number of Meetings

Audit Committee	4
Governance Committee	4
Insurance, Valuation and Compliance Committee	6
Insurance Sub-Committee	2
Investment Committee	5
Equity Sub-Committee	6
Fixed Income Sub-Committee	6
Money Market and Alternatives Sub-Committee	6

          Advantages of Having the Same Individuals as Independent Trustees for the Retail Funds and Institutional Funds. The Independent Trustees and the Fund’s management believe that having the same Independent Trustees for each of the Retail Funds and Institutional Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Trustees of these funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the fund’s service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on the boards of the Retail Funds and Institutional Funds enhances the ability of each fund to obtain, at modest cost to each, the services of Independent Trustees of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Retail Funds and Institutional Funds.

          Trustee and Officer Indemnification. The Fund’s Declaration of Trust provides that no Trustee, Officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, Officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, Officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

          Shareholder Communications. Shareholders may send communications to the Board of Trustees. Shareholders should send communications intended for the Board by addressing the communication directly to that Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund’s office or directly to such Board member(s) at the address specified for each director previously noted. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

          Compensation of Trustees and Officers. Each Trustee (except for the Chairperson of the Boards) receives an annual retainer fee of $200,000 for serving the Retail Funds and the Institutional Funds. The Chairperson of the Audit Committee receives an additional annual retainer fee of $75,000 and the Investment Committee Chairperson receives an additional annual retainer fee of $60,000. Other Committee Chairpersons receive an additional annual retainer fee of $30,000 and the Sub-Committee Chairpersons receive an additional annual retainer fee of $15,000. The aggregate compensation paid to each Trustee is paid by the Retail Funds and the Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and the Institutional Funds based on the relative net assets of each of the funds/portfolios. Michael E. Nugent receives a total annual retainer fee of $400,000 for his services as Chairperson of the Boards of the Retail Funds and the Institutional Funds and for administrative services provided to each Board.

          The Fund also reimburses the Independent Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees of the Fund who are employed by the Adviser receive no compensation or expense reimbursement from the Fund for their services as a Trustee.

          Effective April 1, 2004, the Fund began a Deferred Compensation Plan (the “DC Plan”), which allows each Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the Plan. At the Trustee’s election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.

          Prior to April 1, 2004, the Fund maintained a similar Deferred Compensation Plan (the “Prior DC Plan”), which also allowed each Independent Trustee to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Trustees throughout the year. The DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior DC Plan are now subject to the terms of the Plan (except for amounts paid during the calendar year 2004 which remain subject to the terms of the Prior DC Plan).

          The following table shows aggregate compensation payable to the Fund’s Trustees by the Fund for the fiscal year ended September 30, 2008 and the aggregate compensation payable to each of the funds’ Trustees by the Fund Complex (which includes all of the Retail Funds and Institutional Funds) for the calendar year ended December 31, 2008.

COMPENSATION(1)

Name of Independent Trustee:	Aggregate Compensation From the Fund(2)	Total Compensation From Fund and Fund Complex Paid to the Trustees(3)

Frank L. Bowman(2)(3)	$18,420	$215,000
Michael Bozic	$18,786	$230,000
Kathleen A. Dennis	$17,819	$215,000
Manuel H. Johnson	$21,182	$260,000
Joseph J. Kearns(2)(3)	$22,855	$286,250
Michael F. Klein	$17,819	$215,000
Michael E. Nugent	$32,776	$400,000
W. Allen Reed(2)(3)	$18,419	$430,000
Fergus Reid(3)	$18,786	$241,250

Name of Interested Trustee:

James F. Higgins	$16,391	$200,000

(1)	Includes all amounts paid for serving as Director/Trustee of the funds, as well as serving as Chairperson of the Boards or a Chairperson of a Committee or Sub-Committee.

(2)

The amounts shown in this column represent the aggregate compensation before deferral with respect to the Fund’s fiscal year. The following Trustees deferred compensation from the Fund during the fiscal year ended September 30, 2008: Mr. Bowman, $18,420; Mr. Kearns, $11,635; and Mr. Reed, $18,419.

(3)

The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2008 before deferral by the Trustees under the DC Plan. As of December 31, 2008, the value (including interest) of the deferral accounts across the Fund Complex for Messrs. Bowman, Kearns, Reed and Reid pursuant to the deferred compensation plan was $397,110, $761,543, $332,876 and $474,242, respectively. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

          Prior to December 31, 2003, 49 of the Retail Funds (the “Adopting Funds”) had adopted a retirement program under which an Independent Trustee who retired after serving for at least five years as an Independent Trustee of any such fund (an “Eligible Trustee”) would have been entitled to retirement payments based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Trustee was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Trustee’s retirement as shown in the table below.

          The following table illustrates the retirement benefits accrued to the Fund’s Independent Trustees by the Adopting Funds for the calendar year ended December 31, 2008, and the estimated retirement benefits for the Independent Trustees from the Adopting Funds for each calendar year following retirement. Only the Trustees listed below participated in the retirement program.

Name of Independent Trustee	Retirement Benefits Accrued as Fund Expenses By All Adopting Funds	Estimated Annual Benefits Upon Retirement(1) From All Adopting Funds

Michael Bozic	$17,198	$45,874
Manuel H. Johnson	$18,179	$67,179
Michael E. Nugent	$ 3,512	$60,077

(1)	Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Trustee’s life.

INVESTMENT ADVISER

          The Adviser to the Fund, Morgan Stanley Investment Management Inc., with principal offices at 522 Fifth Avenue, New York, New York 10036, is a wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of November 30, 2008, the Adviser, together with its affiliated asset management companies, had approximately $393.2 billion in assets under management or supervision.

          Under an Investment Advisory Agreement (the “Agreement”) with the Fund, the Adviser, subject to the control and supervision of the Fund’s Board and in conformance with the stated investment objectives and policies of each Portfolio of the Fund, manages the investment and reinvestment of the assets of each Portfolio of the Fund. In addition, the International Fixed Income Portfolio is sub-advised as described below. In this regard, it is the responsibility of the Adviser to make investment decisions for the Fund’s Portfolios and to place each Portfolio’s purchase and sales orders for investment securities.

          Morgan Stanley Investment Management Limited (“MSIM Limited”) serves as the Sub-Adviser to the International Fixed Income Portfolio. MSIM Limited, located at 25 Cabot Square, Canary Wharf, London, England, E14 4QA, is a wholly-owned subsidiary of Morgan Stanley. Under an Amended and Restated Sub-Advisory Agreement with the Adviser, the Sub-Adviser, subject to the control and supervision of the Fund, its officers, Trustees and the Adviser, and in accordance with the investment objectives, policies and restrictions of this Portfolio, makes certain day-to-day investment decisions for the Portfolio and places certain of the Portfolio’s purchase and sales orders. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund in respect of the Portfolio. The Amended and Restated Sub-Advisory Agreement was in effect for an initial term of two years, and thereafter will continue in effect for successive annual periods as long as such continuance is approved in accordance with the 1940 Act.

          As compensation for the services rendered by the Adviser under the Agreement and the assumption by the Adviser of the expenses related thereto (other than the cost of securities purchased for the Portfolios and the taxes and brokerage commissions, if any, payable in connection with the purchase and/or sale of such securities), each Portfolio pays the Adviser an advisory fee calculated by applying a quarterly rate, based on the following annual percentage rates, to the Portfolio’s average daily net assets for the quarter:

Portfolio	Rate (%)

Mid Cap Growth Portfolio	0.500%

U.S. Mid Cap Value Portfolio	0.720% of the portion of the daily net assets not exceeding $1 billion; and 0.650% of the portion of the daily net assets exceeding $1 billion

U.S. Small Cap Value Portfolio

0.670% of the portion of the daily net assets not exceeding $500 million; 0.645% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; and 0.620% of the portion of the daily net assets exceeding $1 billion

Value Portfolio

0.500% of the portion of the daily net assets not exceeding $1 billion; 0.450% of the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion; 0.400% of the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.350% of the portion of the daily net assets exceeding $3 billion

Core Fixed Income Portfolio	0.375%

Core Plus Fixed Income Portfolio	0.375% of the portion of the daily net assets not exceeding $1 billion; and 0.300% of the portion of the daily net assets exceeding $1 billion

Portfolio	Rate (%)

Intermediate Duration Portfolio	0.375%

International Fixed Income Portfolio	0.375%

Investment Grade Fixed Income Portfolio	0.375%

Limited Duration Portfolio	0.300%

Long Duration Fixed Income Portfolio	0.375%

Municipal Portfolio	0.375%

Balanced Portfolio	0.450%

Advisory Portfolio	0.375%

Advisory Portfolio II	0.375%

          The Adviser has voluntarily agreed to reduce or waive its advisory fees and/or reimburse certain expenses to the extent necessary, if any, to keep total annual operating expenses deducted from Portfolio assets for Class I and Class P from exceeding 0.50% and 0.75%, respectively, of average daily net assets for each of the Core Fixed Income, Long Duration Fixed Income and Municipal Portfolios. In addition, the Adviser has voluntarily agreed to waive its advisory fees and/or reimburse all expenses deducted from Portfolio assets for each of the Advisory Portfolio and Advisory Portfolio II, other than fees paid on behalf of each such Portfolio to the Trustees. The Adviser also has voluntarily agreed to reduce its advisory fees and/or reimburse certain expenses for Class H and Class L of the Municipal Portfolio so that total annual operating expenses, excluding transfer agency fees, will not exceed 0.75% and 1.00%, respectively, of its average daily net assets. In determining the actual amount of voluntary advisory fee waiver and/or expense reimbursement for a Portfolio, if any, the Adviser excludes from annual operating expenses certain investment related expenses, such as interest expense on borrowing, and, with respect to Class H and Class L, transfer agency fees. The Adviser reserves the right to terminate any of its fee waivers and/or expense reimbursements at any time in its sole discretion.

          The following table shows for each Portfolio (i) the advisory fee paid; and (ii) the advisory fee waived for each of the past three fiscal years ended September 30, 2006, 2007 and 2008.

	Advisory Fees Paid					Advisory Fees Waived

Portfolio	2006 (000)		2007 (000)		2008 (000)	2006 (000)		2007 (000)		2008 (000)

Mid Cap Growth Portfolio	$10,231		$12,353		$16,955	$—		$—		$—
U.S. Mid Cap Value Portfolio	997		1,143		1,162	—		—		—
U.S. Small Cap Value Portfolio	4,619		5,599		5,332	—		—		—
Value Portfolio	3,873		2,970		1,662	—		—		—
Core Fixed Income Portfolio	773		1,034		956	135		141		115
Core Plus Fixed Income Portfolio	8,338		8,675		7,826	—		—		—
Intermediate Duration Portfolio	1,036		549		549	—		—		—
International Fixed Income Portfolio	579		768		814	—		—		—
Investment Grade Fixed Income Portfolio	1,877		1,944		1,725	—		—		—
Limited Duration Portfolio	3,471		3,202		2,667	—		—		—
Long Duration Fixed Income Portfolio	—		—		31	18		96		76
Municipal Portfolio	2,176		2,915		4,111	—		9		45
Balanced Portfolio	1,307		1,417		1,300	—		—		—
Advisory Portfolio	—		—		—	11,967		11,727		8,803
Advisory Portfolio II		*		*	—		*		*	2,224

*	Not in operation during the period.

          The Agreement continues for successive one year periods, only if each renewal is specifically approved by an in-person vote of the Fund’s Board, including the affirmative votes of a majority of the Trustees who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of any such party at a meeting called for the purpose of considering such approval. In addition, the question of continuance of the Agreement may be presented to the shareholders of the Fund; in such event, continuance shall be effected only if approved by the affirmative vote of a majority of the outstanding voting securities of each Portfolio of the Fund. If the holders of any Portfolio fail to approve the Agreement, the Adviser may continue to serve as investment adviser to each Portfolio which approved the Agreement, and to any Portfolio which did not approve the Agreement until new arrangements have been made. The Agreement is automatically terminated if assigned, and may be terminated by any Portfolio without the payment of any penalty, at any time, (1) by vote of a majority of the entire Board or (2) by vote of a majority of the outstanding voting securities of the Portfolio on 60 days’ written notice to the Adviser or (3) by the Adviser without the payment of any penalty, upon 90 days’ written notice to the Fund.

          The Fund bears all of its own costs and expenses, including but not limited to: services of its independent accountants, its administrator and dividend disbursing and transfer agent, legal counsel, taxes, insurance premiums, costs incidental to meetings of its shareholders and Trustees, the cost of filing its registration statements under federal and state securities laws, reports to shareholders, and custodian fees. These Fund expenses are, in turn, allocated to each Portfolio, based on their relative net assets. Each Portfolio bears its own advisory fees and brokerage commissions and transfer taxes in connection with the acquisition and disposition of its investment securities.

Code of Ethics

          The Fund, the Adviser, the Sub-Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls, including prohibitions against purchases of securities in an initial public offering and a preclearance requirement with respect to personal securities transactions.

Proxy Voting Policies and Procedures and Proxy Voting Record

          The Board of Trustees believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. As such, the Trustees have delegated the responsibility to vote such proxies to Morgan Stanley Investment Management and its advisory affiliates (“MSIM”).

          A copy of MSIM’s Proxy Voting Policy (“Proxy Policy”) is attached hereto as Appendix A. In addition, a copy of the Proxy Policy, as well as the Fund’s most recent proxy voting record for the 12-month period ended June 30, filed with the SEC are available without charge on our web site at www.morganstanley.com/msim. The Fund’s proxy voting record is also available without charge on the SEC’s web site at www.sec.gov.

Portfolio Managers

          Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser and/or Sub-Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Adviser and/or Sub-Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser’s and/or Sub-Adviser’s employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Adviser and/or Sub-Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser and/or Sub-Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Adviser and Sub-Adviser have adopted trade allocation and other policies and procedures that they believe are reasonably designed to address these and other conflicts of interest.

Portfolio Manager Compensation Structure

          Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio manager.

          Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser and/or Sub-Adviser.

          Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation. Discretionary compensation can include:

•	Cash Bonus.

•

Morgan Stanley’s Long Term Incentive Compensation awards—a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other investments that are subject to vesting and other conditions.

•

Investment Management Alignment Plan (IMAP) awards—a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser and/or Sub-Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of their IMAP deferral account into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include one of the Portfolios.

•

Voluntary Deferred Compensation Plans—voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount across a range of designated investment funds, including funds advised by the Adviser and/or Sub-Adviser or its affiliates.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

•

Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund’s/account’s primary benchmark (as set forth in the fund’s prospectus), indices and/or peer groups where applicable. Generally, the greatest weight is placed on the three- and five-year periods.

•	Revenues generated by the investment companies, pooled investment vehicles and other accounts manages by the portfolio manager.

•	Contribution to the business objectives of the Adviser and/or Sub-Adviser.

•	The dollar amount of assets managed by the portfolio manager.

•	Market compensation survey research by independent third parties.

•	Other qualitative factors, such as contributions to client objectives.

•	Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

International Fixed Income Portfolio

          Other Accounts Managed by the Portfolio Managers. As of September 30, 2008: Michael B. Kushma managed seven registered investment companies with a total of approximately $7.2 billion in assets; three pooled investment vehicles other than registered investment companies with a total of approximately $41.3 million in assets; and 19 other accounts with a total of approximately $7.1 billion in assets. Of these other accounts, three accounts with a total of approximately $227.0 million in assets had performance-based fees. Christian G. Roth managed 16 registered investment companies with a total of approximately $2.5 billion in assets; no pooled investment vehicles other than registered investment companies; and 22 other accounts with a total of approximately $6.2 billion in assets. Of these other accounts, three accounts with a total of approximately $842.3 million in assets had performance-based fees.

Jaidip Singh managed 12 registered investment companies with a total of approximately $5.2 billion in assets; no pooled investment vehicles other than registered investment companies; and 43 other accounts with a total of approximately $10.0 billion in assets. Of these other accounts, four accounts with a total of approximately $1.2 billion in assets had performance-based fees.

          Securities Ownership of Portfolio Managers. As of September 30, 2008, the dollar range of securities beneficially owned by each of Michael B. Kushma, Christian G. Roth, and Jaidip Singh in the Portfolio was $100,001–$500,000, $100,001–$500,000 and $1–$10,000, respectively.

Advisory Portfolio

Advisory Portfolio II

          Other Accounts Managed by the Portfolio Manager. As of September 30, 2008: Shelia Huang managed four registered investment companies with a total of approximately $2.2 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

          Securities Ownership of Portfolio Manager. Shares of these Portfolios are available only to private advisory clients of the Adviser, and not to the portfolio manager. Therefore, as of September 30, 2008, the portfolio manager did not beneficially own any shares of these Portfolios.

Balanced Portfolio

          Other Accounts Managed by the Portfolio Managers. As of September 30, 2008: Francine J. Bovich managed four registered investment companies with a total of approximately $396.6 million in assets; one pooled investment vehicle other than registered investment companies with a total of approximately $58.0 million in assets; and 14 other accounts with a total of approximately $5.7 billion in assets. Of these other accounts, one account with a total of approximately $248.8 million in assets had performance-based fees. W. David Armstrong managed 20 registered investment companies with a total of approximately $21.0 billion in assets; no pooled investment vehicles other than registered investment companies; and 43 other accounts with a total of approximately $10.1 billion in assets. Of these other accounts, four accounts with a total of approximately $1.2 billion in assets had performance-based fees. Sanjay Verma managed 10 registered investment companies with a total of approximately $3.6 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

          Securities Ownership of Portfolio Managers. As of September 30, 2008, none of the portfolio managers beneficially owned any shares of this Portfolio.

Core Fixed Income Portfolio
Intermediate Duration Portfolio
Investment Grade Fixed Income Portfolio

          Other Accounts Managed by the Portfolio Managers. As of September 30, 2008: W. David Armstrong managed 20 registered investment companies with a total of approximately $21.0 billion in assets; no pooled investment vehicles other than registered investment companies; and 43 other accounts with a total of approximately $10.1 billion in assets. Of these other accounts, four accounts with a total of approximately $1.2 billion in assets had performance-based fees. Jaidip Singh managed 12 registered investment companies with a total of approximately $5.2 billion in assets; no pooled investment vehicles other than registered investment companies; and 43 other accounts with a total of approximately $10.0 billion in assets. Of these other accounts, four accounts with a total of approximately $1.2 billion in assets had performance-based fees. Sanjay Verma managed 10 registered investment companies with a total of approximately $3.6 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

          Securities Ownership of Portfolio Managers. As of September 30, 2008, the dollar range of securities of the Core Fixed Income Portfolio, the Intermediate Duration Portfolio and the Investment Grade Fixed Income Portfolio beneficially owned by W. David Armstrong was $0, $0, and $10,001–$50,000, respectively, Jaidip Singh was $1–$10,000, $0 and $10,001–$50,000, respectively, and Sanjay Verma was $0, $0 and $0, respectively.

Core Plus Fixed Income Portfolio

          Other Accounts Managed by the Portfolio Managers. As of September 30, 2008: W. David Armstrong managed 20 registered investment companies with a total of approximately $21.0 billion in assets; no pooled investment vehicles other than registered investment companies; and 43 other accounts with a total of approximately $10.1 billion in assets. Of these other accounts, four accounts with a total of approximately $1.2 billion in assets had performance-based fees. Sanjay Verma managed 10 registered investment companies with a total of approximately $3.6 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

          Securities Ownership of Portfolio Managers. As of September 30, 2008, none of the portfolio managers beneficially owned any shares of this Portfolio.

Limited Duration Portfolio

          Other Accounts Managed by the Portfolio Manager. As of November 20, 2008: Virginia Keehan managed eight registered investment companies with a total of approximately $1.9 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts. As of September 30, 2008: Joseph Mehlman managed two registered investment companies with a total of approximately $676.8 million in assets; no pooled investment vehicles other than registered investment companies; and no other accounts. Jaidip Singh managed 12 registered investment companies with a total of approximately $5.2 billion in assets; no pooled investment vehicles other than registered investment companies; and 43 other accounts with a total of approximately $10.0 billion in assets. Of these other accounts, four accounts with a total of approximately $1.2 billion in assets had performance-based fees.

          Securities Ownership of Portfolio Managers. As of November 20, 2008, Virginia Keehan did not beneficially own any securities in the Portfolio. As of September 30, 2008, the dollar range of securities beneficially owned by each of Joseph Mehlman and Jaidip Singh in the Portfolio was $1–$10,000 and $1–$10,000, respectively.

Long Duration Fixed Income Portfolio

          Other Accounts Managed by the Portfolio Managers. As of September 30, 2008: W. David Armstrong managed 20 registered investment companies with a total of approximately $21.0 billion in assets; no pooled investment vehicles other than registered investment companies; and 43 other accounts with a total of approximately $10.1 billion in assets. Of these other accounts, four accounts with a total of approximately $1.2 billion in assets had performance-based fees. Jaidip Singh managed 12 registered investment companies with a total of approximately $5.2 billion in assets; no pooled investment vehicles other than registered investment companies; and 43 other accounts with a total of approximately $10.0 billion in assets. Of these other accounts, four accounts with a total of approximately $1.2 billion in assets had performance-based fees.

          Securities Ownership of Portfolio Managers. As of September 30, 2008, none of the portfolio managers beneficially owned any shares of this Portfolio.

Mid Cap Growth Portfolio

          Other Accounts Managed by the Portfolio Managers. As of September 30, 2008: Dennis P. Lynch managed 38 registered investment companies with a total of approximately $21.5 billion in assets; two pooled investment vehicles other than registered investment companies with a total of approximately $645.8 million in assets; and 5,781 other accounts (which include separate accounts managed under certain “wrap fee” programs) with a total of approximately $1.6 billion in assets. David S. Cohen managed 38 registered investment companies with a total of approximately $21.5 billion in assets; two pooled investment vehicles other than registered investment companies with a total of approximately $645.8 million in assets; and 5,781 other accounts (which include separate accounts managed under certain “wrap fee” programs) with a total of approximately $1.6 billion in assets. Sam G. Chainani managed 38 registered investment companies with a total of approximately $21.5 billion in assets; two pooled investment vehicles other than registered investment companies with a total of approximately $645.8 million in assets; and 5,781 other accounts (which include separate accounts managed under certain “wrap fee” programs) with a total of approximately $1.6 billion in assets. Alexander T. Norton managed 38 registered investment companies with a total of approximately $21.5 billion in assets; two pooled investment vehicles other than registered investment companies with a total of approximately $645.8 million in assets; and 5,781 other accounts (which include separate accounts managed under certain “wrap fee” programs) with a total of approximately $1.6 billion in assets. Jason C. Yeung managed 38 registered investment companies with a total of approximately $21.5 billion in assets; two pooled investment vehicles other than registered investment companies with a total of approximately $645.8 million in assets; and 5,781 other accounts (which include separate accounts managed under certain “wrap fee “ programs) with a total of approximately $1.6 billion in assets. Armistead B. Nash managed 38 registered investment companies with a total of approximately $21.5 billion in assets; two pooled investment vehicles other than registered investment companies with a total of approximately $645.8 million in assets; and 5,781 other accounts (which include separate accounts managed under certain “wrap fee “ programs) with a total of approximately $1.6 billion in assets.

          Securities Ownership of Portfolio Managers. As of September 30, 2008, the dollar range of securities beneficially owned by each of Dennis P. Lynch, David S. Cohen, Sam G. Chainani, Alexander T. Norton, Jason C. Yeung and Armistead B. Nash in the Portfolio was over $1 million, $100,001–$500,000, $100,001–$500,000, $10,001–$50,000, $10,001–$50,000 and $1–$10,000, respectively.

Municipal Portfolio

          Other Accounts Managed by the Portfolio Manager. As of September 30, 2008: Steven K. Kreider managed 40 registered investment companies with a total of approximately $25.9 billion in assets; two pooled investment vehicles other than registered investment companies with assets of approximately $202.3 million in assets; and 41 other accounts with a total of approximately $6.4 billion in assets. Neil Stone managed 20 registered investment companies with a total of approximately $7.3 billion in assets; no pooled investment vehicles other than registered investment companies; and 42 other accounts with a total of approximately $9.0 billion in assets.

          Securities Ownership of Portfolio Manager. As of September 30, 2008, the dollar range of securities beneficially owned by Steven K. Kreider and Neil Stone in the Portfolio was $0 and $100,001–$500,000, respectively.

U.S. Mid Cap Value Portfolio

          Other Accounts Managed by the Portfolio Managers. As of September 30, 2008: Thomas B. Bastian managed 26 registered investment companies with a total of approximately $31.4 billion in assets; no pooled investment vehicles other than registered investment companies; and three other accounts with a total of approximately $602.4 million in assets. Thomas R. Copper managed four registered investment companies with a total of approximately $1.5 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts. John Mazanec managed four registered investment companies with a total of approximately $1.5 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts. Mary Jayne Maly managed three registered investment companies with a total of approximately $395.3 million in assets;

no pooled investment vehicles other than registered investment companies; and no other accounts. James O. Roeder managed 26 registered investment companies with a total of approximately $31.4 billion in assets; no pooled investment vehicles other than registered investment companies; and three other accounts with a total of approximately $602.4 million in assets. Mark Laskin managed 26 registered investment companies with a total of approximately $31.4 billion in assets; no pooled investment vehicles other than registered investment companies; and three other accounts with a total of approximately $602.4 million in assets. Sergio Marcheli managed 26 registered investment companies with a total of approximately $31.4 billion in assets; no pooled investment vehicles other than registered investment companies; and three other accounts with a total of approximately $602.4 million in assets.

          Securities Ownership of Portfolio Managers. As of September 30, 2008, the dollar range of securities beneficially owned by each of Thomas B. Bastian, Thomas R. Copper, James O. Roeder, Mark Laskin and Sergio Marcheli in the Portfolio was $100,001–$500,000, $100,001–$500,000, $100,001–$500,000, $1–$10,000 and $10,001–$50,000, respectively. As of September 30, 2008, John Mazanec and Mary Jayne Maly did not own any securities in the Portfolio.

U.S. Small Cap Value Portfolio

          Other Accounts Managed by the Portfolio Managers. As of September 30, 2008: Richard Glass managed six registered investment companies with a total of approximately $2.0 billion in assets; no pooled investment vehicles other than registered investment companies; and 1,431 other accounts (which include separate accounts managed under certain “wrap fee” programs) with a total of approximately $295.5 million in assets. Alexander Yaggy managed six registered investment companies with a total of approximately $2.0 billion in assets; no pooled investment vehicles other than registered investment companies; and 1,431 other accounts (which include separate accounts managed under certain “wrap fee” programs) with a total of approximately $295.5 million in assets.

          Securities Ownership of Portfolio Managers. As of September 30, 2008, the dollar range of securities beneficially owned by each of Richard Glass and Alexander Yaggy in the Portfolio was $100,001–$500,000(1) and $10,001–$50,000(1), respectively.

Value Portfolio

          Other Accounts Managed by the Portfolio Managers. As of September 30, 2008: B. Robert Baker managed 19 registered investment companies with a total of approximately $23.8 billion in assets; no pooled investment vehicles other than registered investment companies; and 10,010 other accounts (which include separate accounts managed under certain “wrap fee” programs) with a total of approximately $1.8 billion in assets. Kevin C. Holt managed 19 registered investment companies with a total of approximately $23.8 billion in assets; no pooled investment vehicles other than registered investment companies; and 10,010 other accounts (which include separate accounts managed under certain “wrap fee” programs) with a total of approximately $1.8 billion in assets. Jason S. Leder managed 19 registered investment companies with a total of approximately $23.8 billion in assets; no pooled investment vehicles other than registered investment companies; and 10,010 other accounts (which include separate accounts managed under certain “wrap fee” programs) with a total of approximately $1.8 billion in assets. James N. Warwick managed 19 registered investment companies with a total of approximately $23.8 billion in assets; no pooled investment vehicles other than registered investment companies; and 10,010 other accounts (which include separate accounts managed under certain “wrap fee programs”) with a total of approximately $1.8 billion in assets. Devin E. Armstrong managed 19 registered investment companies with a total of approximately $23.8 billion in assets; no pooled investment vehicles other than registered investment companies; and 10,010 other accounts (which include separate accounts managed under certain “wrap fee programs”) with a total of approximately $1.8 billion in assets.

          Securities Ownership of Portfolio Managers. As of September 30, 2008, none(1) of the portfolio managers beneficially owned any shares of this Portfolio.

(1)     This amount does not include investments made by the portfolio manager in one or more registered investment companies managed by the same portfolio management team pursuant to a similar investment strategy.

PRINCIPAL UNDERWRITER

          Morgan Stanley Distribution, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, with its principal office at 100 Front Street, Suite 400, West Conshohocken, Pennsylvania 19428-2881, distributes the shares of the Fund. Under the Distribution Agreement, the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of the Fund’s shares. The Distribution Agreement continues in effect so long as such continuance is approved at least annually by the Fund’s Board, including a majority of those Trustees who are not parties to such Distribution Agreement nor interested persons of any such party. The Distribution Agreement provides that the Fund will bear the costs of the registration of its shares with the SEC and various states and the printing of its prospectuses, statements of additional information and reports to shareholders.

SHAREHOLDER SERVICES PLANS

Investment Class

          The Fund has adopted a Shareholder Service Plan for Investment Class Shares (the “Shareholder Services Plan”). The Plan provides that the Fund, on behalf of each Portfolio, may pay the Distributor an annualized fee of up to 0.15% of each Portfolio’s average daily net assets attributable to Investment Class Shares. The Distributor may use the shareholder service fee to compensate financial intermediaries, plan fiduciaries, and investment professionals, including the Fund’s investment adviser, for providing one or more personal services to Investment Class shareholders (including, where applicable, any underlying beneficial owners) identified in the Shareholder Service Plan. During the fiscal year ended September 30, 2008, the Balanced, Core Plus Fixed Income, Intermediate Duration, U.S. Mid Cap Value and Value Portfolios paid $7,331, $214,905, $213,958, $5,034 and $47,595, respectively, to compensate the Distributor under this Shareholder Services Plan.

          Other than $16,317 of fees retained by the Distributor, fees paid to the Distributor during the fiscal year in connection with the Shareholder Services Plan were used to reimburse third-parties for distribution-related services performed on behalf of the Fund.

Class P, Class H and Class L

          Effective July 1, 2007, the Fund adopted a Shareholder Services Plan for Class P shares (the “Class P Plan”), effective November 29, 2007, the Fund adopted a Shareholder Services Plan for Class H shares (the “Class H Plan”) and effective June 9, 2008, the Fund adopted a Distribution and Shareholder Services Plan for Class L shares (the “Class L Plan”), each pursuant to Rule 12b-1 under the 1940 Act (together, the “Plans”). The Plans provide that the Fund, on behalf of each Portfolio, may pay the Distributor and other affiliated and unaffiliated broker-dealers, financial institutions and/or intermediaries an annualized fee of up to 0.25% of the average daily net assets of each Portfolio attributable to Class P shares, Class H shares or Class L shares, as applicable. This service fee is for providing “personal service and/or the maintenance of shareholder accounts” as provided for in Section 2830(b)(9) of the Financial Industry Regulatory Authority (“FINRA”) Conduct Rules, including (i) expenditures for overhead and other expenses of the Distributor and other affiliated and unaffiliated broker-dealers, (ii) telephone and other communications expenses relating to the provision of shareholder services and (iii) compensation to and expenses of financial advisors and other employees of the Distributor and other affiliated and unaffiliated broker-dealers for the provision of shareholder services. In addition, the Class L Plan provides that the Fund, on behalf of each Portfolio, may pay the Distributor an annualized distribution fee of up to 0.25% of the average daily net assets of each Portfolio attributable to Class L shares. The Distributor may direct that all or any part of these fees be paid directly to its affiliates or other broker-dealers, financial institutions and/or intermediaries that provide shareholder services.

          For the fiscal year ended September 30, 2008, the Balanced, Core Fixed Income, Core Plus Fixed Income, Intermediate Duration, International Fixed Income, Investment Grade Fixed Income, Limited Duration, Long Duration Fixed Income, Mid Cap Growth, Municipal, U.S. Mid Cap Value, U.S. Small Cap Value, and Value Portfolios paid, in connection with the Class P shares of each Portfolio, $86,001, $29,291, $318,204, $45, $3,174, $1,515, $1,365, $1,304, $3,782,144, $79,925, $62,551, $159,980, and $356,164, respectively, in shareholder service fees pursuant to the Class P Plan.

          For the fiscal year ended September 30, 2008, the International Fixed Income, Investment Grade Fixed Income and Municipal Portfolios paid, in connection with the Class H shares of each Portfolio, $207, $173, and $10,223, respectively, in shareholder service fees pursuant to the Class H Plan.

          For the fiscal year ended September 30, 2008, the International Fixed Income, Investment Grade Fixed Income and Municipal Portfolios paid, in connection with the Class L shares of each Portfolio, $102, $68, and $13,886, respectively, in distribution and shareholder service fees pursuant to the Class L Plan.

          Other than $286,692, $2,161 and $5,749 of fees retained by the Distributor in connection with the Class P Plan, the Class H Plan and the Class L Plan, respectively, fees paid to the Distributor during the fiscal year were used to reimburse third-parties for shareholder services performed on behalf of the Fund.

          The Plans were approved by the Fund’s Board of Trustees, including the Independent Trustees, none of whom has a direct or indirect financial interest in the operation of the Plan or in any agreements related thereto.

Revenue Sharing

          The Adviser and/or the Distributor may pay compensation, out of their own funds and not as an expense of the Portfolios, to certain affiliated entities of the Adviser and the Distributor (“Affiliated Entities”), certain insurance companies and/or other unaffiliated financial intermediaries, including recordkeepers and administrators of various deferred compensation plans (“Intermediaries”), in connection with the sale, distribution, marketing and/or retention of shares of the Portfolios and/or shareholder servicing. For example, the Adviser or the Distributor may pay additional compensation to an Intermediary for, among other things, promoting the sale and distribution of Portfolio shares, providing access to various programs, mutual fund platforms or preferred or recommended mutual fund lists offered by the Intermediary, granting the Distributor access to the Intermediary’s financial advisors and consultants, providing assistance in the ongoing education and training of the Intermediary’s financial personnel, furnishing marketing support, maintaining share balances and/or for sub-accounting, recordkeeping, administrative, shareholder, or transaction processing services. Such payments are in addition to any shareholder servicing fees and/or transfer agency fees that may be payable by the Portfolios. The additional payments are generally based on current assets, but may also be based on other measures as determined from time to time by the Adviser and/or the Distributor (e.g., gross sales or number of accounts). The amount of these payments may be different for different Intermediaries.

          With respect to Affiliated Entities, these payments currently include the following amounts, which are paid in accordance with the applicable compensation structure:

          (1) on Class I shares of certain Portfolios held directly in an Affiliated Entity’s traditional brokerage accounts, an ongoing annual fee in an amount (i) up to 35% of each Portfolio’s advisory fees accrued from the average daily net asset value of such shares or (ii) up to 0.25% of the total average monthly net asset value of such shares;

          (2) on Class P, H and L shares held directly in an Affiliated Entity’s traditional brokerage accounts or held in non-Affiliated Entity accounts where the Affiliated Entity is designated by purchasers as broker-dealer of record, an ongoing annual fee in an amount up to 0.03% of the total average monthly net asset value of such shares; and

          (3) On Class I, P, H and L shares held in taxable accounts through any fee-based advisory program offered by an Affiliated Entity, an ongoing annual fee in an amount up to 0.03% of the total average monthly net asset value of such shares.

          With respect to other Intermediaries, these payments, which are made in accordance with the applicable compensation structure, are currently equal to an ongoing annual fee in an amount up to 0.10% of the total average daily net asset value of Class I, P, H and L shares held in the applicable accounts.

          With respect to Investment Class shares held through Morgan Stanley’s Stable Value Program, these payments, which are made in accordance with the applicable compensation structure, are currently equal to an ongoing annual fee in an amount up to 0.205% of the average daily net asset value of such shares to Morgan Stanley & Co. or other Intermediaries.

          The prospect of receiving, or the receipt of, additional compensation as described above by Affiliated Entities or other Intermediaries may provide Affiliated Entities and such other Intermediaries and their financial advisors and other salespersons with an incentive to favor sales of shares of the Portfolios over other investment options with respect to which the Affiliated Entity or other Intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of a Portfolio or the amount that a Portfolio receives to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Portfolio shares and should review carefully any disclosure provided by an Affiliated Entity or other Intermediary as to its compensation.

FUND ADMINISTRATION

          Morgan Stanley Investment Management also serves as Administrator to the Fund pursuant to an Amended and Restated Administration Agreement dated as of November 1, 2004 (the “Administration Agreement”). Under the Administration Agreement, Morgan Stanley Investment Management receives an annual fee, accrued daily and payable monthly, of 0.08% of the Fund’s average daily net assets, and is responsible for all fees payable under any sub-administration agreements. JPMorgan Investor Services Co. provides fund accounting and other services pursuant to a sub-administration agreement.

          For the fiscal years ended September 30, 2006, 2007 and 2008, the Fund paid the following administrative fees (no administrative fees were waived):

	Administrative Fees Paid

Portfolio	2006 (000)	2007 (000)	2008 (000)

Mid Cap Growth Portfolio	$1,637	$1,976	$2,712
U.S. Mid Cap Value Portfolio	111	127	129
U.S. Small Cap Value Portfolio	557	679	647
Value Portfolio	621	475	266
Core Fixed Income Portfolio	194	251	229
Core Plus Fixed Income Portfolio	2,024	2,113	1,888
Intermediate Duration Portfolio	221	117	117
International Fixed Income Portfolio	123	164	173
Investment Grade Fixed Income Portfolio	400	414	368
Limited Duration Portfolio	925	854	712
Long Duration Fixed Income Portfolio	4	21	23
Municipal Portfolio	464	623	887
Balanced Portfolio	232	252	231
Advisory Portfolio	2,553	2,502	1,881
Advisory Portfolio II	*	*	474

*	Not operational during the period.

OTHER SERVICE PROVIDERS

          Custodian. JPMorgan Chase Bank, N.A., located at 3 Chase MetroTech Center, Brooklyn, NY 11245, serves as Custodian for the Fund. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act.

          Transfer and Dividend Disbursing Agent. Morgan Stanley Services Company Inc., P.O. Box, 219804, Kansas City, MO 64121-9804, serves as the Fund’s Transfer Agent and Dividend Disbursing Agent.

          Pursuant to a Transfer Agency Agreement, the Fund pays Morgan Stanley Services Company Inc. a fee, which has been approved by the Fund’s Board of Trustees, generally based on the number of classes, accounts and transactions relating to the Portfolios of the Fund. The Fund and Morgan Stanley Services Company Inc. may enter into agreements with third party intermediaries, pursuant to which such intermediaries agree to provide recordkeeping and other administrative services for their clients who invest in the Portfolios. In such instances, each Portfolio will pay certain fees to the intermediaries for the services they provide that otherwise would have been performed by Morgan Stanley Services Company Inc., which fees may be calculated and incurred on a class-by-class basis.

          Independent Registered Public Accounting Firm. Ernst & Young LLP, located at 200 Clarendon Street, Boston, MA 02116-5072, serves as the independent registered public accounting firm for the Fund and audits the annual financial statements of each Portfolio.

          Fund Counsel. Clifford Chance US LLP, located at 31 West 52nd Street, New York, NY 10019, acts as the Fund’s legal counsel.

BROKERAGE TRANSACTIONS

Portfolio Transactions

          The Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for each of the Fund’s Portfolios and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolios. In so doing, the Adviser will consider all matters it deems relevant, including the following: the Adviser’s knowledge of negotiated commission rates and spreads currently available; the nature of the security or instrument being traded; the size and type of the transaction; the nature and character of the markets for the security or instrument to be purchased or sold; the desired timing of the transaction; the activity existing and expected in the market for the particular security or instrument; confidentiality; the execution, clearance, and settlement capabilities of the broker or dealer selected and other brokers or dealers considered; the reputation and perceived soundness of the broker or dealer selected and other brokers or dealers considered; the Adviser’s knowledge of any actual or apparent operational problems of a broker or dealer; and the reasonableness of the commission or its equivalent for the specific transaction.

          In seeking to implement the Fund’s policies, the Adviser effects transactions with those brokers and dealers who the Adviser believes provide the most favorable prices and are capable of providing efficient executions. If the Adviser believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Portfolios or the Adviser. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Adviser from brokers and dealers may be of benefit to them and any of their asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly.

          The Adviser is prohibited from directing brokerage transactions on the basis of the referral of clients or the sale of shares of advised investment companies. However, the Adviser may place Portfolio orders with qualified broker-dealers who recommend the Portfolios or who act as agents in the purchase of shares of the Portfolios for their clients.

          The Adviser and certain of its affiliates currently serve as investment adviser to a number of clients, including other investment companies, and may in the future act as investment adviser to others. It is the practice of the Adviser and its affiliates to cause purchase and sale transactions to be allocated among clients whose assets they manage (including the Fund) in such manner they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the Portfolios and other client accounts. The Adviser and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.

          As a wholly-owned subsidiary of Morgan Stanley, the Adviser is affiliated with certain U.S.-registered broker-dealers and foreign broker-dealers (collectively, the “Affiliated Brokers”). The Adviser may, in the exercise of its discretion under the Agreement, effect transactions in securities or other instruments for the Fund through the Affiliated Brokers.

Commissions Paid

          For the fiscal years ended September 30, 2006, 2007 and 2008, the Fund paid brokerage commissions of approximately $4,930,057, $5,837,453 and $5,553,839, respectively. For the fiscal years ended September 30,

2006, 2007 and 2008, the Fund paid in the aggregate $27,543, $70,974 and $165,718, respectively, as brokerage commissions to Morgan Stanley & Co. Incorporated (“Morgan Stanley & Co.”), an affiliated broker-dealer. For the fiscal year ended September 30, 2008, the brokerage commissions paid to Morgan Stanley & Co. represented approximately 2.98% of the total brokerage commissions paid by the Fund during the period and were paid on account of transactions having an aggregate dollar value equal to approximately 0.20% of the aggregate dollar value of all portfolio transactions of the Fund during the period for which commissions were paid.

          For the fiscal year ended September 30, 2008, each Portfolio of the Fund paid brokerage commissions, including brokerage commissions paid to affiliated broker-dealers, as follows:

	Brokerage Commissions Paid During Fiscal Year Ended September 30, 2008

		Commissions Paid to Morgan Stanley & Co.

Portfolio	Total Commissions Paid	Total Commissions	Percent of Total Commissions	Percent of Total Brokered Transactions

Mid Cap Growth	$2,497,523	$141,416	5.66%	0.21%
U.S. Mid Cap Value	303,272	16,502	5.44	0.23
U.S. Small Cap Value	1,138,891	2,016	0.18	0.22
Value	183,133	1,069	0.58	0.09
Core Fixed Income	31,813	—	—	—
Core Plus Fixed Income	285,120	—	—	—
Intermediate Duration	18,216	—	—	—
International Fixed Income	1,792	—	—	—
Investment Grade Fixed Income	50,848	—	—	—
Limited Duration	76,241	—	—	—
Long Duration Fixed Income	3,310	—	—	—
Municipal	256,956	—	—	—
Balanced	229,632	4,715	2.05	0.25
Advisory	370,768	—	—	—
Advisory Portfolio II	106,324	—	—	—

          For the fiscal years ended September 30, 2007 and September 30, 2006, each Portfolio of the Fund paid brokerage commissions as follows:

	Brokerage Commissions Paid During Fiscal Years Ended September 30, 2007 and 2006

	Fiscal Year Ended September 30, 2007		Fiscal Year Ended September 30, 2006

Portfolio	Total	Morgan Stanley & Co.	Total	Morgan Stanley & Co.

Mid Cap Growth	$2,883,149	1.96%	$2,422,290	0.46%
U.S. Mid Cap Value	238,171	2.54	256,088	5.20
U.S. Small Cap Value	810,364	0.20	825,923	0.06
Value	224,500	2.86	418,024	0.59
Core Fixed Income	56,982	—	31,424	—
Core Plus Fixed Income	490,405	—	245,434	—
Intermediate Duration	27,161	—	31,556	—
International Fixed Income	1,024	—	4,183	—
Investment Grade Fixed Income	92,090	—	60,695	—
Limited Duration	98,656	—	79,274	—
Long Duration Fixed Income	2,995	—	792	—
Municipal	183,042	—	134,423	—
Balanced	114,154	0.36	159,506	0.01
Advisory	560,214	—	199,206	—
Advisory Portfolio II	*	*	*	*

*	Not operational during the period.

          Directed Brokerage. During the fiscal year ended September 30, 2008, none of the Portfolios paid any brokerage commissions to brokers because of research services provided.

          Regular Broker-Dealers. The Fund’s regular broker-dealers are (i) the ten broker-dealers that received the greatest dollar amount of brokerage commissions from the Fund; (ii) the ten broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions; and (iii) the ten broker-dealers that sold the largest dollar amount of Portfolio shares. During the fiscal year ended September 30, 2008, the following Portfolios purchased securities issued by the Fund’s regular broker-dealers:

VALUE OF PORTFOLIO HOLDINGS

Portfolio	Regular Broker-Dealer	Value of Portfolio Holdings as of September 30, 2008

Advisory Portfolio	Bank of America Corporation	$617,000
	Goldman Sachs Group, Inc.	275,000

Advisory Portfolio II	Bank of America Corporation	$629,000
	Goldman Sachs Group, Inc.	280,000

Balanced Portfolio	Citigroup, Inc.	$1,628,000
	Bank of America Corporation	1,537,000
	Goldman Sachs Group, Inc.	1,511,000
	J.P. Morgan Chase & Co.	1,332,000
	Credit Suisse First Boston LLC	499,000
	Merrill Lynch & Co., Inc.	341,000

Core Fixed Income Portfolio	Goldman Sachs Group, Inc.	$766,000
	Citigroup, Inc.	682,000
	Bank of America Corporation	463,000
	J.P. Morgan Chase & Co.	438,000
	Credit Suisse First Boston LLC	76,000

Core Plus Fixed Income Portfolio	Citigroup, Inc.	$20,560,000
	Goldman Sachs Group, Inc.	6,829,000
	Merrill Lynch & Co., Inc.	5,441,000
	Credit Suisse First Boston LLC	4,726,000
	Bank of America Corporation	4,014,000
	J.P. Morgan Chase & Co.	3,751,000

Intermediate Duration Portfolio	Citigroup, Inc.	$2,213,000
	Bank of America Corporation	974,000
	Goldman Sachs Group, Inc.	816,000
	Merrill Lynch & Co., Inc.	643,000
	Credit Suisse First Boston LLC	569,000
	J.P. Morgan Chase & Co.	498,000

International Fixed Income Portfolio	Goldman Sachs Group, Inc.	$341,000

Investment Grade Fixed Income Portfolio	Goldman Sachs Group, Inc.	$1,339,000
	Citigroup, Inc.	1,095,000
	Merrill Lynch & Co., Inc.	1,094,000
	Credit Suisse First Boston LLC	897,000
	Bank of America Corporation	760,000
	J.P. Morgan Chase & Co.	562,000

Portfolio	Regular Broker-Dealer	Value of Portfolio Holdings as of September 30, 2008

Limited Duration Portfolio	Citigroup, Inc.	$8,368,000
	Bank of America Corporation	6,218,000
	Goldman Sachs Group, Inc.	4,793,000
	J.P. Morgan Chase & Co.	2,610,000
	Credit Suisse First Boston LLC	1,024,000
	Merrill Lynch & Co., Inc.	466,000

Long Duration Fixed Income Portfolio	Bank of America Corporation	$305,000
	Citigroup, Inc.	289,000
	Goldman Sachs Group, Inc.	237,000
	Merrill Lynch & Co., Inc.	154,000
	Credit Suisse First Boston LLC	96,000
	J.P. Morgan Chase & Co.	13,000

Municipal Portfolio	J.P. Morgan Chase & Co.	$2,258,000
	Merrill Lynch & Co., Inc.	2,203,000
	Citigroup, Inc.	1,997,000
	Goldman Sachs Group, Inc.	1,512,000

Value Portfolio	Bank of America Corporation	$7,385,000
	Citigroup, Inc.	4,982,000
	J.P. Morgan Chase & Co.	4,357,000
	Merrill Lynch & Co., Inc.	906,000
	Goldman Sachs Group, Inc.	627,000

          Portfolio Turnover. The Portfolios generally do not invest for short-term trading purposes; however, when circumstances warrant, each Portfolio may sell investment securities without regard to the length of time they have been held. Market conditions in a given year could result in a higher or lower portfolio turnover rate than expected and the Portfolios will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with their investment objectives and policies. Higher portfolio turnover (e.g., over 100%) necessarily will cause the Portfolios to pay correspondingly increased brokerage and trading costs. In addition to transaction costs, higher portfolio turnover may result in the realization of capital gains. As discussed under “Tax Considerations,” to the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

          For the fiscal years ended September 30, 2007 and September 30, 2008, the Core Fixed Income Portfolio’s turnover rates were 107% and 306%, respectively. For the fiscal years ended September 30, 2007 and September 30, 2008, the Core Plus Fixed Income Portfolio’s turnover rates were 139% and 320%, respectively. For the fiscal years ended September 30, 2007 and September 30, 2008, the Balanced Portfolio’s turnover rates were 60% and 148%, respectively. For the fiscal years ended September 30, 2007 and September 30, 2008, the Advisory Portfolio’s turnover rates were 218% and 484%, respectively. With respect to the Core Fixed Income Portfolio, Core Plus Fixed Income Portfolio and Advisory Portfolio, due to the relative unattractiveness of many mortgage securities, the Portfolios made less frequent use of these instruments over the most recent time period. This included less reliance on mortgage securities purchased on a forward (i.e., to-be-announced, or TBA) basis and subsequently “rolled” each month. As a result, portfolio turnover declined in the most recent period relative to the prior period.

GENERAL INFORMATION

Fund History

          Morgan Stanley Institutional Fund Trust (formerly MAS Funds) is an open-end, management investment company established under Pennsylvania law as a Pennsylvania business trust under an Amended and Restated Agreement and Declaration of Trust dated November 18, 1993 as further Amended and Restated on August 24, 2006 (the “Declaration of Trust”). The Fund was originally established as The MAS Pooled Trust Fund, a Pennsylvania business trust, in

February 1984. Each of the Portfolios are diversified except for the International Fixed Income Portfolio and Advisory Portfolio II, which are non-diversified. No Portfolio is subject to the liabilities of any other Portfolio.

Description of Shares and Voting Rights

          The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of series (“Portfolios”) of shares. Currently, the Fund consists of 15 Portfolios.

          The shares of each Portfolio of the Fund are fully paid and non-assessable, except as set forth below, and have no preference as to conversion, exchange, dividends, retirement or other features. The shares of each Portfolio of the Fund have no preemptive rights. The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder of a class is entitled to one vote for each full class share held (and a fractional vote for each fractional class share held) in the shareholder’s name on the books of the Fund. Shareholders of a class have exclusive voting rights regarding any matter submitted to shareholders that relates solely to that class of shares (such as a service agreement relating to that class), and separate voting rights on any other matter submitted to shareholders in which the interests of the shareholders of that class differ from the interests of holders of any other class.

          Meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. A meeting will be held to vote on the removal of a Trustee or Trustees of the Fund if requested in writing by the holders of not less than 10% of the outstanding shares of the Fund. The Fund will assist in shareholder communication in such matters to the extent required by law.

Dividends and Distributions

          The Fund’s policy is to distribute substantially all of each Portfolio’s net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the federal excise tax on undistributed income and capital gains. The amounts of any income dividends or capital gains distributions cannot be predicted.

          Any dividend or distribution paid shortly after the purchase of shares of a Portfolio by an investor may have the effect of reducing the per share net asset value of that Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes.

          As set forth in the Prospectuses, unless the shareholder elects otherwise in writing, all dividends and capital gains distributions for a class of shares are automatically reinvested in additional shares of the same class of the Portfolio at net asset value (as of the business day following the record date). This automatic reinvestment of dividends and distributions will remain in effect until the shareholder notifies the Fund by telephone or in writing that either the Income Option (income dividends in cash and capital gain distributions reinvested in shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. It may take up to three business days to effect this change. An account statement is sent to shareholders whenever a dividend or distribution is paid.

          Each Portfolio of the Fund is treated as a separate entity (and hence, as a separate “regulated investment company”) for federal tax purposes. Any net capital gains recognized by a Portfolio are distributed to its investors without need to offset (for federal income tax purposes) such gains against any net capital losses of another Portfolio.

          In all Portfolios undistributed net investment income is included in the Portfolio’s net assets for the purpose of calculating NAV. Therefore, on the ex-dividend date, the NAV excludes the dividend (i.e., is reduced by the per share amount of the dividend). Dividends paid shortly after the purchase of shares by an investor, although in effect a return of capital, are taxable as ordinary income.

          Certain mortgage securities may provide for periodic or unscheduled payments of principal and interest as the mortgages underlying the securities are paid or prepaid. However, such principal payments (not otherwise characterized as original issue discount or bond premium expense) will not normally be considered as income to the Portfolio and therefore will not be distributed as dividends. Rather, these payments on mortgage-backed securities will be reinvested on your behalf by the Portfolio.

Shareholder and Trustee Liability

          Under Pennsylvania law, shareholders of a trust such as the Fund may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Fund’s Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trustees, but this disclaimer may not be effective in some jurisdictions or as to certain types of claims. The Declaration of Trust further provides for indemnification out of the Fund’s property of any shareholder held personally liable for the obligations of the Fund. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations.

          Pursuant to the Declaration of Trust, the Trustees may also authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset valuation procedures) with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. All consideration received by the Fund for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class (subject only to the rights of creditors of the Fund) and would be subject to the liabilities related thereto. Pursuant to the 1940 Act shareholders of any additional series or class of shares would normally have to approve the adoption of any advisory contract relating to such series or class and of any changes in the investment policies relating thereto.

          The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office.

TAX CONSIDERATIONS

          Each Portfolio generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder’s income tax return and they may be subject to different rates of tax. The tax treatment of the investment activities of a Portfolio will affect the amount, timing and character of distributions made by such Portfolio. The following discussion is only a summary of certain tax considerations generally affecting the Fund and shareholders of the Fund and is not intended as a substitute for careful tax planning. Tax issues relating to the Portfolios generally are not a consideration for shareholders that are tax-exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

          Investment Company Taxation: Each Portfolio of the Fund is treated as a separate entity for federal income tax purposes and intends to continue to qualify for the special tax treatment afforded regulated investment companies under Subchapter M of the Code. As such, each Portfolio will not be subject to federal income tax to the extent it distributes net investment company taxable income and net capital gains to shareholders. The Fund will notify you annually as to the tax classification of all distributions. If a Portfolio fails to qualify for any taxable year as a regulated investment company, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Portfolio’s current and accumulated earnings and profits.

          Each Portfolio intends to declare and pay dividends and capital gain distributions so as to avoid imposition of the federal excise tax. To do so, each Portfolio expects to distribute an amount at least equal to (i) 98% of its calendar year ordinary income, (ii) 98% of its capital gains net income for the one-year period ending October 31st, and (iii) 100% of any undistributed ordinary and capital gain net income from the prior year.

          In order for a Portfolio to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale or other disposition of stocks, securities or foreign currencies, or other income derived with respect to its business of investing in such stocks, securities or currencies. It is anticipated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement. In addition, (i) a Portfolio must distribute annually to its shareholders at least the sum of 90% of its net tax-exempt interest income and 90% of its investment company taxable income; (ii) at the close of each quarter of a Portfolio’s taxable year, at least 50% of its total assets must be represented by cash and cash items, U.S. government securities, securities of other regulated investment companies and such other securities with limitations; and (iii) at the close of each quarter of a Portfolio’s taxable year, not more than 25% of the value of its assets may be invested in securities of any one issuer, or of two or more issuers engaged in same or similar businesses if the Portfolio owns at least 20% of the voting power of such issuers. Net income derived from an interest in a “qualified publicly traded partnership,” as defined in the Code, will also be treated as qualifying income for purposes of the 90% gross income requirement described above. In addition, for the purposes of the diversification requirements in clause (iii) above, the outstanding voting securities of any issuer includes the equity securities of a qualified publicly traded partnership, and no more than 25% of the value of a regulated investment company’s total assets may be invested in the securities of one or more qualified publicly traded partnerships. The Code also provides that the separate treatment for publicly traded partnerships under the passive loss rules of the Code applies to a regulated investment company holding an interest in a qualified publicly traded partnership, with respect to items attributable to such interest.

          Each Portfolio of the Fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes including unrealized gains at the end of the Portfolio’s fiscal year on certain futures transactions. Such distributions will be combined with distributions of capital gains realized on the Portfolio’s other investments and shareholders will be advised of the nature of the payments.

          Gains or losses on the sale of securities by a Portfolio will be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules described below may change the normal treatment of gains and losses recognized by a Portfolio when a Portfolio makes certain types of investments. Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss. The application of these special rules would therefore also affect the character of distributions made by a Portfolio.

          Some of the options, futures contracts, forward contracts, and swap contracts entered into by the Portfolios may be “Section 1256 contracts.” Section 1256 contracts held by a Portfolio at the end of its taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with unrealized gains or losses treated as though they were realized. Any gains or losses, including “marked to market” gains or losses, on Section 1256 contracts other than forward contracts are generally 60% long-term and 40% short-term capital gains or losses (“60/40”) although all foreign currency gains and losses from such contracts may be treated as ordinary in character absent a special election.

          Generally, hedging transactions and certain other transactions in options, futures, forward contracts and swap contracts undertaken by a Portfolio, may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gain or loss realized by a Portfolio. In addition, losses realized by a Portfolio on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, and swap agreements to a Portfolio are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Portfolio. Short-term capital gain is taxed as ordinary income when distributed to shareholders.

          A Portfolio may make one or more of the elections available under the Code which are applicable to straddles. If a Portfolio makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the elections made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

          Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Portfolio that did not engage in such hedging transactions.

          The Code provides constructive sales treatment for appreciated financial positions such as stock which has increased in value in the hands of a Portfolio. Under this constructive sales treatment, the Portfolio may be treated as having sold such stock and be required to recognize gain if it enters into a short sale, an offsetting notional principal contract, a futures or forward contract, or a similar transaction with respect to such stock or substantially identical property.

          A Portfolio may make investments in which it recognizes income or gain prior to receiving cash with respect to such investment. For example, under certain tax rules, the Portfolio may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Portfolio receives no payments in cash on the security during the year. To the extent that a Portfolio makes such investments, it generally would be required to pay out such income or gain as a distribution in each year to avoid taxation at the Portfolio level. Such distributions will be made from the available cash of the Portfolio or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Adviser will select which securities to sell. The Portfolio may realize a gain or loss from such sales. In the event a Portfolio realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

          Taxation of Dividends and Distributions. Shareholders normally will have to pay federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from a Portfolio. Such dividends and distributions, to the extent of the Portfolio’s current and accumulated earnings and profits that are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or cash. Income dividends received by a shareholder may be taxed at the same rates as long-term capital gains. However, even if income received in the form of income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, a shareholder generally will not be permitted to offset income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates. Distributions by a Portfolio in excess of the Portfolio’s current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his or her shares. Any such return of capital distributions in excess of the shareholder’s tax basis will be treated as gain from the sale or exchange of his or her shares, as discussed below.

          Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held a Portfolio’s shares and regardless of whether the distribution is received in additional shares or in cash. The maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. However, the maximum tax rate on long-term capital gains will return to 20% in 2011, and all dividends will be taxed at ordinary income rates.

          Shareholders generally are taxed on any ordinary dividend or capital gain distributions from a Portfolio in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December to shareholders of record of such month and paid in January, then such amounts will be treated for tax purposes as received by the shareholders on December 31.

          After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains, and the amount of any dividends eligible for the federal dividends received deduction for corporations.

          Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by a Portfolio of investment income and short-term capital gains.

          For distributions with respect to taxable years of regulated investment companies beginning before January 1, 2010 a Portfolio is not required to withhold any amounts with respect to distributions to foreign shareholders that are properly designated by the Portfolio as “interest-related dividends” or “short-term capital gain dividends,” provided that the income would not be subject to federal income tax if earned directly by the foreign shareholder. Unless the provisions discussed above are extended or made permanent by Congress, distributions made by a Portfolio of investment income and short-term capital gains in taxable years beginning on or after January 1, 2010 will be treated like other distributions and may be subject to U.S. tax and withholding like regular distributions. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences of these distributions.

          Although income received on direct U.S. Government obligations is taxable at the federal level, such income may be exempt from state tax, depending on the state, when received by a shareholder. Each Portfolio will inform shareholders annually of the percentage of income and distributions derived from direct U.S. Government obligations. Shareholders should consult their tax advisors to determine whether any portion of dividends received from the Portfolio is considered tax exempt in their particular states.

          Purchases, Redemptions and Exchanges of Portfolio Shares. Any dividend or capital gains distributions received by a shareholder from any regulated investment company will have the effect of reducing the net asset value of the shareholder’s stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder’s cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distributions would be in part a return of the shareholder’s investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Portfolio shares immediately prior to a distribution record date. Any gain or loss recognized on a sale or redemption of shares of a Portfolio by a shareholder who is not a dealer in securities will generally be treated as long-term capital gain or loss if the shares have been held for more than twelve months and short-term if for twelve months or less. Generally, for non-corporate shareholders, long-term capital gains are taxed at a maximum rate of 15% and short-term gains are currently taxed at ordinary income tax rates. The maximum rate on long-term capital gains will return to 20% for taxable years beginning before January 1, 2011. If shares held for six months or less are sold or redeemed for a loss, two special rules apply: first, if shares on which a net capital gain distribution has been received are subsequently sold or redeemed, and such shares have been held for six months or less, any loss recognized will be treated as long-term capital loss to the extent of the long-term capital gain distributions. Second, any loss recognized by a shareholder upon the sale or redemption of shares of a municipal Portfolio fund held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the Shareholder with respect to such shares.

          Gain or loss on the sale or redemption of shares of a Portfolio is measured by the difference between the amount received and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

          Exchanges of shares of a Portfolio for shares of another Portfolio are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the first Portfolio, followed by the purchase of shares in the second Portfolio.

          If a shareholder realizes a loss on the redemption or exchange of a Portfolio’s shares and reinvests in substantially similar shares within 30 days before or after the redemption or exchange, the transactions may be subject to the “wash sale” rules, resulting in a postponement of the recognition of such loss for tax purposes. The ability to otherwise deduct capital losses may be subject to other limitations.

          Shareholders who are not citizens or residents of the United States and certain foreign entities that realize gain upon the sale or exchange of shares of a Portfolio will ordinarily be exempt from federal withholding tax unless: (i) in the case of a shareholder that is a nonresident alien individual, the gain is U.S. source income and such stockholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or (ii) at any time during a testing period described in the Code, the Portfolio was a “U.S. real property holding corporation,” as defined in the Code and Treasury Regulations, and the foreign shareholder actually or constructively held more than 5% of the shares of the same class, the gain would be taxed in the same manner as for a U.S. shareholder as discussed above. A 10% federal withholding tax generally would be imposed on the amount realized on the disposition of such shares and credited against the foreign shareholder’s federal income tax liability on such disposition. However, for tax years beginning before January 1, 2010, clause (ii) above will not apply if at all times during the testing period the value of the shares of a Portfolio is owned 50% or more by U.S. persons. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences relating to the legislation. When you open your Fund account, you must certify on your Account Registration Form that your Social Security Number or Taxpayer Identification Number is correct, and that you are not subject to backup withholding. By providing this information, you will avoid being subject to federal backup withholding at a rate of 28% (as of the date of this SAI) on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance of your taxes due on your income for such year.

          Foreign Income Taxes: Investment income received by the Portfolios from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle the Portfolios to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Portfolios’ assets to be invested within various countries is not known. The Portfolios intend to operate so as to qualify for treaty-reduced rates of tax where applicable.

          If at the end of a Portfolio’s year, more than 50% of a Portfolio’s assets are represented by foreign securities, then such Portfolio may file an election with the IRS to pass through to shareholders the amount of foreign income taxes paid by such Portfolio. A Portfolio will make such an election only if it is deemed to be in the best interests of such shareholders.

          If a Portfolio makes the above-described election, the Portfolio will not be allowed a deduction or a credit for foreign taxes it paid and the amount of such taxes will be treated as a dividend paid by the Portfolio. The shareholders of the Portfolios will be required to: (i) include in gross income, even though not actually received, their respective pro rata share of foreign taxes paid by the Portfolio; (ii) treat their pro rata share of foreign taxes as paid by them; (iii) treat as gross income from sources within the respective foreign countries, for purposes of the foreign tax credit, their pro rata share of such foreign taxes and their pro rata share of any dividend paid by the Portfolio which represents income from sources within foreign countries; and (iv) either deduct their pro rata share of foreign taxes in computing their taxable income or use it within the limitations set forth in the Code as a foreign tax credit against U.S. income taxes (but not both). In no event shall a shareholder be allowed a foreign tax credit if the shareholder holds shares in a Portfolio for 15 days or less during the 31-day period beginning on the date which is 15 days before the date on which such shares become ex-dividend with respect to such dividends.

          Each shareholder of a Portfolio will be notified within 60 days after the close of each taxable (fiscal) year of the Fund if the foreign taxes paid by the Portfolio will pass through for that year, and, if so, the amount of each shareholder’s pro rata share (by country) of (i) the foreign taxes paid, and (ii) the Portfolio’s gross income from foreign sources. The notice from the Portfolio to shareholders will also include the amount of foreign taxes paid by the Portfolio which are not allowable as a foreign tax credit because the Portfolio did not hold the foreign securities for more than 15 days during the 31-day period beginning on the date which is 15 days before the date on which the security becomes ex-dividend with respect to the foreign source dividend or because, and to the extent that, the recipient of the dividend is under an obligation to make related payments with respect to positions in substantially similar or related property. Shareholders who are not liable for federal income taxes, such as retirement plans qualified under Section 401 of the Code, will not be affected by any such “pass-through” of foreign tax credits.

          State and Local Income Taxes: The Fund is not liable for any corporate income or franchise tax in the Commonwealth of Pennsylvania. Shareholders should consult their tax advisors for the state and local income tax consequences of distributions from the Portfolios.

          Special Tax Considerations for the Municipal Portfolio: The Municipal Portfolio intends that at the close of each quarter of its taxable year, at least 50% of the value of the Portfolio’s total assets will consist of obligations the interest on which is excludable from gross income (i.e., municipal bonds and notes), so that it may pay “exempt-interest” dividends to shareholders. Exempt-interest dividends, which are defined in the Code, are excluded from a shareholder’s gross income for federal income tax purposes, but may nevertheless be subject to the alternative minimum tax (imposed at a rate of 26%-28% in the case of non-corporate taxpayers and at the rate of 20% in the case of corporate taxpayers). A shareholder may, however, lose the federal tax-exempt status of the accrued income of the Portfolio if the shareholder redeems its shares before a dividend has been declared. Exempt-interest dividends received by shareholders from the Portfolio may be subject to state and local taxes, although some states allow a shareholder to exclude that portion of a portfolio’s tax-exempt income which is accountable to municipal securities issued within the shareholder’s state of residence.

          The Portfolio may invest in private activity municipal securities, the interest on which is subject to the federal alternative minimum tax for corporations and individuals. The Portfolio may not be an appropriate investment for persons who are “substantial users” (or persons related to “substantial users”) of facilities financed by industrial development bonds or private activity bonds. A “substantial user” is defined generally to include certain persons who regularly use in a trade or business or facility financed from the proceeds of industrial development bonds or private activity bonds. Such persons should consult their tax advisors before purchasing shares.

          Any distributions paid to shareholders of the Portfolio that are derived from taxable interest or capital gains will be subject to federal income tax. Additionally, such distributions are not eligible for the dividends received deduction for corporations.

          Interest on indebtedness incurred or continued by a shareholder in order to purchase or carry shares of the Portfolio is not deductible for federal income tax purposes to the extent that it relates to exempt-interest dividends distributed to the shareholder during the taxable year.

PRINCIPAL HOLDERS OF SECURITIES

          As of January 2, 2009, the following persons or entities own, of record or beneficially, more than 5% of the shares of any Class of the following Portfolios’ outstanding shares.

CLASS I

Portfolio	Name and Address	% of Class

Advisory	Boston & Co	23.82
	Mutual Fund Operations
	PO Box 3198
	Mellon Bank
	Pittsburgh PA 15230-3198
Advisory	St Vincent’s Catholic Medical Ctrs	14.89
	NY Pension Retirement Inv Acc
	Attn Gary J Zuar
	153 West 11th St
	New York NY 10011-8305

Portfolio	Name and Address	% of Class

Advisory	Northern Trust Company as Custodian	9.77
	FBO Pension Plan of the Chubb Corp.
	PO Box 92956
	Chicago IL 60675-0001
Advisory	Black & Decker	8.43
	Defined Benefit Plan Master Trust
	1776 Heritage Dr
	North Quincy MA 02171-2119
Advisory	Young Women’s Christian Association	16.43
	Retirement Fund Inc
	Attn Susan Burke
	52 Vanderbilt Avenue 6th Floor
	New York NY 10017-3847
Advisory	Mac & Co	8.76
	Mutual Fund Operations
	PO Box 3198
	Pittsburgh PA 15230-3198
Advisory	Michelin North American Inc	11.12
	Attn Leslie Hale
	One Parkway South
	Greenville SC 29615-5022
Advisory II	KGF Group Trust II	6.19
	Attn Gerald Filippone
	C/O Alteria Corp Services Inc
	120 Park Ave 21st Fl
	New York NY 10017-5577
Advisory II	Philip Morris Long Term Disability	19.61
	120 Park Ave
	New York NY 10017-5577
Advisory II	Monsanto Company	74.20
	Defined Contribution Ownership Trust
	Attn Pam Moench
	800 N Lindbergh Blvd E Bldg
	Saint Louis MO 63167-0001
Balanced	National Financial Services Corp	5.20
	For the Exclusive Benefit of Clients
	PO Box 3908
	Church Street Station
	New York NY 10008-3908
Balanced	Morgan Stanley & Co	16.92
	FBO ASCAP Rabbi Trust Account
	One Lincoln Plaza
	New York NY 10023-7129
Balanced	First Union National Bank	12.92
	FBO Reinvest Omnibus
	1525 W WT Harris Blvd
	Charlotte NC 28288-0001
Balanced	Union Bank of California NA Corporate	42.38
	CO Trustee San Mateo Hotel Employees Labor
	Management Trust
	Attn B Mackovic
	350 California Street 11th Floor
	San Francisco CA 94104-1405

Portfolio	Name and Address	% of Class

Core Fixed Income	Morgan Stanley & Co	89.10
	Plaza II, 3rd Floor
	Harborside Financial Center
	Jersey City NJ 07311
Core Fixed Income	Wachovia Bank	6.84
	FBO Meridian Health Systems Inc
	Attn Myloan Dang
	1525 West W T Harris Blvd
	Charlotte NC 28288-0001
Core Plus Fixed Income	Mac & Co	34.80
	Mutual Fund Operations
	PO Box 3198
	Pittsburgh PA 15230-3198
Core Plus Fixed Income	Morgan Stanley & Co	25.73
	Plaza II, 3rd Floor
	Harborside Financial Center
	Jersey City NJ 07311
Core Plus Fixed Income	Fidelity Investments Institutional Operations	10.93
	FIIOC as Agent
	100 Magellan Way KWIC
	Covington KY 41015-1999
Intermediate Duration	Northern California Bakery and Confectioner	93.08
	Health & Welfare Fund
	Attn Merlin Young
	221 Main Street 2nd Floor
	San Francisco CA 94105-1909
International Fixed Income	Morgan Stanley & Co	5.49
	FBO X-Entity
	1585 Broadway
	New York City NY 10036-8200
International Fixed Income	Charles Schwab & Co Inc	32.25
	Attn Mutual Funds
	101 Montgomery St
	San Francisco CA 94104-4151
International Fixed Income	SEI Private Trust Co	22.65
	CO M&T Bank
	1 Freedom Valley Drive
	Oaks PA 19456-1019
International Fixed Income	Ameritrade Inc	8.68
	For Exclusive Benefit of our Clients
	PO Box 2226
	Omaha NE 68103-2226
International Fixed Income	PFPC Inc	9.54
	Agent for PFPC Trust
	FBO Wrap Clients
	Attn. Steve Cantz
	760 Moore Rd
	King of Prussia PA 19406-1212
Investment Grade Fixed Income	Morgan Stanley & Co	51.98
	Plaza II, 3rd Floor
	Harborside Financial Center
	Jersey City NJ 07311

Portfolio	Name and Address	% of Class

Investment Grade Fixed Income	Mac & Co	38.29
	Mutual Fund Operations
	PO Box 3198
	Pittsburgh PA 15230-3198
Limited Duration	Morgan Stanley & Co	95.73
	Plaza II, 3rd Floor
	Harborside Financial Center
	Jersey City NJ 07311
Long Duration	Morgan Stanley Investment Management	90.52
	Attn Lawrence Markey
	100 Front Street
	West Conshohocken PA 19428-2800
Long Duration	Wilmington Trust Co	9.48
	FBO Medina General Hospital Pension
	PO Box 8880
	Wilmington DE 19899-8880
Mid Cap Growth	Fidelity Investments Institutional Operations	32.52
	FIIOC as Agent
	100 Magellan Way KWIC
	Covington KY 41015-1999
Mid Cap Growth	Morgan Stanley & Co	14.88
	Plaza II, 3rd Floor
	Harborside Financial Center
	Jersey City NJ 07311
Mid Cap Growth	Mac & Co	7.99
	Mutual Fund Operations
	PO Box 3198
	Pittsburgh PA 15230-3198
Mid Cap Growth	Charles Schwab & Co Inc	6.08
	Attn Mutual Funds
	101 Montgomery St
	San Francisco CA 94104
Municipal	Morgan Stanley & Co	31.49
	Plaza II, 3rd Floor
	Harborside Financial Center
	Jersey City NJ 07311
Municipal	Charles Schwab & Co Inc	36.35
	Attn Mutual Funds
	101 Montgomery St
	San Francisco CA 94104-4151
Municipal	LPL	10.90
	FBO LPL Customers
	Attn Mutual Fund Operations
	PO Box 509046
	San Diego CA 92150-9046
U.S. Mid Cap Value	Mac & Co	30.04
	FBO Hertz Corp
	Attn Mutual Funds
	525 William Penn Place
	Pittsburgh PA 15219-1707

Portfolio	Name and Address	% of Class

U.S. Mid Cap Value	Fidelity Investments Institutional Operations	22.55
	FIIOC as Agent
	100 Magellan Way KWIC
	Covington KY 41015-1999
U.S. Mid Cap Value	Charles Schwab & Co Inc	9.41
	Attn Mutual Funds
	101 Montgomery St
	San Francisco CA 94104-4151
U.S. Mid Cap Value	National Financial Services Corp	6.54
	FBO Their Customers
	Church Street Station
	New York NY 1008-3908
U.S. Mid Cap Value	Prudential Investment Mgmt Service	5.68
	FBO Mutual Fund Clients
	Attn Pruchoice Unit
	194 Wood Ave South
	Iselin NJ 08830-2710
U.S. Small Cap Value	Morgan Stanley & Co	57.35
	Plaza II, 3rd Floor
	Harborside Financial Center
	Jersey City NJ 07311
U.S. Small Cap Value	Fidelity Investments Institutional Operations	18.69
	FIIOC as Agent
	100 Magellan Way KWIC
	Covington KY 41015-1999
U.S. Small Cap Value	The McConnell Foundation	7.03
	PO Box 492050
	Redding CA 96049-2050
Value	National Financial Services Corp	9.13
	FBO Their Customers
	Church Street Station
	New York NY 10008-3908
Value	Charles Schwab & Co Inc	21.89
	Attn Mutual Funds
	101 Montgomery St
	San Francisco CA 94104 - 4151
Value	Waveboard & Co	22.87
	State Street Corp
	Attn Nick Erickson
	801 Pennsylvania Ave
	Kansas City MO 64105-1307
Value	Fidelity Investments Institutional Operations	19.78
	FIIOC as Agent
	100 Magellan Way KWIC
	Covington KY 41015-1999

INVESTMENT CLASS

Portfolio	Name and Address	% of Class

Balanced	Kano Profit Sharing Plan	98.58
	Attn Rhoads Zimmerman
	PO Box 110098
	Nashville TN 37222-0098
Core Plus Fixed Income	SEI Trust Company	99.91
	FBO Morgan Stanley Stable Value Fund
	Attn John Hemak
	One Freedom Valley Dr
	Oaks PA 19456-1019
Intermediate Duration	SEI Trust Company	100.00
	FBO Morgan Stanley Stable Value Fund
	Attn John Hemak
	One Freedom Valley Dr
	Oaks PA 19456-1019
U.S. Mid Cap Value	Wilmington Trust Co as Trustee	45.51
	FBO Multicare Health Systems
	403B Employee Savings
	PO Box 8880
	Wilmington DE 19899-8880
U.S. Mid Cap Value	National Financial Services LLC	47.08
	200 Liberty Street
	New York NY 10281-1003

CLASS P

Portfolio	Name and Address	% of Class

Balanced	Fidelity Investments Institutional Operations	96.58
	FIIOC as Agent
	100 Magellan Way KWIC
	Covington KY 41015-1999
Core Fixed Income	Morgan Stanley & Co	100.00
	Plaza II, 3rd Floor
	Harborside Financial Center
	Jersey City NJ 07311
Core Plus Fixed Income	Fidelity Investments Institutional Operations	40.54
	FIIOC as Agent
	100 Magellan Way KWIC
	Covington KY 41015-1999
Core Plus Fixed Income	The Union Central Life Insurance Company	37.45
	Group Separate Account
	Attn Roberta Ujuary
	1876 Waycross Rd
	Cincinnati OH 45240-2899
Core Plus Fixed Income	Fidelity Management Trust Company	15.82
	Attn Lito Jaco
	82 Devonshire St, Mail Zone Z1M
	Boston MA 02109-3605
International Fixed Income	Morgan Stanley & Co	100.00
	Plaza II, 3rd Floor
	Harborside Financial Center
	Jersey City NJ 07311
Investment Grade Fixed Income	Morgan Stanley & Co	48.80
	Plaza II, 3rd Floor
	Harborside Financial Center
	Jersey City NJ 07311

Portfolio	Name and Address	% of Class

Investment Grade Fixed Income	Morgan Stanley & Co	8.01
	FBO The James Wood Johnson Trust
	Bruce Caputo, Attorney at Law TTEE
	1270 6th Avenue Suite 1817
	New York NY 10020-1702
Investment Grade Fixed Income	Morgan Stanley & Co	32.22
	FBO Annmarie Demartino
	420 Avenue L
	Brooklyn NY 11230-4614
Limited Duration	Morgan Stanley & Co	100.00
	Plaza II, 3rd Floor
	Harborside Financial Center
	Jersey City NJ 07311
Long Duration	Morgan Stanley Investment Management	100.00
	Attn Lawrence Markey
	One Tower Bridge
	100 Front Street
	West Conshohocken PA 19428-2800
Mid Cap Growth	National Financial Services Corp	40.31
	For Exclusive Benefit of Our Customers
	Attn Mutual Funds Dept
	One World Financial Center, 5th Floor
	New York NY 10281-1003
Mid Cap Growth	Fidelity Investments Institutional Operations	27.60
	FIIOC as Agent
	100 Magellan Way KWIC
	Covington KY 41015-1999
Mid Cap Growth	Merrill Lynch Pierce Fenner & Smith	6.64
	For the sole Benefit of ITS Customers
	4800 Deer Lake Drive East
	Jacksonville FL 32246-6484
Municipal	Morgan Stanley & Co	72.66
	Plaza II, 3rd Floor
	Harborside Financial Center
	Jersey City NJ 07311
Municipal	National Financial Services LLC	18.53
	200 Liberty St
	New York NY 10281-1003
U.S. Mid Cap Value	Ameritrade Inc	13.21
	For the Exclusive Benefit of Our Clients
	PO Box 2226
	Omaha NE 68103-2226
U.S. Mid Cap Value	Fidelity Investments Institutional Operations	7.77
	FIIOC as Agent
	100 Magellan Way KWIC
	Covington KY 41015-1999
U.S. Mid Cap Value	PRIAC as Trustee/Custodian	18.69
	FBO Various Retirement Plans
	801 Pennsylvania
	Kansas City MO 64105-1307
U.S. Mid Cap Value	Morgan Stanley & Co	12.22
	Plaza II, 3rd Floor
	Harborside Financial Center
	Jersey City NJ 07311

Portfolio	Name and Address	% of Class

U.S. Mid Cap Value	National Financial Services Corp	39.23
	For Exclusive Benefit of Our Customers
	Attn Mutual Funds Dept
	One World Financial Center, 5th Floor
	New York NY 10281-1003
U.S. Small Cap Value	National Financial Services LLC	35.18
	200 Liberty St
	New York NY 10281-1003
U.S. Small Cap Value	Fidelity Investments Institutional Operations	17.25
	FIIOC as Agent
	100 Magellan Way KWIC
	Covington KY 41015-1999
U.S. Small Cap Value	Charles Schwab & Co Inc	15.43
	Attn Mutual Funds
	101 Montgomery St
	San Francisco CA 94104 - 4151
U.S. Small Cap Value	JP Morgan Chase Bank	5.21
	FBO ADP/Enterprise 401K Plan
	4 New York Plaza 15th Fl
	New York NY 10004-2413
U.S. Small Cap Value	Wachovia Bank	5.83
	FBO Various Retirement Plans
	1525 West WT Harris Blvd
	Charlotte NC 28288-1151
Value	Fidelity Investments Institutional Operations	43.37
	FIIOC as Agent
	100 Magellan Way KWIC
	Covington KY 41015-1999
Value	Mercer Trust Company as Trustee	51.82
	FBO Wyeth Savings Plan
	One Investors Way MS N-7-J
	Norwood MA 02062-1599

CLASS H

Portfolio	Name and Address	% of Class

International Fixed Income	Morgan Stanley Investment Management	65.48
	Attn Lawrence Markey
	100 Front Street
	West Conshohocken PA 19428-2800
International Fixed Income	Morgan Stanley & Co	34.52
	Harborside Financial Center
	Plaza II 3rd Floor
	Jersey City NJ 07311
Investment Grade Fixed Income	Morgan Stanley Investment Management	67.38
	Attn Lawrence Markey
	100 Front Street
	West Conshohocken PA 19428-2800
Investment Grade Fixed Income	Morgan Stanley & Co	32.62
	Harborside Financial Center
	Plaza II 3rd Floor
	Jersey City NJ 07311

Portfolio	Name and Address	% of Class

Municipal	Morgan Stanley & Co	90.69
	Harborside Financial Center
	Plaza II 3rd Floor
	Jersey City NJ 07311

CLASS L

Portfolio	Name and Address	% of Class

International Fixed Income	Morgan Stanley Investment Management	7.98
	Attn Lawrence Markey
	100 Front Street
	West Conshohocken PA 19428-2800
International Fixed Income	Morgan Stanley & Co	92.02
	Harborside Financial Center
	Plaza II 3rd Floor
	Jersey City NJ 07311
Investment Grade Fixed Income	Morgan Stanley Investment Management	8.45
	Attn Lawrence Markey
	100 Front Street
	West Conshohocken PA 19428-2800
Investment Grade Fixed Income	Morgan Stanley & Co	91.55
	Harborside Financial Center
	Plaza II 3rd Floor
	Jersey City NJ 07311
Municipal	Morgan Stanley & Co	82.49
	Harborside Financial Center
	Plaza II 3rd Floor
	Jersey City NJ 07311

          The persons listed above as owning 25% or more of the outstanding shares of a Portfolio may be presumed to “control” (as that term is defined in the 1940 Act) such Portfolio. As a result, those persons would have the ability to vote a majority of the shares of the respective Portfolio on any matter requiring the approval of shareholders of such Portfolio.

PERFORMANCE INFORMATION

          The average annual total return (cumulative return shown for periods less than one year) of Class I shares of each Portfolio for the periods noted is set forth below:

Portfolio	1 Year Return 09/30/08	5 Years ended 09/30/08	10 Years ended 09/30/08	Inception to 09/30/08	Date of inception of Class

Mid Cap Growth	-28.42%	9.45%	7.55%	12.65%	03/30/1990
U.S. Mid Cap Value	-20.07%	10.49%	8.80%	13.56%	12/30/1994
U.S. Small Cap Value	-14.34%	11.31%	9.52%	11.00%	07/01/1986
Value	-22.51%	5.96%	5.77%	11.40%	11/05/1984
Core Fixed Income	-10.40%	1.18%	3.61%	6.91%	09/29/1987
Core Plus Fixed Income	-13.07%	0.83%	3.60%	7.69%	11/14/1984
Intermediate Duration	-7.29%	1.14%	3.71%	5.14%	10/03/1994
International Fixed Income	3.50%	4.58%	4.60%	5.51%	04/29/1994
Investment Grade Fixed Income	-9.37%	1.41%	3.86%	6.55%	08/31/1990
Limited Duration	-17.57%	-1.68%	1.88%	3.49%	03/31/1992
Long Duration Fixed Income	0.87%	N/A	N/A	3.98%	07/21/2006
Municipal	-5.24%	2.22%	3.96%	5.39%	10/01/1992
Advisory	-19.23%	-0.68%	2.82%	4.58%	04/12/1995
Advisory Portfolio II	N/A	N/A	N/A	-8.18%	03/11/2008
Balanced	-17.02%	5.54%	4.49%	7.31%	12/31/1992

          The average annual total return (cumulative return shown for periods less than one year) of the Investment Class shares of each Portfolio for the periods noted is set forth below:

Portfolio	1 Year Return 09/30/08	5 Years ended 09/30/08	10 Years ended 09/30/08	Inception to 09/30/08	Date of inception of Class

U.S. Mid Cap Value	-20.18%	10.33%	8.65%	10.91%	05/10/1996
Core Plus Fixed Income	-13.12%	0.69%	3.45%	4.35%	10/15/1996
Intermediate Duration	-7.54%	0.97%	N/A	4.01%	08/16/1999
Balanced	-17.17%	5.39%	4.30%	5.50%	04/03/1997

          The average annual total return (cumulative return for periods less than one year) of Class P shares of each Portfolio for the periods noted is set forth below:

Portfolio	1 Year Return 09/30/08	5 Years ended 09/30/08	10 Years ended 09/30/08	Inception to 09/30/08	Date of inception of Class

Mid Cap Growth	-28.59%	9.16%	7.29%	8.65%	01/31/1997
U.S. Mid Cap Value	-20.29%	10.21%	8.53%	6.40%	07/17/1998
U.S. Small Cap Value	-14.58%	11.02%	N/A	7.99%	01/22/1999
Value	-22.65%	5.71%	5.51%	6.76%	07/17/1996
Core Fixed Income	-10.68%	0.92%	N/A	3.61%	03/01/1999
Core Plus Fixed Income	-13.23%	0.58%	3.34%	4.09%	11/07/1996
International Fixed Income	4.31%	N/A	N/A	4.29%	09/28/2007
Investment Grade Fixed Income	-9.60%	1.22%	N/A	2.40%	05/20/2002
Limited Duration	-17.77%	N/A	N/A	-17.68%	09/28/2007
Long Duration Fixed Income	0.61%	N/A	N/A	3.71%	07/21/2006
Municipal	-5.44%	N/A	N/A	-2.77%	06/20/2007
Balanced	-17.26%	5.28%	4.23%	5.63%	11/01/1996

          The average annual total return (cumulative return for periods less than one year) of Class H shares of each Portfolio for the periods noted is set forth below:

Portfolio	1 Year Return 09/30/08	5 Years ended 09/30/08	10 Years ended 09/30/08	Inception to 09/30/08	Date of inception of Class

International Fixed Income	N/A	N/A	N/A	-2.70%	01/02/2008
Investment Grade Fixed Income	N/A	N/A	N/A	-13.21%	01/02/2008
Municipal	N/A	N/A	N/A	-6.31%	01/02/2008

          The average annual total return, inclusive of a maximum sales charge of 3.50%, (cumulative return for periods less than one year) of Class H shares of each Portfolio for the periods noted is set forth below:

Portfolio	1 Year Return 09/30/08	5 Years ended 09/30/08	10 Years ended 09/30/08	Inception to 09/30/08	Date of inception of Class

International Fixed Income	N/A	N/A	N/A	-6.06%	01/02/2008
Investment Grade Fixed Income	N/A	N/A	N/A	-16.21%	01/02/2008
Municipal	N/A	N/A	N/A	-9.58%	01/02/2008

          The average annual total return (cumulative return for periods less than one year) of Class L shares of each Portfolio for the periods noted is set forth below:

Portfolio	1 Year Return 09/30/08	5 Years ended 09/30/08	10 Years ended 09/30/08	Inception to 09/30/08	Date of inception of Class

International Fixed Income	N/A	N/A	N/A	-2.93%	06/16/2008
Investment Grade Fixed Income	N/A	N/A	N/A	-4.73%	06/16/2008
Municipal	N/A	N/A	N/A	-6.33%	06/16/2008

          The average annual total return (after taxes on distributions) of Class I shares of each Portfolio for the periods noted is set forth below (cumulative returns for periods less than one year):

Portfolio	1 Year Return 09/30/08	5 Years ended 09/30/08	10 Years ended 09/30/08	Inception to 09/30/08

Mid Cap Growth	-28.47%	9.41%	6.15%	10.42%
U.S. Mid Cap Value	-20.16%	10.39%	7.40%	11.53%
U.S. Small Cap Value	-16.49%	9.82%	7.71%	8.77%
Value	-23.51%	4.93%	4.33%	8.53%
Core Fixed Income	-11.95%	-0.64%	1.47%	4.32%
Core Plus Fixed Income	-14.59%	-0.97%	1.28%	4.73%
Intermediate Duration Fixed Income	-8.93%	-0.37%	1.65%	2.86%
International Fixed Income	0.89%	2.14%	2.91%	3.65%
Investment Grade Fixed Income	-10.89%	-0.34%	1.69%	4.05%
Limited Duration	-19.10%	-3.04%	0.15%	1.64%
Long Duration Fixed Income	-0.78%	N/A	N/A	2.49%
Municipal	-5.63%	2.03%	3.75%	5.20%
Advisory	-20.93%	-2.82%	0.24%	1.90%
Advisory Portfolio II	N/A	N/A	N/A	-9.22%
Balanced	-17.63%	4.87%	2.76%	5.15%

          The average annual total return (after taxes on distributions and redemption) of Class I shares of each Portfolio for the periods noted is set forth below (cumulative return for periods less than one year):

Portfolio	1 Year ended 9/30/08	5 Years ended 9/30/08	10 Years ended 9/30/08	Inception to 9/30/08	Date of inception of Class

Mid Cap Growth	-18.36%	8.23%	5.88%	10.12%	03/30/1990
U.S. Mid Cap Value	-12.89%	9.15%	6.82%	10.83%	12/30/1994
U.S. Small Cap Value	-7.52%	9.59%	7.56%	8.60%	07/01/1986
Value	-12.99%	5.31%	4.60%	8.56%	11/05/1984
Core Fixed Income	-6.66%	0.02%	1.81%	4.43%	09/29/1987
Core Plus Fixed Income	-8.38%	-0.27%	1.69%	4.85%	11/14/1984
Intermediate Duration	-4.65%	0.14%	1.92%	3.00%	10/03/1994
International Fixed Income	2.27%	2.48%	2.93%	3.61%	04/29/1994
Investment Grade Fixed Income	-6.01%	0.23%	1.99%	4.13%	08/31/1990
Limited Duration	-11.27%	-2.10%	0.61%	1.89%	03/31/1992
Long Duration Fixed Income	0.59%	N/A	N/A	2.56%	07/21/2006
Municipal	-2.15%	2.30%	3.82%	5.14%	10/01/1992
Advisory	-12.35%	-1.67%	0.93%	2.34%	04/12/1995
Advisory Portfolio II	N/A	N/A	N/A	-5.29%	03/11/2008
Balanced	-10.84%	4.46%	2.92%	5.14%	12/31/1992

          The aggregate total return of each Portfolio for the periods noted is set forth below. One year aggregate total return figures and Portfolio inception dates are reflected under the average annual total return figures provided above.

Portfolio	5 Years ended 9/30/08*	10 Years ended 9/30/08*	Inception to 9/30/08*

Mid Cap Growth	57.03%	107.05%	806.96%
U.S. Mid Cap Value	64.65%	132.49%	474.54%
U.S. Small Cap Value	70.86%	148.23%	919.78%
Value	33.58%	75.26%	1,221.47%
Core Fixed Income	6.05%	42.57%	306.96%
Core Plus Fixed Income	4.21%	42.47%	486.84%
Intermediate Duration	5.84%	43.94%	101.52%
International Fixed Income	25.10%	56.81%	116.86%
Investment Grade Fixed Income	7.27%	45.99%	214.89%
Limited Duration	-8.11%	20.47%	76.05%
Long Duration Fixed Income	N/A	N/A	8.94%
Municipal	11.58%	47.39%	131.62%
Advisory	-3.34%	32.03%	82.79%
Advisory Portfolio II	N/A	N/A	-8.18%
Balanced	30.96%	55.14%	203.87%

*

The above performance information relates solely to Class I. Performance for Investment Class and Class P would be lower because of the shareholder servicing fees charged to Investment Class and Class P; performance for Class H would be lower because of the sales charge, shareholder servicing fees and transfer agency fees charged to Class H; and performance for Class L would be lower because of the distribution fees, shareholder servicing fees and transfer agency fees charged to Class L.

          The 30-day yield figures for each of the Fund’s Fixed Income Portfolios is set forth below:

Class I Portfolios	Period Ending 9/30/08

Core Fixed Income Portfolio	5.44659%
Core Plus Fixed Income Portfolio	6.30534%
Intermediate Duration Portfolio	4.06706%
International Fixed Income Portfolio	2.70466%
Investment Grade Fixed Income Portfolio	5.31013%
Limited Duration Portfolio	5.76845%
Long Duration Fixed Income Portfolio	4.85262%
Municipal Portfolio	4.50138%
Balanced Portfolio	2.40489%
Advisory Portfolio	6.35646%
Advisory Portfolio II	6.84206%

Investment Class Portfolios	Period Ending 9/30/08

Core Plus Fixed Income Portfolio	5.95468%
Intermediate Duration Portfolio	3.92106%
Balanced Portfolio	2.25397%

Class P Portfolios	Period Ending 9/30/08

Core Fixed Income Portfolio	5.19706%
Core Plus Fixed Income Portfolio	5.91858%
International Fixed Income Portfolio	2.39862%
Investment Grade Fixed Income Portfolio	5.23885%
Limited Duration Portfolio	5.50915%
Long Duration Fixed Income Portfolio	4.59481%
Municipal Portfolio	4.23407%
Balanced Portfolio	2.14936%

Class H Portfolios	Period Ending 9/30/08

International Fixed Income Portfolio	2.22956%
Investment Grade Fixed Income Portfolio	4.84826%
Municipal Portfolio	4.06607%

Class L Portfolios	Period Ending 9/30/08

International Fixed Income Portfolio	2.03526%
Investment Grade Fixed Income Portfolio	4.85690%
Municipal Portfolio	3.88633%

FINANCIAL STATEMENTS

          The Fund’s Financial Statements for the fiscal year ended September 30, 2008, including notes thereto, and the reports of Ernst & Young LLP, independent registered public accounting firm, thereon, are incorporated herein by reference. A copy of each of the 2008 Annual Reports will accompany the delivery of this SAI.

MORGAN STANLEY INVESTMENT MANAGEMENT
PROXY VOTING POLICY AND PROCEDURES

I. Policy Statement

          Introduction—Morgan Stanley Investment Management’s (“MSIM”) policy and procedures for voting proxies (“Policy”) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

          The MSIM entities covered by this Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below).

          Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds—collectively referred to herein as the “MSIM Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies if the “named fiduciary” for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client’s policy.

          Proxy Research Services—RiskMetrics Group ISS Governance Services (“ISS”) and Glass Lewis (together with other proxy research providers as we may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of the Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping.

          Voting Proxies for Certain Non-U.S. Companies—Voting proxies of companies located in some jurisdictions, particularly emerging markets, may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients’ non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II. General Proxy Voting Guidelines

          To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein), including the guidelines set forth below. These guidelines address a broad range of issues, and provide general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, pro-

vided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

          We endeavor to integrate governance and proxy voting policy with investment goals and to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers, but such a split vote must be approved by the Proxy Review Committee.

          We may abstain on matters for which disclosure is inadequate.

          A. Routine Matters. We generally support routine management proposals. The following are examples of routine management proposals:

•	Approval of financial statements and auditor reports.

•	General updating/corrective amendments to the charter, articles of association or bylaws.

•

Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to “the transaction of such other business which may come before the meeting,” and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e. an uncontested corporate transaction), the adjournment request will be supported.

          We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

          B. Board of Directors

1.	Election of directors: In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:

a.

We consider withholding support from or voting against interested directors if the company’s board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for a NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent, although lack of board turnover and fresh perspective can be a negative factor in voting on directors.

i.          At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent.

ii. We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

b.

Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company’s compensation, nominating or audit committee.

c.

We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems, and/or acting with insufficient independence between the board and management.

d.

We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a “bright line” test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pills would be seen as a basis for opposing one or more incumbent nominees.

	e.	In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such.

	f.	We consider withholding support from or voting against a nominee who has failed to attend at least 75% of board meetings within a given year without a reasonable excuse.

g.

We consider withholding support from or voting against a nominee who serves on the board of directors of more than six companies (excluding investment companies). We also consider voting against a director who otherwise appears to have too many commitments to serve adequately on the board of the company.

2.

Board independence: We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66 2/3%) of the company’s board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

3.	Board diversity: We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to social, religious or ethnic group.

4.

Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

5.	Proxy access: We consider on a case-by-case basis shareholder proposals to provide procedures for inclusion of shareholder nominees in company proxy statements.

6.

Proposals to elect all directors annually: We generally support proposals to elect all directors annually at public companies (to “declassify” the Board of Directors) where such action is supported by the board, and otherwise consider the issue on a case-by-case basis based in part on overall takeover defenses at a company.

7.

Cumulative voting: We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board). U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

8.

Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint a non-executive Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context.

9.	Director retirement age and term limits: Proposals recommending set director retirement ages or director term limits are voted on a case-by-case basis.

10.

Generally, we will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.

          C. Corporate transactions and proxy fights. We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis. However, proposals for mergers or other significant transactions that are friendly and approved by the Research Providers generally will be supported and in those instances will not need to be reviewed by the Proxy Review Committee, where there is no portfolio manager objection and where there is no material conflict of interest. We also analyze proxy contests on a case-by-case basis.

          D. Changes in capital structure.

1.	We generally support the following:

	•	Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

•

Management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding.

•

Management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

	•	Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

	•	Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

	•	Management proposals to effect stock splits.

•

Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

	•	Management proposals for higher dividend payouts.

2.	We generally oppose the following (notwithstanding management support):

	•	Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

	•	Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders.

•

Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

	•	Proposals relating to changes in capitalization by 100% or more.

          We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.

E. Takeover Defenses and Shareholder Rights

1.

Shareholder rights plans: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles; and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

2.

Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

3.	Shareholder rights to call meetings: We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis.

4.

Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

5.

Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

6.	Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are “bundled” and presented for a single vote.

          F. Auditors. We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.

G. Executive and Director Remuneration.

1.	We generally support the following proposals:

•

Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past; or if there are objectionable plan design and provisions.

•

Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director’s decision to resign from a board (such forfeiture can undercut director independence).

	•	Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

	•	Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2.

Shareholder proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported. We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such proposals where we consider SERPs to be excessive.

3.

Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company’s current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

	4.	We consider shareholder proposals for U.K.-style advisory votes on pay on a case-by-case basis.

	5.	We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in option exercises

6.

Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company’s reasons and justifications for a re-pricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

          H. Social, Political and Environmental Issues. We consider proposals relating to social, political and environmental issues on a case-by-case basis to determine whether they will have a financial impact on shareholder value. However, we generally vote against proposals requesting reports that are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We generally oppose proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate.

          I. Fund of Funds. Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

III. Administration Of Policy

          The MSIM Proxy Review Committee (the “Committee”) has overall responsibility for creating and implementing the Policy, working with an MSIM staff group (the “Corporate Governance Team”). The Committee, which is appointed by MSIM’s Chief Investment Officer of Global Equities (“CIO”), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

          The Committee Chairperson is the head of the Corporate Governance Team, and is responsible for identifying issues that require Committee deliberation or ratification. The Corporate Governance Team, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The Corporate Governance Team has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance, and to refer other case-by-case decisions to the Proxy Review Committee.

          The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

A. Committee Procedures

          The Committee will meet at least monthly to (among other matters) address any outstanding issues relating to the Policy or its implementation. The Corporate Governance Team will timely communicate to ISS MSIM’s Policy (and any amendments and/or any additional guidelines or procedures the Committee may adopt).

          The Committee will meet on an ad hoc basis to (among other matters): (1) authorize “split voting” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3) determine how to vote matters for which specific direction has not been provided in this Policy.

          Members of the Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies (“Index Strategies”) will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

B. Material Conflicts of Interest

          In addition to the procedures discussed above, if the Committee determines that an issue raises a material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question (“Special Committee”).

          The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Chief Compliance Officer or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM’s relevant Chief Investment Officer or his/her designee, and any other persons deemed necessary by the Chairperson. The Special Committee may request the assistance of MSIM’s General Counsel or his/her designee who will have sole discretion to cast a vote. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C. Identification of Material Conflicts of Interest

A potential material conflict of interest could exist in the following situations, among others:

1.	The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer.

2.	The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

3.

Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

          If the Chairperson of the Committee determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the Chairperson will address the issue as follows:

1.	If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2.

If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM’s Client Proxy Standard.

3.

If the Research Providers’ recommendations differ, the Chairperson will refer the matter to the Committee to vote on the proposal. If the Committee determines that an issue raises a material conflict of interest, the Committee will request a Special Committee to review and recommend a course of action, as described above. Notwithstanding the above, the Chairperson of the Committee may request a Special Committee to review a matter at any time as he/she deems necessary to resolve a conflict.

D. Proxy Voting Reporting

          The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM Fund, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those Funds at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

          The Corporate Governance Team will timely communicate to applicable portfolio managers and to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

          MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.

          MSIM’s Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund’s holdings.

          [Appendix A and Appendix B of the Proxy Voting Policy have been intentionally omitted.]